SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               /x/

     Pre-Effective Amendment No. ----

     Post-Effective Amendment No. 43
                                 ----
                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       /x/

     Amendment No.  43
                   ----
                        (Check appropriate box or boxes.)

TOUCHSTONE STRATEGIC TRUST       FILE NOS. 811-3651 and 2-80859
------------------------------------------------------------------
(Exact name of Registrant as Specified in Charter)

221 East Fourth Street, Suite 300, Cincinnati, Ohio  45202
--------------------------------------------------------------------
(Address of Principal Executive Offices)      Zip Code

Registrant's Telephone Number, including Area Code (513) 362-8000
-----------------------------------------------------------------
Jill T. McGruder, 221 East Fourth Street, Cincinnati, OH 45202
----------------------------------------------------------------
(Name and Address of Agent for Service)

It is proposed that this filing will become effective
(check appropriate box)

/ /  immediately upon filing pursuant to paragraph (b)
/ /  on __________ pursuant to paragraph (b)
/x/  60 days after filing pursuant to paragraph (a)(1)
/ /  75 days after filing pursuant to paragraph (a)(2)
/ /  on ___________ pursuant to paragraph (a)(2) of Rule 485



[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                           TOUCHSTONE STRATEGIC TRUST
                            ------------------------
                                    FORM N-1A
                              CROSS REFERENCE SHEET
                             ----------------------

ITEM                          SECTION IN PROSPECTUS
----                          ---------------------
1...........................  Cover Page; For More Information
2...........................  Emerging Growth Fund, International Equity Fund,
                              Value Plus Fund, Enhanced 30 Fund, Equity Fund,
                              Utility Fund, Growth/Value Fund, Aggressive Growth
                              Fund; Investment Strategies and Risks
3...........................  Emerging Growth Fund, International Equity Fund,
                              Value Plus Fund, Enhanced 30 Fund, Equity Fund,
                              Utility Fund, Growth/Value Fund, Aggressive Growth
                              Fund
4...........................  Investment Strategies and Risks
5..........................   None
6...........................  The Funds' Management
7...........................  Investing with Touchstone, Distributions and
                              Taxes
8............................ Investing with Touchstone
9...........................  Financial Highlights

                              SECTION IN STATEMENT OF
ITEM                          ADDITIONAL INFORMATION
----                          -----------------------
10..........................  Cover Page, Table of Contents
11..........................  The Trust
12..........................  Definitions, Policies and Risk
                              Considerations, Investment Restrictions,
                              Portfolio Turnover, Appendix
13..........................  Trustees and Officers
14..........................  Principal Security Holders
15..........................  The Investment Adviser and Sub-Advisors, The
                              Distributor, Distribution Plans,
                              Custodian, Auditors, Transfer, Accounting and
                              Administrative Agents, Choosing a Share Class
16..........................  Securities Transactions
17..........................  The Trust, Choosing a Share Class
18..........................  Calculation of Share Price and Public
                              Offering Price, Other Purchase
                              Information, Redemption in Kind
19..........................  Taxes
20..........................  The Distributor
21..........................  Historical Performance Information
22..........................  Financial Statements

                                                                      PROSPECTUS
                                                                     MAY 1, 2001







                                                       INTERNATIONAL EQUITY FUND

                                                       EMERGING GROWTH FUND

                                                       AGGRESSIVE GROWTH FUND

                                                       GROWTH/VALUE FUND

                                                       EQUITY FUND

                                                       ENHANCED 30 FUND

                                                       VALUE PLUS FUND

                                                       UTILITY FUND

TOUCHSTONE
--------------------------------------------------------------------------------
                                                                 FAMILY OF FUNDS

The Securities and Exchange Commission has not approved the Funds' shares as an investment or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

Multiple Classes of Shares are offered by this Prospectus

TOUCHSTONE FAMILY OF FUNDS

Each Fund is a series of Touchstone Strategic Trust (the "Trust"), a group of 8 equity mutual funds. The Trust is part of the Touchstone Family of Funds which also consists of Touchstone Investment Trust, a group of 6 taxable bond and money market mutual funds, Touchstone Tax-Free Trust, a group of 6 tax-free bond and money market mutual funds and Touchstone Variable Series Trust, a group of 14 variable series funds. Each Fund has a different investment goal and risk level. For further information about the Touchstone Family of Funds, contact Touchstone at 800.543.0407.

TABLE OF CONTENTS

                                                                            Page

International Equity Fund...................................................

Emerging Growth Fund........................................................

Aggressive Growth Fund......................................................

Growth/Value Fund...........................................................

Equity Fund.................................................................

Enhanced 30 Fund............................................................

Value Plus Fund.............................................................

Utility Fund................................................................

Investment Strategies And Risks.............................................

The Funds' Management.......................................................

Investing With Touchstone...................................................

Distributions And Taxes.....................................................

Financial Highlights........................................................

For More Information........................................................

INTERNATIONAL EQUITY FUND
-------------------------

THE FUND'S INVESTMENT GOAL

The International Equity Fund seeks to increase the value of Fund shares over the long-term.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 80% of total assets) in equity securities of foreign companies and will invest in at least three countries outside the United States. The Fund focuses on companies located in Europe, Australia and the Far East. The Fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

The portfolio manager uses a growth-oriented style to choose investments for the Fund. This includes the use of both qualitative and quantitative analysis to identify markets and companies that offer solid growth prospects at reasonable prices. In selecting investments for the Fund, the portfolio manager combines a top-down regional and country analysis with a bottom-up security selection. Key factors in determining regional allocations are earnings, interest rates, valuation and risk. In selecting individual stocks, the portfolio manager employs a "growth at a reasonable price" approach. The portfolio manager looks for companies it believes have above average earnings growth prospects, but sell at a fair value.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors
     o Because securities of companies in emerging market countries involve unique risks, such as exposure to economies less diverse and mature than that of the U.S. and economic or political changes may cause larger price changes in these securities than other foreign securities
     o If the stocks in the Fund's portfolio do not grow over the long term as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are comfortable with wide market fluctuations.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the International Equity Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                          INTERNATIONAL EQUITY FUND --
                               CLASS A PERFORMANCE

YEARS       TOTAL RETURN

1995            5.29%

1996           11.61%

1997           15.57%

1998           19.94%

1999           39.50%

2000           _____%

During the period shown in the bar chart, the highest quarterly return was [29.45%] (for the quarter ended December 31, 1999) and the lowest quarterly return was [-13.67%] (for the quarter ended September 30, 1998).

The year-to-date return for the Fund's Class A shares as of March 31, 2001 is ______%.

The following table indicates the risks of investing in the International Equity Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the MSCI EAFE Index, a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia, and the Far East. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000

                                          Past 12       Past 5     Since
                                          Months        Years      Fund Started*
-------------------------------------    ---------    ---------    ------------
International Equity Fund -- Class A         %            %              %
-------------------------------------    ---------    ---------    ------------
International Equity Fund -- Class C         %            %              %
-------------------------------------    ---------    ---------    ------------
MSCI EAFE Index                              %            %              %
-------------------------------------    ---------    ---------    ------------

* Class A shares began operations on October 3, 1994 and Class C shares began operations on January 1, 1999. We calculated the Class C performance information in the table using the historical performance information of the Fund's predecessor which began operations on October 3, 1994, restated to reflect the current sales load applicable to Class C shares.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.95%             0.95%             0.95%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
                                                                                       4
Other Expenses                                                   2.07%             2.07%             2.07%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             3.27%             4.02%             4.02%
-------------------------------------------------------------------------------------------------------------
                                                                      5                 5                 5
Fee Waiver and/or Expense Reimbursement                          1.67%             1.67%             1.67%
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1.60%             2.35%             2.35%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You may be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

     5 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2001.

The following example should help you compare the cost of investing in the International Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    728         $    638          $    238
--------------------------------------------------------------------------------
     3 Years                   $  1,377         $  1,272          $  1,072
--------------------------------------------------------------------------------
     5 Years                   $  2,048         $  2,021          $  1,921
--------------------------------------------------------------------------------
     10 Years                  $  3,830         $  3,884*         $  4,120
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                 Class B Shares

1 Year                                 238
3 Years                              1,072
5 Years                              1,921
10 Years                             3,884*

     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

     *    Based on conversion to Class A shares after 7 years.

EMERGING GROWTH FUND
--------------------

THE FUND'S INVESTMENT GOAL

The Emerging Growth Fund seeks to increase the value of Fund shares as a primary goal and to earn income as a secondary goal.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities, including common and preferred stocks and convertible securities. The Fund invests primarily in small-cap companies, but may invest in mid-cap companies. These may include companies in the technology sector. The portfolio managers may choose companies they believe will grow faster than the U.S. economy in general. The portfolio managers may also choose companies they believe are undervalued, including companies with unrecognized asset values, undervalued growth or emerging growth and companies undergoing a turnaround.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o Because securities of small cap and mid cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio managers believe they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o If the companies in which the Fund invests do not grow as rapidly as expected
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are comfortable with wide market fluctuations.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Emerging Growth Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                   EMERGING GROWTH FUND -- CLASS A PERFORMANCE

YEARS       TOTAL RETURN

1995           22.56%

1996           10.56%

1997           32.20%

1998            2.57%

1999           45.85%

2000           _____%

During the period shown in the bar chart, the highest quarterly return was [26.84%] (for the quarter ended December 31, 1999) and the lowest quarterly return was [-19.30%] (for the quarter ended September 30, 1998).

The year-to-date return for the Fund's Class A shares as of March 31, 2001 is _____%.

The following table indicates the risks of investing in the Emerging Growth Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Russell 2000 Index, a widely recognized unmanaged index of small cap stock performance. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000

                                          Past 12       Past 5     Since
                                          Months        Years      Fund Started*
-------------------------------------    ---------    ---------    ------------
Emerging Growth Fund -- Class A              %            %              %
-------------------------------------    ---------    ---------    ------------
Emerging Growth Fund -- Class C              %            %              %
-------------------------------------    ---------    ---------    ------------
Russell 2000 Index                           %            %              %
-------------------------------------    ---------    ---------    ------------

* Class A shares began operations on October 3, 1994 and Class C shares began operations on January 1, 1999. We calculated the Class C performance information in the table using the historical performance information of the Fund's predecessor which began operations on October 3, 1994, restated to reflect the current sales load applicable to Class C shares.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or amount redeemed, whichever is less)                              *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.80%             0.80%             0.80%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
                                                                                        4
Other Expenses                                                   1.32%             1.32%             1.32%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             2.37%             3.12%             3.12%
-------------------------------------------------------------------------------------------------------------
                                                                      5                 5                 5
Fee Waiver and/or Expense Reimbursement                          0.87%             0.87%             0.87%
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1.50%             2.25%             2.25%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of their purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

     5 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2001.

The following example should help you compare the cost of investing in the Emerging Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    719         $    628          $    228
--------------------------------------------------------------------------------
     3 Years                   $  1,193         $  1,081          $    881
--------------------------------------------------------------------------------
     5 Years                   $  1,693         $  1,659          $  1,559
--------------------------------------------------------------------------------
     10 Years                  $  3,063         $  3,113*         $  3,369
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                 Class B Shares

1 Year                               $  228
3 Years                              $  881
5 Years                              $1,559
10 Years                             $3,113*

     o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

     *    Based on conversion to Class A shares after 7 years.

AGGRESSIVE GROWTH FUND
----------------------

THE FUND'S INVESTMENT GOAL

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund will seek growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in stocks of domestic growth companies that are likely to benefit from new or innovative products, services or processes, which should enhance their prospects for future growth in earnings and cash flow. The Fund will invest in companies of various sizes, including stocks of mid cap and small cap companies. In choosing securities, the portfolio manager looks for companies it believes to be priced lower than their true value. These may include companies in the technology sector.

The portfolio manager will invest in two basic categories of companies:

     o "Core" companies (approximately 67%) which the portfolio manager believes have shown above-average and consistent long-term growth in earnings and cash flow (net income plus depreciation and amortization) and have excellent prospects for future growth
     o "Earnings/cash flow acceleration" companies (up to 34%) which are currently experiencing a dramatic increase in earnings and/or cash flow or are projected to do so in the next 18-36 months

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The Fund may make short-term trades in order to take advantage of changing market, industry or company conditions. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The portfolio manager does not set a price target for its holdings in order to determine when to sell an investment. Rather, the portfolio manager generally will sell a security if one or more of the following occurs:

     (1)  a change in the fundamentals of a company or an industry;
     (2)  excessive valuation;
     (3)  better risk/reward opportunities may be found in other stocks; or
     (4)  excessive overweighting.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o    If the stocks in the Fund's portfolio are not undervalued as expected

     o If earnings and/or cash flow of the companies in the Fund's portfolio do not grow as expected
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
     o Because the Fund is non-diversified, it may hold a significant percentage of its assets in the securities of one company and the securities of that company may not increase in value as expected
     o Because securities of small cap and medium cap companies may be more thinly traded and may have more frequent and larger price changes than securities of larger cap companies

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

The Fund is most appropriate for you if you are an aggressive investor and are willing to assume a relatively high amount of risk. You should be comfortable with extreme levels of volatility, and safety of principal in the short term should not be a high priority for you. This Fund's approach may be appropriate for you if you are comfortable with wide market fluctuations.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Aggressive Growth Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                  AGGRESSIVE GROWTH FUND - CLASS A PERFORMANCE

YEARS       TOTAL RETURN

1996           24.08%

1997           17.05%

1998           25.24%

1999           87.37%

2000           _____%

     During the period shown in the bar chart, the highest quarterly return was [61.81%] (for the quarter ended December 31, 1999) and the lowest quarterly return was [-17.13%] (for the quarter ended December 31, 1997).

     The year-to-date return for the Fund's Class A shares as of March 31, 2001 is _____%.

The following table indicates the risks of investing in the Aggressive Growth Fund. It shows how the Fund's average annual returns for the periods shown compare to that of the NASDAQ Composite Index and the Russell 3000 Index. The NASDAQ Composite Index is an unmanaged index of common stocks of companies traded over-the-counter and offered through the National Association of Securities Dealers Automated Quotations system. The Russell 3000 Index is an unmanaged index of common stocks of the 3000 largest U.S. companies by market capitalization. On August 1, 2000, the Fund changed its comparative index from the NASDAQ Composite Index to the Russell 3000 Index because the Sub-Advisor believes the Russell 3000 Index more accurately represents the Fund's portfolio composition. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                                   Since
                                          1 Year       5 Years     Fund Started*
-------------------------------------    ---------    ---------    ------------
AGGRESSIVE GROWTH FUND - CLASS A             %            %              %
-------------------------------------    ---------    ---------    ------------
Russell 3000 Index                           %            %              %
-------------------------------------    ---------    ---------    ------------
NASDAQ Composite Index                       %            %              %
-------------------------------------    ---------    ---------    ------------
AGGRESSIVE GROWTH FUND - CLASS C             %            %              %
-------------------------------------    ---------    ---------    ------------
Russell 3000 Index                           %            %              %
-------------------------------------    ---------    ---------    ------------

* Class A Shares began operations on September 29, 1995 and Class C shares began operations on May 1, 2000.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  1.00%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
                                                                                        4                 4
Other Expenses                                                   0.88%             0.84%             0.84%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             2.13%             2.84%             2.84%
-------------------------------------------------------------------------------------------------------------
                                                                      5
Fee Waiver and/or Expense Reimbursement                          0.32%             0.14%             0.14%
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1.81%             2.70%             2.70%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

     5 Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain expenses of Class A shares in order to limit Total Annual Fund Operating Expenses to 1.95% or lower. Touchstone Advisors has agreed to maintain these expense limitations through at least March 31, 2002.

The following example should help you compare the cost of investing in the Aggressive Growth Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    748         $    673          $    273
--------------------------------------------------------------------------------
     3 Years                   $  1,175         $  1,067          $    867
--------------------------------------------------------------------------------
     5 Years                   $  1,626         $  1,586          $  1,486
--------------------------------------------------------------------------------
     10 Years                  $  2,872         $  2,909*         $  3,156
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                 Class B Shares

1 Year                               $  273
3 Years                              $  867
5 Years                              $1,486
10 Years                             $2,909*

     o    The example for the 3, 5 and 10-year  periods is calculated  using the
          Total  Fund  Operating   Expenses  before  the  limits  agreed  to  by
          Touchstone Advisors for periods after year 1.

     *    Based on conversion to Class A shares after 7 years.

GROWTH/VALUE FUND
-----------------

THE FUND'S INVESTMENT GOAL

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in stocks of domestic large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. In choosing securities, the portfolio manager looks for companies that it believes to be priced lower than their true value. These may include companies in the technology sector.

The portfolio manager will invest in two basic categories of companies:

     o "Core" companies (approximately 67%) which the portfolio manager believes have shown above-average and consistent long-term growth in earnings and cash flow (net income plus depreciation and amortization) and have excellent prospects for future growth
     o "Earnings/cash flow acceleration" companies (up to 34%) which are currently experiencing a dramatic increase in earnings and/or cash flow or are projected to do so in the next 18 to 36 months.

The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

The portfolio manager expects to hold investments in the Fund for an average of 18 to 36 months. However, changes in the portfolio manager's outlook and market conditions may significantly affect the amount of time the Fund holds a security. The Fund's portfolio turnover may vary greatly from year to year and during a particular year. The portfolio manager does not set a price target for its holdings in order to determine when to sell an investment. Rather, the portfolio manager generally will sell a security if one or more of the following occurs:

     (1)  a change in the fundamentals of a company or an industry;
     (2)  excessive valuation;
     (3)  better risk/reward opportunities may be found in other stocks; or
     (4)  excessive overweighting.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o If earnings and/or cash flow of the companies in the Fund's portfolio do not grow as expected
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors
     o Because the Fund is non-diversified, it may hold a significant percentage of its assets in the securities of one company and the securities of that company may not increase in value as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair to high degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Growth/Value Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                    GROWTH/VALUE FUND -- CLASS A PERFORMANCE

YEARS       TOTAL RETURN

1996           20.65%

1997           23.78%

1998           39.06%

1999           68.25%

2000           _____%

     During the period shown in the bar chart, the highest quarterly return was [47.98%] (for the quarter ended December 31, 1999) and the lowest quarterly return was [-8.50%] (for the quarter ended September 30, 1998).

     The year-to-date return for the Fund's Class A shares as of March 31, 2001 is ____%.

The following table indicates the risks of investing in the Growth/Value Fund. It shows how the Fund's average annual returns for the periods shown compare to that of the Standard & Poor's 500 Index, a widely recognized unmanaged index of common stock prices. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000

                                                                   Since
                                          1 Year       5 Years     Fund Started*
-------------------------------------    ---------    ---------    ------------
GROWTH/VALUE FUND - CLASS A                  %            %              %
-------------------------------------    ---------    ---------    ------------
Standard & Poor's 500 Index                  %            %              %
-------------------------------------    ---------    ---------    ------------
GROWTH/VALUE FUND - CLASS C                  %           --              %
-------------------------------------    ---------    ---------    ------------
Standard & Poor's 500 Index                  %           --              %
-------------------------------------    ---------    ---------    ------------

* Class A shares began operations on September 29, 1995 and Class C shares began operations on August 1, 1999.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  1.00%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.13%             0.33%             0.33%
-------------------------------------------------------------------------------------------------------------
                                                                                        4
Other Expenses                                                   0.39%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.52%             2.33%             2.33%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of their purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

The following example should help you compare the cost of investing in the Growth/Value Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    721         $    636          $    236
--------------------------------------------------------------------------------
     3 Years                   $  1,028         $    927          $    727
--------------------------------------------------------------------------------
     5 Years                   $  1,356         $  1,345          $  1,245
--------------------------------------------------------------------------------
     10 Years                  $  2,283         $  2,369*         $  2,666
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                 Class B Shares

1 Year                               $  236
3 Years                              $  727
5 Years                              $1,245
10 Years                             $2,369*

*    Based on conversion to Class A shares after 7 years.

EQUITY FUND
-----------

THE FUND'S INVESTMENT GOAL

The Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in a diversified portfolio of common stocks which are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to their expected growth rate of revenues, cash flows and earnings. These may include companies in the technology sector.

The portfolio manager uses a database of stocks from which to choose companies and then performs a detailed fundamental analysis on the companies which pass the initial screening. The intent of this analysis is to:

     o    Identify superior growth attributes relative to the general market
     o Identify high quality large cap companies with superior financial condition
     o    Acquire a detailed understanding of a company's earnings power
     o    Position the portfolio for a superior risk/reward ratio

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the detailed fundamental analysis of companies in the stock screening process is not accurate
     o If the companies in which the Fund invests do not grow as rapidly or increase in value as expected
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate or risk tolerant person. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Equity Fund. It shows changes in the performance of the Fund's Class C shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class C returns shown in the bar chart, depending on the expenses of that class.

                       EQUITY FUND -- CLASS C PERFORMANCE

YEARS       TOTAL RETURN

1994           -2.43%

1995           31.03%

1996           13.42%

1997           28.37%

1998           20.70%

1999           17.17%

2000           _____%

     During the period shown in the bar chart, the highest quarterly return was [19.92%] (for the quarter ended December 31, 1998) and the lowest quarterly return was [-10.57%] (for the quarter ended September 30, 1998).

     The year-to-date return for the Fund's Class C shares as of March 31, 2001 is ___%.

The following table indicates the risks of investing in the Equity Fund. It shows how the Fund's average annual returns for the periods shown compare to that of the Standard & Poor's 500 Index and the S&P Barra Growth Index. The Standard & Poor's 500 Index is a widely recognized unmanaged index of common stock prices. The S&P Barra Growth Index is a _______________________. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000
                                          Past 12       Past 5     Since
                                          Months        Years      Fund Started*
-------------------------------------    ---------    ---------    ------------
EQUITY FUND -- CLASS A                       %            %              %
-------------------------------------    ---------    ---------    ------------
Standard & Poor's 500 Index                  %            %              %
-------------------------------------    ---------    ---------    ------------
S&P Barra Growth Index                       %            %              %
-------------------------------------    ---------    ---------    ------------
EQUITY FUND -- CLASS C                       %            %              %
-------------------------------------    ---------    ---------    ------------
Standard & Poor's 500 Index                  %            %              %
-------------------------------------    ---------    ---------    ------------
S&P Barra Growth Index                       %            %              %
-------------------------------------    ---------    ---------    ------------
* Class A shares began operations on August 2, 1993. Class C shares began operations on June 7, 1993.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                       24

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.75%             0.75%             0.75%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
                                                                                        4
Other Expenses                                                   0.26%             0.93%             0.93%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.26%             2.68%             2.68%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

The following example should help you compare the cost of investing in the Equity Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    696         $    671          $    271
--------------------------------------------------------------------------------
     3 Years                   $    952         $  1,032          $    832
--------------------------------------------------------------------------------
     5 Years                   $  1,227         $  1,520          $  1,420
--------------------------------------------------------------------------------
     10 Years                  $  2,010         $  2,504*         $  3,012
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

                                 Class B Shares

1 Year                               $  271
3 Years                              $  832
5 Years                              $1,420
10 Years                             $2,504*

     *    Based on conversion to Class A shares after 7 years.

ENHANCED 30 FUND
----------------

THE FUND'S INVESTMENT GOAL

The Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average. The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the Dow Jones Industrial Average by substituting stocks that offer above average growth potential for those stocks in the Dow Jones Industrial Average that appear to have less growth potential. The Fund's portfolio will at all times consist of 30 stocks and up to 1/3 of these holdings may represent substituted stocks in the enhanced portion of the portfolio.

The portfolio manager uses a database of 4,000 stocks from which to choose the companies that will be substituted in the enhanced portion of the portfolio. A specific process is followed to assist the portfolio manager in its selections:

     o The 4,000 stocks are reduced to 1,400 by screening for quality and market capitalization ($10 billion minimum)
     o A model is applied to select stocks that the portfolio manager believes are priced at a discount to intrinsic value. This model reduces the stock choices to about 300 companies
     o The portfolio manager then searches for those companies that currently have a catalyst at work which may help to unlock their earnings potential

Stocks are sold when the portfolio manager believes they are overpriced or face a significant reduction in earnings prospects. The portfolio is rebalanced periodically or as needed due to changes in the Dow Jones Industrial Average or the other securities in the portfolio.

The portfolio manager's selection process is expected to cause the Fund's portfolio to have the following characteristics:

     o    Attractive valuation
     o    Above-average earnings and dividend growth
     o    Above-average market capitalization ratio
     o    Dominant industry position
     o    Seasoned management
     o    Above-average quality

Unlike  the  Dow  Jones  Industrial  Average,   the  Enhanced  30  Fund  is  not
price-weighted.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the stock selection model is not accurate in its stock screening process
     o If the stocks in the enhanced portion of the portfolio do not increase the Fund's return as expected
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find out more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies and Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate, or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

PERFORMANCE NOTE

Performance information is only shown for those Funds which have had a full calendar year of operations. Since the Enhanced 30 Fund started on May 1, 2000, there is no performance information included in this Prospectus.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.65%             0.65%             0.65%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
                                                                      4                 4                 4
Other Expenses                                                   1.00%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.90%             2.65%             2.65%
-------------------------------------------------------------------------------------------------------------
                                                                      5                 5                 5
Fee Waiver and/or Expense Reimbursement                          0.90%             0.90%             0.90%
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1.00%             1.75%             1.75%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

     5 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least March 31, 2002.

The following example should help you compare the cost of investing in the Enhanced 30 Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    671         $    578          $    178
--------------------------------------------------------------------------------
     3 Years                   $  1,055         $    938          $    738
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares

                                 Class B Shares

1 Year                                  178
3 Years                                 738

     o The example for the 3 year period is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for the period after year 1.

VALUE PLUS FUND
---------------

THE FUND'S INVESTMENT GOAL

The Value Plus Fund seeks to increase the value of Fund shares over the long-term.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in common stocks of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. These may include companies in the technology sector. The Fund may also invest in common stocks of rapidly growing companies to enhance the Fund's return and vary its investments to avoid having too much of the Fund's assets subject to risks specific to undervalued stocks.

Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies. A large cap company has a market capitalization of more than $5 billion. A mid cap company has a market capitalization of between $1 billion and $5 billion.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the market continually values the stocks in the Fund's portfolio lower than the portfolio manager believes they should be valued
     o    If the stocks in the Fund's portfolio are not undervalued as expected
     o Because the price of mid cap stocks may fluctuate more than the price of large cap stocks
     o Because the Fund may invest in the technology sector which at times may be subject to greater market fluctuation than other sectors

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund will be most appealing to you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Value Plus Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                     VALUE PLUS FUND -- CLASS A PERFORMANCE

YEAR        TOTAL RETURN

1999           15.51%

2000           _____%

     During the period shown in the bar chart, the highest quarterly return was [13.01%] (for the quarter ended December 31,1999) and the lowest quarterly return was [-8.68%] (for the quarter ended September 30, 1999).

     The year-to-date return for the Fund's Class A shares as of March 31, 2001 is ____%.

The following table indicates the risks of investing in the Value Plus Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the S&P 500 Index and the S&P/Barra Value Index. The S&P 500 Index is a widely recognized unmanaged index of common stock prices. The S&P/Barra Value Index is a capitalization-weighted index of stocks in the S&P 500 with high book-to-price ratios relative to the S&P 500 as a whole. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000

                                          Past 12     Since
                                          Months      Fund Started*
-------------------------------------    ---------    ------------
VALUE PLUS FUND -- CLASS A                   %             %
-------------------------------------    ---------    ------------
VALUE PLUS FUND - CLASS C                    %             %
-------------------------------------    ---------    ------------
S&P 500 Index                                %             %
-------------------------------------    ---------    ------------
S&P/Barra Value Index                        %             %
-------------------------------------    ---------    ------------


* Class A shares began operations on May 1, 1998 and Class C shares began operations on January 1, 1999. We calculated the Class C performance information in the table using the historical performance information of the Fund's predecessor which began operations on May 1, 1998, restated to reflect the current sales load applicable to Class C shares.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:


                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.75%             0.75%             0.75%
-------------------------------------------------------------------------------------------------------------
Distribution (12b-1) Fees                                        0.25%             1.00%             1.00%
-------------------------------------------------------------------------------------------------------------
                                                                                        4                 4
Other Expenses                                                   0.71%             0.71%             0.71%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.71%             2.46%             2.46%
-------------------------------------------------------------------------------------------------------------
                                                                      5                 5                 5
Fee Waiver and/or Expense Reimbursement                          0.41%             0.41%             0.41%
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1.30%             2.05%             2.05%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within 1 year of purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

     5 Touchstone Advisors has contractually agreed to waive or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund (the "Sponsor Agreement"). The Sponsor Agreement will remain in place until at least December 31, 2001.

The following example should help you compare the cost of investing in the Value Plus Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    700         $    608          $    208
--------------------------------------------------------------------------------
     3 Years                   $  1,045         $    927          $    727
--------------------------------------------------------------------------------
     5 Years                   $  1,414         $  1,374          $  1,274
--------------------------------------------------------------------------------
     10 Years                  $  2,446         $  2,493*         $  2,765

You would pay the following expenses if you did not redeem your shares.

                                 Class B Shares

1 Year                               $  208
3 Years                              $  727
5 Years                              $1,274
10 Years                             $2,493*

o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to under the Sponsor Agreement for periods after year 1.

*    Based on conversion to Class A shares after 7 years.

UTILITY FUND
------------

THE FUND'S INVESTMENT GOAL

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities.

ITS PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily (at least 65% of total assets) in a diversified portfolio of common, preferred and convertible preferred stocks and bonds of domestic public utilities. The Fund will invest in the securities of public utilities which are involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water. The Fund may also invest in investment grade debt securities which mature within 30 years.

The portfolio manager selects investments for the Fund by identifying companies that have

     o Sustainable growth rates in revenues, earnings, dividends, cash flows and return on investment
     o    Favorable relative valuation indicators
     o    "Hidden assets" not recognized by the market
     o    Positive management assessment
     o    Favorable regulatory climate

The portfolio manager also determines the competitive strengths and weaknesses, opportunities and threats to both the company and the industry. The portfolio manager expects to hold the Fund's securities for the long term, but will sell a security when a serious deterioration in the fundamental competitive position of the company occurs or when there is a change in the company's management which the portfolio manager believes is not in the best interests of shareholders.

THE KEY RISKS

The Fund's share price will fluctuate. You could lose money on your investment in the Fund and the Fund could also return less than other investments:

     o    If the stock market as a whole goes down
     o If the stocks of public utilities go down because of the occurrence of events and risks unique to the public utilities market
     o If the stocks in the Fund's portfolio do not grow over the long term as expected
     o If interest rates go up, causing the value of any debt securities held by the Fund to decline

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government entity.

As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about certain securities in which the Fund may invest and a more detailed description of risks under the heading "Investment Strategies And Risks" later in this Prospectus.

WHO MAY WANT TO INVEST

This Fund is most appropriate for you if you are a moderate or risk tolerant investor. You should be comfortable with a fair degree of volatility. Capital appreciation may be important to you, but you may not want to take extreme risks in order to achieve it. This Fund's approach may be most appropriate for you if you are comfortable with a moderate level of risk.

THE FUND'S PERFORMANCE

The following bar chart indicates the risks of investing in the Utility Fund. It shows changes in the performance of the Fund's Class A shares from year to year since the Fund started. The chart does not reflect any sales charges. Sales charges will reduce return.

The Fund's past performance does not necessarily indicate how it will perform in the future.

The return for other classes of shares offered by the Fund will differ from the Class A returns shown in the bar chart, depending on the expenses of that class.

                       UTILITY FUND -- CLASS A PERFORMANCE

YEARS       TOTAL RETURN

1991           22.70%

1992            7.66%

1993            8.03%

1994           -2.02%

1995           26.46%

1996            5.77%

1997           27.90%

1998           17.64%

1999            1.45%

2000           _____%

     During the period shown in the bar chart, the highest quarterly return was [16.83%] (for the quarter ended December 31, 1997) and the lowest quarterly return was [-12.26%] (for the quarter ended March 31, 1999).

     The year-to-date return for the Fund's Class A shares as of March 31, 2001 is ______%.

The following table indicates the risks of investing in the Utility Fund. It shows how the Fund's average annual returns for the periods shown compare to those of the Standard & Poor's Utility Index, a widely recognized unmanaged index consisting of electric power, natural gas and telephone companies. The table shows the effect of the applicable sales charge.

FOR THE PERIODS ENDED DECEMBER 31, 2000

                                           Past         Past 5      Past 10     Since
                                           Year         Years       Years       Fund Started*
-------------------------------------    ---------    ---------    ---------    ------------
UTILITY FUND -- CLASS A                      %            %            %              %
-------------------------------------    ---------    ---------    ---------    ------------
Standard & Poor's Utility Index              %            %            %              %
-------------------------------------    ---------    ---------    ---------    ------------
UTILITY FUND -- CLASS C                      %            %            %              %
-------------------------------------    ---------    ---------    ---------    ------------
Standard & Poor's Utility Index              %            %            %              %
-------------------------------------    ---------    ---------    ---------    ------------

* Class A shares began operations on August 15, 1989. Class C shares began operations on August 2, 1993.

THE FUND'S FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:

                                                   Shareholder Fees (fees paid directly from your investment)
                                                       Class A Shares    Class B Shares    Class C Shares
-------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load) Imposed on                                1
Purchases (as a percentage of offering price)                    5.75%             None              None
-------------------------------------------------------------------------------------------------------------
Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price                                             2                 3
or the amount redeemed, whichever is less)                          *              5.00%             1.00%
-------------------------------------------------------------------------------------------------------------
Redemption Fee                                                     **                **                **
-------------------------------------------------------------------------------------------------------------

                                       38

                                                                        Annual Fund Operating Expenses
                                                                (expenses that are deducted from Fund assets)
-------------------------------------------------------------------------------------------------------------
Management Fees                                                  0.75%             0.75%             0.75%
-------------------------------------------------------------------------------------------------------------

Distribution (12b-1) Fees                                        0.24%             0.92%             0.92%
-------------------------------------------------------------------------------------------------------------
                                                                                        4
Other Expenses                                                   0.39%             0.83%             0.83%
-------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             1.38%             2.50%             2.50%
-------------------------------------------------------------------------------------------------------------
                                                                      5                 5                 5
Fee Waiver and/or Expense Reimbursement                          0.04%             0.04%             0.04%
-------------------------------------------------------------------------------------------------------------
Net Expenses                                                     1.34%             2.46%             2.46%
-------------------------------------------------------------------------------------------------------------

     1 You may pay a reduced sales charge on very large purchases. There is no initial sales charge on certain purchases in a Roth IRA, a Roth Conversion IRA or a qualified retirement plan.

     * There is no sales charge at the time of purchase for purchases of $1 million or more but a sales charge of 1.00% will be assessed on shares redeemed within one year of purchase.

     2 You will pay a 5.00% contingent deferred sales charge if shares are redeemed within 1 year of their purchase. The contingent deferred sales charge will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances described in this Prospectus.

     3 The 1.00% is waived if shares are held for 1 year or longer or under other circumstances described in this Prospectus.

     ** You will be charged a fee for each wire redemption. This fee is subject to change.

     4 Other Expenses are based on estimated amounts for the current fiscal year.

     5 Pursuant to a written contract between Touchstone Advisors and the Trust, Touchstone Advisors has agreed to waive a portion of its advisory fee and/or reimburse certain of the Total Annual Fund Operating Expenses of each Class of the Fund through at least March 31, 2002.

The following example should help you compare the cost of investing in the Utility Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same (except for the 10 year amounts for Class B shares, which reflect the conversion of Class B shares to Class A shares after 7 years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                            Class A Shares   Class B Shares    Class C Shares
--------------------------------------------------------------------------------
     1 Year                    $    704         $    649          $    249
--------------------------------------------------------------------------------
     3 Years                   $    983         $    975          $    775
--------------------------------------------------------------------------------
     5 Years                   $  1,283         $  1,427          $  1,327
--------------------------------------------------------------------------------
     10 Years                  $  2,134         $  2,427*         $  2,833
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares.

                                 Class B Shares

1 Year                               $  249
3 Years                              $  775
5 Years                              $1,327
10 Years                             $2,833*

o The example for the 3, 5 and 10-year periods is calculated using the Total Fund Operating Expenses before the limits agreed to by Touchstone Advisors for periods after year 1.

*    Based on conversion to Class A shares after 7 years.

INVESTMENT STRATEGIES AND RISKS
-------------------------------

CAN A FUND DEPART FROM ITS NORMAL STRATEGIES?

Each Fund may depart from its investment strategies by taking temporary defensive positions in response to adverse market, economic or political conditions. During these times, a Fund may not achieve its investment goals.

DO THE FUNDS ENGAGE IN ACTIVE TRADING OF SECURITIES?

The Aggressive Growth Fund and the International Equity Fund may engage in active trading to achieve their investment goals. This may cause the Funds to realize higher capital gains which would be passed on to you. Higher capital gains could increase your tax liability. Frequent trading also increases transaction costs, which would lower a Fund's performance.

CAN A FUND CHANGE ITS INVESTMENT GOAL?

Each Fund (except the Growth/Value Fund and the Aggressive Growth Fund) may change its investment goal by a vote of the Board of Trustees without shareholder approval. You would be notified at least 30 days before any such change took effect.

DO THE FUNDS HAVE OTHER INVESTMENT STRATEGIES, IN ADDITION TO THEIR PRINCIPAL INVESTMENT STRATEGIES?

INTERNATIONAL EQUITY FUND. The International Equity Fund may also invest in certain debt securities issued by U.S. and non-U.S. entities (up to 20%), including non-investment grade debt securities rated as low as B.

EMERGING GROWTH FUND. The Emerging Growth Fund may also invest in:

     o    Larger company stocks
     o    Securities of foreign companies (up to 20%)
     o American depository receipts (ADRs), American Depository Shares and other depository receipts (up to 20%)
     o    Securities of emerging market countries (up to 10%)
     o Securities designed to replicate an index, an industry or a sector of the economy
     o    Cash equivalents
     o    Initial public offerings

AGGRESSIVE GROWTH FUND. The Aggressive Growth Fund may also invest up to 15% of its total assets in common stocks which are not actively traded on a national or regional stock exchange.

GROWTH/VALUE FUND. The Growth/Value Fund may also invest up to 10% of its total assets in common stocks of small cap companies.

VALUE PLUS FUND. The Value Plus Fund may also invest in:

     o    Preferred stocks
     o    Investment grade debt securities
     o    Convertible securities

In addition, the Value Plus Fund may invest up to 10% in:

     o    Cash equivalent investments
     o    Short-term debt securities

UTILITY FUND. The Utility Fund may also invest in non-investment grade debt securities.

THE FUNDS AT A GLANCE.

The following two tables can give you a quick basic understanding of the types of securities a Fund tends to invest in and some of the risks associated with a Fund's investments. You should read all of the information about a Fund and its risks before deciding to invest.

HOW CAN I TELL, AT A GLANCE, WHICH TYPES OF SECURITIES A FUND MIGHT INVEST IN?

The following table shows the main types of securities in which each Fund generally will invest. Investments marked P are principal investments. Investments marked 0 are other types of securities in which a Fund may invest to a lesser extent. Some of the Funds' investments are described in detail below:

                                  International    Emerging    Aggressive    Growth/              Enhanced    Value
                                  Equity           Growth      Growth        Value      Equity    30          Plus     Utility
                                  Fund             Fund        Fund          Fund       Fund      Fund        Fund     Fund
FINANCIAL INSTRUMENTS

Invests in U.S. stocks                                P            P            P         P          P          P         P
------------------------------------------------------------------------------------------------------------------------------
Invests in foreign stocks               P             0
------------------------------------------------------------------------------------------------------------------------------
Invests in investment grade
debt securities                         0             0                                                         0         P
------------------------------------------------------------------------------------------------------------------------------
Invests in non-investment
grade debt securities                   0                                                                                 0
------------------------------------------------------------------------------------------------------------------------------
Invests in foreign debt
securities                              0
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT TECHNIQUES
---------------------
Emphasizes securities of
small cap companies                                   P            P            0
------------------------------------------------------------------------------------------------------------------------------
Emphasizes securities of
mid cap companies                                     0            P                                            P
------------------------------------------------------------------------------------------------------------------------------
Emphasizes securities of
large cap companies                                                P            P         P          P          P
------------------------------------------------------------------------------------------------------------------------------
Emphasizes undervalued
stocks                                                0            0            0                               P         0
------------------------------------------------------------------------------------------------------------------------------
Invests in securities of
emerging market countries               P             0
------------------------------------------------------------------------------------------------------------------------------
Invests in technology
securities                                            0            0            0         0                     0         0
------------------------------------------------------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS

FOREIGN COMPANIES. A foreign company is a company that meets one or more of the following criteria:

|_|  It is organized under the laws of a foreign country
|_|  It maintains its principal place of business in a foreign country
|_| The principal trading market for its securities is located in a foreign country
|_| It derives at least 50% of its revenues or profits from operations in foreign countries
|_|  It has at least 50% of its assets located in foreign countries

Some portfolio managers may define the parameters for a foreign company differently.

INVESTMENT GRADE SECURITIES. Investment grade securities are generally rated BBB or better by Standard & Poor's Rating Service (S&P) or Baa or better by Moody's Investor Service, Inc. (Moody's).

NON-INVESTMENT GRADE SECURITIES. Non-investment grade securities are higher risk, lower quality securities, often referred to as "junk bonds," and are considered speculative. They are rated by S&P as less than BBB or by Moody's as less than Baa.

"LARGE CAP," "MID CAP" AND "SMALL CAP" COMPANIES. Generally companies are categorized as follows:

|_| A large cap company has a market capitalization of more than $10 billion. |_| A mid cap company has a market capitalization of between $2 billion and $10 billion.
|_|  A small cap company has a market capitalization of less than $2 billion.

Some portfolio managers may define the parameters for a category differently.

EMERGING GROWTH COMPANIES. Emerging Growth companies include:

|_| Companies that have earnings that the portfolio managers believe may grow faster than the U.S. economy in general due to new products, management changes at the company or economic shocks such as high inflation or sudden increases or decreases in interest rates
|_| Companies that the portfolio managers believe have unrecognized asset values, undervalued growth or emerging growth
|_|  Companies undergoing a turnaround

EMERGING MARKET COUNTRIES. Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States. When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that meets one or more of the following criteria:

|_|  It is organized under the laws of an emerging market country
|_| It maintains its principal place of business in an emerging market country |_| The principal trading market for its securities is located in an emerging market country
|_| It derives at least 50% of its revenues or profits from operations within emerging market countries
|_|  It has at least 50% of its assets located in emerging market countries

Some portfolio managers may define the parameters for an emerging market company differently.

UNDERVALUED STOCKS. A stock is considered undervalued if the portfolio manager believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include:

|_|  Price relative to earnings
|_|  Price relative to cash flow
|_|  Price relative to financial strength

STOCKS NOT ACTIVELY TRADED ON STOCK EXCHANGE. A stock is considered not actively traded if the volume of shares of the stock bought and sold on a daily basis on the regional and national stock exchanges is minimal or non-existent. Because of the low volume of shares of such stocks that are bought and sold on a daily basis, the Fund may have difficulty selling shares of stock of this type.

PUBLIC UTILITIES SECURITIES. Common stock, preferred stock, convertible preferred stock and bonds of domestic companies involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless) and water.

HOW CAN I TELL, AT A GLANCE, A FUND'S KEY RISKS?

The following table shows some of the principal and other risks to which each Fund is subject. Risks marked P are principal risks. Risks marked 0 are other risks that may impact the Fund to a lesser extent. Each risk is described in detail below:

                                  International    Emerging    Aggressive    Growth/              Enhanced    Value
                                  Equity           Growth      Growth        Value      Equity    30          Plus     Utility
                                  Fund             Fund        Fund          Fund       Fund      Fund        Fund     Fund

MARKET RISK                             P             P            P            P         P          P          P         P
Emerging Growth Companies                             P
Public Utilities                                                                                                          P
Stocks Not Actively Traded                                         0
Mid Cap and Small Cap                                 P            P            0                               P
Technology Securities                                 0            0            0         0                     0         0
INTEREST RATE RISK                      0             0                                                         0         P
CREDIT RISK                             0             0                                                         0         P
Non-Investment Grade Securities         0                                                                                 0
FOREIGN INVESTING RISK                  P             0
Emerging Market Risk                    P             0
Political Risk                          0
NON-DIVERSIFICATION RISK                                           0            0

RISKS OF INVESTING IN THE FUNDS

MARKET RISK. A Fund that invests in common stocks is subject to stock market risk. Stock prices in general may decline over short or even extended periods, regardless of the success or failure of a particular company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when they generally go down. Common stock prices tend to go up and down more than those of bonds.

     o Emerging Growth Companies. Investment in Emerging Growth companies is subject to enhanced risks because such companies generally have limited product lines, markets or financial resources and often exhibit a lack of management depth. The securities of such companies can be difficult to sell and are usually more volatile than securities of larger, more established companies.

     o Public Utilities. Investment in Public Utilities involves special risks because such companies may be subject to rate regulation by government agencies, which may make it difficult to obtain adequate return on invested capital, pass on cost increases and finance large construction projects. Public Utilities that provide power or other energy related services are exposed to additional risks such as difficulties in obtaining fuel at reasonable prices, shortages of fuel, energy conservation measures, restrictions on operations and increased costs and delays from licensing and environmental considerations and the special risks of constructing and operating nuclear power generating facilities or other specialized types of facilities. In addition, stocks of Public Utilities may be more sensitive to changes in interest rates than other types of equity investments.

     o Stocks Not Actively Traded. Investment in Stocks Not Actively Traded is subject to enhanced risks because the stocks are not actively traded on a regional or national stock exchange. The stocks can be difficult to sell because the Fund may not be able to locate a buyer for the stock at the time the Fund desires to sell the stock. Also, the Fund may not be able to obtain the best price when it desires to sell the stock.

     o Small Cap and Medium Cap Companies. Because small cap and medium cap companies normally have fewer shares outstanding than larger companies, it may be more difficult for the portfolio manager to buy or sell significant amounts of these shares without an unfavorable impact on prevailing prices. Small cap companies may have limited product lines, markets or financial resources and may lack management depth. In addition, small cap and medium cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. There is typically less publicly available information concerning small cap and medium cap companies than for larger, more established ones. Although investing in securities of small and medium cap companies offers potential for above-average returns if the companies are successful, the risk exists that such companies will not succeed and the prices of their shares could significantly decline in value.

     o Technology Securities. The value of technology securities may fluctuate dramatically and technology securities may be subject to greater than average financial and market risk. Investments in the high technology sector include the risk that certain products and services may be subject to competitive pressures and aggressive pricing and the risk that new products will not meet expectations or even reach the marketplace.

INTEREST RATE RISK. A Fund that invests in debt securities is subject to the risk that the market value of the debt securities will decline because of rising interest rates. The prices of debt securities are generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Generally, the longer the maturity of a debt security, the greater its sensitivity to changes in interest rates. To compensate investors for this higher risk, debt securities with longer maturities generally offer higher yields than debt securities with shorter maturities.

CREDIT RISK. The debt securities in a Fund's portfolio are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal. Securities rated in the lowest category of investment grade securities have some risky characteristics and changes in economic conditions are more likely to cause issuers of these securities to be unable to make payments.

     o Non-Investment Grade Securities. Non-investment grade securities are sometimes referred to as "junk bonds" and are very risky with respect to their issuers' ability to make payments of interest and principal. There is a high risk that a Fund which invests in non-investment grade securities could suffer a loss caused by the default of an issuer of such securities. Part of the reason for this high risk is that, in the event of a default or bankruptcy, holders of non-investment grade securities generally will not receive payments until the holders of all other debt have been paid. In addition, the market for non-investment grade securities has, in the past, had more frequent and larger price changes than the markets for other securities. Non-investment grade securities can also be more difficult to sell for good value.

FOREIGN INVESTING. Investing in foreign securities poses unique risks such as fluctuation in currency exchange rates, market illiquidity, price volatility, high trading costs, difficulties in settlement, regulations on stock exchanges, limits on foreign ownership, less stringent accounting, reporting and disclosure requirements, and other considerations. In the past, equity and debt instruments of foreign markets have had more frequent and larger price changes than those of U.S. markets.

     o Emerging Market Countries. Investments in a country that is still relatively underdeveloped involves exposure to economic structures that are generally less diverse and mature than in the U.S. and to political and legal systems which may be less stable. In the past, markets of developing countries have had more frequent and larger price changes than those of developed countries.

     o Political Risk. Political risk includes a greater potential for revolts, and the taking of assets by governments. For example, a Fund may invest in Eastern Europe and former states of the Soviet Union. These countries were under communist systems that took control of private industry. This could occur again in this region or others in which a Fund may invest, in which case the Fund may lose all or part of its investment in that country's issuers.

NON-DIVERSIFICATION RISK. A non-diversified Fund may invest a significant percentage of its assets in the securities of a single company. Because the Fund's holdings may be concentrated in a single company, the Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.

THE FUNDS' MANAGEMENT
---------------------


INVESTMENT ADVISOR

Touchstone Advisors, Inc. (the "Advisor" or "Touchstone Advisors") located at 221 East Fourth Street, Cincinnati, Ohio 45202, is the investment advisor for the Funds.

Touchstone Advisors has been registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the "Advisers Act") since 1994. As of December 31, 2000, Touchstone Advisors had approximately $1.6 billion in assets under management.

Touchstone Advisors is responsible for selecting Fund Sub-Advisors, subject to review by the Board of Trustees. Touchstone Advisors selects a Fund Sub-Advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating Fund Sub-Advisors, including:

     o    Level of knowledge and skill
     o    Performance as compared to its peers or benchmark
     o    Consistency of performance over 5 years or more
     o    Level of compliance with investment rules and strategies
     o    Employees, facilities and financial strength
     o    Quality of service

Touchstone Advisors will also continually monitor each Fund Sub-Advisor's performance through various analyses and through in-person, telephone and written consultations with the Fund Sub-Advisors.

Touchstone Advisors discusses its expectations for performance with each Fund Sub-Advisor. Touchstone Advisors provides written evaluations and recommendations to the Board of Trustees, including whether or not each Fund's Sub-Advisor contract should be renewed, modified or terminated.

Touchstone Advisors is also responsible for running all of the operations of the Funds, except for those that are subcontracted to the Fund Sub-Advisors, custodian, transfer agent and administrator.

Two or more Fund Sub-Advisors may manage a Fund, with each managing a portion of the Fund's assets. If a Fund has more than one Fund Sub-Advisor, Touchstone Advisors allocates how much of a Fund's assets are managed by each Sub-Advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of the evaluations of the Fund Sub-Advisors.

Each Fund pays Touchstone Advisors a fee for its services. Out of this fee Touchstone Advisors pays each Fund Sub-Advisor a fee for its services.

The fee paid to Touchstone Advisors by each Fund is shown in the table below:

                                        Fee to Touchstone Advisors
                                        (as % of average daily net assets)

     International Equity Fund          0.95%
     ----------------------------------------
     Emerging Growth Fund               0.80%
------------------------------------------------------------------------------------------
     Aggressive Growth Fund and         1.00% of assets up to $50 million
     Growth/Value Fund                  0.90% of assets from $50 million to $100 million
                                        0.80% of assets from $100 million to $200 million
                                        0.75% of assets over $200 million
------------------------------------------------------------------------------------------
     Equity Fund and Utility Fund       0.75% of assets up to $200 million
                                        0.70% of assets from $200 million to $500 million
                                        0.50% of assets over $500 million
------------------------------------------------------------------------------------------
     Enhanced 30 Fund                   0.65%
     ----------------------------------------
     Value Plus Fund                    0.75%
     ----------------------------------------

During the fiscal year ended March 31, 2000, the advisory fees paid by each of the Aggressive Growth Fund and the Growth/Value Fund were 1% of average net assets and the advisory fees paid by each of the Equity Fund and the Utility Fund were .75% of average net assets.

FUND SUB-ADVISORS

The Fund Sub-Advisors make the day-to-day decisions regarding buying and selling specific securities for a Fund. Each Fund Sub-Advisor manages the investments held by the Fund it serves according to the applicable investment goals and strategies.

FUND SUB-ADVISOR TO THE INTERNATIONAL EQUITY FUND

CREDIT SUISSE ASSET MANAGEMENT LLC (CREDIT SUISSE)
One Citicorp Center, 153 East 53rd Street, New York, NY 10022

Credit Suisse has been registered as an investment advisor under the Advisers Act since 1968. Credit Suisse provides investment advisory services to individual and institutional clients. As of December 31, 2000, Credit Suisse had assets under management of approximately $_____ billion. Credit Suisse has been managing the International Equity Fund since the Fund's inception.

The Fund is managed by the Credit Suisse International Equity Management Team. The team consists of Larry Smith, Steven D. Bleiberg, Richard Watt, Alan Zlater, Emily Alejos and Robert B. Hrabchak.

FUND SUB-ADVISORS TO THE EMERGING GROWTH FUND

TCW INVESTMENT MANAGEMENT COMPANY (TCW)
865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

TCW is wholly-owned by its parent holding company, the TCW Group, Inc. TCW has been registered as an investment advisor under the Advisers Act since 1987. TCW provides investment advisory services to individual and institutional clients. As of December 31, 2000, The TCW Group, Inc. had assets under management of approximately $78.7 billion. TCW has been managing the Emerging Growth Fund since May 2001.

Nicholas Gallucio and Susan Schottenfeld have primary responsibility for the day-to-day management of the Fund's assets allocated to TCW. Mr. Gallucio is a Managing Director of TCW and has been with the firm since 1982. Ms. Schottenfeld is a Managing Director of TCW and has been with the firm since 1985.

WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. (WESTFIELD)
One Financial Center, Boston, MA 02111

Westfield has been registered as an investment advisor under the Advisers Act since 1989. Westfield provides investment advisory services to individual and institutional clients. As of December 31, 2000, Westfield had assets under management of approximately $___ billion. Westfield has been managing the Emerging Growth Fund since the Fund's inception.

William A. Muggia has managed the portion of the Emerging Growth Fund's assets allocated to Westfield by the Advisor since April 1999. Mr. Muggia has been with Westfield since 1994.

FUND SUB-ADVISOR TO THE AGGRESSIVE GROWTH FUND AND THE GROWTH/VALUE FUND

MASTRAPASQUA & ASSOCIATES, INC. (MASTRAPASQUA)
814 CHURCH STREET, NASHVILLE, TENNESSEE 37203

Mastrapasqua has been registered as an investment advisor under the Advisers Act since 1993. Mastrapasqua provides investment advisory services to individual and institutional clients. As of December 31, 2000, Mastrapasqua had assets under management of approximately $___ billion. Frank Mastrapasqua, Ph.D., Chairman and Chief Executive Officer of Mastrapasqua, and Thomas A. Trantum, President of Mastrapasqua, are primarily responsible for the day-to-day management of the Funds. Mr. Mastrapasqua and Mr. Trantum have been employed by Mastrapasqua & Associates since 1993.

FUND SUB-ADVISOR TO THE EQUITY FUND, THE VALUE PLUS FUND AND THE UTILITY FUND

FORT WASHINGTON INVESTMENT ADVISORS, INC. (FORT WASHINGTON)
420 East Fourth Street, Cincinnati, OH 45202

Fort Washington has been registered as an investment advisor under the Advisers Act since 1990. Fort Washington provides investment advisory services to individual and institutional clients. As of December 31, 2000, Fort Washington had approximately $18 billion of assets under management. Fort Washington has been managing the Equity Fund and the Utility Fund since May 2000 and the Value Plus Fund since its inception.

John C. Holden has managed the Value Plus Fund since May 1998. Mr. Holden (CFA) joined Fort Washington in 1997 and is Vice President and Senior Portfolio Manager. From 1993 until 1997 he served as Vice President and Senior Portfolio Manager with Mellon Private Asset Management in Pittsburgh Pennsylvania.

Charles E. Stutenroth IV and Charles A. Ulbricht are primarily responsible for managing the Equity Fund and have been managing the Fund since November 1999. Mr. Stutenroth has served as Vice President of Fort Washington since 1999. From 1996 until 1999, he was Senior Vice President of Bank of America Investment Management, prior to which he was Vice President of National City Investment Management & Trust. Mr. Ulbricht has served as a Senior Research Manager of Fort Washington since 1995. From 1984 until 1995, he was Vice President-Research of Cowgill-Haberer Investment Counselors.

John C. Holden and William H. Bunn are primarily responsible for managing the Utility Fund and have been managing the Fund since November 1999. Mr. Holden has served as Vice President of Fort Washington since 1997. From 1993 until 1997, he was Vice President of Mellon Private Asset Management. Mr. Bunn has been employed by Fort Washington since 1994 as a securities analyst for the telecommunications and utilities industries.

Fort Washington is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Fort Washington as a Fund Sub-Advisor. The Board of Trustees reviews all of Touchstone Advisor's decisions to reduce the possibility of a conflict of interest situation.

FUND SUB-ADVISOR TO THE ENHANCED 30 FUND

TODD INVESTMENT ADVISORS, INC. (TODD)
3160 NATIONAL CITY TOWER, LOUISVILLE, KY 40202

Todd has been registered as an investment advisor under the Advisers Act since 1979. Todd provides investment advisory services to individual and institutional clients. As of December 31, 2000, Todd had assets under management of approximately $3.2 billion.

Curtiss M. Scott, Jr., CFA has primary responsibility for the day-to-day management of the Fund. Mr. Scott joined Todd in 1996. He currently manages both small cap and large cap products for Todd. He has 15 years of experience as a small cap portfolio manager and 20 years of industry experience. Prior to joining Todd, Mr. Scott was a partner with Executive Investment Advisors. He has also held portfolio management positions at Lazard Freres Asset Management and Oppenheimer Management, both in New York.

Todd is an affiliate of Touchstone Advisors. Therefore, Touchstone Advisors may have a conflict of interest when making decisions to keep Todd as the Fund's Sub-Advisor. The Board of Trustees reviews all of Touchstone Advisor's decisions to reduce the possibility of a conflict of interest situation.

INVESTING WITH TOUCHSTONE
-------------------------

CHOOSING THE APPROPRIATE INVESTMENTS TO MATCH YOUR GOALS. Investing well requires a plan. We recommend that you meet with your financial advisor to plan a strategy that will best meet your financial goals.

OPENING AN ACCOUNT

You can contact your financial advisor to purchase shares of the Funds. You may also purchase shares of any Fund directly from Touchstone Securities, Inc. ("Touchstone"). In any event, you must complete the Investment Application included in this Prospectus. You may also obtain an Investment Application from Touchstone or your financial advisor.

     o    Investor Alert: Touchstone may choose to refuse any purchase order.

You should read this Prospectus carefully and then determine how much you want to invest. Check below to find the minimum investment amount required to purchase shares as well as to learn about the various ways you can purchase your shares.

                                                          Initial     Additional
                                                         Investment   Investment
                                                         ----------   ----------

                                   Regular Account         $1,000       $   50
                                   ---------------

Retirement Plan Account or Custodial account under         $  250       $   50
a Uniform Gifts/Transfers to Minors Act ("UGTMA")
--------------------------------------------------

Investments through the Automatic Investment Plan          $   50       $   50
--------------------------------------------------

     o Investor Alert: Touchstone may change these initial and additional investment minimums at any time.

PRICING OF FUND SHARES

Each Fund's share price, also called net asset value (NAV), is determined as of the close of trading (normally 4:00 p.m., Eastern time) every day the New York Stock Exchange ("NYSE") is open. Each Fund calculates its NAV per share, generally using market prices, by dividing the total value of its net assets by the number of shares outstanding. Shares are purchased or sold at the next offering price determined after your purchase or sale order is received in proper form by Touchstone. The offering price is the NAV plus a sales charge, if applicable.

The Funds' investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board of Trustees (or under their direction). All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values. Some specific pricing strategies follow:

     o All short-term dollar-denominated investments that mature in 60 days or less are valued on the basis of amortized cost which the Board of Trustees has determined represents fair value.
     o Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the current quoted bid price.

     o Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event which may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, the Board of Trustees might decide to value the security based on fair value. This may cause the value of the security on the books of the Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.
     o Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when a Fund does not price its shares, a Fund's NAV may change on days when shareholders will not be able to buy or sell shares.

CHOOSING A CLASS OF SHARES

Each Fund offers Class A shares, Class B shares and Class C shares. Each class of shares has different sales charges and distribution fees. The amount of sales charges and distribution fees you pay will depend on which class of shares you decide to purchase.

CLASS A SHARES

The offering price of Class A shares of each Fund is equal to its NAV plus a front-end sales charge that you pay when you buy your shares. The front-end sales charge is generally deducted from the amount of your investment.

The following table shows the amount of front-end sales charge you will pay on purchases of Class A shares of each Fund as a percentage of (1) offering price and (2) the net amount invested after the charge has been subtracted. Note that the front-end sales charge gets lower as your investment amount gets larger.

                                     Sales Charge as % of   Sales Charge as % of
Amount of Your Investment            Offering Price         Net Amount Invested
-------------------------            --------------         -------------------
Under $50,000                             5.75%                    6.10%
$50,000 but less than $100,000            4.50%                    4.71%
$100,000 but less than $250,000           3.50%                    3.63%
$250,000 but less than $500,000           2.95%                    3.04%
$500,000 but less than $1 million         2.25%                    2.30%
$1 million or more                        0.00%                    0.00%

There is no front-end sales charge if you invest $1 million or more in a Fund. This includes large total purchases made through programs such as Aggregation, Concurrent Purchases, Letters of Intent and Rights of Accumulation. These programs are described more fully in the Statement of Additional Information ("SAI"). In addition, there is no front-end sales charge on purchases by certain persons related to the Funds or their service providers and certain other persons listed in the SAI.

If you redeem shares that you purchased as part of the $1 million purchase within one year, you will pay a contingent deferred sales charge ("CDSC"), a sales charge you pay when you redeem your shares, of 1% on the shares redeemed.

Each Fund has adopted a distribution plan under Rule 12b-1 of the Investment Company Act of 1940, as amended (the "1940 Act") for its Class A shares. This plan allows each Fund to pay distribution fees for the sale and distribution of its Class A shares. Under the plan, each Fund pays an annual fee of up to 0.25% of its average daily net assets that are attributable to Class A shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

CLASS B SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $500,000, A REQUEST TO PURCHASE CLASS B SHARES FOR $500,000 OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class B shares of the Funds are sold at NAV without an initial sales load so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC will be charged if you redeem Class B shares within 6 years after you purchased them. The amount of the CDSC will depend on how long you have held your shares, as set forth in the following table:

                                 CDSC
Year Since Purchase        as a % of Amount
   Payment Made            Subject to Charge
--------------------------------------------
First                            5.00%
Second                           4.00%
Third                            3.00%
Fourth                           2.00%
Fifth                            1.00%
Sixth                            1.00%
Seventh and thereafter*          None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 7 years.

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class B shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its Class B shares and for services provided to holders of Class B shares. Under the plan, each Fund pays an annual fee of up to 1.00% of its average daily net assets that are attributable to Class B shares. Because these fees are paid out a Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

CONVERSION TO CLASS A SHARES. Class B shares will convert automatically to Class A shares in the month of your 7 year anniversary date or in the beginning of the 8th year after the date of your original purchase of those shares. The conversion is based on the relative NAVs of the shares of the two classes on the conversion date and no sales charge will be imposed. Class B shares you have acquired through automatic reinvestment of dividends or capital gains will be converted in proportion to the total number of Class B shares you have purchased and own. Since the Rule 12b-1 distribution fees for Class A shares are lower than for Class B shares, converting to Class A shares will lower your expenses.

CLASS C SHARES

BECAUSE IN MOST CASES IT IS MORE ADVANTAGEOUS TO PURCHASE CLASS A SHARES FOR AMOUNTS IN EXCESS OF $1 MILLION, A REQUEST TO PURCHASE CLASS C SHARES FOR $1 MILLION OR MORE WILL USUALLY BE CONSIDERED AS A PURCHASE REQUEST FOR CLASS A SHARES OR DECLINED.

Class C shares of the Funds are sold at NAV without an initial sales charge so that the full amount of your purchase payment may be immediately invested in the Fund. A CDSC of 1% will be charged on Class C shares redeemed within 1 year after you purchased them.

Each Fund has adopted a distribution plan under Rule 12b-1 of the 1940 Act for its Class C shares. This plan allows each Fund to pay distribution and other fees for the sale and distribution of its Class C shares and for services provided to holders of Class C shares. Under the plan, each Fund pays an annual fee of up to 1.00% of its average daily net assets that are attributable to Class C shares. Because these fees are paid out of a Fund's assets on an ongoing basis, these fees will increase the cost of your investment and over time may cost you more than paying other types of sales charges.

PURCHASING YOUR SHARES

For information about how to purchase shares, telephone Touchstone (Nationwide call toll-free 800.543.0407).

You can invest in the Funds in the following ways:

OPENING AN ACCOUNT
------------------

BY MAIL OR THROUGH YOUR FINANCIAL ADVISOR

o    Please make your check (in U.S. dollars) payable to the applicable Fund.

o Send your check with the completed account application to Touchstone, P.O. Box 5354, Cincinnati, Ohio 45201-5354. Your application will be processed subject to your check clearing. You may be charged a fee if your check is returned for insufficient funds.

o    You may also open an account through your financial advisor.

o We price direct purchases based upon the next determined public offering price (NAV plus any applicable sales load) after your order is received. Direct purchase orders received by Touchstone by the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are processed at that day's public offering price. Direct investments received by Touchstone after the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day. Purchase orders received from financial advisors before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, and transmitted to Touchstone by 5:00 p.m., Eastern time, are processed at that day's public offering price. Purchase orders received from financial advisors after 5:00 p.m., Eastern time, are processed at the public offering price next determined on the following business day.

BY EXCHANGE

o You may exchange shares of the Funds for shares of the same class of another Touchstone Fund at NAV. You may also exchange Class A or Class C shares of the Funds for shares of any Touchstone money market fund.

o    You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

o You may invest in the Funds through various retirement plans. The Funds' shares are designed for use with certain types of tax qualified retirement plans including defined benefit and defined contribution plans.

o For further information about any of the plans, agreements, applications and annual fees, contact Touchstone or your financial advisor.

ADDING TO YOUR ACCOUNT
----------------------

BY CHECK

o Complete the investment form provided at the bottom of a recent account statement.

o    Make your check payable to the applicable Fund.

o    Write your account number on the check.

o Either: (1) Mail the check with the investment form in the envelope provided with your account statement; or (2) Mail your check directly to your financial advisor at the address printed on your account statement. Your financial advisor is responsible for forwarding payment promptly to Touchstone.

BY WIRE

o Specify your name and account number. If Touchstone receives a properly executed wire by the close of the regular session of trading on the NYSE, generally 4:00 p.m. Eastern time, on a day when the NYSE is open for regular trading, your order will be processed at that day's public offering price.

BY EXCHANGE

o    You may exchange your shares by calling Touchstone.

o    You do not have to pay any exchange fee for your exchange.

o Shares otherwise subject to a CDSC will not be charged a CDSC in an exchange. However, when you redeem the shares acquired through the exchange, the shares you redeem may be subject to a CDSC, depending upon when you originally purchased the shares you exchanged. For purposes of computing the CDSC, the length of time you have owned your shares will be measured from the date of original purchase and will not be affected by any exchange.

o If you exchange Class C shares for shares of any Touchstone money market fund, the amount of time you hold shares of the money market fund will not be added to the holding period of your original shares for the purpose of calculating the CDSC, if you later redeem the exchanged shares. However, if you exchange back into your original Class C shares, the prior holding period of your Class C shares will be added to your current holding period of Class C shares in calculating the CDSC.

o You should review the disclosure provided in the Prospectus relating to the exchanged-for shares carefully before making an exchange of your Fund shares.

THROUGH RETIREMENT PLANS

o You may add to your account in the Funds through various retirement plans. For further information, contact Touchstone or your financial advisor.
--------------------------------------------------------------------------------
INFORMATION ABOUT WIRE TRANSFERS.

You may make additional purchases in the Funds directly by wire transfers. Contact your bank and ask it to wire federal funds to Touchstone. Banks may charge a fee for handling wire transfers. You should contact Touchstone or your financial advisor for further instructions.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------

To determine which type of retirement plan is appropriate for you, please contact your tax advisor.

MORE INFORMATION ABOUT RETIREMENT PLANS.

Retirement Plans may include the following:

INDIVIDUAL RETIREMENT PLANS

     o    Traditional Individual Retirement Accounts (IRAs)
     o    Savings Incentive Match Plan for Employees (SIMPLE) IRAs
     o    Spousal IRAs
     o    Roth Individual Retirement Accounts (Roth IRAs)
     o    Education Individual Retirement Accounts (Education IRAs)
     o    Simplified Employee Pension Plans (SEP IRAs)
     o 403(b) Tax Sheltered Accounts that employ as custodian a bank acceptable to Touchstone

EMPLOYER SPONSORED RETIREMENT PLANS

     o    Defined benefit plans
     o Defined contribution plans (including 401K plans, profit sharing plans and money purchase plans)
     o    457 plans

AUTOMATIC INVESTMENT OPTIONS

The various ways that you can invest in the Funds are outlined below. Touchstone does not charge any fees for these services.

AUTOMATIC INVESTMENT PLAN. You can pre-authorize monthly investments of $50 or more in a Fund to be processed electronically from a checking or savings account. You will need to complete the appropriate section in the Investment Application to do this. For further details about this service call Touchstone at 1.800.543.0407.

REINVESTMENT/CROSS REINVESTMENT. Dividends and capital gains can be automatically reinvested in the Fund that pays them or in another Fund within the same class of shares without a fee or sales charge. Dividends and capital gains will be reinvested in the Fund that pays them, unless you indicate otherwise on your account application. You may also choose to have your dividends or capital gains paid to you in cash.

DIRECT DEPOSIT PURCHASE PLAN. You may automatically invest Social Security checks, private payroll checks, pension pay outs or any other pre-authorized government or private recurring payments in our Funds. This occurs on a monthly basis and the minimum investment is $50.

DOLLAR COST AVERAGING. Our Dollar Cost Averaging program allows you to diversify your investments by investing the same amount on a regular basis. You can set up periodic automatic transfers of at least $50 from one Touchstone Fund to any other. The applicable sales charge, if any, will be assessed.

PROCESSING ORGANIZATIONS. You may also purchase shares of the Funds through a "processing organization," (e.g., a mutual fund supermarket) which is a broker-dealer, bank or other financial institution that purchases shares for its customers. Some of the Funds have authorized certain processing organizations to receive purchase and sales orders on their behalf. Before investing in the Funds through a processing organization, you should read any materials provided by the processing organization in conjunction with this Prospectus.

When shares are purchased this way, there may be various differences. The processing organization may:

     o    Charge a fee for its services
     o    Act as the shareholder of record of the shares
     o    Set different minimum initial and additional investment requirements
     o    Impose other charges and restrictions
     o Designate intermediaries to accept purchase and sales orders on the Funds' behalf

Touchstone considers a purchase or sales order as received when an authorized processing organization, or its authorized designee, receives the order in proper form. These orders will be priced based on the Fund's NAV (or offering price) next computed after such order is received in proper form.

Shares held through a processing organization may be transferred into your name following procedures established by your processing organization and Touchstone. Certain processing organizations may receive compensation from the Funds, Touchstone, Touchstone Advisors or their affiliates.

SELLING YOUR SHARES

You may sell some or all of your Fund shares on any day that the Fund calculates its NAV. If your request is received in proper form before the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time), you will receive a price based on that day's NAV for the shares you sell. Otherwise, the price you receive will be based on the NAV that is next calculated.

BY TELEPHONE

o You can sell or exchange your shares over the telephone, unless you have specifically declined this option. If you do not wish to have this ability, you must mark the appropriate section of the Investment Application. You may only sell shares over the telephone if the amount is less than $25,000

o    To sell your Fund shares by telephone, call Touchstone at 800.543.0407.

o    IRA accounts cannot be sold by telephone

BY MAIL

o    Write to Touchstone

o    Indicate the number of shares or dollar amount to be sold

o    Include your name and account number

o    Sign your request exactly as your name appears on your Account Application

BY WIRE

o    Complete the appropriate information on the Account Application.

o If your proceeds are $1,000 or more, you may request that Touchstone wire them to your bank account.

o    You will be charged a wire redemption fee.

o Redemption proceeds will only be wired to a commercial bank or brokerage firm in the United States.

o Your redemption proceeds may be deposited without a charge directly into your bank account through an ACH transaction. Contact Touchstone for more information.

THROUGH YOUR FINANCIAL ADVISOR

o You may also sell shares by contacting your financial advisor, who may charge you a fee for this service. Shares held in street name must be sold through your financial advisor or, if applicable, the processing organization.

o Your financial advisor is responsible for making sure that sale requests are transmitted to Touchstone in proper form in a timely manner.

--------------------------------------------------------------------------------
     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
Selling your shares may cause you to incur a taxable gain or loss.

o Investor Alert: Unless otherwise specified, proceeds will be sent to the record owner at the address shown on Touchstone's records

CONTINGENT DEFERRED SALES CHARGE. If you purchase $1 million or more Class A shares at NAV, a CDSC of 1.00% will be charged on redemptions made within 1 year of purchase. A CDSC of 5.00% will be charged on redemptions of Class B shares made within 1 year of purchase. This charge will be incrementally reduced and after the 6th year there is no CDSC. A CDSC of 1.00% will be charged on Class C shares redeemed within 1 year of purchase.

The CDSC will not apply to redemptions of shares you purchased by the reinvestment of dividends or capital gains distributions and may be waived under certain circumstances described below. The CDSC will be assessed on the lesser of your shares' NAV at the time of redemption or the time of purchase. Therefore, any increase in the share price is not subject to the CDSC. The CDSC is paid to Touchstone to reimburse expenses incurred in providing distribution-related services to the Fund in connection with the sale of Class B shares.

No CDSC is applied if:

o The redemption is due to the death or post-purchase disability of a shareholder
o The redemption is from a systematic withdrawal plan and represents no more than 10% of your annual account value
o The redemption is a benefit payment made from a qualified retirement plan, unless the redemption is due to termination of the plan or transfer of the plan to another financial institution

When we determine whether a CDSC is payable on a redemption, we assume that:

     o    The redemption is made first from amounts not subject to a CDSC; then
     o    From the earliest purchase payment(s) that remain invested in the Fund

The SAI contains further details about the CDSC and the conditions for waiving the CDSC.

SIGNATURE GUARANTEES. Some circumstances require that the request for the sale of shares have a signature guarantee. A signature guarantee helps protect you against fraud. You can obtain one from most banks or securities dealers, but not from a notary public. Some circumstances requiring a signature guarantee include:

o    Proceeds from the sale of shares that exceed $100,000
o Proceeds to be paid when information on your account application has been changed, (including a change in your name or your address, the name or address of a payee or the name of your bank)
o    Proceeds are being sent to an address other than the address of record
o    Proceeds are being sent from a joint account to an individual's account
o    Wire instructions have been added within 30 days of your sale request
o    Proceeds  are  being  sent  between   accounts   with   different   account
     registrations

TELEPHONE SALES. If we receive your sale request before the close of the regular session of trading on the NYSE, generally 4:00 p.m., Eastern time, the sale of your shares will be processed at the next determined NAV on that day. Otherwise it will occur on the next business day.

Interruptions in telephone service could prevent you from selling your shares in this manner when you want to. When you have difficulty making telephone sales, you should mail (or send by overnight delivery) a written request for sale of your shares to Touchstone.

In order to protect your investment assets, Touchstone will only follow instructions received by telephone that it reasonably believes to be genuine. However, there is no guarantee that the instructions relied upon will always be genuine and Touchstone will not be liable, in those cases. Touchstone has certain procedures to confirm that telephone instructions are genuine. If it does not follow such procedures in a particular case it may be liable for any losses due to unauthorized or fraudulent instructions. Some of these procedures include:

     o    Requiring personal identification
     o Making checks payable only to the owner(s) of the account shown on Touchstone's records
     o Mailing checks only to the account address shown on Touchstone's records
     o    Directing wires only to the bank account shown on Touchstone's records
     o    Providing written confirmation for transactions requested by telephone
     o    Tape recording instructions received by telephone

SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive or send to a third party monthly or quarterly withdrawals of $50 or more if your account value is at least $5,000. There is no special fee for this service and no minimum amount is required for retirement plans.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
Involuntary sales may result in the sale of your Fund shares at a loss or may result in taxable investment gains.

REINSTATEMENT PRIVILEGE. You may reinvest proceeds from a sale of Fund shares or a dividend or capital gain distribution on Fund shares without a sales charge in any of the Touchstone Funds. You may do so by sending a written request and a check to Touchstone within 90 days after the date of the sale, dividend or distribution. Reinvestment will be at the next NAV calculated after Touchstone receives your request.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
If you exercise the Reinstatement Privilege, you should contact your tax advisor.

LOW ACCOUNT BALANCES

Touchstone may sell your Fund shares if your balance falls below the minimum amount required for your account as a result of redemptions that you have made (as opposed to a reduction from market changes). This involuntary sale does not apply to retirement accounts or custodian accounts under the Uniform Gifts/Transfers to Minors Act (UGTMA). Touchstone will notify you if your shares are about to be sold and you will have 30 days to increase your account balance to the minimum amount.

RECEIVING SALE PROCEEDS

Touchstone will forward the proceeds of your sale to you (or to your financial advisor) within 7 days (normally within 3 business days) from the date of a proper request.

PROCEEDS SENT TO FINANCIAL ADVISORS

Proceeds which are sent to your financial advisor will not usually be re-invested for you unless you provide specific instructions to do so. Therefore, the financial advisor may benefit from the use of your money.

FUND SHARES PURCHASED BY CHECK

If you purchase Fund shares by personal check, the proceeds of a sale of those shares will not be sent to you until the check has cleared, which may take up to 15 days. If you may need your money more quickly, you should purchase shares by federal funds, bank wire, or with a certified or cashier's check.

It is possible that the payments of your sale proceeds could be postponed or your right to sell your shares could be suspended during certain circumstances. These circumstances can occur:

     o    When the NYSE is closed for other than customary weekends and holidays
     o    When trading on the NYSE is restricted
     o When an emergency situation causes a Fund Sub-Advisor to not be reasonably able to dispose of certain securities or to fairly determine the value of its net assets
     o    During any other time when the SEC, by order, permits.

DISTRIBUTIONS AND TAXES
-----------------------

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------

You should consult with your tax advisor to address your own tax situation.

Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. The table below outlines when dividends are declared and paid for by each Fund:
                                                      Dividends    Dividends
                                                      Declared       Paid
     -----------------------------------------------------------------------
     International Equity Fund
     Emerging Growth Fund
     Aggressive Growth Fund
     Growth/Value Fund                                Annually     Annually
     -----------------------------------------------------------------------
     Equity Fund
     Enhanced 30 Fund
     Value Plus Fund
     Utility Fund                                     Quarterly    Quarterly
     -----------------------------------------------------------------------

Distributions of any capital gains earned by a Fund will be made at least annually.

TAX INFORMATION

DISTRIBUTIONS. Each Fund will make distributions that may be taxed as ordinary income or capital gains (which may be taxed at different rates depending on the length of time a Fund holds its assets). Each Fund's distributions may be subject to federal income tax whether you reinvest such dividends in additional shares of a Fund or choose to receive cash.

ORDINARY INCOME. Income and short-term capital gains that are distributed to you are taxable as ordinary income for federal income tax purposes regardless of how long you have held your Fund shares.

LONG-TERM CAPITAL GAINS. Long-term capital gains distributed to you are taxable as long-term capital gains for federal income tax purposes regardless of how long you have held your Fund shares.

     ooo  Special Tax
          Consideration
--------------------------------------------------------------------------------
For federal income tax purposes, an exchange of shares is treated as a sale of the shares and a purchase of the shares you receive in exchange. Therefore, you may incur a taxable gain or loss in connection with the exchange.

STATEMENTS AND NOTICES. You will receive an annual statement outlining the tax status of your distributions. You will also receive written notices of certain foreign taxes paid by the Funds and certain distributions paid by the Funds during the prior taxable year.

FINANCIAL HIGHLIGHTS
--------------------

The financial highlights table for the International Equity Fund is intended to help you understand the Fund's financial performance for the past five years.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ending December 31, 2000 and December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements is included in the SAI, which is available upon request. Information for periods ending before December 31, 1999 was audited by other independent accountants. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

                       INTERNATIONAL EQUITY FUND - CLASS A

                                         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------
                                                           YEARS ENDED DECEMBER 31,
                                                2000        1999       1998       1997       1996
------------------------------------------     ----------------------------------------------------
Net asset value, beginning of period .....     $16.52      $12.89     $11.41     $10.63     $ 9.58
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) .............       0.00%       5.06      --(c)       0.02       0.05
Net realized and unrealized gain (loss) on
    investments ..........................      (3.18)       0.00       2.27       1.64       1.06
---------------------------------------------------------------------------------------------------
Total from investment operations .........      (3.18)       5.06       2.27       1.66       1.11
---------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income ................       0.18       (0.06)     (0.05)     (0.02)     (0.06)
    Realized capital gains ...............      (3.08)      (1.37)     (0.74)     (0.86)        --
    Return of capital ....................         --          --         --         --         --
---------------------------------------------------------------------------------------------------

Total dividends and distributions ........      (3.26)      (1.43)     (0.79)     (0.88)     (0.06)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........     $10.08      $16.52     $12.89     $11.41     $10.63
===================================================================================================
TOTAL RETURN(A) ..........................     (19.16)%     39.50%     19.94%     15.57%     11.61%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) .......     $7,654      $9,043     $6,876     $4,761     $3,449
Ratios to average net assets:
    Expenses (b) .........................       1.60%       1.60%      1.60%      1.60%      1.60%
    Net investment income (loss) .........      (0.37)%     (0.08)%    (0.03)%     0.17%      0.42%
Portfolio turnover .......................        128%        155%       138%       151%        86%
---------------------------------------------------------------------------------------------------

     (a)  The return is calculated without the effects of a sales charge.  Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
     (b)  If the waiver and  reimbursement had not been in place for the periods listed,  the ratios of expenses to average net assets  would have been as follows:
                                                 3.27%       4.11%      5.18%      7.07%       6.63%
     (c)  Amount rounds to less than $0.01.

                       INTERNATIONAL EQUITY FUND - CLASS C
           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                            YEARS ENDED DECEMBER 31,
--------------------------------------------------------------------------------

                                                            2000        1999(a)

Net asset value, beginning of period .............         $15.92       $12.51
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................          (0.11)       (0.11)
Net realized and unrealized gain (loss)
     on investments ..............................          (3.08)        4.89
--------------------------------------------------------------------------------
     Total from investment operations ............          (3.19)        4.78
--------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income .......................          (0.08)          --
     Realized capital gains ......................          (3.08)       (1.37)
Total dividends and distributions ................          (3.16)       (1.37)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................         $ 9.57       $15.92
--------------------------------------------------------------------------------
     Total Return (b) ............................         (20.00)%      38.44%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) ...............         $4,979       $6,475
RATIOS TO AVERAGE NET ASSETS(C)
     Expenses ....................................           2.35%        2.35%
     Net investment income (loss) ................          (1.13)%      (0.81)%
Portfolio turnover ...............................            128%         155%
--------------------------------------------------------------------------------

     (a)  The class commenced operations on January 1, 1999.
     (b) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
     (c) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                             4.02%        4.86%.

The financial highlights table for the Emerging Growth Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ending December 31, 2000 and December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for periods ending before December 31, 1999 was audited by other independent accountants. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

                         EMERGING GROWTH FUND - CLASS A

                                         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
---------------------------------------------------------------------------------------------------
                                                           YEARS ENDED DECEMBER 31,
                                                2000        1999       1998       1997       1996
------------------------------------------     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....      16.96      $13.40     $13.85     $11.55     $11.52
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) .............      (0.06)      (0.09)     (0.04)     (0.03)      0.01
Net realized and unrealized gain (loss)
    on investments .......................       4.16        6.18       0.37       3.71       1.20
---------------------------------------------------------------------------------------------------
    Total from investment operations .....       4.10        6.09       0.33       3.68       1.21
---------------------------------------------------------------------------------------------------

LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
    Net investment income ................         --          --         --         --      (0.01)
    Realized capital gains ...............      (3.13)      (2.53)     (0.78)     (1.38)     (1.17)
    Return of capital ....................         --          --         --         --         --
---------------------------------------------------------------------------------------------------
Total dividends and distributions ........      (3.13)      (2.53)     (0.78)     (1.38)     (1.18)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........     $17.93      $16.96     $13.40     $13.85     $11.55
===================================================================================================
TOTAL RETURN(A) ..........................      25.92%      45.85%      2.57%     32.20%     10.56%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) .......    $15,304      $10,743    $8,335     $4,949     $2,873
Ratios to average net assets:
    Expenses (b) .........................       1.50%       1.50%      1.50%      1.50%      1.50%
    Net investment income (loss) .........      (0.40)%     (0.66)%    (0.41)%    (0.30)%    (0.12)%
Portfolio turnover .......................         98%         97%        78%       101%       117%
---------------------------------------------------------------------------------------------------

     (a)  The return is calculated without the effects of a sales charge.  Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
     (b)  If the waiver and  reimbursement had not been in place for the periods listed,  the ratios of expenses to average net assets  would have been as follows:
                                                 2.37%       3.29%      4.11%      5.94%      6.58%

                         EMERGING GROWTH FUND - CLASS C
           SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                            YEARS ENDING DECEMBER 31,
--------------------------------------------------------------------------------

                                                            2000        1999(a)
--------------------------------------------------------------------------------
Net asset value, beginning of period .............         $16.29       $13.04
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................          (0.17)       (0.19)
Net realized and unrealized gain (loss)
     on investments ..............................           3.88         5.97
--------------------------------------------------------------------------------
     Total from investmentoperations .............           3.71         5.78
--------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income .......................             --           --
     Realized capital gains ......................          (3.13)       (2.53)
--------------------------------------------------------------------------------
Total dividends and distributions ................          (3.13)       (2.53)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...................         $16.87       $16.29
--------------------------------------------------------------------------------
     Total Return (b) ............................          24.58%       44.86%
RATIOS AND SUPPLEMENTAL DATA:
Net assets at end of period (000s) ...............         $5,466       $3,964
RATIOS TO AVERAGE NET ASSETS(C)
     Expenses ....................................           2.25%        2.25%
     Net investment income (loss) ................          (1.15)%      (1.41)%
Portfolio turnover ...............................             98%          97%
--------------------------------------------------------------------------------

     (a)  The class commenced operations on January 1, 1999.
     (b) The return is calculated without the effects of a sales charge. Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
     (c) If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                             3.12%        4.03%.

The financial highlights table for the Aggressive Growth Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended March 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for periods ending prior to March 31, 2000 was audited by other independent accountants. Information for the period ended September 30, 2000 is unaudited. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

AGGRESSIVE GROWTH FUND - CLASS A
=============================================================================================================================
                                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED        YEAR         YEAR     SEVEN MONTHS     YEAR        PERIOD
                                               SEPT. 30,      ENDED        ENDED        ENDED        ENDED        ENDED
                                                 2000       MARCH 31,    MARCH 31,    MARCH 31,   AUGUST 31,   AUGUST 31,
                                              (UNAUDITED)     2000         1999       1998(A)        1997       1996(B)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...     $  33.71     $  15.73     $  15.81     $  16.29     $  10.95     $  10.00
                                               -------------------------------------------------------------------------

Income (loss) from investment operations:
  Net investment loss ....................        (0.27)       (0.24)       (0.27)       (0.15)       (0.17)       (0.11)(C)
  Net realized and unrealized gains (losses)
    on investments .......................         1.26        18.30         2.67        (0.33)        5.54         1.06
                                               -------------------------------------------------------------------------
Total from investment operations .........         0.99        18.06         2.40        (0.48)        5.37         0.95
                                               -------------------------------------------------------------------------

Distributions from net realized gains ....           --        (0.08)       (2.48)          --        (0.03)          --
                                               -------------------------------------------------------------------------

Net asset value at end of period .........     $  34.70     $  33.71     $  15.73     $  15.81     $  16.29     $  10.95
                                               =========================================================================

Total return(D) ..........................         2.94%(G)   115.03%       15.46%       (2.95%)(G)   49.09%        9.50%(G)
                                               =========================================================================

Net assets at end of period (000's) ......     $ 41,443     $ 40,171     $ 11,402     $ 15,495     $ 13,984     $  6,550
                                               =========================================================================

Ratio of net expenses to
  average net assets(E) ..................         1.94%(F)     1.81%        1.95%        1.95%(F)     1.94%        1.95%(F)

Ratio of net investment loss to
  average net assets .....................        (1.77%)(F)   (1.62%)      (1.52%)      (1.66%)(F)   (1.57%)      (1.26%)(F)

Portfolio turnover rate ..................           13%(F)       40%          93%          40%(F)       51%          16%

Amount of debt outstanding at end
of period ................................     $     --     $     --     $     --          n/a          n/a          n/a

Average daily amount of debt
  outstanding during the period (000's) ..     $    690     $    351     $     80          n/a          n/a          n/a

Average daily number of capital shares
  outstanding during the period (000's) ..        1,147          756          818          n/a          n/a          n/a

Average amount of debt per share during
  the period .............................     $   0.60     $   0.46     $   0.10          n/a          n/a          n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.27%(F) , 2.13%, 2.00%, 2.62% and 5.05%
     (F) for the periods ended September 30, 2000, March 31, 2000 and 1999, August 31, 1997 and 1996, respectively (Note 4).

(F)  Annualized.

(G)  Not annualized.

AGGRESSIVE GROWTH FUND -CLASS C

==============================================================================================
                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------
                                                                                   PERIOD
                                                                                    ENDED
                                                                                  SEPT. 30,
                                                                                   2000(A)
                                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------

Net asset value at beginning of period .........................................   $29.21
                                                                                   ------

Income from investment operations:
  Net investment income (loss) .................................................    (0.13)
  Net realized and unrealized gains on investments .............................     5.52
                                                                                   ------
Total from investment operations ...............................................     5.39
                                                                                   ------

Net asset value at end of period ...............................................   $34.60
                                                                                   ======

Total return(B) ................................................................    19.67%
                                                                                   ======

Net assets at end of period (000's) ............................................   $2,213
                                                                                   ======

Ratio of net expenses to average net assets(C) .................................     2.68%(D)

Ratio of net investment loss to average net assets .............................    (2.51%)(D)

Portfolio turnover rate ........................................................       13%(D)

Amount of debt outstanding at end of period ....................................       --

Average daily amount of debt outstanding during the period (000's) .............   $  690

Average daily number of capital shares outstanding during the period (000's) ...    1,147

Average amount of debt per share during the period .............................   $ 0.60

(A) Represents the period from the initial public offering of shares (May 17, 2000) through September 30, 2000.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.90% (D) for the period ended September 30, 2000.

(D)  Annualized.

The financial highlights table for the Growth/Value Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended March 31, 2000 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for periods ended prior to March 31, 2000 was audited by other independent accountants. Information for the period ended September 30, 2000 is unaudited. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

GROWTH/VALUE FUND - CLASS A
=======================================================================================================================
                                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                     ENDED      YEAR       YEAR   SEVEN MONTHS   YEAR      PERIOD
                                                   SEPT. 30,    ENDED      ENDED      ENDED      ENDED      ENDED
                                                     2000     MARCH 31,  MARCH 31,  MARCH 31, AUGUST 31, AUGUST 31,
                                                 (UNAUDITED)    2000       1999      1998(A)     1997      1996(B)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  32.43   $  17.50   $  16.30   $  15.90   $  11.18   $  10.00
                                                   ---------------------------------------------------------------

Income from investment operations:
  Net investment loss ..........................      (0.14)     (0.16)     (0.17)     (0.08)     (0.13)     (0.06)(C)
  Net realized and unrealized gains
    on investments .............................       1.62      15.51       4.84       1.05       5.39       1.24
                                                   ---------------------------------------------------------------
Total from investment operations ...............       1.48      15.35       4.67       0.97       5.26       1.18
                                                   ---------------------------------------------------------------

Distributions from net realized gains ..........         --      (0.42)     (3.47)     (0.57)     (0.54)        --
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  33.91   $  32.43   $  17.50   $  16.30   $  15.90   $  11.18
                                                   ===============================================================

Total return(D) ................................       4.56%(G)  88.88%     29.89%      6.43%     47.11%     11.80%(G)
                                                   ===============================================================

Net assets at end of period (000's) ............   $125,555   $ 79,066   $ 24,664   $ 28,649   $ 26,778   $ 15,108
                                                   ===============================================================

Ratio of net expenses to average
  net assets(E) ................................       1.65%(F)   1.52%      1.66%      1.66%(F)   1.95%      1.95%(F)

Ratio of net investment loss to average
  net assets ...................................      (1.06%)(F) (1.05%)    (0.93%)    (0.91%)(F) (1.03%)    (0.62%)(F)

Portfolio turnover rate ........................         23%(F)     44%        59%        62%(F)     52%        21%(F)

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.

(F)  Annualized.

(G)  Not annualized.






                                       73
GROWTH/VALUE FUND - CLASS C
===============================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED     PERIOD
                                                           SEPT. 30,   ENDED
                                                             2000     MARCH 31,
                                                         (UNAUDITED)  2000(A)
-------------------------------------------------------------------------------
Net asset value at beginning of period .................   $  32.30   $  18.65
                                                           -------------------

Income from investment operations:
  Net investment loss ..................................      (0.17)     (0.11)
  Net realized and unrealized gains on investments .....       1.51      14.18
                                                           -------------------
Total from investment operations .......................       1.34      14.07
                                                           -------------------

Distributions from net realized gains ..................         --      (0.42)
                                                           -------------------

Net asset value at end of period .......................   $  33.64   $  32.30
                                                           ===================

Total return(B) ........................................       4.15%     76.52%
                                                           ===================

Net assets at end of period (000's) ....................   $ 31,120   $ 10,794
                                                           ===================

Ratio of net expenses to average net assets(C) .........       2.40%      2.33%

Ratio of net investment loss to average net assets(C) ..      (1.81%)    (1.77%)

Portfolio turnover rate(C) .............................         23%        44%

(A) Represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

The financial highlights table for the Equity Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended March 31, 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for periods ended prior to March 31, 2000 was audited by other independent accountants. Information for the period ended September 30, 2000 is unaudited. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

EQUITY FUND - CLASS A

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  22.93   $  22.12   $  19.38   $  13.76   $  12.45   $   9.84
                                                   ---------------------------------------------------------------

Income from investment operations:
  Net investment income (loss) .................      (0.08)     (0.05)      0.04       0.09       0.12       0.13
  Net realized and unrealized gains
    on investments .............................      (1.42)      4.60       2.73       5.76       1.35       2.60
                                                   ---------------------------------------------------------------
Total from investment operations ...............      (1.50)      4.55       2.77       5.85       1.47       2.73
                                                   ---------------------------------------------------------------

Less distributions:
  Dividends from net investment income .........         --         --      (0.03)     (0.08)     (0.12)     (0.12)
  Distributions from net realized gains ........         --      (3.74)        --      (0.15)     (0.04)        --
                                                   ---------------------------------------------------------------
Total distributions ............................         --      (3.74)     (0.03)     (0.23)     (0.16)     (0.12)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  21.43   $  22.93   $  22.12   $  19.38   $  13.76   $  12.45
                                                   ===============================================================

Total return(A) ................................      (6.54%)(D) 20.60%     14.30%     42.74%     11.82%     27.90%
                                                   ===============================================================

Net assets at end of period (000's) ............   $ 64,480   $ 65,274   $ 55,561   $ 38,336   $ 14,983   $  8,502
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       1.31%(C)   1.26%      1.31%      1.25%      1.25%      1.25%

Ratio of net investment income (loss) to
  average net assets ...........................      (0.70%)(C) (0.24%)     0.18%      0.53%      0.91%      1.06%

Portfolio turnover rate ........................         68%(C)     78%        10%         7%        38%        38%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43% and 2.02% for the years ended March 31, 1997 and 1996, respectively.

(C)  Annualized.

(D)  Not annualized.
                                       75

EQUITY FUND - CLASS C

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  22.32   $  21.86   $  19.34   $  13.77   $  12.46   $   9.86
                                                   ---------------------------------------------------------------

Income from investment operations:
  Net investment income (loss) .................      (0.19)     (0.28)     (0.19)     (0.03)      0.02       0.05
  Net realized and unrealized gains (losses)
    on investments .............................      (1.38)      4.48       2.71       5.75       1.35       2.60
                                                   ---------------------------------------------------------------
Total from investment operations ...............      (1.57)      4.20       2.52       5.72       1.37       2.65
                                                   ---------------------------------------------------------------

Less distributions:
  Dividends from net investment income .........         --         --         --         --      (0.02)     (0.05)
  Distributions from net realized gains ........         --      (3.74)        --      (0.15)     (0.04)        --
                                                   ---------------------------------------------------------------
Total distributions ............................         --      (3.74)        --      (0.15)     (0.06)     (0.05)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  20.75   $  22.32   $  21.86   $  19.34   $  13.77   $  12.46
                                                   ===============================================================

Total return(A) ................................      (7.03%)(D) 19.24%     13.03%     41.63%     11.01%     26.90%
                                                   ===============================================================

Net assets at end of period (000's) ............   $  3,442   $  3,618   $  3,146   $  3,862   $  2,770   $  2,436
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       2.41%(C)   2.68%      2.41%      2.00%      2.00%      2.00%

Ratio of net investment income (loss) to
  average net assets ...........................      (1.80%)(C) (1.34%)    (0.92%)    (0.18%)     0.15%      0.38%

Portfolio turnover rate ........................         68%(C)     78%        10%         7%        38%        38%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 2.70% for the years ended March 31, 1997 and 1996, respectively.

(C)  Annualized.

(D)  Not annualized.

The financial highlights table for the Enhanced 30 Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the period ended September 30, 2000 is unaudited. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

ENHANCED 30 FUND
=============================================================================================
                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------
                                                                        PERIOD ENDED
                                                                         SEPT. 30,2000(A)
                                                                          (UNAUDITED)
                                                                CLASS A SHARES   CLASS C SHARES
---------------------------------------------------------------------------------------------
Net asset value at beginning of period ...........................   $10.00        $10.00
                                                                     ------        ------

Income from investment operations:
  Net investment income ..........................................     0.03         (0.00)
                                                                     ------        ------

Less Distributions:
  Dividends from net investment  income ..........................    (0.03)         --
                                                                     ------      ---------

Net asset value at end of period .................................   $10.00        $10.00
                                                                     ======        ======

Total return(B) ..................................................     0.25%       0.00%
                                                                     ======        ======

Net assets at end of period (000's) ..............................   $6,809        $  7
                                                                     ======        ======

Ratio of net expenses to average net assets(C) ...................     0.99%(D)     1.76% (D)

Ratio of net investment income (loss) to average net assets .......    0.64%(D)    (0.32%)(D)

Portfolio turnover rate ..........................................        6%(D)         6%(D)

(A) Represents the period from the initial public offering of shares (May 1, 2000 for Class A shares and May 16, 2000 for Class C shares) through September 30, 2000.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.22%(D) for Class A shares and 54.292%(D) for Class C shares for the period ended September 30, 2000.

(D)  Annualized.

The financial highlights table for the Value Plus Fund is intended to help you understand the Fund's financial performance during its operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information for the fiscal year ended December 31, 2000 and December 31, 1999 has been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for periods ended before December 31, 1999 was audited by other independent accountants. There is no information for Class B shares since their public offering did not begin until May 1, 2001.

                                 VALUE PLUS FUND
          SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
                           PERIODS ENDING DECEMBER 31,

---------------------------------------------------------------------------------------------------
                                                       CLASS A SHARES              CLASS C SHARES
---------------------------------------------------------------------------------------------------
                                                2000       1999      1998(A)     2000      1999(A)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD .....      11.77     $10.41     $10.00     $11.48     $10.26
---------------------------------------------------------------------------------------------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS:
Net investment income (loss) .............       0.06       0.01       0.02      (0.02)     (0.07)
Net realized and unrealized gain (loss)
     on investments ......................       0.12       1.60       0.41       0.19       1.53
---------------------------------------------------------------------------------------------------
     Total from investment operations ....       0.18       1.61       0.43       0.17      1.46
---------------------------------------------------------------------------------------------------
LESS DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
     Net investment income ...............      (0.06)     (0.01)     (0.02)        --         --
     Realized capital gains ..............      (0.92)     (0.24)        --      (0.92)     (0.24)
     Return of capital ...................      (0.23)       --          --      (0.23)        --
---------------------------------------------------------------------------------------------------
Total dividends and distributions ........      (1.21)     (0.25)     (0.02)     (1.15)     (0.24)
---------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ...........     $10.74     $11.77     $10.41     $10.50     $11.48
===================================================================================================
     TOTAL RETURN(B) .....................       1.91%     15.51%      4.29%(d)   1.87%     14.24%
RATIOS AND SUPPLEMENTAL DATA:

Net assets at end of period (000s) .......    $49,807     $31,808    $27,068    $2,011     $  548
Ratios to average net assets:
     Expenses (c) ........................       1.30%      1.30%      1.30%(e)   2.05%      2.05%
     Net investment income (loss) ........       0.51%      0.08%      0.25%(e)  (0.21)%    (0.65)%
Portfolio turnover .......................         88%        60%        34%        88%        60%
---------------------------------------------------------------------------------------------------

     (a)  Class A Shares commenced  operations on May 1, 1998 and Class C Shares commenced operations on January 1, 1999.
     (b)  The return is calculated without the effects of a sales charge.  Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown.
     (c)  If the waiver and  reimbursement had not been in place for the periods listed,  the ratios of expenses to average net assets  would have been as follows:
                                                 1.71%      2.02%      2.25%      2.46%      2.76%
     (d)  Total return is not annualized.
     (e)  Ratios are annualized.

The financial highlights table for the Utility Fund is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the fiscal year ended March 31, 2000 has been audited by Ernst & Young LLP whose report, along with the Fund's financial statements, is included in the SAI, which is available upon request. Information for periods ended prior to March 31, 2000 was audited by other independent accountants. Information for the period ended September 30, 2000 is unaudited. There is no information for Class B shares since their public offering did not begin until May 1, 2001.


UTILITY FUND - CLASS A

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  14.85   $  15.42   $  16.76   $  12.44   $  12.24   $  10.47
                                                   ---------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.08       0.25       0.38       0.43       0.46       0.47
  Net realized and unrealized gains (losses)
    on investments .............................       1.40       2.50      (1.16)      4.56       0.22       1.77
                                                   ---------------------------------------------------------------
Total from investment operations ...............       1.48       2.75      (0.78)      4.99       0.68       2.24
                                                   ---------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.08)     (0.25)     (0.38)     (0.43)     (0.46)     (0.47)
  Distributions from net realized gains ........         --      (3.07)     (0.18)     (0.24)     (0.02)        --
                                                   ---------------------------------------------------------------
Total distributions ............................      (0.08)     (3.32)     (0.56)     (0.67)     (0.48)     (0.47)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  16.25   $  14.85   $  15.42   $  16.76   $  12.44   $  12.24
                                                   ===============================================================

Total return(A) ................................      10.04%(D)  18.07%     (4.79%)    40.92%      5.61%     21.65%
                                                   ===============================================================

Net assets at end of period (000's) ............   $ 35,475   $ 35,915   $ 38,391   $ 42,463   $ 36,087   $ 40,424
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       1.33%(C)   1.34%      1.33%      1.25%      1.25%      1.25%

Ratio of net investment income to
  average net assets ...........................       1.11%(C)   1.85%      2.30%      3.03%      3.65%      3.97%

Portfolio turnover rate ........................         51%(C)     22%         4%         0%         3%        11%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.35% (C) for the six months ended September 30, 2000.

(C)  Annualized.

(D)  Not annualized.

UTILITY FUND - CLASS C
FINANCIAL HIGHLIGHTS

===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  14.86   $  15.40   $  16.74   $  12.43   $  12.23   $  10.46
                                                   ----------------------------------------------------------------

Income (loss) from investment operations:
  Net investment income ........................         --       0.13       0.18       0.31       0.35       0.37
  Net realized and unrealized gains (losses)
    on investments .............................       1.39       2.50      (1.16)      4.57       0.24       1.78
                                                   ---------------------------------------------------------------
Total from investment operations ...............       1.39       2.63      (0.98)      4.88       0.59       2.15
                                                   ---------------------------------------------------------------

Less distributions:
  Dividends from net investment income .........         --      (0.10)     (0.18)     (0.33)     (0.37)     (0.38)
  Distributions from net realized gains ........         --      (3.07)     (0.18)     (0.24)     (0.02)        --
                                                   ---------------------------------------------------------------
Total distributions ............................         --      (3.17)     (0.36)     (0.57)     (0.39)     (0.38)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  16.25   $  14.86   $  15.40   $  16.74   $  12.43   $  12.23
                                                   ===============================================================

Total return(A) ................................       9.43(D)   17.16%     (5.92%)    39.91%      4.82%     20.78%
                                                   ===============================================================

Net assets at end of period (000's) ............   $  2,184   $  2,887   $  3,215   $  3,597   $  3,099   $  3,686
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       2.50%(C)   2.46%      2.50%      2.00%      2.00%      2.00%

Ratio of net investment income to
  average net assets ...........................       0.06%(C)   0.73%      1.13%      2.28%      2.89%      3.19%

Portfolio turnover rate ........................         51%(C)     22%         4%         0%         3%        11%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 2.52% (C) for the six months ended September 30, 2000.

(C)  Annualized.

(D)  Not annualized.

FOR MORE INFORMATION
--------------------

For investors who want more information about the Funds, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI): The SAI provides more detailed information about the Funds and is legally a part of this Prospectus.

ANNUAL/SEMI-ANNUAL REPORTS: The Funds' annual and semi-annual reports provide additional information about the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

You can get free copies of the SAI, the reports, other information and answers to your questions about the Funds by contacting your financial advisor, or the Funds at:

               Touchstone Family of Funds
               221 East Fourth Street, Suite 300
               Cincinnati, Ohio 45202
               800.543.0407
               http://www.touchstonefunds.com

Information about the Funds (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's public reference room in Washington, D.C. You can receive information about the operation of the public reference room by calling the SEC at 1.202.942.8090.

Reports and other information about the Funds are available on the SEC's internet site at http://www.sec.gov. For a fee, you can receive information about the SEC's internet site by writing to: SEC, Public Reference Section, Washington, D.C. 20549-0102, or by e-mailing a request to: publicinfo@sec.gov.

Investment Company Act file no. 811-3651

TOUCHSTONE

                                                                Family of Funds
-------------------------------------------------------------------------------
LOGO] Touchstone                                                                                          Return completed form to:
       ----------                                                                                         Touchstone Family of Funds
       Family of Funds                                                                                                 P.O. Box 5354
                                                                                                                Cincinnati, OH 45202
                                                                                        For assistance in completing this form, call
NOT FOR USE WITH IRAS, SEP, SIMPLE OR 403B PLANS                                                                        800-543-0407

Was order previously telephoned in?  o Yes  o No    If yes, date (  /  /  ) and confirmation #______________________________________

------------------------------------------------------------------------------------------------------------------------------------
1.  ACCOUNT REGISTRATION (check one box only)
------------------------------------------------------------------------------------------------------------------------------------
[ ] INDIVIDUAL [ ] JOINT TENANT (For joint-owners, joint tenancy with right of survivorship is presumed unless otherwise specified.)
------------------------------------------------------------------------------------------------------------------------------------
Name of Individual Owner - First, Initial, Last                  Name of Joint Owner (if any) - First, Initial, Last

------------------------------------------------------------------------------------------------------------------------------------
Owner's Social Security #          Date of Birth                 Joint Owner's Social Security #         Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
[ ] GIFT/TRANSFER TO A MINOR (Only one custodian and minor)
------------------------------------------------------------------------------------------------------------------------------------
Name of Minor - First, Initial, Last                             Under ___________________ the Uniform Gifts/Transfers to Minors Act
                                                                   (State of minor's residence)
------------------------------------------------------------------------------------------------------------------------------------
Name of Custodian - First, Initial, Last                         Minor's Social Security #               Minor's Date of Birth

------------------------------------------------------------------------------------------------------------------------------------
[ ] TRUST
------------------------------------------------------------------------------------------------------------------------------------
Name of Trust Agreement                                          Taxpayer I.D. Number               Date of Trust Agreement

------------------------------------------------------------------------------------------------------------------------------------
Name of Trustee(s) - First, Initial, Last                        Name of Beneficiary - First, Initial, Last

------------------------------------------------------------------------------------------------------------------------------------
Name of Plan Administrator              Address                  Phone Number             Fax Number               E-mail Address

------------------------------------------------------------------------------------------------------------------------------------
[ ] CORPORATION, PARTNERSHIP OR OTHER ENTITY
------------------------------------------------------------------------------------------------------------------------------------
Name of Corporation or Other Entity

------------------------------------------------------------------------------------------------------------------------------------
Taxpayer I.D. Number

------------------------------------------------------------------------------------------------------------------------------------
2.  ADDRESS (P.O. Box not acceptable without street address)
------------------------------------------------------------------------------------------------------------------------------------
Street                                                           Home Phone
                                                                 (    )
------------------------------------------------------------------------------------------------------------------------------------
City                                                             Business Phone
                                                                 (    )
------------------------------------------------------------------------------------------------------------------------------------
State                              Zip                           Are you a U.S. Citizen?  [ ] Yes   [ ] No (please specify country):

------------------------------------------------------------------------------------------------------------------------------------
3.  INITIAL INVESTMENT
------------------------------------------------------------------------------------------------------------------------------------
[ ] ALLOCATE MY INVESTMENT USING THE FOLLOWING FUNDS:  [ ] A SHARES [ ] B SHARES OR [ ] C SHARES
                                                       (A SHARES WILL BE PURCHASED UNLESS INDICATED OTHERWISE.)

STOCK FUNDS                                 TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
[ ] International Equity Fund   $________   [ ] High Yield Fund            $________   [ ] Ohio Insured Tax-Free Fund       $_______
[ ] Emerging Growth Fund        $________   [ ] Bond Fund                  $________   [ ] Tax-Free Intermediate Term Fund  $_______
[ ] Aggressive Growth Fund      $________   [ ] Intermediate Term
[ ] Growth/Value Fund           $________       Government Income Fund     $________   TAX-FREE MONEY MARKET FUNDS
[ ] Equity Fund                 $________                                              [ ] Tax-Free Money Fund              $_______
[ ] Enhanced 30 Fund            $________   TAXABLE MONEY MARKET FUNDS                 [ ] California Tax-Free Money Fund   $_______
[ ] Value Plus Fund             $________   [ ] Money Market Fund          $________   [ ] Florida Tax-Free Money Fund      $_______
[ ] Utility Fund                $________   [ ] Short Term Government      $________   [ ] Ohio Tax-Free Money Fund - R     $_______
                                                 Income Fund                           [ ] Ohio Tax-Free Money Fund - I     $_______
                                            [ ] Institutional Government
                                                Income Fund                $________
[ ] Total investment of         $________
Please make check payable to the TOUCHSTONE FAMILY OF FUNDS.
------------------------------------------------------------------------------------------------------------------------------------
4.  DISTRIBUTION OPTION (check one box only)
------------------------------------------------------------------------------------------------------------------------------------
[ ] Reinvest all dividends and capital gains in additional shares [ ] Pay all capital gains in cash and reinvest dividends
[ ] Pay all dividends and capital gains in cash                   [ ] Cross Reinvestment: Please call Touchstone at
                                                                      800-543-0407 for further instructions.
[ ] Pay all dividends in cash and reinvest capital gains
If not  specified,  dividends  and capital  gains will be reinvested in the Fund that pays them.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
5.  RIGHTS OF ACCUMULATION
------------------------------------------------------------------------------------------------------------------------------------
If you already  have an account  with the  Touchstone  Family of Funds,  you may be eligible for reduced  sales  charges  subject to
Touchstone's confirmation of the following eligible holdings:
------------------------------------------------------------------------------------------------------------------------------------
Fund Name

------------------------------------------------------------------------------------------------------------------------------------
Shareholder Name

------------------------------------------------------------------------------------------------------------------------------------
Account Number

------------------------------------------------------------------------------------------------------------------------------------
6.  LETTER OF INTENT
------------------------------------------------------------------------------------------------------------------------------------
If you  intend to invest a certain  amount  over a  13-month  period in one or more of the  Touchstone  Family of Funds,  you may be entitled to a reduced sales charge. I agree to the terms of the Letter of Intent set forth in the Prospectus.
[ ] Although I'm not obligated to do so, I plan to invest over a 13-month period a total of at least:
    [ ] $50,000          [ ] $100,000             [ ] $250,000
    [ ] $500,000         [ ] $1,000,000 or more
[ ] I am already investing under an existing Letter of Intent in the following account number: ___________________________________.
------------------------------------------------------------------------------------------------------------------------------------
7.  AUTOMATIC INVESTMENT PLAN
------------------------------------------------------------------------------------------------------------------------------------
This plan provides for regular  subsequent  investments to be made  electronically  through Automated Clearing House (ACH) from your bank account into the Fund(s) you select below. There is no charge at the Touchstone Family of Funds, and you may cancel at any time with no obligations or penalty.

Please  withdraw from my bank  account $  ___________  (minimum  $50) on the   [ ] 8th   [ ] 15th   [ ] 22nd   [ ] 29th
[ ] Monthly   [ ] Quarterly   [ ] Annual basis, beginning ____/____/____ (date) to be invested per the instructions below.

STOCK FUNDS                                 TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
[ ] International Equity Fund   $________   [ ] High Yield Fund            $________   [ ] Ohio Insured Tax-Free Fund       $_______
[ ] Emerging Growth Fund        $________   [ ] Bond Fund                  $________   [ ] Tax-Free Intermediate Term Fund  $_______
[ ] Aggressive Growth Fund      $________   [ ] Intermediate Term
[ ] Growth/Value Fund           $________       Government Income Fund     $________   TAX-FREE MONEY MARKET FUNDS
[ ] Equity Fund                 $________                                              [ ] Tax-Free Money Fund              $_______
[ ] Enhanced 30 Fund            $________   TAXABLE MONEY MARKET FUNDS                 [ ] California Tax-Free Money Fund   $_______
[ ] Value Plus Fund             $________   [ ] Money Market Fund          $________   [ ] Florida Tax-Free Money Fund      $_______
[ ] Utility Fund                $________   [ ] Short Term Government      $________   [ ] Ohio Tax-Free Money Fund - R     $_______
                                                 Income Fund                           [ ] Ohio Tax-Free Money Fund - I     $_______
                                            [ ] Institutional Government
                                                Income Fund                $________
------------------------------------------------------------------------------------------------------------------------------------
[ ]  Checking Account (please attach a voided check) o Savings Account (please attach a preprinted deposit slip)
------------------------------------------------------------------------------------------------------------------------------------
Bank Account Registration                                        Bank Name

------------------------------------------------------------------------------------------------------------------------------------
Street                                                           City                          State                    Zip

------------------------------------------------------------------------------------------------------------------------------------
Bank Routing Number                                              Bank Account Number

------------------------------------------------------------------------------------------------------------------------------------
Any Joint Owner of your bank account who is not a Joint Owner of this                                                   Date
new account with the Touchstone Family of Funds must sign here:

X
------------------------------------------------------------------------------------------------------------------------------------
8.  TELEPHONE TRANSFERS AND REDEMPTIONS
------------------------------------------------------------------------------------------------------------------------------------
Unless the boxes below are checked, by signing this Application,  the investor authorizes each Fund and its Transfer Agent to act on the investor's telephone  instructions,  or on telephone  instructions from any person representing to be an authorized agent of the investor and requesting a redemption or exchange on the investor's  behalf.  The undersigned  agrees that any redemption or exchange made pursuant to this authorization  shall be subject to the provisions of the current Prospectus of each Fund, and that neither the
Funds nor their Transfer Agent or Distributor, nor their respective affiliates, will be liable for any loss, damage, expense or cost which may arise out of any telephone redemption or exchange request they reasonably believe to be genuine,  including any fraudulent or unauthorized requests. The investor(s) will bear the risk of any such loss. In an effort to determine that telephone requests are genuine, the Funds and/or their Transfer Agent will employ reasonable procedures,  which may include, among others,  requiring forms of personal  identification  prior to acting upon telephone  instructions and providing  written  confirmation of the  transactions.
Telephone  conversations also may be recorded.  REDEMPTION PROCEEDS OF $1,000 OR MORE MAY BE WIRED TO THE SHAREHOLDER'S ACCOUNT AT A
COMMERCIAL BANK OR BROKERAGE FIRM IN THE UNITED STATES UPON VERBAL REQUEST IF THE BANK ACCOUNT INFORMATION IN SECTION 7 IS COMPLETE.

(check only if you do not want to use telephone authorization.)
[ ] I DO NOT elect the telephone exchange privilege. [ ] I DO NOT elect the telephone redemption privilege.
------------------------------------------------------------------------------------------------------------------------------------
9.  AUTOMATIC REBALANCING
------------------------------------------------------------------------------------------------------------------------------------
Do you wish to employ the automatic rebalancing feature?    [ ] Yes (if yes, please attach Form 7062)    [ ] No
------------------------------------------------------------------------------------------------------------------------------------
10. ELIGIBILITY FOR EXEMPTION FROM SALES CHARGE
------------------------------------------------------------------------------------------------------------------------------------
[ ] If you are eligible for exemption from sales charges as described in the Statement of Additional Information,  please check here and attach Form 7008.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
11.  TAXPAYER I.D. NUMBER CERTIFICATION/SIGNATURES
------------------------------------------------------------------------------------------------------------------------------------
I (We) are of legal age and capacity,  have legal authority to purchase shares, have received and read a current prospectus for each
Fund selected and agree to the terms and conditions on this Application and those contained in the current prospectus(es) (including the  Statement(s)  of Additional  Information) of the Fund(s)  selected for purchase.  I (We)  acknowledge  that the account will be subject to the telephone exchange and redemption  privileges (unless declined)  described in the Fund's current Prospectus and agree that the Fund, its  Distributor  and Transfer  Agent will not be liable for any loss in acting on written or telephone  instructions reasonably believed by them to be authentic. I (We) hereby ratify any instructions given pursuant to this Application and for myself
(ourselves)  and my (our)  successors  and assigns do hereby  release each Fund,  its  Distributor  and its Transfer Agent and their respective officers, employees, agents and affiliates from any and all liability in the performance of the acts instructed herein.

I acknowledge that mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union or insurance company and are not federally insured by the FDIC, the Federal Reserve, or any other agency.  Mutual fund shares involve certain risks, including the possible loss of principal.

Under penalty of perjury,  the undersigned whose Social Security (employer I.D.) number is shown on this application  certifies that
(i) the number is my (our) correct taxpayer  identification  number and (ii) currently I (we) are not under IRS notification  that I
(we) are subject to backup withholding (line out (ii) if under  notification).  If no such number is shown, the undersigned  further certifies, under penalties of perjury, that either (a) no such number has been issued, and a number has been or will soon be applied for (if a number is not provided to you within sixty days, the undersigned  understands that all payments -- including redemption --
are subject to a 31% withholding under federal tax law, until a number is provided); or (b) that the undersigned is not a citizen of the U.S.,  and either does not expect to be in the U.S. for 183 days during each calendar year and does not conduct  business in the
U.S. which should receive any gains from the Funds, or is exempt under an income tax treaty. My (Our) signature below constitutes my
(our) agreement and acceptance of all the terms,  conditions and account features selected in any and all parts of this Application.
The Internal Revenue Service does not require your consent to any provision of this document other than the certifications  required to avoid backup withholding.
------------------------------------------------------------------------------------------------------------------------------------
INDIVIDUAL, JOINT OR CUSTODIAN ACCOUNTS
------------------------------------------------------------------------------------------------------------------------------------
Signature of Individual Owner or Custodian                       Date
X
------------------------------------------------------------------------------------------------------------------------------------
Signature of Joint Owner, if any                                 Date
X
------------------------------------------------------------------------------------------------------------------------------------
Corporation, Partnership, Trust or Other Accounts

Signature of Authorized Officer, General Partner, Trustee, etc.  Date
X
------------------------------------------------------------------------------------------------------------------------------------
Title of Corporate Officer, General Partner, Trustee, etc.       Date

------------------------------------------------------------------------------------------------------------------------------------
12.  FOR COMPLETION BY INVESTMENT DEALER
------------------------------------------------------------------------------------------------------------------------------------
We hereby submit this  application  for purchase of shares in accordance  with the terms of our Selling  Agreement  with  Touchstone
Securities, Inc. and with the current Prospectus for the Funds.
------------------------------------------------------------------------------------------------------------------------------------
Investment Dealer Name

------------------------------------------------------------------------------------------------------------------------------------
Dealer's Corporate Office Address                                City                                    State          Zip

------------------------------------------------------------------------------------------------------------------------------------
Representative's Name

------------------------------------------------------------------------------------------------------------------------------------
Representative's Branch Office Address                           City                                    State          Zip

------------------------------------------------------------------------------------------------------------------------------------
Representative's Telephone Number                                Representative's Number

------------------------------------------------------------------------------------------------------------------------------------
Authorized Signature of Investment Dealer
X
------------------------------------------------------------------------------------------------------------------------------------
Title
------------------------------------------------------------------------------------------------------------------------------------
FIFTH THIRD - SIGNATURE CARD                                                                                                CHECKING
------------------------------------------------------------------------------------------------------------------------------------
Submit one card to establish  an optional  check  redemption  account  which allows you to write checks  against your account in the
________________. Please see a Fund's current Prospectus to determine if checkwriting is available in that Fund.
 (Name of Fund)

PRINT CLEARLY
Name of Account ____________________________________________________________________________________________________________________

Account Number ______________________________________________    Date ______________________________________________________________

The  registered  owner(s) of this account must sign below.  By signing this card the  signatory(ies)  agrees to all of the terms and conditions set forth on the reverse side of this card.

_____________________________________________________________    ___________________________________________________________________
Signature                                                        Signature

_____________________________________________________________    ___________________________________________________________________
Signature                                                        Signature

INSTITUTIONAL ACCOUNTS:                                          JOINT TENANCY ACCOUNTS:
[ ] Check here if any two signatures are required on checks      [ ] Check here if both signatures are required on checks
[ ] Check here if only one signature is required on checks       [ ] Check here if only one signature is required on checks
------------------------------------------------------------------------------------------------------------------------------------
[ ] Check here if Business  Style  Checks (600 per book with  voucher  stub) are  required.  A charge will be made to your  account.
Individual Style checks are provided at no charge.
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
SYSTEMATIC WITHDRAWAL PLAN
------------------------------------------------------------------------------------------------------------------------------------
This plan enables you to withdraw money  regularly-either  by check directly to you or electronically to your domestic bank account.
It eliminates  your need to make a special  request every month,  quarter or year.  There is no charge at the  Touchstone  Family of
Funds, and you may cancel at any time with no obligations or penalty.

Please make a total withdrawal of ___________ (minimum $50) from my Touchstone  account(s) on a [ ] Monthly [ ] Quarterly [ ] Annual basis, beginning on or about the last day of ________________ (month, year) from the fund(s) listed below:

STOCK FUNDS                                 TAXABLE BOND FUNDS                         TAX-FREE BOND FUNDS
[ ] International Equity Fund   $________   [ ] High Yield Fund            $________   [ ] Ohio Insured Tax-Free Fund       $_______
[ ] Emerging Growth Fund        $________   [ ] Bond Fund                  $________   [ ] Tax-Free Intermediate Term Fund  $_______
[ ] Aggressive Growth Fund      $________   [ ] Intermediate Term
[ ] Growth/Value Fund           $________       Government Income Fund     $________   TAX-FREE MONEY MARKET FUNDS
[ ] Equity Fund                 $________                                              [ ] Tax-Free Money Fund              $_______
[ ] Enhanced 30 Fund            $________   TAXABLE MONEY MARKET FUNDS                 [ ] California Tax-Free Money Fund   $_______
[ ] Value Plus Fund             $________   [ ] Money Market Fund          $________   [ ] Florida Tax-Free Money Fund      $_______
[ ] Utility Fund                $________   [ ] Short Term Government      $________   [ ] Ohio Tax-Free Money Fund - R     $_______
                                                 Income Fund                           [ ] Ohio Tax-Free Money Fund - I     $_______
                                            [ ] Institutional Government
                                                Income Fund                $________
------------------------------------------------------------------------------------------------------------------------------------
Existing Account Number (if applicable)             [ ] Make check payable to the account owner(s) and send to the address of record

                                                    [ ] Make check payable to a third party and send to the name and address below:
------------------------------------------------------------------------------------------------------------------------------------
Name - First, Initial, Last                                      Street

------------------------------------------------------------------------------------------------------------------------------------
City                                                             State                                             Zip

------------------------------------------------------------------------------------------------------------------------------------
[ ] Deposit payments in my bank account electronically through Automated Clearing House (ACH) to the account designated below.
    [ ] Checking Account (please attach a voided check)
    [ ] Savings Account (please attach a preprinted deposit slip)
------------------------------------------------------------------------------------------------------------------------------------
Bank Account Registration                                        Bank Name

------------------------------------------------------------------------------------------------------------------------------------
Street                                                           City                     State                    Zip

------------------------------------------------------------------------------------------------------------------------------------
Bank Routing Number                                              Bank Account Number

------------------------------------------------------------------------------------------------------------------------------------
Any Joint Owner of this new account with the Touchstone Family of Funds                                            Date
who is not a Joint Owner of your bank account must sign here:
X
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                        TERMS AND CONDITIONS
                                                        --------------------
1.  REDEMPTION  AUTHORIZATION:  The signatory(ies)  whose signature(s)  appears on the reverse side,  intending to be legally bound, hereby agrees each with the other and with Fifth Third ("Bank"), that the Bank is appointed agent for such person(s) and as such agent, is directed to redeem shares registered in the name of such  signatory(ies) upon receipt of, and in the amount of, checks drawn upon the above numbered  accounts and to deposit the proceeds of such redemptions in said account or otherwise arrange for application  of such proceeds to payments of said checks.  The Bank is expressly  authorized to commingle  such proceeds of such redemptions in said account or otherwise  arrange for  application of such proceeds to payments of said checks also on behalf of
    Integrated Fund Services, Inc. in effecting the redemption of shares.
    The Bank is expressly authorized to honor checks as redemption  instructions  hereunder without requiring signature  guarantees, and shall not be liable for any loss or liability resulting from the absence of any such guarantee.
2.  CHECK PAYMENT: The signatory(ies) authorizes and directs the Bank to pay each check presented hereunder, subject to all laws and
    Bank rules and regulations pertaining to checking accounts. In addition, the signatory(ies) agrees that:
    (a) No check shall be issued or honored,  or redemption  effected,  for any amounts represented by shares for which certificates have been issued.
    (b) No check shall be issued or honored, or redemption  effected,  for any amounts represented by shares unless payment for such shares has been made in full and any checks given in such payment  have been  collected  through  normal  banking  channels.
        Shareholders who wish immediate  availability of shares for check redemption may purchase their shares with federal funds or may contact Integrated Fund Services, Inc. for assistance.
    (c) Checks issued hereunder cannot be cashed over the counter at the Bank; and
    (d) Checks shall be subject to any further information set forth in the applicable Prospectus,  including without limitation any additions, amendments and supplements thereto.
3.  DUAL  OWNERSHIP:  If more than one person is indicated  as a registered  owner of shares,  as by joint  ownership,  ownership in common,  or tenants by the entireties,  then (a) each registered  owner must sign this signature card, (b) each registered owner must sign each check issued  hereunder  unless the parties have  indicated on the face of this card that only one need sign,  in which case the Bank is authorized to act upon such signature,  and (c) each signatory guarantees to the Bank the genuineness and accuracy of the signature of the other signatory(ies).  In the event of the death of a joint tenant or tenant by the entireties, the survivor shall be deemed to own all of the shares and the proceeds thereof upon delivery of appropriate documentation.
4.  TERMINATION:  The Bank may at any time  terminate  this  account,  related  share  redemption  service  and its  agency  for the signatory(ies) hereto without prior notice by Bank to the signatory(ies).
5.  HEIRS AND ASSIGNS:  These terms and conditions shall bind the respective  heirs,  executors,  administrators  and assigns of the signatory(ies).
------------------------------------------------------------------------------------------------------------------------------------

TOUCHSTONE FAMILY OF FUNDS

DISTRIBUTOR
Touchstone Securities, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202
800.638.8194
www.touchstonefunds.com
-----------------------

INVESTMENT ADVISOR
Touchstone Advisors, Inc.
221 East Fourth Street, Suite 300
Cincinnati, Ohio 45202-4094

TRANSFER AGENT
Integrated Fund Services, Inc.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

                           TOUCHSTONE STRATEGIC TRUST
                           --------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------

                                  MAY 1, 2001

                              EMERGING GROWTH FUND
                            INTERNATIONAL EQUITY FUND
                                 VALUE PLUS FUND
                                ENHANCED 30 FUND
                                  UTILITY FUND
                                   EQUITY FUND
                                GROWTH/VALUE FUND
                             AGGRESSIVE GROWTH FUND

This Statement of Additional Information is not a prospectus. It should be read together with the Funds' Prospectus dated May 1, 2001. You may receive a copy of the Funds' Prospectus by writing the Trust at 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, or by calling the Trust nationwide toll-free 800-543-0407, or in Cincinnati 362-4921.

                       STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS
                               -----------------
                                                                            PAGE
                                                                            ----
THE TRUST......................................................................

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS..................................

INVESTMENT RESTRICTIONS.......................................................

TRUSTEES AND OFFICERS.........................................................

THE INVESTMENT ADVISOR AND SUB-ADVISORS.......................................

THE DISTRIBUTOR...............................................................

DISTRIBUTION PLANS............................................................

SECURITIES TRANSACTIONS.......................................................

PORTFOLIO TURNOVER............................................................

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE..........................

CHOOSING A SHARE CLASS........................................................

OTHER PURCHASE INFORMATION....................................................

TAXES.........................................................................

REDEMPTION IN KIND............................................................

HISTORICAL PERFORMANCE INFORMATION............................................

PRINCIPAL SECURITY HOLDERS....................................................

CUSTODIANS....................................................................

AUDITORS......................................................................

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENTS................................

FINANCIAL STATEMENTS..........................................................

APPENDIX.....................................................................

THE TRUST
---------

Touchstone Strategic Trust (the "Trust"), formerly Countrywide Strategic Trust, an open-end, diversified management investment company, was organized as a Massachusetts business trust on November 18, 1982. The Trust currently offers eight series of shares to investors: the Utility Fund, the Equity Fund, the Growth/Value Fund, the Aggressive Growth Fund, the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund (referred to individually as a "Fund" and collectively as the "Funds"). Each Fund has its own investment goal(s) and policies.

Pursuant to an Agreement and Plan of Reorganization, on May 1, 2000, each of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Touchstone Series Trust. The investment goals, strategies, policies and restrictions of each Fund and its Predecessor Fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund are for the Predecessor Funds.

Pursuant to an Agreement and Plan of Reorganization, on August 29, 1997, the Growth/Value Fund and the Aggressive Growth Fund succeeded to the assets and liabilities of another mutual fund of the same name which was an investment series of Trans Adviser Funds, Inc. The investment objective, policies and restrictions of each Fund and its Predecessor Fund are substantially identical. The financial data and information in this Statement of Additional Information with respect to the Growth/Value Fund and the Aggressive Growth Fund for periods ended prior to September 1, 1997 relate to the Predecessor Funds.

Shares of each Fund have equal voting rights and liquidation rights. Each Fund shall vote separately on matters submitted to a vote of the shareholders except in matters where a vote of all series of the Trust in the aggregate is required by the Investment Company Act of 1940 or otherwise. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each full share owned and fractional votes for fractional shares owned. The Trust does not normally hold annual meetings of shareholders. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so in writing by shareholders holding 10% or more of the Trust's outstanding shares. The Trust will comply with the provisions of Section 16(c) of the Investment Company Act of 1940 in order to facilitate communications among shareholders.

Each share of a Fund represents an equal proportionate interest in the assets and liabilities belonging to that Fund with each other share of that Fund and is entitled to such dividends and distributions out of the income belonging to the Fund as are declared by the Trust. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any Fund into a greater or lesser number of shares of that Fund so long as the proportionate beneficial interest in the assets belonging to that Fund and the rights of shares of any other Fund are in no way affected. In case of any liquidation of a Fund, the holders of shares of the Fund being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that Fund.

Expenses attributable to any Fund are borne by that Fund. Any general expenses of the Trust not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. Generally, the Trustees allocate such expenses on the basis of relative net assets or number of shareholders. No shareholder is liable to further calls or to assessment by the Trust without his express consent.

Class A shares, Class B shares and Class C shares of the Funds represent an interest in the same assets of such Fund, have the same rights and are identical in all material respects except that (i) each class of shares may bear different distribution fees; (ii) each class of shares is subject to different sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees' fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board of Trustees may classify and reclassify the shares of a Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust as does a partner of a partnership. However, numerous investment companies registered under the Investment Company Act of 1940 have been formed as Massachusetts business trusts and the Trust is not aware of an instance where such result has occurred. In addition, the Trust Agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust Agreement also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations. Management believes that, in view of the above, the risk of personal liability is remote.

DEFINITIONS, POLICIES AND RISK CONSIDERATIONS
---------------------------------------------

Each Fund has its own investment goals, strategies and related risks. There can be no assurance that a Fund's investment goals will be met. The investment goals and practices of each Fund (except the Growth/Value Fund and the Aggressive Growth Fund) are nonfundamental policies which may be changed by the Board of Trustees without shareholder approval, except in those instances where shareholder approval is expressly required. If there is a change in a Fund's investment goals, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial position and needs. The investment restrictions of the Funds are fundamental and can only be changed by vote of a majority of the outstanding shares of the applicable Fund.

A more detailed discussion of some of the terms used and investment policies described in the Prospectus (see "Investment Strategies and Risks") appears below:

FIXED-INCOME AND OTHER DEBT SECURITIES

Fixed-income and other debt instrument securities include all bonds, high yield or "junk" bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates which will result in increases or decreases in the value of the obligations held by the Funds. The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund's yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund's current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Standard & Poor's Rating Service ("S&P"), Moody's Investor Service, Inc. ("Moody's"), Duff & Phelps Bond Ratings, Fitch Investors Services, Inc. and Thomson BankWatch are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, a Fund Sub-Advisor also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See "When-Issued and Delayed-Delivery Securities" below.

COMMERCIAL PAPER. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts. For a description of commercial paper ratings, see the Appendix.

MEDIUM AND LOWER RATED AND UNRATED SECURITIES. Securities rated in the fourth highest category by a rating organization although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds," offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower rated debt securities, the Fund Sub-Advisor's research and credit analysis are an especially important part of managing securities of this type held by a Fund. In light of these risks, the Board of Trustees of the Trust has instructed the Fund Sub-Advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

In addition, the market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require sale of these securities by the Fund, but the Fund Sub-Advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

While the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980's brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructuring. Past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. In fact, from 1989 to 1991, the percentage of lower-rated debt securities that defaulted rose significantly above prior levels.

The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the Fund Sub-Advisor will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations, has improved or is expected to improve in the future. The Fund Sub-Advisor's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.

CERTIFICATES OF DEPOSIT, BANKERS' ACCEPTANCES AND TIME DEPOSITS. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers' acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to each Fund's restrictions on illiquid investments (see "Investment Limitations").

The Growth/Value Fund and the Aggressive Growth Fund may also invest in certificates of deposit, bankers' acceptances and time deposits issued by foreign branches of national banks. Eurodollar certificates of deposit are negotiable U.S. dollar denominated certificates of deposit issued by foreign branches of major U.S. commercial banks. Eurodollar bankers' acceptances are U.S. dollar denominated bankers' acceptances "accepted" by foreign branches of major U.S. commercial banks. Investments in the obligations of foreign branches of U.S. commercial banks may be subject to special risks, including future political and economic developments, imposition of withholding taxes on income, establishment of exchange controls or other restrictions, less governmental supervision and the lack of uniform accounting, auditing and financial reporting standards that might affect an investment adversely.

U.S. GOVERNMENT SECURITIES. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency's obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

MORTGAGE-RELATED SECURITIES. There are several risks associated with mortgage-related securities generally. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security.

Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund's yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Fund Sub-Advisor, the investment restriction limiting a Fund's investment in illiquid instruments to not more than 15% of the value of its net assets will apply.

STRIPPED MORTGAGE-RELATED SECURITIES. These securities are either issued and guaranteed, or privately-issued but collateralized by securities issued, by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans. A Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its Fund Sub-Advisor believes that interest rates will remain stable or increase. In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities. See "Mortgage-Related Securities" above. In addition, the yields on stripped mortgage- related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities. Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security. Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities. Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Fund will be able to effect a trade of a stripped mortgage-related security at a time when it wishes to do so. The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition. Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, a Fund will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

The Growth/Value Fund may also purchase Coupons Under Book Entry Safekeeping ("CUBES"), Treasury Receipts ("TRs"), Treasury Investment Growth Receipts ("TIGRs") and Certificates of Accrual on Treasury Securities ("CATS").

STRIPS, CUBES, TRs, TIGRs and CATS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is amortized over the life of the security, and such amortization will constitute the income earned on the security for both accounting and tax purposes. Because of these features, these securities may be subject to greater interest rate volatility than interest-paying U.S. Treasury obligations. The Growth/Value Fund will limit its investment in such instruments to 20% of its total assets.

ZERO COUPON SECURITIES. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund's distribution obligations, in which case the Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry System ("CUBES"), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

CUSTODIAL RECEIPTS. Custodial receipts or certificates, such as Certificates of Accrual on Treasury Securities ("CATS"), Treasury Investors Growth Receipts ("TIGRs") and Financial Corporation certificates ("FICO Strips"), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

LOANS AND OTHER DIRECT DEBT INSTRUMENTS. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.

These instruments will be considered illiquid securities and so will be limited in accordance with a Fund's restrictions on illiquid securities.

ILLIQUID SECURITIES

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the 1933 Act are referred to as "private placements" or "restricted securities" and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.

The Securities and Exchange Commission (the "SEC") has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Advisor anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

A Fund Sub-Advisor will monitor the liquidity of Rule 144A securities in each Fund's portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Fund Sub-Advisor will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Each Fund (except the Utility Fund) may not invest more than 15% of its net assets in securities which are illiquid or otherwise not readily marketable. The Utility Fund may not invest more than 10% of its net assets in securities which are illiquid or otherwise not readily marketable. The Trustees of the Trust have adopted a policy that the International Equity Fund may not invest in illiquid securities other than Rule 144A securities. If a security becomes illiquid after purchase by the Fund, the Fund will normally sell the security unless it would not be in the best interests of shareholders to do so.

A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Funds' limit on illiquid securities. The Board of Trustees of the Trust, with advice and information from the respective Fund Sub-Advisor, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from such Fund Sub-Advisor, the Board of Trustees of the Trust will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund's illiquidity could be increased and the Fund could be adversely affected.

The Aggressive Growth Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Fund Sub-Advisor believes that Section 4(2) commercial paper and possibly certain other restricted securities which meet the criteria for liquidity established by the Trustees are quite liquid. The Fund intends therefore, to treat the restricted securities which meet the criteria for liquidity established by the Trustees, including Section 4(2) commercial paper, as determined by the Sub-Advisor, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Fund does not intend to subject such paper to the limitation applicable to restricted securities.

No Fund will invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).

FOREIGN SECURITIES

Investing in securities issued by foreign companies and governments involves considerations and potential risks not typically associated with investing in obligations issued by the U.S. Government and domestic corporations. Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies. The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations. Costs are also incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Each of the Utility Fund, the Growth/Value Fund and the Aggressive Growth Fund may invest up to 10% of its total assets at the time of purchase in the securities of foreign issuers. The Utility Fund may also invest in non-U.S. dollar-denominated securities principally traded in financial markets outside the United States. The Emerging Growth Fund may invest up to 20% of its total assets in securities of foreign issuers.

EMERGING MARKET COUNTRIES. Emerging Market Countries are countries other than Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Holland, Italy, Japan, Luxembourg, New Zealand, Norway, Spain, Sweden, Switzerland, the United Kingdom and the United States). When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) has its principal trading market for its stock in an emerging market country, or (ii) derives at least 50% of its revenues or profits from corporations within emerging market countries or has at least 50% of its assets located in emerging market countries.

The Emerging Growth Fund may invest up to 10% of its total assets in Emerging Market Countries and the International Equity Fund may invest up to 40% of its total assets in Emerging Market Countries.

Investments in securities of issuers based in underdeveloped countries entail all of the risks of investing in foreign issuers outlined in this section to a heightened degree. These heightened risks include: (i) expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the market for such securities and a low or nonexistent volume of trading, resulting in a lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities including restrictions on investing in issuers in industries deemed sensitive to relevant national interests; and (iv) in the case of Eastern Europe, the absence of developed capital markets and legal structures governing private or foreign investment and private property and the possibility that recent favorable economic and political developments could be slowed or reversed by unanticipated events.

SPECIAL CONSIDERATIONS CONCERNING EASTERN EUROPE. Investments in companies domiciled in Eastern European countries may be subject to potentially greater risks than those of other foreign issuers. These risks include: (i) potentially less social, political and economic stability; (ii) the small current size of the markets for such securities and the low volume of trading, which result in less liquidity and in greater price volatility; (iii) certain national policies which may restrict the Funds' investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
(iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain Eastern European countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe may be slowed or reversed by unanticipated political or social events in such countries, or in the Commonwealth of Independent States (formerly the Union of Soviet Socialist Republics).

So long as the Communist Party continues to exercise a significant or, in some cases, dominant role in Eastern European countries, investments in such countries will involve risks of nationalization, expropriation and confiscatory taxation. The Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there may be no assurance that such expropriation will not occur in the future. In the event of such expropriation, a Fund could lose a substantial portion of any investments it has made in the affected countries. Further, no accounting standards exist in Eastern European countries. Finally, even though certain Eastern European currencies may be convertible into U.S. dollars, the conversion rates may be artificial in relation to the actual market values and may be adverse to the interests of a Fund's shareholders.

CURRENCY EXCHANGE RATES. A Fund's share value may change significantly when the currencies, other than the U.S. dollar, in which the Fund's investments are denominated strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

ADRS, EDRS AND CDRS. ADRs are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts ("EDRs"), which are sometimes referred to as Continental Depositary Receipts ("CDRs"), may also be purchased by the Funds. EDRs and CDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depository may not provide the same shareholder information that a sponsored depository is required to provide under its contractual arrangements with the issuer of the underlying foreign securities.

OPTIONS

A Fund may write (sell), to a limited extent, only covered call and put options ("covered options") in an attempt to increase income. However, the Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the "exercise price") by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission ("net premium"), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a "closing purchase transaction." Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund's Statement of Assets and Liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated. If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received. The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will "cover" its obligation by segregating the underlying security on the books of the Fund's custodian or by placing liquid securities in a segregated account at the Fund's custodian. When a Fund writes a put option, it will "cover" its obligation by placing liquid securities in a segregated account at the Fund's custodian.

A Fund may purchase call and put options on any securities in which it may invest. The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund's portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Fund's portfolio securities. Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

The Funds have adopted certain other nonfundamental policies concerning option transactions which are discussed below. A Fund's activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company.

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets. It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

PURCHASING OPTIONS ON U.S. GOVERNMENT SECURITIES. The Utility Fund may purchase put options on U.S. Government securities to protect against a risk that an anticipated rise in interest rates would result in a decline in the value of the Fund's portfolio securities. The Fund may purchase call options on U.S. Government securities as a means of obtaining temporary exposure to market appreciation when the Fund is not fully invested.

A put option is a short-term contract (having a duration of nine months or less) which gives the purchaser of the option, in return for a premium, the right to sell the underlying security at a specified price during the term of the option. A call option is a short-term contract which gives the purchaser of the call option, in return for a premium, the right to buy the underlying security at a specified price during the term of the option. The purchase of put and call options on U.S. Government securities is analogous to the purchase of puts and calls on stocks. The Fund will purchase options on U.S. Treasury Bonds, Notes and Bills only.

There are special considerations applicable to options on U.S. Treasury Bonds and Notes. Because trading interest in options written on U.S. Treasury Bonds and Notes tends to center on the most recently auctioned issues, the Exchanges will not continue indefinitely to introduce options with new expirations to replace expiring options on particular issues. Instead, the expirations introduced at the commencement of options trading on a particular issue will be allowed to run their course with the possible addition of a limited number of new expirations as the original ones expire. Options trading on each issue of U.S. Treasury Bonds and Notes will thus be phased out as new options are listed on more recent issues, and options representing a full range of expirations will not ordinarily be available for every issue on which options are traded.

To terminate its rights with respect to put and call options which it has purchased, the Fund may sell an option of the same series in a "closing sale transaction." A profit or loss will be realized depending on whether the sale price of the option plus transaction costs is more or less than the cost to the Fund of establishing the position. If an option purchased by the Fund is not exercised or sold, it will become worthless after its expiration date and the Fund will experience a loss in the form of the premium and transaction costs paid in establishing the option position.

The option positions may be closed out only on an exchange which provides a secondary market for options of the same series, and there is no assurance that a liquid secondary market will exist for any particular option. The option activities of the Fund may affect its turnover rate and the amount of brokerage commissions paid by the Fund. The Fund pays a brokerage commission each time it buys or sells a security in connection with the exercise of an option. Such commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options. At present, approximately ten broker-dealers, including several of the largest primary dealers in U.S. Government securities, make these markets. The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. To reduce this risk, a Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration. The Fund Sub-Advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general supervision of the Board of Trustees.

OPTIONS ON STOCKS. Each Fund which invests in equity securities may write or purchase options on stocks. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying stock at the exercise price at any time during the option period. Similarly, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy the underlying stock at the exercise price at any time during the option period. A covered call option with respect to which a Fund owns the underlying stock sold by the Fund exposes the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying stock or to possible continued holding of a stock which might otherwise have been sold to protect against depreciation in the market price of the stock. A covered put option sold by a Fund exposes the Fund during the term of the option to a decline in price of the underlying stock.

To close out a position when writing covered options, a Fund may make a "closing purchase transaction" which involves purchasing an option on the same stock with the same exercise price and expiration date as the option which it has previously written on the stock. The Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a "closing sale transaction" which involves liquidating the Fund's position by selling the option previously purchased.

The Utility Fund may write covered call options if, immediately thereafter, not more than 30% of its net assets would be committed to such transactions. The Aggressive Growth Fund may write covered call options if, immediately thereafter, not more than 25% of its net assets would be committed to such transactions. As long as the Securities and Exchange Commission continues to take the position that unlisted options are illiquid securities, the Utility Fund will not commit more than 10% of its net assets and the Aggressive Growth Fund will not commit more than 15% of its net assets to unlisted covered call transactions and other illiquid securities.

OPTIONS ON SECURITIES INDEXES. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Such options will be used for the purposes described above under "Options on Securities" or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although the Fund generally will only purchase or write such an option if the Fund Sub-Advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted. The Fund will not purchase such options unless the Advisor and the respective Fund Sub-Advisor each believe the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund's portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge. Because options on securities indexes require settlement in cash, the Fund Sub-Advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund's custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash "exercise settlement amount" equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by
(b) a fixed "index multiplier." Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.

The writer of the option is obligated, in return for the premium received, to make delivery of this amount. The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security. Accordingly, successful use by a Fund of options on security indexes will be subject to the Fund Sub-Advisor's ability to predict correctly movement in the direction of that securities market generally or of a particular industry. This requires different skills and techniques than predicting changes in the price of individual securities.

RELATED INVESTMENT POLICIES. A Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges. A securities index fluctuates with changes in the market values of the securities included in the index.

To the extent permitted by U.S. federal or state securities laws, the International Equity Fund may invest in options on foreign stock indexes in lieu of direct investment in foreign securities. The Fund may also use foreign stock index options for hedging purposes.

PURCHASING OPTIONS ON INTEREST RATE FUTURES CONTRACTS. The Utility Fund may purchase put and call options on interest rate futures contracts. The purchase of put options on interest rate futures contracts hedges the Fund's portfolio against the risk of rising interest rates. The purchase of call options on futures contracts is a means of obtaining temporary exposure to market appreciation at limited risk and is a hedge against a market advance when the Fund is not fully invested. Assuming that any decline in the securities being hedged is accompanied by a rise in interest rates, the purchase of options on the futures contracts may generate gains which can partially offset any decline in the value of the Fund's portfolio securities which have been hedged. However, if after the Fund purchases an option on a futures contract, the value of the securities being hedged moves in the opposite direction from that contemplated, the Fund will tend to experience losses in the form of premiums on such options which would partially offset gains the Fund would have.

An interest rate futures contract is a contract to buy or sell specified debt securities at a future time for a fixed price. The Fund may purchase put and call options on interest rate futures which are traded on a national exchange or board of trade and sell such options to terminate an existing position. The Fund may not enter into interest rate futures contracts. Options on interest rate futures are similar to options on stocks except that an option on an interest rate future gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell stock, at a specified exercise price at any time during the period of the option.

As with options on stocks, the holder of an option on an interest rate futures contract may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected. In addition to the risks which apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. The ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. Compared to the use of interest rate futures, the purchase of options on interest rate futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options, plus transaction costs.

OPTIONS ON FOREIGN CURRENCIES. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes. For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of Options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

Certain Funds intend to write covered call options on foreign currencies. A call option written on a foreign currency by a Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the Exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

Certain Funds also intend to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

RELATED INVESTMENT POLICIES. Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency. As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Fund's position, it may not forfeit the entire amount of the premium plus related transaction costs. In addition, the Fund may purchase call options on currency when the Fund Sub-Advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time. If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire. Similarly, if the Fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency. The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks which may not be present in the case of exchange-traded currency options. The Fund's ability to terminate over-the-counter options ("OTC Options") will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

FORWARD CURRENCY CONTRACTS. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund's securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Since consideration of the prospect for currency parities will be incorporated into a Fund Sub-Advisor's long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the Fund Sub-Advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when they determine that the transactions would be in a Fund's best interest. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts. In such event the Fund's ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund's foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to a Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying a Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

BORROWING AND LENDING

BORROWING. The Funds may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law, for temporary or emergency purposes and to meet redemptions and may pledge their assets to secure such borrowings. The Investment Company Act of 1940 requires the Funds to maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Funds would be required to reduce their borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. To reduce their borrowings, the Funds might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Funds may have less net investment income during periods when its borrowings are substantial. The interest paid by the Funds on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

A Fund may be permitted to borrow for the purposes of leveraging. Borrowing for investment increases both investment opportunity and investment risk. Such borrowings in no way affect the federal tax status of the Fund or its dividends. If the investment income on securities purchased with borrowed money exceeds the interest paid on the borrowing, the net asset value of the

Fund's shares will rise faster than would otherwise be the case. On the other hand, if the investment income fails to cover the Fund's costs, including the interest on borrowings or if there are losses, the net asset value of such Fund's shares will decrease faster than would otherwise be the case. This is the speculative factor known as leverage

LENDING. By lending its securities, a Fund can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term securities or obtaining yield in the form of interest paid by the borrower when U.S. Government obligations are used as collateral. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. Each Fund will adhere to the following conditions whenever its securities are loaned: (i) the Fund must receive at least 100 percent cash collateral or equivalent securities from the borrower; (ii) the borrower must increase this collateral whenever the market value of the securities including accrued interest rises above the level of the collateral; (iii) the Fund must be able to terminate the loan at any time; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (v) the Fund may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower; provided, however, that if a material event adversely affecting the investment occurs, the Board of Trustees must terminate the loan and regain the right to vote the securities.

It is the present intention of the Equity Fund and the Utility Fund to limit the amount of loans of portfolio securities to no more than 25% of a Fund's net assets.

OTHER INVESTMENT POLICIES

SWAP AGREEMENTS. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate "caps," "floors" and "collars."

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the "notional principal amount") in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund's performance. Swap agreements involve risks depending upon the other party's creditworthiness and ability to perform, as judged by the Fund Sub-Advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of a Fund's other illiquid securities, to 15% of that Fund's net assets.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES. To secure prices deemed advantageous at a particular time, a Fund may purchase securities on a when-issued or delayed-delivery basis, in which case delivery of the securities occurs beyond the normal settlement period; payment for or delivery of the securities would be made prior to the reciprocal delivery or payment by the other party to the transaction. A Fund will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities and not for the purpose of leverage. When-issued securities purchased by a Fund may include securities purchased on a "when, as and if issued" basis under which the issuance of the securities depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring.

Securities purchased on a when-issued or delayed-delivery basis may expose a Fund to risk because the securities may experience fluctuations in value prior to their actual delivery. The Fund does not accrue income with respect to a when-issued or delayed-delivery security prior to its stated delivery date. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

REPURCHASE AGREEMENTS. Under the terms of a typical repurchase agreement, a Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. A Fund may enter into repurchase agreements with respect to U.S. Government securities with member banks of the Federal Reserve System and certain non-bank dealers approved by the Board of Trustees. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. The Fund Sub-Advisor, acting under the supervision of the Advisor and the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Fund enters into repurchase agreements. In entering into a repurchase agreement, a Fund bears a risk of loss in the event that the other party to the transaction defaults on its obligations and the Fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement. Repurchase agreements are considered to be collateralized loans under the Investment Company Act of 1940, as amended (the "1940 Act").

REVERSE REPURCHASE AGREEMENTS AND FORWARD ROLL TRANSACTIONS. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial institutions such as banks and broker-dealers and to repurchase them at a mutually agreed date and price. Forward roll transactions are equivalent to reverse repurchase agreements but involve mortgage-backed securities and involve a repurchase of a substantially similar security. At the time the Fund enters into a reverse repurchase agreement or forward roll transaction it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest. Reverse repurchase agreements and forward roll transactions involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. Reverse repurchase agreements and forward roll transactions are considered to be borrowings by a Fund for purposes of the limitations described in "Investment Restrictions" below.

TEMPORARY INVESTMENTS. For temporary defensive purposes during periods when the Fund Sub-Advisor of a Fund believes, in consultation with the Advisor, that pursuing the Fund's basic investment strategy may be inconsistent with the best interests of its shareholders, a Fund may invest its assets without limit in the following money market instruments: securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit, master notes, time deposits and bankers' acceptances issued by banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper.

In addition, for the same purposes, the Sub-Advisor of the International Equity Fund may invest without limit in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated in the top two rating categories by a national rating organization or, if unrated, are determined by the Fund Sub-Advisor to be of equivalent quality.

A Fund also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investments in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis.

CONVERTIBLE SECURITIES. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock.

ASSET COVERAGE. To assure that a Fund's use of futures and related options, as well as when-issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by establishing a segregated account with the Trust's custodian containing liquid securities in an amount at all times equal to or exceeding the Fund's commitment with respect to these instruments or contracts.

WARRANTS AND RIGHTS. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. A Fund may purchase warrants and rights, provided that no Fund presently intends to invest more than 5% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.

SHORT-TERM  TRADING.  The Aggressive  Growth Fund may engage in the technique of short-term trading. Such trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of the Aggressive Growth Fund in order to take advantage of what the Adviser believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Aggressive Growth Fund and its transaction costs.

VARIABLE AND FLOATING RATE SECURITIES. The Growth/Value Fund and the Aggressive Growth Fund may acquire variable and floating rate securities, subject to each Fund's investment objective, policies and restrictions. A variable rate security is one whose terms provide for the readjustment of its interest rate on set dates and which, upon such readjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate security is one whose terms provide for the readjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value.

DERIVATIVES. A Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or "derived" from, a traditional security, asset, or market index. Some "derivatives" such as certain mortgage-related and other asset-backed securities are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument's price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances, lead to significant losses. A Fund Sub-Advisor will use derivatives only in circumstances where the

Fund Sub-Advisor believes they offer the most economic means of improving the risk/reward profile of the Fund. Derivatives will not be used to increase portfolio risk above the level that could be achieved using only traditional investment securities or to acquire exposure to changes in the value of assets or indexes that by themselves would not be purchased for the Fund. The use of derivatives for non-hedging purposes may be considered speculative.

RATING SERVICES

The ratings of nationally recognized statistical rating organizations represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, each Fund Sub-Advisor also makes its own evaluation of these securities, subject to review by the Board of Trustees of the Trust. After purchase by a Fund, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event would require a Fund to eliminate the obligation from its portfolio, but a Fund Sub-Advisor will consider such an event in its determination of whether a Fund should continue to hold the obligation. A description of the ratings used herein and in the Funds' Prospectus is set forth in the Appendix to this Statement of Additional Information.

INVESTMENT RESTRICTIONS
-----------------------

The following investment restrictions are "fundamental policies" of each Fund and may not be changed with respect to a Fund without the approval of a "majority of the outstanding voting securities" of the Fund. "Majority of the outstanding voting securities" under the 1940 Act, and as used in this Statement of Additional Information and the Prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

THE LIMITATIONS APPLICABLE TO THE INTERNATIONAL EQUITY FUND, THE VALUE PLUS FUND AND THE ENHANCED 30 FUND ARE:

     1. BORROWING MONEY. The Funds will not borrow money or mortgage or hypothecate assets of the Fund, except that in an amount not to exceed 1/3 of the current value of the Fund's net assets, it may borrow money (including through reverse repurchase agreements, forward roll transactions involving mortgage-backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute; for additional related restrictions, see clause (i) under the caption "Additional Restrictions" below;

     2. UNDERWRITING SECURITIES. The Funds will not underwrite securities issued by other persons except insofar as the Funds may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

     3. LOANS. The Funds will not make loans to other persons except: (a) through the lending of the Fund's portfolio securities and provided that any such loans do not exceed 30% of the Fund's total assets (taken at market value);
(b) through the use of repurchase agreements or the purchase of short-term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

     4. REAL ESTATE, MINERAL LEASES AND COMMODITIES. The Funds will not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Fund may hold and sell, for the Fund's portfolio, real estate acquired as a result of the Fund's ownership of securities);

     5. CONCENTRATION OF INVESTMENTS. Each Fund will not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of a Fund's investment objective(s), up to 25% of its total assets may be invested in any one industry;

     6. SENIOR SECURITIES. A Fund will not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

     7. AMOUNTS INVESTED IN ONE ISSUER. With respect to 75% of its total assets taken at market value, a Fund will not invest in assets other than cash and cash items (including receivables), U.S. Government securities, securities of other investment companies and other securities for purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

THE LIMITATIONS APPLICABLE TO THE EMERGING GROWTH FUND ARE:

     1. BORROWING MONEY. The Fund may not engage in borrowing except as permitted by the Investment Company Act of 1940 and the rules and regulations promulgated under the Act.

     2. UNDERWRITING SECURITIES. The Fund may not underwrite securities issued by other persons, except to the extent that , in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws.

     3. LOANS. The Fund may not make loans to other persons except as otherwise permitted under the Fund's operating policy.

     4. REAL ESTATE. The Fund may not purchase or sell real estate except as otherwise permitted under the Fund's operating policy.

     5. COMMODITIES. The Fund will not purchase or sell physical commodities except as otherwise permitted under the Fund's operating policy.

     6. CONCENTRATION OF INVESTMENTS. The Fund will not purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

     7. SENIOR SECURITIES. The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940 and the rules and regulations promulgated under the Act.

ADDITIONAL RESTRICTIONS. Each of the Emerging Growth Fund, the International Equity Fund, the Value Plus Fund and the Enhanced 30 Fund (or the Trust, on behalf of each Fund) have adopted the following additional restrictions as a matter of "operating policy." These restrictions are changeable by the Board of Trustees without a shareholder vote, except that no operating policy or investment restriction shall prevent a Fund from investing all of its assets in an open-end investment company with substantially the same investment objectives):

     1. BORROWING MONEY. A Fund will not borrow money (including through reverse repurchase agreements or forward roll transactions involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%;

     2. PLEDGING. A Fund will not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund's total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

     3. MARGIN PURCHASES. A Fund will not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

     4. SELLING SECURITIES. A Fund will not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

     5. INVESTING FOR CONTROL. A Fund will not invest for the purpose of exercising control or management;

     6. SECURITIES OF OTHER INVESTMENT COMPANIES. A Fund will not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for a Fund if such purchase at the time thereof would cause:
(a) more than 10% of the Fund's total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund's total assets (taken at the greater of cost or market value) to be invested in any one investment company; or (c) more than 3% of the outstanding voting securities of any such issuer to be held for the Fund; provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

     7. ILLIQUID SECURITIES. A Fund will not invest more than 15% of the Fund's net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid by the Board of Trustees; and
(b) commercial paper that is sold under section 4(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two nationally recognized statistical rating organizations and the Fund's Board of Trustees has determined the commercial paper to be liquid; or (ii) is rated in one of the two highest categories by one nationally recognized statistical rating agency and the Fund's Board of Trustees has determined that the commercial paper is equivalent quality and is liquid;

     8. RESTRICTED SECURITIES. A Fund will not invest more than 10% of its total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than Rule 44A Securities deemed liquid by the Fund's Board of Trustees);

     9. SECURITIES OF ONE ISSUER. A Fund will not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

     10. SHORT SALES. A Fund will not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund's net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time (the Funds have no current intention to engage in short selling);

     11. PURCHASE OF PUTS AND CALLS. A Fund will not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund's aggregate investment in such classes of securities will exceed 5% of its total assets;

     12. WRITING OF PUTS AND CALLS. A Fund will not write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund's net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund's obligation to deliver securities pursuant to the call it has sold; and
(d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written); and

     13. PUTS AND CALLS ON FUTURES. A Fund will not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund's total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund's total assets.

     THE LIMITATIONS APPLICABLE TO THE UTILITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets. The Fund also will not make any borrowing which would cause its outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. The Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credits as are necessary for the clearance of transactions or to the extent necessary to engage in transactions described in the Statement of Additional Information which involve margin purchases).

     4.   SHORT SALES. The Fund will not make short sales of securities.

     5. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in the Statement of Additional Information.

     6. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     7. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     8. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 10% of the value of the net assets of the Fund would be invested in such securities.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except that the Fund may purchase (a) securities of companies (other than limited partnerships) which deal in real estate or (b) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. AMOUNT INVESTED IN ONE ISSUER. The Fund will not invest more than 5% of its total assets in the securities of any issuer; provided, however, that there is no limitation with respect to investments and obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     14. VOTING SECURITIES OF ANY ISSUER. The Fund will not purchase 5% or more of the outstanding voting securities of any electric or gas utility company (as defined in the Public Utility Holding Company Act of 1935), or purchase more than 10% of the outstanding voting securities of any other issuer.

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. INDUSTRY CONCENTRATION. Under normal market conditions, the Fund will invest more than 25% of its total assets in the public utilities industry. The Fund will not invest more than 25% of its total assets in any particular industry except the public utilities industry. For purposes of this limitation, the public utilities industry includes companies that produce or supply electric power, natural gas, water, sanitary services, telecommunications and other communications services (but not radio or television broadcasters) for public use or consumption.

     17. SENIOR SECURITIES. The Fund will not issue or sell any senior security as defined by the Investment Company Act of 1940 except insofar as any borrowing that the Fund may engage in may be deemed to be an issuance of a senior security.

     THE LIMITATIONS APPLICABLE TO THE EQUITY FUND ARE:

     1. BORROWING MONEY. The Fund will not borrow money, except (a) as a temporary measure for extraordinary or emergency purposes and then only in amounts not in excess of 10% of the value of its total assets. While the Fund's borrowings are in excess of 5% of its total assets, the Fund will not purchase any additional portfolio securities. The Fund will not pledge, mortgage or hypothecate its assets except in connection with borrowings described in this investment limitation.

     2. MARGIN PURCHASES. The Fund will not purchase any securities on "margin" (except such short-term credit as are necessary for the clearance of transactions).

     3.   SHORT SALES. The Fund will not make short sales of securities.

     4. OPTIONS. The Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures.

     5. MINERAL LEASES. The Fund will not purchase oil, gas or other mineral leases or exploration or development programs.

     6. UNDERWRITING. The Fund will not act as underwriter of securities issued by other persons, either directly or through a majority owned subsidiary. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

     7. ILLIQUID INVESTMENTS. The Fund will not purchase securities which cannot be readily resold to the public because of legal or contractual restrictions on resale or for which no readily available market exists or engage in a repurchase agreement maturing in more than seven days if, as a result thereof, more than 15% of the value of the Fund's net assets would be invested in such securities.

     8. CONCENTRATION. The Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     9. REAL ESTATE. The Fund will not purchase, hold or deal in real estate, including real estate limited partnerships.

     10. LOANS. The Fund will not make loans to other persons, except (a) by loaning portfolio securities if the borrower agrees to maintain collateral marked to market daily in an amount at least equal to the market value of the loaned securities, or (b) by engaging in repurchase agreements. For purposes of this limitation, the term "loans" shall not include the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public.

     11. INVESTING FOR CONTROL. The Fund will not invest in companies for the purpose of exercising control.

     12. OTHER INVESTMENT COMPANIES. The Fund will not invest more than 10% of its total assets in securities of other investment companies. The Fund will not invest more than 5% of its total assets in the securities of any single investment company.

     13. SECURITIES OF ONE ISSUER. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause more than 5% of the value of its total assets to be invested in the securities of such issuer (the foregoing limitation does not apply to investments in government securities as defined in the Investment Company Act of 1940).

     14. SECURITIES OF ONE CLASS. The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause 10% of any class of securities of such issuer to be held by the Fund, or acquire more than 10% of the outstanding voting securities of such issuer. (All outstanding bonds and other evidences of indebtedness shall be deemed to be a single class of securities of the issuer).

     15. SECURITIES OWNED BY AFFILIATES. The Fund will not purchase or retain the securities of any issuers if those officers and Trustees of the Trust or officers, directors, or partners of its Adviser, owning individually more than one-half of 1% of the securities of such issuer, own in the aggregate more than 5% of the securities of such issuer.

     16. SENIOR SECURITIES. The Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving forward foreign currency exchange contracts, options, futures contracts, short sales and other similar permitted investments and techniques.

     THE LIMITATIONS APPLICABLE TO THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE:

     1. BORROWING MONEY. Each Fund will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that, when made, such temporary borrowings are in an amount not exceeding 5% of the Growth/Value Fund's total assets. Each Fund also will not make any borrowing which would cause outstanding borrowings to exceed one-third of the value of its total assets.

     2. PLEDGING. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any security owned or held by the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Each Fund will not mortgage, pledge or hypothecate more than one-third of its assets in connection with borrowings.

     3. OPTIONS. Each Fund will not purchase or sell puts, calls, options, straddles, commodities or commodities futures except as described in this Statement of Additional Information.

     4. MINERAL LEASES. Each Fund will not purchase oil, gas or other mineral leases, rights or royalty contracts.

     5. UNDERWRITING. Each Fund will not act as underwriters of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of its portfolio securities, a Fund may be deemed an underwriter under certain federal securities laws.

     6. CONCENTRATION. Each Fund will not invest more than 25% of its total assets in the securities of issuers in any particular industry; provided, however, that there is no limitation with respect to investments in obligations issued or guaranteed by the United States Government or its agencies or instrumentalities or repurchase agreements with respect thereto.

     7. COMMODITIES. Each Fund will not purchase, hold or deal in commodities and will not invest in oil, gas or other mineral explorative or development programs.

     8. REAL ESTATE. Each Fund will not purchase, hold or deal in real estate or real estate mortgage loans, except it may purchase (a) U.S. Government obligations, (b) securities of companies which deal in real estate, or (c) securities which are secured by interests in real estate or by interests in mortgage loans including securities secured by mortgage-backed securities.

     9. LOANS. Each Fund will not make loans to other persons if, as a result, more than one-third of the value of its total assets would be subject to such loans. This limitation does not apply to (a) the purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue for the public or (b) entry into repurchase agreements.

     10. INVESTING FOR CONTROL. Each Fund will not invest in companies for the purpose of exercising control.

     11. SENIOR SECURITIES. Each Fund will not issue or sell any senior security. This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemptions of securities, or to arrangements with respect to transactions involving options, futures contracts and other similar permitted investments and techniques.

     THE FOLLOWING INVESTMENT LIMITATIONS FOR THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND ARE NONFUNDAMENTAL AND MAY BE CHANGED WITHOUT SHAREHOLDER
APPROVAL:

     1. ILLIQUID INVESTMENTS. Each Fund will not purchase securities for which there are legal or contractual restrictions on resale or for which no readily available market exists (or engage in a repurchase agreement maturing in more than seven days) if, as a result thereof, more than 15% of the value of a Fund's net assets would be invested in such securities.

     2. MARGIN PURCHASES. Each Fund will not purchase securities or evidences of interest thereon on "margin." This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities or to the extent necessary to engage in transactions described in the Prospectus and Statement of Additional Information which involve margin purchases.

     3.   SHORT SALES. Each Fund will not make short sales of securities.

     4. OTHER INVESTMENT COMPANIES. Each Fund will not invest more than 5% of its total assets in the securities of any investment company and will not invest more than 10% of the value of its total assets in securities of other investment companies.

     With respect to the percentages adopted by the Trust as maximum limitations on the Funds' investment policies and restrictions, an excess above the fixed percentage (except for the percentage limitations relative to the borrowing of money or investing in illiquid securities) will not be a violation of the policy or restriction unless the excess results immediately and directly from the acquisition of any security or the action taken.

     The Utility Fund will limit its investments so that it will not be a public utility holding company or acquire public utility company securities in violation of the Public Utility Holding Company Act of 1935.

TRUSTEES AND OFFICERS
---------------------

The following is a list of the Trustees and executive officers of the Trust, their compensation from the Trust and their aggregate compensation from the Touchstone Family of Funds for the fiscal year ended March 31, 2000. Mr. Brewster received no compensation because he did not serve on the Board during the fiscal year ended March 31, 2000.

Each Trustee who is an "interested person" of the Trust, as defined by the Investment Company Act of 1940, is indicated by an asterisk.

                                                                    AGGREGATE
                                                                    COMPENSATION
                                                    COMPENSATION    FROM THE
                               POSITION             FROM            TOUCHSTONE
NAME                           HELD                 TRUST           COMPLEX(1)
--------------------           --------             ------------    ------------
 J. Leland Brewster            Trustee              $          0    $          0
 William O. Coleman            Trustee                     2,500          16,192
 Phillip R. Cox                Trustee                     2,500          19,500
 H. Jerome Lerner              Trustee                     5,500          16,500
*Jill T. McGruder              President/Trustee               0               0
*Robert H. Leshner             Trustee                         0               0
 Oscar P. Robertson            Trustee                     6,000          18,000
 Nelson Schwab, Jr             Trustee                     2,500          16,192
 Robert E. Stautberg           Trustee                     2,500          19,500
 Maryellen Peretzky            Vice President                  0               0
 Tina D. Hosking               Secretary                       0               0
 Scott A. Englehart            Treasurer                       0               0
 Terrie A. Wiedenheft          Controller                      0               0

(1) The Touchstone complex of funds consists of eight series of the Trust, six series of Touchstone Tax-Free Trust, six series of Touchstone Investment Trust and fourteen variable annuity series of Touchstone Variable Series Trust. Each Trustee is also a Trustee of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

* Ms. McGruder, as President and a director of Touchstone Advisors, Inc., the Trust's investment advisor, Touchstone Securities, Inc., the Trust's distributor, and a director of Integrated Fund Services, Inc., the Trust's transfer agent and Mr. Leshner, as the Managing Director of Fort Washington Investment Advisors, Inc., a Fund Sub-Advisor, are each an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act of 1940.

Messrs.  Lerner,  Schwab and Stautberg are members of the Audit  Committee.  The
Audit Committee is responsible for overseeing the Trust's accounting and financial reporting policies, practices and internal controls.

Messrs. Coleman, Cox and Robertson are members of the Valuation Committee. The Valuation Committee is responsible for overseeing procedures for valuing securities held by the Trust and responding to any pricing issues which may arise.

Messrs. Coleman, Cox, Schwab and Stautberg are members of the Nominating Committee. The Nominating Committee is responsible for selecting candidates to serve on the Board and its operating committees.

The principal occupations of the Trustees and executive officers of the Trust during the past five years are set forth below:

     J. LELAND BREWSTER II, Age 72, 201 East Fifth Street, Cincinnati, Ohio, is a retired Senior Partner of Frost Brown Todd LLP (a law firm).

     WILLIAM O. COLEMAN, Age 71, 2 Noel Lane, Cincinnati, Ohio is a retired General Sales Manager and Vice President of The Procter & Gamble Company and a trustee of The Procter & Gamble Profit Sharing Plan and The Procter & Gamble Employee Stock Ownership Plan. He is a director of LCA Vision (a laser vision correction institute).

     PHILLIP  R.  COX,  Age 52,  105 East  Fourth  Street,  Cincinnati,  Ohio is
President and Chief Executive Officer of Cox Financial Corp. (a financial services company). He is a director of the Federal Reserve Bank of Cleveland, Cincinnati Bell Inc. and Cinergy Corporation.

     H. JEROME LERNER, Age 61, 7149 Knoll Road, Cincinnati, Ohio is a principal of HJL Enterprises and is Chairman of Crane Electronics, Inc. (a manufacturer of electronic connectors). He is also a director of Slush Puppy Inc. (a manufacturer of frozen beverages) and Peerless Manufacturing (a manufacturer of bakery equipment).

     ROBERT H. LESHNER, Age 60, 311 Pike Street, Cincinnati, Ohio is Managing Director of Fort Washington Investment Advisors, Inc. Until 1999, he was President and a director of Fort Washington Brokerage Services, Inc. (a registered broker-dealer), Integrated Fund Services, Inc. (a registered transfer agent) and IFS Fund Distributors, Inc. (a registered broker-dealer).

     JILL T. McGRUDER, Age 45, 221 East Fourth Street, Cincinnati, Ohio is President, Chief Executive Officer and a director of IFS Financial Services, Inc. (a holding company), Touchstone Advisors, Inc. (the investment advisor to the Trust) and Touchstone Securities, Inc. (the principal underwriter of the Trust). She is a Senior Vice President of The Western-Southern Life Insurance Company and a director of Capital Analysts Incorporated (a registered investment adviser and broker-dealer), Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. She is also President and a director of Fort Washington Brokerage Services, Inc., IFS Agency Services,

Inc. (insurance agency) and IFS Insurance Agency, Inc. Until December 1996, she was National Marketing Director of Metropolitan Life Insurance Co. From 1991 until 1996, she was Vice President of Touchstone Advisors, Inc. and IFS Financial Services, Inc.

     OSCAR P. ROBERTSON, Age 61, 4293 Muhlhauser Road, Fairfield, Ohio is President of Orchem Corp., a chemical specialties distributor, and Orpack Stone Corporation, a corrugated box manufacturer.

     NELSON SCHWAB, JR., Age 82, 511 Walnut Street, Cincinnati, Ohio is Senior Counsel of Graydon, Head & Ritchey (a law firm). He is a director of Rotex, Inc. (a machine manufacturer), The Ralph J. Stolle Company and Security Rug Cleaning Company.

     ROBERT E. STAUTBERG, Age 65, 4815 Drake Road, Cincinnati, Ohio is a retired partner and director of KPMG Peat Marwick LLP. He is a trustee of Good Samaritan Hospital, Bethesda Hospital and Tri Health.

     MARYELLEN PERETZKY, Age 48, 221 East Fourth Street, Cincinnati, Ohio is Senior Vice President and Secretary of Fort Washington Brokerage Services, Inc., Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. She is Assistant Secretary of Fort Washington Investment Advisors, Inc. and is also Vice President of Touchstone Tax-Free Trust and Touchstone Investment Trust and Touchstone Variable Series Trust.

     TINA D. HOSKING, Age 32, 221 East Fourth Street, Cincinnati, Ohio is Vice President and Associate General Counsel of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. She is also Secretary of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

     SCOTT A. ENGLEHART, Age 38, 221 East Fourth Street, Cincinnati, Ohio is President of Integrated Fund Services, Inc. and IFS Fund Distributors, Inc. From 1998 until 2000, he was a Director, Transfer Agency and Mutual Fund Distribution for Nationwide Advisory Services. From 1990 until 1998, he was Vice President, Client Services for BISYS Fund Services. He is also Treasurer of Touchstone
Tax-Free Trust and Touchstone Investment Trust and Assistant Treasurer of Touchstone Variable Series Trust.

     TERRIE A. WIEDENHEFT, Age 38, 221 East Fourth Street, Cincinnati, Ohio is Senior Vice President, Chief Financial Officer and Treasurer of Integrated Fund Services, Inc., IFS Fund Distributors, Inc. and Fort Washington Brokerage Services, Inc. She is Chief Financial Officer of IFS Financial Services, Inc., Touchstone Advisors, Inc. and Touchstone Securities, Inc. and Assistant Treasurer of Fort Washington Investment Advisors, Inc. She is also Controller of Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

Each Trustee, except for Mr. Leshner and Ms. McGruder, receives a quarterly retainer of $2,500 and a fee of $1,500 for each Board meeting attended. Each Audit Committee member receives a fee of $750 for in-person attendance at each Audit Committee meeting or $250 for attendance by telephone. All fees are split equally among the Trust, Touchstone Tax-Free Trust, Touchstone Investment Trust and Touchstone Variable Series Trust.

THE INVESTMENT ADVISOR AND SUB-ADVISORS
---------------------------------------

THE INVESTMENT ADVISOR. Touchstone Advisors, Inc. (the "Advisor"), is the Funds' investment manager. The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc., which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company. Ms. McGruder may be deemed to be an affiliate of the Advisor because of her position as President and Director of the Advisor. Mr. Leshner may be deemed to be an affiliate of the Advisor because of his position as Managing Director of Fort Washington Investment Advisors, Inc., a Fund Sub-Advisor. Ms. McGruder and Mr. Leshner, by reason of such affiliations may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Under the terms of the investment advisory agreement between the Trust and the Advisor, the Advisor appoints and supervises each Fund Sub-Advisor, reviews and evaluates the performance of the Fund Sub-Advisors and determines whether or not a Fund's Sub-Advisor should be replaced. The Advisor furnishes at its own expense all facilities and personnel necessary in connection with providing these services. Each Fund pays the Advisor a fee computed and accrued daily and paid monthly at an annual rate as shown below:

     Emerging Growth Fund          0.80%

     International Equity Fund     0.95%

     Value Plus Fund               0.75%

     Enhanced 30 Fund              0.65%

     Equity Fund                   0.75% on the first $200 million
     Utility Fund                  0.70% from $200 million to $500 million
                                   0.50% thereafter

     Growth/Value Fund             1.00% on the first $50 million
     Aggressive Growth Fund         .90% from $50 million to 100 million
                                    .80% from $100 million to $200 million
                                    .75% thereafter

Set forth below are the advisory fees incurred by the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for the fiscal periods ended December 31, 2000, 1999 and 1998. The Advisor has contractually agreed to waive fees and reimburse certain expenses, as set forth in the footnote below:

                                   2000          1999          1998
Emerging Growth Fund(1)         $  135,631    $   96,269    $   76,428
International Equity Fund(2)    $  133,774    $  117,039    $  110,226
Value Plus Fund(3)              $  324,524    $  224,988    $  123,531

(1) The Advisor  waived fees and  reimbursed  the Fund  $144,682,  $420,137  and
$43,744  for  the  fiscal  years  ended  December  31,  2000,   1999  and  1998,
respectively.
(2) The Advisor waived fees and reimbursed the Fund $237,196, $545,324 and $126,131 for the fiscal years ended December 31, 2000, 1999 and 1998, respectively.
(3) The Advisor waived fees and reimbursed the Fund $178,939, $609,862 and $48,591 for the fiscal periods ended December 31, 2000, 1999 and 1998, respectively.

Prior to May 1, 2000, Fort Washington Brokerage Services, Inc. (the "Previous Adviser") was the investment advisor and principal underwriter for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. Set forth below are the advisory fees paid by the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund to the Previous Adviser during the fiscal years ended March 31, 2000, 1999 and 1998.

                                2000          1999          1998
Utility Fund(1)              $  331,290    $  326,576    $  303,151
Equity Fund                     489,858       375,212       221,798
Growth/Value Fund               394,150       254,571       160,090
Aggressive Growth Fund(2)       177,191       125,575        85,703

(1) The Previous Adviser voluntarily waived $18,396 of its fees for the fiscal year ended March 31, 2000.
(2) The Previous Adviser voluntarily waived $56,232 of its fees for the fiscal year ended March 31, 2000 and $6,473 of its fees for the fiscal year ended March 31, 1999.

Pursuant to a written contract between the Advisor and the Trust, the Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations of certain Funds as follows: Aggressive Growth Fund - 1.95% for Class A shares, 2.70% for Class C shares; Utility Fund - 1.34% for Class A shares, 2.46% for Class C shares. These expense limitations will remain in effect until at least March 31, 2002.

Pursuant to a Sponsor Agreement between the Advisor and the Trust, the Advisor has been retained to provide certain management and supervisory services to the International Equity Fund, the Emerging Growth Fund, the Value Plus Fund and the Enhanced 30 Fund in exchange for the payment of a sponsor fee by the Funds equal to an annual rate of 0.20% of a Fund's average daily net assets. The Advisor has agreed to waive the sponsor fee and to waive advisory fees and reimburse expenses in order to limit each Fund's annual expenses as follows:

International Equity Fund - 1.60% for Class A shares, 2.35% for Class C shares; Emerging Growth Fund - 1.50% for Class A shares, 2.25% for Class C shares; Value Plus Fund - 1.30% for Class A shares, 2.05% for Class C shares; Enhanced 30 Fund
- 1.00% for Class A shares, 1.75% for Class C shares. The sponsor fee waiver and expense limitations will remain in effect until at least December 31, 2001.

The Funds shall pay the expenses of their operation, including but not limited to (i) charges and expenses for accounting, pricing and appraisal services and related overhead, (ii) the charges and expenses of auditors; (iii) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Funds; (iv) brokers' commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental  agencies;  (vi) fees and  expenses  involved  in  registering  and maintaining  registrations  of the  Funds  with  the  SEC,  state  or  blue  sky securities agencies and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with the SEC;
(vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Trustees of the Trust; and (x) interest on borrowed money, if any. The compensation and expenses of any officer, Trustee or employee of the Trust who are affiliated persons of the Advisor are paid by the Advisor.

By its terms, the Funds' investment advisory agreement will remain in force until May 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The Funds' investment advisory agreement may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of the majority of a Fund's outstanding voting securities, or by the Advisor. The investment advisory agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE SUB-ADVISORS. The Advisor has retained one or more sub-advisors ("the Sub-Advisor") to serve as the discretionary portfolio manager of each Fund. The Sub-Advisor selects the portfolio securities for investment by a Fund, purchases and sells securities of a Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Advisor. The Sub-Advisor receives a fee from the Advisor which is paid monthly at an annual rate of a Fund's average daily net assets as set forth below.

EMERGING GROWTH FUND
     TCW Investment Management Company           0.50%

     Westfield Capital Management Company, Inc.  0.45% on the first $10 million,
                                                 0.40% on the next $40 million,
                                                 0.35%  thereafter
INTERNATIONAL EQUITY FUND
     Credit Suisse Asset Management              0.85% on the first $30 million,
                                                 0.80% on the next $20 million,
                                                 0.70% on the next $20 million,
                                                 0.60% thereafter
VALUE PLUS FUND, UTILITY FUND AND EQUITY FUND
     Fort Washington Investment Advisors, Inc.   0.45%

ENHANCED 30 FUND
     Todd Investment Advisors, Inc.              0.40%

GROWTH/VALUE FUND AND AGGRESSIVE GROWTH FUND
     Mastrapasqua & Associates, Inc.             0.60% on the first $50 million,
                                                 0.50% on the next $50 million,
                                                 0.40% on the next $100 million,
                                                 0.35% thereafter

The services provided by the Sub-Advisors are paid for wholly by the Advisor. The compensation of any officer, director or employee of the Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor.

The employment of each Sub-Advisor will remain in force until May 1, 2002 and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of a Fund's outstanding voting securities; provided that in either event continuance is also approved by a majority of the Trustees who are not interested persons of the Trust, by a vote cast in person at a meeting called for the purpose of voting such approval. The employment of the Sub-Advisor may be terminated at any time, on sixty days' written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of a Fund's outstanding voting securities, by the Advisor, or by the Sub-Advisor. Each Sub-Advisory Agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder.

THE DISTRIBUTOR
---------------

Touchstone Securities, Inc. ("Touchstone") is the principal underwriter of the Trust and, as such, the exclusive agent for distribution of shares of the Funds. Touchstone is an affiliate of the Advisor by reason of common ownership. Touchstone is obligated to sell the shares on a best efforts basis only against purchase orders for the shares. Shares of the Funds are offered to the public on a continuous basis.

Touchstone currently allows concessions to dealers who sell shares of the Funds. Touchstone receives that portion of the sales load which is not reallowed to the dealers who sell shares of a Fund. Touchstone retains the entire sales load on all direct initial investments in a Fund and on all investments in accounts with no designated dealer of record.

For the fiscal year ended December 31, 2000, the aggregate underwriting commissions on sales of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund were $______ of which the Touchstone paid $______ to unaffiliated broker-dealers in the selling network and earned $______ as a broker-dealer in the selling network.

For the fiscal year ended December 31, 1999, the aggregate underwriting commissions on sales of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund were $52,561 of which the Touchstone paid $44,996 to unaffiliated broker-dealers in the selling network and earned $7,595 as a broker-dealer in the selling network.

Prior to May 1, 2000, the Previous Adviser served as the distributor for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. For the fiscal year ended March 31, 2000, the aggregate underwriting commissions on sales of the Trust's shares were $610,423 of which the Previous Adviser paid $518,744 to unaffiliated broker-dealers in the selling network, earned $11,576 as a broker-dealer in the selling network and retained $80,103 in underwriting commissions. For the fiscal year ended March 31, 1999, the aggregate underwriting commissions on sales of the Trust's shares were $90,474 of which the Previous Adviser paid $69,549 to unaffiliated broker-dealers in the selling network, earned $12,602 as a broker-dealer in the selling network and retained $8,323 in underwriting commissions. For the fiscal year ended March 31, 1998, the aggregate underwriting commissions on sales of the Trust's shares were $70,717 of which the Previous Adviser paid $51,599 to unaffiliated broker-dealers in the selling network, earned $12,478 as a broker-dealer in the selling network and retained $6,640 in underwriting commissions.

Touchstone retains the contingent deferred sales load on redemptions of shares of the Funds which are subject to a contingent deferred sales load. For the fiscal year ended March 31, 2000, the Previous Adviser collected $1,493, $261 and $2,100 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund, the Equity Fund and the Growth/Value Fund, respectively. For the fiscal year ended March 31, 1999, the Previous Adviser collected $457 and $693 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended March 31, 1998, the Previous Adviser collected $1,756 and $957 of contingent deferred sales loads on redemptions of Class C shares of the Utility Fund and the Equity Fund, respectively. For the fiscal year ended December 31, 2000, Touchstone collected $___, $___ and $___ of contingent deferred sales loads on redemptions of Class C shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund, respectively. For the fiscal year ended December 31, 1999, Touchstone collected $388, $343 and $265 of contingent deferred sales loads on redemptions of Class C shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund, respectively.

The Funds may compensate dealers, including Touchstone and its affiliates, based on the average balance of all accounts in the Funds for which the dealer is designated as the party responsible for the account. See "Distribution Plans" below.

DISTRIBUTION PLANS

CLASS A SHARES -- The Funds have adopted a plan of distribution (the "Class A Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940 which permits a Fund to pay for expenses incurred in the distribution and promotion of its shares, including but not limited to, the printing of prospectuses, statements of additional information and reports used for sales purposes, advertisements, expenses of preparation and printing of sales literature, promotion, marketing and sales expenses, and other distribution-related expenses, including any distribution fees paid to securities dealers or other firms who have executed a distribution or service agreement with Touchstone. The Class A Plan expressly limits payment of the distribution expenses listed above in any fiscal year to a maximum of .25% of the average daily net assets of Class A shares of a Fund. Unreimbursed expenses will not be carried over from year to year.

For the fiscal year ended March 31, 2000, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund under the Class A Plan were 96,271, $154,689, $49,285 and $43,768, respectively. Amounts were spent as follows:

                                                                              GROWTH/      AGGRESSIVE
                                                  UTILITY        EQUITY        VALUE         GROWTH
                                                    FUND          FUND          FUND          FUND
Printing and mailing of prospectuses
  and reports to prospective shareholders ...    $    5,797    $    7,104    $    9,580    $    5,761
Advertising and promotion ...................           406            13            81             0
Payments to broker-dealers and others
  for the sale or retention of assets .......        90,068       147,572        39,624        38,007
                                                 ----------    ----------    ----------    ----------
                                                 $   96,271    $  154,689    $   49,285    $   43,768

For the fiscal year ended December 31, 2000, the aggregate distribution-related expenditures of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund under the Class A Plan were $_____, $_____ and $_____, respectively.

CLASS B SHARES -- The Funds have also adopted a plan of distribution (the "Class B Plan") with respect to the Class B shares of a Fund. The Class B Plan provides for two categories of payments. First, the Class B Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class B shares, which may be paid to other dealers based on the average value of Class B shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class B shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class B shares, costs of advertising and promotion and any other expenses related to the distribution of the Class B shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class B shares owned by their clients, in addition to the .25% account maintenance fee described above.

CLASS C SHARES -- The Funds have also adopted a plan of distribution (the "Class C Plan") with respect to the Class C shares of a Fund. The Class C Plan provides for two categories of payments. First, the Class C Plan provides for the payment to Touchstone of an account maintenance fee, in an amount equal to an annual rate of .25% of the average daily net assets of the Class C shares, which may be paid to other dealers based on the average value of Class C shares owned by clients of such dealers. In addition, a Fund may pay up to an additional .75% per annum of the daily net assets of the Class C shares for expenses incurred in the distribution and promotion of the shares, including prospectus costs for prospective shareholders, costs of responding to prospective shareholder inquiries, payments to brokers and dealers for selling and assisting in the distribution of Class C shares, costs of advertising and promotion and any other expenses related to the distribution of the Class C shares. Unreimbursed expenditures will not be carried over from year to year. The Funds may make payments to dealers and other persons in an amount up to .75% per annum of the average value of Class C shares owned by their clients, in addition to the .25% account maintenance fee described above.

For the fiscal year ended March 31, 2000, the aggregate distribution-related expenditures of the Utility Fund, the Equity Fund and the Growth/Value Fund under the Class C Plan were $31,097, $34,387 and $10,471, respectively. Amounts were spent as follows:

                                                                        GROWTH/
                                                UTILITY      EQUITY      VALUE
                                                  FUND        FUND        FUND
Printing and mailing of prospectuses
  and reports to prospective shareholders ... $ 500 $ 501 $ 87 Payments to broker-dealers and others
  for the sale or retention of assets .......     30,597      33,886      10,384
                                                --------    --------    --------
                                                $ 31,097    $ 34,387    $ 10,471

For the fiscal year ended December 31, 2000, the aggregate distribution-related expenditures of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund under the Class C Plan were $______, $______ and $_____, respectively.

GENERAL INFORMATION -- Agreements implementing the Plans (the "Implementation Agreements"), including agreements with dealers wherein such dealers agree for a fee to act as agents for the sale of the Funds' shares, are in writing and have been approved by the Board of Trustees. All payments made pursuant to the Plans are made in accordance with written agreements.

The continuance of the Plans and the Implementation Agreements must be specifically approved at least annually by a vote of the Trust's Board of Trustees and by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the Plans or any Implementation Agreement (the "Independent Trustees") at a meeting called for the purpose of voting on such continuance. A Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a

Fund or the applicable class of a Fund. In the event a Plan is terminated in accordance with its terms, the affected Fund (or class) will not be required to make any payments for expenses incurred by Touchstone after the termination date. The Implementation Agreement terminates automatically in the event of its assignment and may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund (or the applicable class) on not more than 60 days' written notice to any other party to the Implementation Agreement. The Plans may not be amended to increase materially the amount to be spent for distribution without shareholder approval. All material amendments to the Plans must be approved by a vote of the Trust's Board of Trustees and by a vote of the Independent Trustees.

In approving the Plans, the Trustees determined, in the exercise of their business judgment and in light of their fiduciary duties as Trustees, that there is a reasonable likelihood that the Plans will benefit the Funds and their shareholders. The Board of Trustees believes that expenditure of the Funds' assets for distribution expenses under the Plans should assist in the growth of the Funds which will benefit each Fund and its shareholders through increased economies of scale, greater investment flexibility, greater portfolio diversification and less chance of disruption of planned investment strategies. The Plans will be renewed only if the Trustees make a similar determination for each subsequent year of the Plans. There can be no assurance that the benefits anticipated from the expenditure of the Funds' assets for distribution will be realized. While the Plans are in effect, all amounts spent by the Funds pursuant to the Plans and the purposes for which such expenditures were made must be reported quarterly to the Board of Trustees for its review. Distribution expenses attributable to the sale of more than one class of shares of a Fund will be allocated at least annually to each class of shares based upon the ratio in which the sales of each class of shares bears to the sales of all the shares of the Fund. In addition, the selection and nomination of those Trustees who are not interested persons of the Trust are committed to the discretion of the Independent Trustees during such period.

Jill T. McGruder and Robert H. Leshner, as interested persons of the Trust, may be deemed to have a financial interest in the operation of the Plans and the Implementation Agreements.

SECURITIES TRANSACTIONS
-----------------------

Decisions to buy and sell securities for the Funds and the placing of the Funds' securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to review by the Advisor and the Board of Trustees. In the purchase and sale of portfolio securities, the Sub-Advisor's primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to the Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

For the fiscal years ended March 31, 2000, 1999 and 1998, the Utility Fund paid brokerage commissions of $40,794, $10,031 and $10,445, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Equity Fund paid brokerage commissions of $113,900, $34,209 and $36,486, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Growth/Value Fund paid brokerage commissions of $42,093, $51,665 and $20,459, respectively. For the fiscal years ended March 31, 2000, 1999 and 1998, the Aggressive Growth Fund paid brokerage commissions of $13,952, $36,619 and $8,388, respectively. The higher commissions paid by the Utility Fund and the Equity Fund during the fiscal year ended March 31, 2000 are due to the Funds' higher portfolio turnover rate.

For the fiscal years ended December 31, 2000, 1999 and 1998, the Emerging Growth Fund paid brokerage commissions of $_____, $24,912 and $21,590, respectively. For the fiscal years ended December 31, 2000, 1999 and 1998, the International Equity Fund paid brokerage commissions of $ , $76,155 and $64,980, respectively. For the fiscal periods ended December 31, 2000, 1999 and 1998, the Value Plus Fund paid brokerage commissions of $_____, $40,604 and $44,920, respectively.

Each Sub-Advisor is specifically authorized to pay a broker who provides research services to the Sub-Advisor an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker would have charged for effecting such transaction, in recognition of such additional research services rendered by the broker or dealer, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of the particular transaction or the Sub-Advisor's overall responsibilities with respect to discretionary accounts that it manages, and that the Fund derives or will derive a reasonably significant benefit from such research services.

During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Utility Fund directed to brokers due to research services provided were $10,727,567 and $18,831, respectively.
During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Equity Fund directed to brokers due to research services provided were $16,380,475 and $33,915, respectively. During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Growth/Value Fund directed to brokers due to research services provided were $5,561,907 and $6,355, respectively. During the fiscal year ended March 31, 2000, the amount of brokerage transactions and related commissions for the Aggressive Growth Fund directed to brokers due to research services provided were $2,027,112 and $4,960, respectively.

During the fiscal year ended December 31, 2000, the amount of brokerage transactions and related commissions for the Emerging Growth Fund directed to brokers due to research services provided were $______ and $_____, respectively. During the fiscal year ended December 31, 2000, the amount of brokerage transactions and related commissions for the International Equity Fund directed to brokers due to research services provided were $______ and $______, respectively. During the fiscal year ended December 31, 2000, the amount of brokerage transactions and related commissions for the Value Plus Fund directed to brokers due to research services provided were $______ and $______, respectively. Research services include securities and economic analyses, reports on issuers' financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to the Funds and the Sub-Advisors, it is not possible to place a dollar value on it.

Research services furnished by brokers through whom a Fund effects securities transactions may be used by the Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions. However, the Funds may effect securities transactions which are executed on a national securities exchange or transactions in the over-the-counter market conducted on an agency basis. A Fund will not effect any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders. Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers. Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted from time to time with other firms. Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.

Consistent with the conduct rules of the National Association of Securities Dealers, Inc., and such other policies as the Board of Trustees may determine, the Fund Sub-Advisors may consider sales of shares of the Trust as a factor in the selection of broker-dealers to execute portfolio transactions. The Fund Sub-Advisor will make such allocations if commissions are comparable to those charged by nonaffiliated, qualified broker-dealers for similar services.

In certain instances there may be securities which are suitable for a Fund as well as for one or more of the respective Fund Sub-Advisor's other clients. Investment decisions for a Fund and for the Fund Sub-Advisor's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. However, it is believed that the ability of a Fund to participate in volume transactions will produce better executions for the Fund.

During the fiscal year ended March 31, 2000, the Growth/Value Fund acquired securities of the Trust's regular broker-dealers as follows: Merrill Lynch & Co., Inc. common stock - 20,000 shares, the market value of which was $2,100,000 as of March 31, 2000 and Morgan Stanley Dean Witter & Co. common stock - 21,000 shares, the market value of which was $1,713,000 as of March 31, 2000. During the fiscal year ended March 31, 2000, the Aggressive Growth Fund acquired securities of the Trust's regular broker-dealers as follows: Merrill Lynch & Co., Inc.

common stock - 9,500 shares, the market value of which was $998,000 as of March 31, 2000 and Morgan Stanley Dean Witter & Co. common stock - 13,000 shares, the market value of which was $1,060,000 as of March 31, 2000

During the fiscal year ended March 31, 2000, the Trust entered into repurchase transactions with the following of its regular broker-dealers as defined under the Investment Company Act of 1940: Banc One Capital Markets, Inc. and Nesbitt-Burns Securities, Inc.

CODE OF ETHICS. The Trust, the Advisor, the Sub-Advisors and Touchstone have each adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act of 1940 which permits Fund personnel to invest in securities for their own accounts. The Code of Ethics adopted by each of the Trust, Advisor, the Sub-Advisor and Touchstone is on public file with, and is available from the Securities and Exchange Commission.

PORTFOLIO TURNOVER
------------------

A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. High turnover may result in a Fund recognizing greater amounts of income and capital gains, which would increase the amount of commissions. A 100% turnover rate would occur if all of the Fund's portfolio securities were replaced once within a one year period. The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.

The Funds may engage in active trading to achieve its investment goals. The Growth/Value Fund expects that the average holding period of its equity securities will be between 18 and 36 months. If warranted by market conditions, the Aggressive Growth Fund may engage in short-term trading if the Sub-Advisor believes the transactions, net of costs, will result in improving the income or the appreciation potential of the Fund's portfolio. As a result, each Fund may have substantial portfolio turnover.

CALCULATION OF SHARE PRICE AND PUBLIC OFFERING PRICE
----------------------------------------------------

The share price (net asset value) and the public offering price (net asset value plus applicable sales load) of shares of the Funds are determined as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time), on each day the Trust is open for business. The Trust is open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Trust may also be open for business on other days in which there is sufficient trading in a Fund's portfolio securities that its net asset value might be materially affected. Securities held by a Fund may be primarily listed on foreign exchanges or traded in foreign markets which are open on days (such as Saturdays and U.S. holidays) when the New York Stock Exchange is not open for business. As a result the net asset value of a Fund may be significantly affected by trading on days when the Trust is not open for business. For a description of the methods used to determine the share price and the public offering price, see "Pricing of Fund Shares" in the Prospectus.

CHOOSING A SHARE CLASS
----------------------

Each Fund offers three classes of shares: Class A, Class B and Class C shares. Each class represents an interest in the same portfolio of investments and has the same rights, but differs primarily in sales loads and distribution expense amounts. Before choosing a class, you should consider the following factors, as well as any other relevant facts and circumstances:

The decision as to which class of shares is more beneficial to you depends on the amount of your investment, the intended length of your investment and the quality and scope of the value-added services provided by financial advisors who may work with a particular sales load structure as compensation for their services. If you qualify for reduced front-end sales loads or, in the case of purchases of $1 million or more, no initial sales load, you may find Class A shares attractive. Moreover, Class A shares are subject to lower ongoing expenses than Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without an initial sales load so the entire purchase price is immediately invested in a Fund. Any investment return on these investments may be partially or wholly offset by the higher annual expenses. However, because a Fund's future returns cannot be predicted, there can be no assurance that this would be the case.

When determining which class of shares to purchase, you may want to consider the services provided by your financial advisor and the compensation provided to these financial advisors under each share class. Touchstone works with many experienced and very qualified financial advisors throughout the country that may provide valuable assistance to you through ongoing education, asset allocation programs, personalized financial planning reviews or other services vital to your long-term success. Touchstone believes that these value-added services can greatly benefit you through market cycles and will work diligently with your chosen financial advisor.

Finally, you should consider the effect of contingent deferred sales loads and any conversion rights of each class in the context of your investment timeline. For example, Class C shares are generally subject to a significantly lower contingent deferred sales load upon redemption than Class B shares, however, unlike Class B shares, they do not convert to Class A shares after a stated period of time. Class C shares, therefore, are subject to a 1.00% annual 12b-1 fee for an indefinite period of time, while Class B shares will convert to Class A shares after approximately seven years and will be subject to only a
 .25% annual 12b-1 fee. Thus, Class B shares may be more attractive than Class C shares if you have a longer term investment outlook. On the other hand, if you are unsure of the length of time you intend to invest or the conversion feature is not attractive to you, you may wish to elect Class C shares.

Below is a chart comparing the sales loads and 12b-1 fees applicable to each class of shares:

                                                                 CONVERSION
CLASS          SALES LOAD                           12b-1 FEE     FEATURE
--------------------------------------------------------------------------------
A    Maximum of 5.75% initial sales load reduced      0.25%     None
     for purchases of $50,000 and over; shares
     sold without an initial sales load may be
     subject to a 1.00% contingent deferred sales
     load during first year if a commission was
     paid to a dealer
--------------------------------------------------------------------------------
B    Maximum 5.00% contingent deferred sales          1.00%     Class B Shares
     load during the first year which decreases                 automatically
     incrementally and is 0 after six years                     convert to Class
                                                                A shares after
                                                                approximately
                                                                seven years
--------------------------------------------------------------------------------
C    1.00% contingent deferred sales                  1.00%     None
      load during first year
--------------------------------------------------------------------------------
If you are investing $1 million or more, it is generally more beneficial for you to buy Class A shares because there is no front-end sales load and the annual expenses are lower.

CLASS A SHARES

Class A shares are sold at net asset value ("NAV") plus an initial sales load. In some cases, reduced initial sales loads for the purchase of Class A shares may be available, as described below. Investments of $1 million or more are not subject to a sales load at the time of purchase but may be subject to a contingent deferred sales load of 1.00% on redemptions made within 1 year after purchase if a commission was paid by Touchstone to a participating unaffiliated dealer. Class A shares are also subject to an annual 12b-1 distribution fee of up to .25% of a Fund's average daily net assets allocable to Class A shares.

The following table illustrates the current initial sales load breakpoints for the purchase of Class A shares:

                                   Sales          Sales          Dealer
                                   Charge as      Charge as %    Reallowance
                                   % of Offering  of Net Amount  as % of Net
                                   Price          Invested       Amount Invested
                                   -----          --------       ---------------
Less than $50,000                  5.75%          6.10%          5.00%
$50,000 but less than $100,000     4.50           4.71           3.75
$100,000 but less than $250,000    3.50           3.63           2.75
$250,000 but less than $500,000    2.95           3.04           2.25
$500,000 but less than $1,000,000  2.25           2.30           1.75
$1,000,000 or more                 None           None

The following table shows the initial sales load breakpoints for the purchase of Class A shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund for accounts opened before August 1, 1999:

                                   Sales          Sales          Dealer
                                   Charge as      Charge as %    Reallowance
                                   % of Offering  of Net Amount  as % of Net
                                   Price          Invested       Amount Invested
                                   -----          --------       ---------------
Less than $100,000                 4.00%          4.17%          3.60%
$100,000 but less than $250,000    3.50           3.63           3.30
$250,000 but less than $500,000    2.50           2.56           2.30
$500,000 but less than $1,000,000  2.00           2.04           1.80
$1,000,000 or more                 None           None

The following table shows the initial sales load breakpoints for the purchase of Class A shares of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund for accounts opened before May 1, 2000:

                                   Sales          Sales          Dealer
                                   Charge as      Charge as %    Reallowance
                                   % of Offering  of Net Amount  as % of Net
                                   Price          Invested       Amount Invested
                                   -----          --------       ---------------
Less than $50,000                  5.75%          6.10%          5.00%
$50,000 but less than $100,000     4.50           4.71           3.75
$100,000 but less than $250,000    3.50           3.63           2.75
$250,000 but less than $500,000    2.50           2.56           2.00
$500,000 but less than $1,000,000  2.00           2.04           1.60
$1,000,000 or more                 None           None

Under certain circumstances, Touchstone may increase or decrease the reallowance to selected dealers. In addition to the compensation otherwise paid to securities dealers, Touchstone may from time to time pay from its own resources additional cash bonuses or other incentives to selected dealers in connection with the sale of shares of the Funds. On some occasions, such bonuses or incentives may be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other funds in the Touchstone Family of Funds during a specific period of time. Such bonuses or incentives may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising, sales campaigns and other dealer-sponsored programs or events.

For initial purchases of Class A shares of $1 million or more and subsequent purchases further increasing the size of the account, participating unaffiliated dealers will receive first year compensation of up to 1.00% of such purchases from Touchstone. In determining a dealer's eligibility for such commission, purchases of Class A shares of the Funds may be aggregated with concurrent purchases of Class A shares of other funds in the Touchstone Family of Funds. Dealers should contact Touchstone for more information on the calculation of the dealer's commission in the case of combined purchases.

An exchange from other Touchstone Funds will not qualify for payment of the dealer's commission unless the exchange is from a Touchstone Fund with assets as to which a dealer's commission or similar payment has not been previously paid. No commission will be paid if the purchase represents the reinvestment of a redemption from a Fund made during the previous twelve months. Redemptions of Class A shares may result in the imposition of a contingent deferred sales load if the dealer's commission described in this paragraph was paid in connection with the purchase of such shares. See "Contingent Deferred Sales Load for Certain Purchases of Class A Shares" below.

REDUCED SALES LOAD. You may use the Right of Accumulation to combine the cost or current NAV (whichever is higher) of your existing Class A shares of any Touchstone Fund sold with a sales load with the amount of any current purchases of Class A shares in order to take advantage of the reduced sales loads set forth in the table above. Purchases of Class A shares of any Touchstone load fund under a Letter of Intent may also be eligible for the reduced sales loads. The minimum initial investment under a Letter of Intent is $10,000. You should contact the Transfer Agent for information about the Right of Accumulation and Letter of Intent.

CONTINGENT DEFERRED SALES LOAD FOR CERTAIN PURCHASES OF CLASS A SHARES. A contingent deferred sales load is imposed upon certain redemptions of Class A shares of the Funds (or shares into which such Class A shares were exchanged) purchased at NAV in amounts totaling $1 million or more, if the dealer's commission described above was paid by Touchstone and the shares are redeemed within one year from the date of purchase. The contingent deferred sales load will be paid to Touchstone and will be equal to the commission percentage paid at the time of purchase as applied to the lesser of (1) the NAV at the time of purchase of the Class A shares being redeemed, or (2) the NAV of such Class A shares at the time of redemption. If a purchase of Class A shares is subject to the contingent deferred sales load, you will be notified on the confirmation you receive for your purchase. Redemptions of such Class A shares of the Funds held for at least one year will not be subject to the contingent deferred sales load.

CLASS B SHARES

Class B shares of the Funds are sold at NAV without an initial sales load. Class B shares are subject to a contingent deferred sales charge if you redeem Class B shares within 6 years of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class B shares being redeemed, or (2) the NAV of such Class B shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class B shares held for at least seven years. The amount of sales charge will depend on how long you have held your shares, as set forth in the following table:

                                  CDSC as a
Year Since Purchase              % of Amount
   Payment Made               Subject to Charge
-----------------------------------------------
First                               5.00%
Second                              4.00%
Third                               3.00%
Fourth                              2.00%
Fifth                               1.00%
Sixth                               1.00%
Seventh and thereafter*              None

* Class B shares will automatically convert to Class A shares after they have been held for approximately 7 years.

Class B shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class B shares. Touchstone intends to pay a commission of 4.00% of the purchase amount to your broker at the time you purchase Class B shares.

CLASS C SHARES

Class C shares are sold at NAV, without an initial sales load and are subject to a contingent deferred sales load of 1.00% on redemptions of Class C shares made within one year of their purchase. The contingent deferred sales load will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of (1) the NAV at the time of purchase of the Class C shares being redeemed, or (2) the NAV of such Class C shares being redeemed. A contingent deferred sales load will not be imposed upon redemptions of Class C shares held for at least one year. Class C shares are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets allocable to Class C shares. Touchstone intends to pay a commission of 1.00% of the purchase amount to your broker at the time you purchase Class C shares.

ADDITIONAL  INFORMATION  ON THE  CONTINGENT  DEFERRED SALES LOAD.

The contingent deferred sales load is waived under the following circumstances:

o Any partial or complete redemption following death or disability (as defined in the Internal Revenue Code) of a shareholder (including one who owns the shares with his or her spouse as a joint tenant with rights of survivorship) from an account in which the deceased or disabled is named. Touchstone may require documentation prior to waiver of the load, including death certificates, physicians' certificates, etc.
o Redemptions from a systematic withdrawal plan. If the systematic withdrawal plan is based on a fixed dollar amount or number of shares, systematic withdrawal redemptions are limited to no more than 10% of your account value or number of shares per year, as of the date the Transfer Agent receives your request. If the systematic withdrawal plan is based on a fixed percentage of your account value, each redemption is limited to an amount that would not exceed 10% of your annual account value at the time of withdrawal.

o Redemptions from retirement plans qualified under Section 401 of the Internal Revenue Code. The contingent deferred sales charge will be waived for benefit payments made by Touchstone directly to plan participants. Benefit payments will include, but are not limited to, payments resulting from death, disability, retirement, separation from service, required minimum distributions (as described under IRC Section 401(a)(9)), in-service distributions, hardships, loans and qualified domestic relations orders. The contingent deferred sales load waiver will not apply in the event of termination of the plan or transfer of the plan to another financial institution.

All sales loads imposed on redemptions are paid to Touchstone. In determining whether the contingent deferred sales load is payable, it is assumed that shares not subject to the contingent deferred sales load are the first redeemed followed by other shares held for the longest period of time. The contingent deferred sales load will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

The following example will illustrate the operation of the contingent deferred sales load. Assume that you open an account and purchase 1,000 shares at $10 per share and that six months later the NAV per share is $12 and, during such time, you have acquired 50 additional shares through reinvestment of distributions. If at such time you should redeem 450 shares (proceeds of $5,400), 50 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 400 shares, the load is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $4,000 of the $5,400 redemption proceeds will be charged the load. At the rate of 5.00%, the contingent deferred sales load would be $200 for redemptions of Class B shares. At the rate of 1.00%, the contingent deferred sales load would be $40 for redemptions of Class C shares. In determining whether an amount is available for redemption without incurring a deferred sales load, the purchase payments made for all shares in your account are aggregated.

The following example will illustrate the operation of the contingent deferred sales load for Class B shares. Assume that you open an account and purchase
1,000 shares at $10 per share and that twenty-eight months later the NAV per share is $14 and, during such time, you have acquired (a) 150 additional shares through reinvestment of distributions and (b) 500 shares through purchases at $11 per share during the second year. If at such time you should redeem 1450 shares (proceeds of $20,300), 150 shares will not be subject to the load because of dividend reinvestment. With respect to the remaining 1300 shares, the load is applied only to the (a) original cost of $10 per share for the first 1000 shares and not to the increase in net asset value of $4 per share and (b) to the original cost of $11 per share for the next 300 shares and not to the increase in net asset value of $3 per share. Therefore, $18,200 of the $20,300 redemption proceeds will be charged the load. Since this redemption is in the third year of the contingent deferred sales load schedule, (a) the 1000 shares will be at the rate of 3.00% and the contingent deferred sales load would be $300 and (b) the 300 shares will be at the rate of 4.00% and the contingent deferred sales load would be $132. After this transaction is completed, the account has 200 shares remaining with an initial purchase value of $11 per share and these shares are in the second year of the contingent deferred sales load schedule.

OTHER PURCHASE INFORMATION
--------------------------

Additional information with respect to certain types of purchases of Class A shares of the Funds is set forth below.

AGGREGATION. Sales charge discounts are available for certain aggregated investments. Investments which may be aggregated include those made by you, your spouse and your children under the age of 21, if all parties are purchasing shares for their own accounts, which may include purchases through employee benefit plans such as an IRA, individual-type 403(b) plan or single-participant Keogh-type plan or by a business solely controlled by these individuals (for example, the individuals own the entire business) or by a trust (or other fiduciary arrangement) solely for the benefit of these individuals. Individual purchases by trustees or other fiduciaries may also be aggregated if the investments are: (1) for a single trust estate or fiduciary account, including an employee benefit plan other than those described above; (2) made for two or more employee benefit plans of a single employer or of affiliated employers as defined in the 1940 Act, other than employee benefit plans described above; or
(3) for a common trust fund or other pooled account not specifically formed for the purpose of accumulating Fund shares. Purchases made for nominee or street name accounts (securities held in the name of a Dealer or another nominee such as a bank trust department instead of the customer) may not be aggregated with those made for other accounts and may not be aggregated with other nominee or street name accounts unless otherwise qualified as described above.

CONCURRENT PURCHASES. To qualify for a reduced sales charge, you may combine concurrent purchases of Class A shares of two or more Funds (other than a money market fund). For example, if you concurrently invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund, the sales charge would be reduced to reflect a $50,000 purchase.

RIGHT OF ACCUMULATION. A purchaser of Class A shares of a Fund has the right to combine the cost or current net asset value (whichever is higher) of his existing Class A shares of the load funds distributed by Touchstone with the amount of his current purchases in order to take advantage of the reduced sales loads set forth in the table in the Prospectus. The purchaser or his dealer must notify the Transfer Agent that an investment qualifies for a reduced sales load. The reduced load will be granted upon confirmation of the purchaser's holdings by the Transfer Agent. A purchaser includes an individual and his immediate family members, purchasing shares for his or their own account; or a trustee or other fiduciary purchasing shares for a single fiduciary account although more than one beneficiary is involved; or employees of a common employer, provided that economies of scale are realized through remittances from a single source and quarterly confirmation of such purchases; or an organized group, provided that the purchases are made through a central administration, or a single dealer, or by other means which result in economy of sales effort or expense (the "Purchaser").

LETTER OF INTENT. The reduced sales loads set forth in the tables in the Prospectus may also be available to any Purchaser of Class A shares of a Fund who submits a Letter of Intent to the Transfer Agent. The Letter must state an intention to invest within a thirteen month period in Class A shares of any load fund distributed by Touchstone a specified amount which, if made at one time, would qualify for a reduced sales load. A Letter of Intent may be submitted with a purchase at the beginning of the thirteen month period or within ninety days of the first purchase under the Letter of Intent. Upon acceptance of this Letter, the Purchaser becomes eligible for the reduced sales load applicable to the level of investment covered by such Letter of Intent as if the entire amount were invested in a single transaction.

The Letter of Intent is not a binding obligation on the Purchaser to purchase, or the Trust to sell, the full amount indicated. During the term of a Letter of Intent, shares representing 5% of the intended purchase will be held in escrow. These shares will be released upon the completion of the intended investment. If the Letter of Intent is not completed during the thirteen month period, the applicable sales load will be adjusted by the redemption of sufficient shares held in escrow, depending upon the amount actually purchased during the period. The minimum initial investment under a Letter of Intent is $10,000.

A ninety-day backdating period can be used to include earlier purchases at the Purchaser's cost (without a retroactive downward adjustment of the sales charge). The thirteen month period would then begin on the date of the first purchase during the ninety-day period. No retroactive adjustment will be made if purchases exceed the amount indicated in the Letter of Intent. The Purchaser or his dealer must notify the Transfer Agent that an investment is being made pursuant to an executed Letter of Intent.

WAIVER OF SALES CHARGE. Sales charges do not apply to shares of the Funds purchased:
1. By registered representatives or other employees (and their immediate family members) of broker/dealers, banks or other financial institutions having agreements with Touchstone.
2. By any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
3. By clients of an investment advisor or financial planner who has made appropriate arrangements with the Trust or Touchstone.
4. In accounts as to which a broker-dealer charges an asset management fee, provided the broker-dealer has an agreement with Touchstone.
5. As part of an employee benefit plan having more than 25 eligible employees or a minimum of $250,000 invested in the Fund
6. As part of an employee benefit plan which is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.
7. As part of certain promotional programs established by the Fund and/or Touchstone.
8. By one or more members of a group of persons engaged in a common business, profession, civic or charitable endeavor or other activity and retirees and immediate family members of such persons pursuant to a marketing program between Touchstone and such group.
9. By banks, bank trust departments, savings and loan associations and federal and state credit unions.
10.  Through Processing Organizations described in the Prospectus.
11. Using the proceeds of a redemption from an unaffiliated mutual fund (see below).

There is no initial sales charge on your purchase of shares in a Roth IRA or Roth Conversion IRA if (1) you purchase the shares with the proceeds of a redemption made within the previous 180 days from another mutual fund complex and (2) you paid an initial sales charge or a contingent deferred sales charge on your investment in the other mutual fund complex.

Immediate family members are defined as the spouse, parents, siblings, natural or adopted children, mother-in-law, father-in-law, brother-in-law and sister-in-law of a director, officer or employee. The term "employee" is deemed to include current and retired employees.

Exemptions must be qualified in advance by Touchstone. Your financial advisor should call Touchstone for more information.

WAIVER OF MINIMUM INVESTMENT REQUIREMENTS. The minimum and subsequent investment requirements for purchases in the Funds may not apply to:

1. Any director, officer or other employee (and their immediate family members) of The Western and Southern Life Insurance Company or any of its affiliates or any portfolio advisor or service provider to the Trust.
2. Any employee benefit plan which is provided administrative services by a third-party administrator that has entered into a special service arrangement with Touchstone.

REINVESTMENT OF PROCEEDS FROM OTHER MUTUAL FUNDS. You may purchase shares of the Funds at NAV when the payment for your investment represents the proceeds from the redemption of shares of any other mutual fund which has a front-end sales load and is not distributed by Touchstone. Your investment will qualify for this provision if the purchase price of the shares of the other fund included a sales load and the redemption occurred within 1 year of the purchase of such shares and no more than 60 days prior to your purchase of shares of a Fund. To make a purchase at NAV under this arrangement, you must submit a copy of the confirmations (or similar evidence) showing the purchase and redemption of shares of the other fund. Your payment may be made with the redemption check from the other mutual fund, endorsed to the order of the Touchstone Family of Funds. The redemption of shares of the other fund is, for federal income tax purposes, a sale on which you may realize a gain or loss.

OTHER INFORMATION. The Trust does not impose a front-end sales load or imposes a reduced sales load in connection with purchases of shares of a Fund made under the reinvestment privilege, purchases through exchanges and other purchases which qualify for a reduced sales load as described herein because such purchases require minimal sales effort by Touchstone. Purchases made at net asset value may be made for investment only, and the shares may not be resold except through redemption by or on behalf of the Trust.

TAXES
-----

The Trust intends to qualify annually and to elect each Fund to be treated as a regulated investment company under the Code.

To qualify as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and its net tax-exempt interest income, if any, each taxable year.

As a regulated investment company, each Fund will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, that it distributes to shareholders. The Fund intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gains. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To prevent imposition of the excise tax, the Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses, as prescribed by the Code) for the one-year period ending on October 31 of the calendar year; and
(3) any ordinary income and capital gains for previous years that was not distributed during those years. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement.

Each Fund shareholder will receive, if appropriate, various written notices at the end of the calendar year as to the federal income status of his dividends and distributions which were received from the Fund during the year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded from federal income taxation and the dollar amount subject to such income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund. To the extent that the Fund earns taxable net investment income, the Fund intends to designate as taxable dividends the same percentage of each dividend as its taxable net investment income bears to its total net investment income earned. Therefore, the percentage of each dividend designated as taxable, if any, may vary.

FOREIGN TAXES. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of each applicable Fund's assets to be invested in various countries will vary. If the Fund is liable for foreign taxes, and if more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, it may make an election pursuant to which certain foreign taxes paid by it would be treated as having been paid directly by shareholders of the entities, such as the corresponding Fund, which have invested in the Fund. Pursuant to such election, the amount of foreign taxes paid will be included in the income of the corresponding Fund's shareholders, and such Fund shareholders (except tax-exempt shareholders) may, subject to certain limitations, claim either a credit or deduction for the taxes. Each such Fund shareholder will be notified after the close of the Fund's taxable year whether the foreign taxes paid will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid to each such country and (b) the portion which represents income derived from sources within each such country. The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income," which includes, among other items of income, dividends, interest and certain foreign currency gains. Because capital gains realized by the Fund on the sale of foreign securities will be treated as U.S.-source income, the available credit of foreign taxes paid with respect to such gains may be restricted by this limitation.

DISTRIBUTIONS. Dividends paid out of the Fund's investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions of net capital gains, if any, designated as capital gain dividends are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund's shares, and are not eligible for the dividends-received deduction. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the net asset value of a share of the Fund on the reinvestment date. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

SALE OF SHARES. Any gain or loss realized by a shareholder upon the sale or other disposition of any shares of a Fund, or upon receipt of a distribution in complete liquidation of a Fund, generally will be a capital gain or loss which will be long-term or short-term, generally depending upon the shareholder's holding period for the shares. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced (including shares acquired pursuant to a dividend reinvestment plan) within a period of 61 days beginning 30 days before and ending 30 days after disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gains received by the shareholder with respect to such shares.

FOREIGN WITHHOLDING TAXES. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

BACKUP WITHHOLDING. A Fund may be required to withhold U.S. federal income tax at the rate of 31% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

FOREIGN SHAREHOLDERS. The tax consequences to a foreign shareholder of an investment in a Fund may be different from those described herein. Foreign shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

OTHER TAXATION. Fund shareholders may be subject to state and local taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund.

REDEMPTION IN KIND
------------------

Under unusual circumstances, when the Board of Trustees deems it in the best interests of a Fund's shareholders, the Fund may make payment for shares repurchased or redeemed in whole or in part in securities of the Fund taken at current value. Should payment be made in securities, the redeeming shareholder will generally incur brokerage costs in converting such securities to cash. Portfolio securities which are issued in an in-kind redemption will be readily marketable. The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the Investment Company Act of 1940 wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period, the lesser of $250,000 or 1% of a Fund's net assets at the beginning of such period.

HISTORICAL PERFORMANCE INFORMATION
----------------------------------

From time to time, the Funds may advertise average annual total return. Average annual total return quotations will be computed by finding the average annual compounded rates of return over 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                         n
                                P (1 + T)  = ERV
Where:
P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 and 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

The calculation of average annual total return assumes the reinvestment of all dividends and distributions and the deduction of the current maximum sales load from the initial $1,000 payment. If a Fund has been in existence less than one, five or ten years, the time period since the date of the initial public offering of shares will be substituted for the periods stated.

THE AVERAGE ANNUAL TOTAL RETURNS OF THE UTILITY FUND, THE EQUITY FUND, THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND FOR THE PERIODS ENDED MARCH 31, 2000 ARE AS FOLLOWS:

Utility Fund (Class A)
----------------------
1 Year                            11.28%
5 Years                           13.92%
10 Years                          11.12%
Since inception (8-15-89)         10.96%

Utility Fund (Class C)
----------------------
1 Year                            15.70%
5 Years                           14.03%
Since inception (8-2-93)           9.96%

Equity Fund (Class A)
---------------------
1 Year                            13.67%
5 Years                           21.54%
Since inception (8-2-93)          16.65%

Equity Fund (Class C)
---------------------
1 Year                            17.75%
5 Years                           21.57%
Since inception (6-7-93)          16.10%

Growth/Value Fund (Class A)
---------------------------
1 Year                            78.02%
Since inception (9-29-95)         36.42%

Growth/Value Fund (Class C)
---------------------------
Since inception (8-1-99)          74.32%

Aggressive Growth Fund (Class A)
--------------------------------
1 Year                           102.67%
Since inception (9-29-95)         33.79%

THE AVERAGE ANNUAL TOTAL RETURNS OF THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND FOR THE PERIODS ENDED DECEMBER 31, 2000 ARE AS FOLLOWS:

Emerging Growth Fund (Class A)
------------------------------
1 Year                                 %
5 Years                                %
Since inception (10-3-94)              %

Emerging Growth Fund (Class C)
------------------------------
1 Year                                 %
5 Years                                %
Since inception (10-3-94)*             %

International Equity Fund (Class A)
-----------------------------------
1 Year                                 %
5 Years                                %
Since inception (10-3-94)              %

International Equity Fund (Class C)
-----------------------------------
1 Year                                 %
5 Years                                %
Since inception (10-3-94)*             %

Value Plus Fund (Class A)
-------------------------
1 Year                                 %
Since inception (5-1-98)               %

Value Plus Fund (Class C)
-------------------------
1 Year                                 %
Since inception (5-1-98)*              %

*Date reflects inception of the predecessor. The predecessor was a series of Select Advisors Trust C which was reorganized into Touchstone Series Trust, the Funds' previous Trust, on December 31, 1998.

Each Fund may also advertise total return (a "non-standardized quotation") which is calculated differently from average annual total return. A nonstandardized quotation of total return may be a cumulative return which measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. This computation does not include the effect of the applicable sales load which, if included, would reduce total return.

The total returns of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund as calculated in this manner for each of the last ten fiscal years (or since inception) are as follows:

                                                                                         AGGRESSIVE
                                                                                           GROWTH
                       UTILITY FUND            EQUITY FUND          GROWTH/VALUE FUND       FUND
                   CLASS A     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C     CLASS A
                   --------------------------------------------------------------------------------
PERIOD ENDED
------------
March 31, 1991     + 9.23%
March 31, 1992     +11.84%
March 31, 1993     +20.64%
March 31, 1994     - 2.11%     - 5.21%(1)  - 2.63%(1)  - 2.91%(2)
March 31, 1995     + 3.68%     + 3.00%     + 8.07%     + 7.32%
March 31, 1996     +21.65%     +20.78%     +27.90%     +26.90%     +14.50%(3)               +8.40%(3)
March 31, 1997     + 5.61%     + 4.82%     +11.82%     +11.01%     +12.77%                  +9.46%
March 31, 1998     +40.92%     +39.91%     +42.74%     +41.63%     +36.73%                 +33.53%
March 31, 1999      -4.79%      -5.92%     +14.30%     +13.03%     +29.89%                 +15.46%
March 31, 2000     +18.07%     +17.16%     +20.60%     +19.24%     +88.88%     +76.52%(4) +115.03%

(1)   From date of initial public offering on August 2, 1993
(2)   From date of initial public offering on June 7, 1993
(3)   From date of initial public offering on September 29, 1995
(4)   From date of initial public offering on August 1, 1999

The total returns of the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund as calculated in this manner since inception are as follows:

                     EMERGING GROWTH          INTERNATIONAL
                         FUND(1)              EQUITY FUND(1)        VALUE PLUS FUND(2)
                   CLASS A     CLASS C     CLASS A     CLASS C     CLASS A     CLASS C
                   -------------------------------------------------------------------
December 31, 1994    2.72%       2.52%      -8.80%      -9.00%
December 31, 1995   22.56%      21.15%       5.29%       4.62%
December 31, 1996   10.56%       9.67%      11.61%      10.71%
December 31, 1997   32.20%      30.67%      15.57%      14.73%
December 31, 1998    2.57%       1.95%      19.94%      18.99%       4.29%       2.60%
December 31, 1999   45.85%      44.86%      39.50%      38.44%      15.51%      14.24%
December 31, 2000

(1)  The Fund began operations on October 3, 1994
(2)  The Fund began operations on May 1, 1998

A nonstandardized quotation may also indicate average annual compounded rates of return without including the effect of the applicable sales load or over periods other than those specified for average annual total return.

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE UTILITY FUND, THE EQUITY FUND, THE GROWTH/VALUE FUND AND THE AGGRESSIVE GROWTH FUND (EXCLUDING SALES LOADS) FOR THE PERIODS ENDED MARCH 31, 2000 ARE AS FOLLOWS:

Utility Fund (Class A)
----------------------
1 Year                            18.07%
3 Years                           16.57%
5 Years                           15.27%
10 Years                          11.78%
Since inception (8-15-89)         11.58%

Utility Fund (Class C)
----------------------
1 Year                            17.16%
3 Years                           15.54%
5 Years                           14.32%
Since inception (8-2-93)          10.16%

Equity Fund (Class A)
---------------------
1 Year                            20.60%
3 Years                           25.31%
5 Years                           22.99%
Since inception (8-2-93)          17.69%

Equity Fund (Class C)
---------------------
1 Year                            19.24%
3 Years                           24.05%
5 Years                           21.88%
Since inception (6-7-93)          16.31%

Growth/Value Fund (Class A)
---------------------------
1 Year                            88.88%
3 Years                           49.69%
Since inception (9-29-95)         38.23%

Growth/Value Fund (Class C)
---------------------------
Since inception (8-1-99)          76.52%

Aggressive Growth Fund (Class A)
--------------------------------
1 Year                           115.03%
3 Years                           49.11%
Since inception (9-29-95)         35.56%

THE AVERAGE ANNUAL COMPOUNDED RATES OF RETURN FOR THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND (EXCLUDING SALES LOADS) FOR THE PERIODS ENDED DECEMBER 31, 2000 ARE AS FOLLOWS:

Emerging Growth Fund (Class A)
------------------------------
1 Year
5 Years
Since inception (10-3-94)

Emerging Growth Fund (Class C)
------------------------------
1 Year
5 Years
Since inception (10-3-94)*

International Equity Fund (Class A)
-----------------------------------
1 Year
5 Years
Since inception (10-3-94)

International Equity Fund (Class C)
-----------------------------------
1 Year
5 Years
Since inception (10-3-94)*

Value Plus Fund (Class A)
-------------------------
1 Year
Since inception (5-1-98)

Value Plus Fund (Class C)
-------------------------
1 Year
Since inception (5-1-98)*

* Date reflects inception of the predecessor.

A nonstandardized quotation of total return will always be accompanied by the Fund's average annual total return as described above.

From time to time, the Funds may advertise their yield. A yield quotation is based on a 30-day (or one month) period and is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                                                6
                           Yield = 2[(a-b/cd +1)  -1]
Where:
a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
d = the maximum offering price per share on the last day of the period

Solely for the purpose of computing yield, dividend income is recognized by accruing 1/360 of the stated dividend rate of the security each day that a Fund owns the security. Generally, interest earned (for the purpose of "a" above) on debt obligations is computed by reference to the yield to maturity of each obligation held based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day prior to the start of the 30-day (or one month) period for which yield is being calculated, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest).

Performance quotations are based on historical earnings and are not intended to indicate future performance. Average annual total return and yield are computed separately for Class A, Class B and Class C shares of the Funds. The yield of Class A shares is expected to be higher than the yield of Class C shares due to the higher distribution fees imposed on Class C shares.

To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding a Fund may discuss various measures of Fund performance, including current performance ratings and/or rankings appearing in financial magazines, newspapers and publications which track mutual fund performance. Advertisements may also compare Fund performance to performance as reported by other investments, indices and averages. When advertising current ratings or rankings, the Funds may use the following publications or indices to discuss or compare Fund performance:

Lipper Mutual Fund Performance Analysis measures total return and average current yield for the mutual fund industry and ranks individual mutual fund performance over specified time periods assuming reinvestment of all distributions, exclusive of sales loads.

Morningstar,  Inc.,  an  independent  rating  service,  is the  publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars and ratings are effective for two weeks.

In addition, a Fund may also use comparative performance information of relevant indices, including the following:

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely held stocks.

The S&P 500 Index is an unmanaged index of 500 stocks, the purpose of which is to portray the pattern of common stock price movement. The S&P Utility Index is an unmanaged index consisting of three utility groups totaling 40 companies -21 electric power companies, 11 natural gas distributors and pipelines and 8 telephone companies.

The Russell 2000 Index is an unmanaged index of small cap performance.

The Russell 3000 Index is composed of the 3000 largest U.S. companies by market capitalization representing approximately 98% of the U.S. equity market.

The NASDAQ  Composite  Index is an unmanaged index of common stocks of companies
traded   over-the-counter  and  offered  through  the  National  Association  of
Securities Dealers Automated Quotations ("NASDAQ") system.

The MSCI EAFE Index is a Morgan Stanley index that includes stocks traded on 16 exchanges in Europe, Australia and the Far East.

In assessing such comparisons of performance an investor should keep in mind that the composition of the investments in the reported indices and averages is not identical to a Fund's portfolios, that the averages are generally unmanaged and that the items included in the calculations of such averages may not be identical to the formula used by the Funds to calculate their performance. In addition, there can be no assurance that a Fund will continue this performance as compared to such other averages.

PRINCIPAL SECURITY HOLDERS
--------------------------

As of April 6, 2001 [insert 5% shareholders]

As of April 6, 2001,[ the Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Trust and of each Fund (or class thereof).]

CUSTODIANS
----------

Investors Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts is the Custodian for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. The Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio, is the Custodian for the Utility Fund, the Equity Fund and the Enhanced 30 Fund. Firstar Bank, N.A., 425 Walnut Street, Cincinnati, Ohio is the Custodian for the Growth/Value Fund and the Aggressive Growth Fund. Each Custodian acts as its Fund's depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds as instructed and maintains records in connection with its duties. As compensation, the Custodians receive from the Funds a base fee equal to a percentage of that Fund's net assets plus a charge for each security transaction, subject to a minimum annual fee.

AUDITORS
--------

The firm of Ernst & Young LLP has been selected as independent auditors for the Trust for its fiscal year ending March 31, 2001. Ernst & Young LLP will perform an audit of the Trust's financial statements for its fiscal year end and advise the Trust as to certain accounting matters.

TRANSFER, ACCOUNTING AND ADMINISTRATIVE AGENTS
----------------------------------------------

TRANSFER AGENT. The Trust's transfer agent, Integrated Fund Services, Inc. ("Integrated"), maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Integrated is an affiliate of the Advisor by reason of common ownership. Integrated receives a fee for its services as transfer agent payable monthly at an annual rate of $17 per account from each Fund; provided, however, that the minimum fee is $1,000 per month for each class of shares of a Fund. In addition, the Funds pay out-of-pocket expenses, including but not limited to, postage, envelopes, checks, drafts, forms, reports, record storage and communication lines.

ACCOUNTING AND PRICING AGENT. Investors Bank & Trust Company provides accounting and pricing services to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. Integrated provides accounting and pricing services to the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. These services include calculating daily net asset value per share and maintaining all necessary books and records for the Funds. Integrated receives an accounting and pricing fee from each of the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund in accordance with the following schedule:

               ASSET SIZE OF FUND                   MONTHLY FEE
          ---------------------------               -----------

          $          0 - $ 50,000,000                  $3,000
            50,000,000 -  100,000,000                   3,500
           100,000,000 -  200,000,000                   4,000
           200,000,000 -  300,000,000                   4,500
                  Over    300,000,000                   5,500*

* Subject to an additional fee of .001% of average daily net assets in excess of $300 million. In addition, the Funds pay all costs of external pricing services.

ADMINISTRATIVE AGENT. Investors Bank & Trust Company provides administrative services to the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund. Integrated provides administrative services to the Enhanced 30 Fund, the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund. These administrative services include supplying non-investment related statistical and research data, internal regulatory compliance services, executive and administrative services, supervising the preparation of tax returns, reports to shareholders of the Funds, reports to and filings with the SEC and state securities commissions, and materials for meetings of the Board of Trustees. For the performance of administrative services, Integrated receives a fee from the Advisor. The Advisor is solely responsible for the payment of these administrative fees and Integrated has agreed to seek payment of these fees solely from the Advisor.

SERVICE FEES PAID BY THE EMERGING GROWTH FUND, THE INTERNATIONAL EQUITY FUND AND THE VALUE PLUS FUND. Set forth below are the custody, administration and fund accounting fees paid during the fiscal periods ended December 31:

                                2000          1999          1998
Emerging Growth Fund         $             $   87,024    $   24,725
International Equity Fund    $             $  168,151    $   30,559
Value Plus Fund              $             $   89,091    $   16,667

FINANCIAL STATEMENTS
--------------------

The financial statements as of December 31, 2000 for the Emerging Growth Fund, the International Equity Fund and the Value Plus Fund appear in the Trust's annual report which is attached to this Statement of Additional Information. The financial statements as of March 31, 2000 for the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund appear in the Trust's annual report which is attached to this Statement of Additional Information. The financial statements of the Utility Fund, the Equity Fund, the Growth/Value Fund and the Aggressive Growth Fund for the six month period ended September 30, 2000 appear in the Trust's semiannual report which is attached to this Statement of Additional Information. The Trust's annual reports were audited by Ernst & Young LLP. The Trust's semiannual report is unaudited.

o Emerging Growth Fund

o International Equity Fund                                 Annual Report

o Value Plus Fund                                           December 31, 2000

  EMERGING GROWTH FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

Emerging Growth Fund
As the growth-style manager of the Touchstone Emerging Growth Fund, Westfield Capital Management found that good stock selection and adherence to its disciplined investment process drove performance in 2000. The Touchstone Emerging Growth Fund ended 2000 with a one-year return of 25.92% as compared to -3.03% for the Russell 2000 Index, its benchmark. During the first quarter of 2000, Westfield chose to reduce technology holdings as price targets were achieved. Westfield redeployed the money into energy, healthcare and financials.

The year 2000 will be remembered for the bursting of the Internet bubble. The technology industry was hugely over-capitalized during the year and now too many players are competing in every segment of the market, putting pressure on pricing. With the decline in stock prices, some of the valuations are now attractive. Thus, Westfield is spending significant research time in the technology and telecommunications sectors.

Oil and gas shares were solid performers in 2000 and the energy sector should continue to do well in 2001, given solid earnings expectations this year versus last. It has been two decades since the stocks in this sector were market leaders. Investors have been slow to accept the idea that the industry can grow and prosper. Energy industry infrastructure spending has lagged for the last 15 years, and natural gas shortages are likely this winter. Westfield foresees a long period of higher commodity prices and greater exploration and production expenditures. Westfield remains heavily positioned in the group.

Westfield also expects to remain fully invested in financials and healthcare. The niche banks in growing areas are producing solid growth and lower interest rates will drive profitability higher. Government reimbursement to healthcare providers was reduced substantially from 1994 to1998, and that has clearly reversed. Not only do hospitals, clinical labs and nursing homes have lower cost structures than in the past, but now reimbursement is increasing nicely. The defensive nature of the group and positive earnings outlook should drive healthcare stocks higher in the year ahead.

The value-style manager of the Fund, David L. Babson & Company, reported that 2000 was a difficult year for most equity investors. Slowing economic growth, continuing tight monetary policy, and the growing realization among investors that technology stocks are not immune to economic cycles led to a general swoon in equity valuations in 2000. While many companies in economically-sensitive industries saw their stock valuations diminish somewhat in the final quarter, technology stocks as a group got buried under a selling frenzy in October and November with only a slight rebound in December. Internet companies, once the darlings of the "new economy" and of day traders, were particularly decimated in the sell-off.

Small capitalization stocks, as represented by the Russell 2000 Index, provided higher returns compared to large cap stocks, as represented by the S&P 500, for the fifth time in the past seven quarters and for the second full year in a row. Unfortunately, while higher, those returns were negative for the year.

The difference in market psychology from just one year ago is striking. In January of 2000, the speculators and day traders held sway in the equity markets, while by year-end value investors had once again come to the forefront. Visions of unlimited growth spurred by "new economy" companies were replaced by fears of impending recession. A sizable number of the "new economy" companies were no longer in business when 2001 arrived.


                           TOUCHSTONE FAMILY OF FUNDS

EMERGING GROWTH FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

Emerging Growth Fund (continued)

Obviously, history need not repeat itself. If business conditions deteriorate at a sufficiently dramatic rate that the nation plunges into a prolonged recession, positive equity market performance will be difficult to achieve. However, the probability of such an event is diminished by concerted Federal Reserve activity, the opportunity for enactment of significant tax cuts as proposed by the Bush administration, and continuing productivity gains being achieved through the ongoing integration of technology in the workplace. The chances for reacceleration of the economy sometime in 2001 appear quite promising.

While small cap stocks have provided better performance than large cap stocks since the end of the first quarter of 1999, the current small cap cycle appears to remain in its early stages. The valuation discount of small cap stocks remains at an extreme level compared to larger cap stocks when viewed over a multi-decade perspective. The combination of cheap relative valuations, Federal Reserve easing, and economic resurgence provide an ideal backdrop for continued superior performance from small cap stocks.The sudden slowdown in the economy prompted the first of what could possibly be a series of rate cuts by the Federal Reserve to stimulate the economy. This should be good news for small cap stocks, which on the whole are more economically sensitive than large cap stocks. A recent study found that in the last 11 periods of Federal Reserve easing going back to 1954, small cap stocks out-performed large cap stocks eight times in the 12-month period following the initial rate cut. The lowest absolute return for small cap stocks was 10.3% and the average return was 34.6% for the year following an initial Fed rate cut. Clearly, at least as history is our guide, the January action of the Federal Reserve should be bullish for small cap stocks.


[CHART DATA]

Average Annual Total Return

One Year
Ended
12/31/00
 18.7%


Five Years
Ended
12/31/00
21.0%


Since
Inception
10/3/94
20.9%


Cumulative Total Return

Since Inception
10/3/94
226.7%

Total returns adjusted for maximum applicable sales charge.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                    Touchstone                 Russell
                    Emerging Growth            2000 Index
                    Fund A                     (Major Index)

9/94                9425                       10000
12/94               9681                       9813
3/95                10093                      10265
6/95                10735                      11227
9/95                11733                      12336
12/95               11865                      12603
3/96                12391                      13246
6/96                12947                      13909
9/96                12599                      13956
12/96               13119                      14682
3/97                12585                      13923
6/97                14811                      16180
9/97                17253                      18588
12/97               17343                      17965
3/98                18946                      19772
6/98                18232                      18850
9/98                14714                      15053
12/98               17803                      17508
3/99                17285                      16558
6/99                20485                      19132
9/99                20471                      17923
12/99               25966                      21172
3/00                30620                      22743.4
6/00                31325                      21883.8
9/00                33499                      22124.9
12/00               32696                      20596.5



Past performance is not indicative of future performance.

Total Returns are adjusted for maximum applicable sales charges.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was October 3, 1994, and the initial public offering of Class C shares commenced on January 1, 1999.


                           TOUCHSTONE FAMILY OF FUNDS

  EMERGING GROWTH FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 90.2%
  ADVERTISING - 1.7%
    3,200  Advo*                            $   142,000
    4,000  Penton Media Inc.                    107,500
    2,500  True North Communications Inc.       106,250
-------------------------------------------------------------
                                                355,750
-------------------------------------------------------------
  APPAREL RETAILERS - 0.3%
    4,800  Stein Mart Inc.*                      55,800
-------------------------------------------------------------
  AUTOMOTIVE - 0.1%
    4,100  Exide                                 31,262
-------------------------------------------------------------
  BANKING - 11.7%
      800  Commerce Bancorp NJ                   54,700
   10,900  Cullen/Frost Bankers                 455,756
    4,900  Dime Bancorp                         144,856
   17,500  East West Bancorp Inc.               436,406
    6,200  Golden State Bancorp                 194,912
   11,400  Heller Financial                     349,837
   10,600  IndyMac Bancorp*                     312,700
    1,400  New York Community Banco              51,450
   10,100  Southwest Bancorp of Texas*          433,669
-------------------------------------------------------------
                                              2,434,286
-------------------------------------------------------------
  BUILDING MATERIALS - 1.1%
    8,400  Dal-Tile International*              119,175
    2,500  Martin Marietta Materials            105,750
-------------------------------------------------------------
                                                224,925
-------------------------------------------------------------
  COMMERCIAL SERVICES - 12.5%
    2,900  A.C. Nielson*                        105,125
   11,400  Administaff*                         310,080
   12,000  Career Education*                    469,500
   10,000  DeVry*                               377,500
    4,400  EGL*                                 105,325
    9,000  Forrester Research*                  450,562
   14,000  Sequenom*                            196,000
   15,000  Stericycle*                          571,875
-------------------------------------------------------------
                                              2,585,967
-------------------------------------------------------------
  COMMUNICATIONS - 3.5%
   10,200  Advanced Fibre Communications*       184,237
    3,000  Belden                                76,125
    2,250  Cable Design Technologies*            37,828
    4,500  Commscope*                            74,531
    6,000  Powerwave Technologies*              351,000
-------------------------------------------------------------
                                                723,721
-------------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 6.1%
   11,100  National Data                        406,537
    9,800  Natural MicroSystems*                 96,775
   13,900  Precise Software Solutions*          344,025
   20,000  Silverstream Software Inc.*          412,500
-------------------------------------------------------------
                                              1,259,837
-------------------------------------------------------------
  COMPUTERS & INFORMATION - 0.2%
    4,000  Gerber Scientific                     34,250
-------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 0.4%
    6,600  Magnetek*                             85,800
-------------------------------------------------------------



                                                 Value
   Shares                                      (Note 1)

  ELECTRONICS - 1.1%
    2,700  Anadigics*                       $    44,213
    2,550  Benchmark Electronics Inc.*           57,534
    1,200  PerkinElmer                          126,000
-------------------------------------------------------------
                                                227,747
-------------------------------------------------------------
  ENERGY - 0.1%
      600  CH Energy Group                       26,850
-------------------------------------------------------------
  FINANCIAL SERVICES - 5.6%
   19,100  Bedford Property Investors REIT      386,775
   13,000  Mack-Cali Realty Corp REIT           371,313
    7,000  Seacor Smit*                         368,375
    1,600  Sl Green Realty Corp. REIT            44,800
-------------------------------------------------------------
                                              1,171,263
-------------------------------------------------------------
  HEALTH CARE PROVIDERS - 3.1%
    3,270  Laboratory Corporation
           of America Holdings*                 575,520
    3,100  Manor Care*                           63,938
-------------------------------------------------------------
                                                639,458
-------------------------------------------------------------
  HEAVY MACHINERY - 2.1%
    3,300  Cuno Incorporated*                    88,481
   18,100  W-H Energy Services*                 356,344
-------------------------------------------------------------
                                                444,825
-------------------------------------------------------------
  HOME CONSTRUCTION, FURNISHINGS & APPLIANCES - 1.3%
    2,000  Harman International Industries       73,000
    4,600  Herman Miller                        132,250
    4,200  LA-Z-Boy Chair                        66,150
-------------------------------------------------------------
                                                271,400
-------------------------------------------------------------
  HOUSEHOLD PRODUCTS - 0.9%
    5,600  Rayovac Corp*                         79,450
    2,800  Snap-on                               78,050
    1,500  Tupperware                            30,656
-------------------------------------------------------------
                                                188,156
-------------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 1.1%
    2,400  Carlisle Companies                   103,050
    3,500  Roper Industries                     115,719
-------------------------------------------------------------
                                                218,769
-------------------------------------------------------------
  INSURANCE - 1.2%
    4,200  HCC Insurance Holdings               113,138
      400  White Mountains Insurance            127,600
-------------------------------------------------------------
                                                240,738
-------------------------------------------------------------
  LODGING - 0.7%
   10,700  Extended Stay America*               137,495
-------------------------------------------------------------
  MEDIA - BROADCASTING & PUBLISHING - 6.3%
   16,300  Entravision Communications,
           Class A*                             299,513
      400  Hollinger International                6,350
   13,800  Information Holdings*                323,438
   15,800  Insight Communications*              371,300
   31,100  Sinclair Broadcast Group,
           Class A*                             311,973
-------------------------------------------------------------
                                              1,312,574
-------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  EMERGING GROWTH FUND

-------------------------------------------------------------
Schedule of Investments continued


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  MEDICAL SUPPLIES - 6.5%
   15,600  Advanced Neuromodulation
           Systems*                         $   317,850
   20,000  Aradigm*                             292,500
   15,000  Arthocare*                           292,500
      300  Parexel International*                 3,244
    3,500  Respironics*                          99,750
    6,800  Robotic Vision Systems*               18,700
   28,000  Variagenics*                         332,063
-------------------------------------------------------------
                                              1,356,607
-------------------------------------------------------------
  METALS - 0.2%
    2,100  Harsco                                51,844
-------------------------------------------------------------
  OIL & GAS - 12.9%
    5,324  Devon Energy                         324,604
    2,200  Energen                               70,813
    2,500  Equitable Resources                  166,875
   13,800  Hanover Compressor*                  614,963
    7,100  Helmerich & Payne                    311,513
    1,600  Nabors Industries*                    94,640
    9,700  Newpark Resources*                    92,756
    1,500  Nui Corp.                             48,281
   12,000  R&B Falcon*                          275,250
    3,600  Stolt Comex Seaway*                   39,600
   22,400  Superior Energy Services*            257,600
   17,865  Varco International Inc.*            388,564
-------------------------------------------------------------
                                              2,685,459
-------------------------------------------------------------
  PHARMACEUTICALS - 5.3%
   10,000  Albany Molecular Research*           616,250
   10,000  ILEX Oncology*                       263,125
    6,000  Titan Pharmaceuticals*               212,220
-------------------------------------------------------------
                                              1,091,595
-------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  REAL ESTATE - 0.8%
    1,700  Manufactured Home
           Communities, REIT                $    49,300
    4,300  Prentiss Properties Trust, REIT      115,831
-------------------------------------------------------------
                                                165,131
-------------------------------------------------------------
  RESTAURANTS - 0.4%
    2,700  CEC Entertainment*                    92,138
-------------------------------------------------------------
  RETAILERS - 2.1%
   11,000  99 Cents Only Stores*                301,125
    3,600  BJ's Wholesale Club*                 138,150
-------------------------------------------------------------
                                                439,275
-------------------------------------------------------------
  TEXTILES, CLOTHING & FABRICS - 0.4%
    3,038  Albany International*                 40,823
    5,200  Unifi*                                46,475
-------------------------------------------------------------
                                                 87,298
-------------------------------------------------------------
  TRANSPORTATION - 0.5%
    1,800  Newport News Shipbuilding             93,600
-------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $13,742,716)                          $18,733,820
-------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE -  90.2%
(COST $13,742,716) (A)                      $18,733,820
CASH AND OTHER ASSETS
NET OF LIABILITIES -  9.8%                    2,035,428
-------------------------------------------------------------
NET ASSETS - 100.0%                         $20,769,248
-------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $13,836,064, resulting in gross appreciation and depreciation of $5,621,952 and $724,196, respectively, and net unrealized appreciation of $4,897,756.
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

International Equity Fund

The Touchstone International Equity Fund returned -19.16% in 2000, compared to a return of -13.96 % for its benchmark, the MSCI EAFE Index. According to the Fund's manager, Credit Suisse Asset Management (CSAM), the Fund underperformed EAFE due to its positioning in the United Kingdom (U.K.), Japan and emerging markets.

     o The U.K. The key to poor relative performance in the U.K. was stock selection, primarily in the telecommunications sector. Many global telecommunications names were battered in 2000; in major European markets like the U.K., this was due largely to concerns about the high prices companies paid for new licenses to provide so-called "third generation" wireless transmission service. CSAM favored some of the biggest British wireline and wireless names for their solid long-term prospects.

          Another negative contributor to U.K. results was CSAM's underweight (i.e., compared to the EAFE) exposure in the third quarter, a period in which the U.K. significantly outperformed EAFE.

          CSAM raised the Fund's U.K. allocation to an overweight in the fourth quarter, a move that it expects will benefit performance in 2001.

     o Japan. Most of the year's underperformance in Japan came in the first quarter. During this time, the portfolio's largest Japanese positions were in prominent technology and telecom-related companies that experienced corrections sufficiently severe to drag down performance for the quarter and entire year.

          CSAM gradually reduced the Fund's Japanese exposure throughout the year to its current underweight relative to EAFE.

     o Emerging markets. Although exposure to emerging markets was small relative to the total size of the portfolio, it hurt overall performance in the third quarter mainly because the countries in which CSAM held positions endured harsh sell-offs and were not included in EAFE. This particularly applied to South Korea, Taiwan and China.

          CSAM chose to exit emerging markets altogether during the fourth quarter and expects to maintain this stance for the foreseeable future.

To some extent, stock selection in Europe helped to offset the negative factors described above. Most notable in this regard were CSAM's allocations to Germany and Italy. German holdings included leading names in financial services, utilities and technology that significantly outperformed the German market as a whole. In Italy, CSAM fared especially well with a couple of financial services stocks that benefited from industry consolidation, rising mutual fund sales and a tax cut.

Looking ahead, CSAM sees an absence of catalysts to push non-U.S. equity prices higher in the near term. Such skittishness stems from the sense that the full impact of the flurry of interest rate hikes in the U.S. and Europe in late 1999 and early 2000 has not yet been felt, together with a feeling that the fallout from the bursting of the bubble in global technology spending will be severe. In other words, the pace of macroeconomic activity is likely to slow down more than markets currently expect. This, in turn, suggests that equity prices may have further to fall.

The best word for CSAM's outlook, therefore, is "cautious." To be sure, there are potential bright spots out there (notably in the U.K. and Continental Europe, in which CSAM currently is overweight), but the big picture does not appear sufficiently tempting to warrant a more bullish perspective. CSAM thus does not expect the world's stock markets to achieve returns in 2001 that will approach the extraordinary levels they reached in most of the last few years.


                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------

International Equity Fund (continued)


[CHART DATA]

Average Annual Total Return

One Year
Ended
12/31/00
 (23.8%)


Five Years
Ended
12/31/00
10.5%


Since
Inception
10/3/94
7.6%


Cumulative Total Return

Since Inception
10/3/94
57.9%

Total returns adjusted for maximum applicable sales charge.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


                          Touchstone
                          International                   MSCI
                          Equity Fund A                   EAFE Index

9/94                      9425                            10000
12/94                     8596                            9897.97
3/95                      8256                            10082.4
6/95                      8615                            10155.6
9/95                      9001                            10579
12/95                     9050                            11007.3
3/96                      9598                            11325.5
6/96                      9806                            11504.6
9/96                      9731                            11490.2
12/96                     10101                           11673.1
3/97                      10253                           11490.3
6/97                      11479                           12981.5
9/97                      12011                           12890.1
12/97                     11674                           11880.9
3/98                      13638                           13628.5
6/98                      14375                           13773.2
9/98                      12411                           11815.5
12/98                     14002                           14256.6
3/99                      13763                           14455
6/99                      14241                           14822.3
9/99                      15088                           15472.8
12/99                     19532                           18101
3/00                      19118                           18081.9
6/00                      18456                           17365.7
9/00                      16576                           15965
12/00                     15789                           15536.6


Past performance is not indicative of future performance.

Total Returns are adjusted for maximum applicable sales charges.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was October 3, 1994, and the initial public offering of Class C shares commenced on January 1, 1999.


                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 96.5%
  AUSTRALIA - 2.7%
    5,300  Broken Hill Proprietary          $    55,950
   31,700  Cable & Wireless Optus*               65,672
    7,500  Lend Lease                            69,919
    5,100  National Australia Bank               81,826
    8,586  News Corporation Limited (The)        66,942
----------------------------------------------------------------
                                                340,309
----------------------------------------------------------------
  FINLAND - 3.0%
    6,302  Nokia Oyj                            280,636
    3,066  UPM-Kymmene                          105,058
----------------------------------------------------------------
                                                385,694
----------------------------------------------------------------
  FRANCE - 11.7%
    2,693  Accor                                113,611
    2,614  Alcatel                              148,263
    1,476  Aventis                                5,286
    1,158  AXA                                  167,186
    1,098  Banque Nationale de Paris             96,247
        3  Cap Gemini SA                            483
    1,031  Groupe Danone                        155,230
    1,611  Publicis                              54,356
    1,254  STMicroelectronics                    54,667
    1,080  Suez Lyonnaise Des Eaux-Dumex        196,931
    1,499  Total Fina, B                        222,601
    3,991  Vivendi Universal*                   262,284
----------------------------------------------------------------
                                              1,477,145
----------------------------------------------------------------
  GERMANY - 11.3%
    2,312  Bayerische Vereinsbank               129,616
    2,551  Deutsche Bank                        212,371
    2,395  Dresdner Bank                        104,295
    5,604  Kamps                                 59,367
    1,058  Muenchener Rueckversicherungs-
           Gasellschaft                         376,913
    3,094  Preussag                             111,964
    1,282  Siemens                              167,361
    4,329  Veba                                 262,987
----------------------------------------------------------------
                                              1,424,874
----------------------------------------------------------------
  GREAT BRITAIN - 26.6%
   27,251  BP Amoco                             220,041
   23,282  British Telecommunications           199,134
   12,169  CGU                                  196,884
   23,296  Glaxo Smithkline Plc                 658,372
    2,000  HSBC Holdings                         29,618
   30,172  Legal & General Group                 83,239
   20,355  Lloyds TSB Group                     215,493
    4,459  Logica                               116,682
   18,425  Marconi                              198,091
   23,660  Reed International                   247,652
    8,310  Reuters Group                        140,786
   49,318  Shell Transport & Trading            404,861
  141,528  Vodafone Group                       519,544
    9,911  WPP Group                            129,230
----------------------------------------------------------------
                                              3,359,627
----------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  HONG KONG - 1.8%
    3,000  Cheung Kong Holdings             $    38,369
    2,900  Hang Seng Bank                        39,042
    8,600  Honda Motor                           20,895
    3,000  Hutchison Whampoa                     37,407
    7,500  Johnson Electric Holdings             11,540
    4,000  Sun Hung Kai Properties               39,875
       21  Sunevision Holdings*                       8
    3,500  Swire Pacific, Class A                25,243
    2,000  Television Broadcasts                 10,514
----------------------------------------------------------------
                                                222,893
----------------------------------------------------------------
  ITALY - 5.3%
    7,832  Assicurazione Generali               310,661
   13,439  Concessioni e Costruzioni
           Autostrade                            89,113
   10,667  Istituto Bancario San Paolo
           di Torino                            175,125
   35,278  Tecnost*                              96,673
----------------------------------------------------------------
                                                671,572
----------------------------------------------------------------
  JAPAN - 14.3%
    2,000  Ajinomoto                             25,968
    3,000  Bank of Tokyo                         29,824
    1,000  Canon                                 34,974
    2,000  Chugai Pharmaceutical                 33,226
    2,000  Dai Nippon Printing                   29,746
    1,000  Daikin Industries                     19,236
    2,000  Daiwa Securities                      20,862
        7  DDI                                   33,724
    2,000  Denso                                 43,193
      300  Fanuc                                 20,381
    1,500  Fuji Photo Film                       62,691
      200  Fuji Soft ABC                         12,888
    1,000  Fujitsu                               14,724
    1,300  Hitachi Credit                        24,722
    3,000  Kaneka                                28,355
    1,000  Kao                                   29,029
    2,000  Kirin Brewery                         17,889
    9,000  Kubota                                27,385
      400  Kyocera                               43,613
    1,000  Marui                                 15,083
      200  Matsushita Communication
           Industrial                            25,094
    2,000  Matsushita Electric                   47,740
    3,000  Mitsubishi                            22,086
    5,400  Mitsui Chemicals                      26,110
        7  Mizuho Holdings                       43,333
      400  Murata Manufacturing                  46,865
    1,000  NEC                                   18,274
    2,000  Nikko Securities Co. (The)            15,476
      100  Nintendo                              15,957
    2,000  Nippon Meat Packers                   27,210
    4,000  Nippon Mitsubishi Oil                 19,236
        7  Nippon Telegraph & Telephone          50,372
    3,000  Nissan Motor                          17,260

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Schedule of Investments continued
--------------------------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - Continued
  JAPAN - Continued
      900  Nissin Food Products             $    21,955
    1,000  Nomura Securities                     17,968
        3  NTT Data                              19,935
        4  NTT Mobile Communication
           Network                               68,899
    1,000  Olympus Optical                       17,269
    1,000  Omron                                 20,766
      400  Orix                                  40,080
      200  Rohm Company                          37,947
    5,000  Sakura Bank                           30,165
      500  Secom                                 32,570
    1,000  Shin-Etsu Chemical                    38,472
      200  SMC                                   25,706
      400  Sony                                  27,630
    4,000  Sumitomo Bank                         41,025
    7,000  Sumitomo Chemical                     34,703
    2,000  Sumitomo Electric Industries          32,771
    4,000  Sumitomo Trust & Banking              27,175
    1,000  Takara Shuzo Company Ltd.             17,452
    1,000  Takeda Chemical Industries            59,106
    1,000  Terumo                                21,859
    1,000  Tokyo Broadcasting System             29,553
      500  Tokyo Electric Power                  12,394
    4,000  Toshiba                               26,720
    2,428  Toyota Motor                          77,487
      500  WORLD                                 18,842
    1,000  Yamanouchi Pharmaceutical             43,193
    1,000  Yamato Transport                      18,361
----------------------------------------------------------------
                                              1,802,529
----------------------------------------------------------------
  NETHERLANDS - 8.6%
    3,411  Akzo Nobel                           182,915
    3,118  Fortis                               101,140
      998  Gucci Group                           86,545
    2,745  Ing Groep                            218,948
    8,667  Koninklijke KPN                       99,616
    7,453  Philips Electronics                  272,640
    1,599  Verenigde Nederlandse                 78,476
    5,940  World Online International*           43,715
----------------------------------------------------------------
                                              1,083,995
----------------------------------------------------------------
  SINGAPORE - 1.0%
    1,400  Chartered Semiconductor *              3,828
    2,000  DBS Group Holdings                    22,613
       69  Flextronics International*             1,965
    1,000  Overseas Chinese Banking               7,442
    6,100  Sembcorp Industries Ltd.               5,982
    2,000  Singapore Airlines Ltd.               19,844
    1,000  Singapore Press Holdings              14,768
    5,000  Singapore Tech Engineering             8,047
    9,300  Singapore Telecommunications          14,432
    8,100  Straits Steamship Land                12,850
    1,599  United Overseas Bank                  11,991
----------------------------------------------------------------
                                                123,762
----------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  SPAIN - 2.2%
   14,700  Banco Santander
           Central Hispano                  $   157,106
    7,417  Telefonica*                          122,381
----------------------------------------------------------------
                                                279,487
----------------------------------------------------------------
  SWEDEN - 1.8%
    9,549  Ericsson LM-B                        108,626
    7,190  Skandia Forsakrings                  116,790
----------------------------------------------------------------
                                                225,416
----------------------------------------------------------------
  SWITZERLAND - 6.2%
    1,002  ABB                                  106,638
       49  Nestle                               114,108
      101  Novartis                             178,268
       15  Roche Holding                        152,569
    1,457  Union Bank Of Switzerland            237,418
----------------------------------------------------------------
                                                789,001
----------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $12,731,546)                          $12,186,304
----------------------------------------------------------------
PREFERRED STOCKS - 0.7%
  GERMANY -  0.7%
      614  SAP, Preferred                        86,229
----------------------------------------------------------------
TOTAL PREFERRED STOCKS
(COST $100,290)                             $    86,229
----------------------------------------------------------------
WARRANTS - 0.0%
  FRANCE - 0.0%
      390  Banque Nationale
           de Paris, Warrants*                    2,658
----------------------------------------------------------------
TOTAL WARRANTS (COST $0)                    $     2,658
----------------------------------------------------------------
TOTAL INVESTMENTS AT VALUE - 97.2%
(COST $12,831,836) (A)                      $12,275,191
CASH AND OTHER ASSETS
NET OF LIABILITIES -  2.8%                      358,213
----------------------------------------------------------------
NET ASSETS - 100.0%                         $12,633,404
----------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $12,956,897 resulting in gross unrealized appreciation and depreciation of $762,984 and $1,444,690, respectively, and net unrealized depreciation of $681,706.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  INTERNATIONAL EQUITY FUND

Schedule of Investments continued
--------------------------------------------------------------------------------

Industry sector diversification of the International Equity Fund's investments as a percentage of net assets as of December 31, 2000 was as follows:

  Industry                                    Percentage
   Sector                                     Net Assets

Banking                                              14.6%
Pharmaceuticals                                       8.9%
Telephone Systems                                     8.0%
Communications                                        7.4%
Oil & Gas                                             6.9%
Insurance                                             6.8%
Commercial Services                                   6.6%
Media - Broadcasting & Publishing                     4.7%
Multiple Utilities                                    4.5%
Electronics                                           4.3%
Financial Services                                    4.1%
Beverages, Food & Tobacco                             3.5%
Electrical Equipment                                  2.7%
Chemicals                                             2.7%
Transportation                                        1.7%
Advertising                                           1.5%
Computer Software & Processing                        1.4%
Automotive                                            1.3%
Lodging                                               0.9%
Forest Products & Paper                               0.8%
Entertainment & Leisure                               0.8%
Textiles, Clothing & Fabrics                          0.8%
Heavy Machinery                                       0.7%
Mining                                                0.4%
Real Estate                                           0.4%
Industrial - Diversified                              0.2%
Medical Supplies                                      0.2%
Airlines                                              0.2%
Retailers                                             0.1%
Electric Utilities                                    0.1%
Other assets in excess of liabilities                 2.8%
----------------------------------------------------------
                                                    100.00%
----------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  VALUE PLUS FUND

Management Discussion and Analysis
--------------------------------------------------------------------------------
Value Plus Fund

The year 2000 reminded investors what volatility truly means. In March, the markets reached record highs and seemed to make everyone rich - then the bubble burst. The technology locomotive finally derailed with a vengeance. The technology-heavy NASDAQ Composite fell 39.2% for the year, 51% off its March high. Although the market struggled through late summer to regain some of its earlier losses, the fourth quarter once again found stock prices falling. The more diversified S&P 500 Index fell 9.1% for the full year. In another turn of events, value managers, such as Fort Washington Investment Advisors, outperformed growth managers by a very wide margin. In fact, the S&P Barra Value Index outperformed the S&P Barra Growth Index by the largest margin in 25 years -- 6.1% vs. -22.1%. The Touchstone Value Plus Fund's one year return of 1.91% was higher than the -9.1% return of the S&P 500 Index, but was lower than the S&P Barra Value Index, its other benchmark index. Negative returns for equities should be viewed in the context of the superior gains of recent years. For example, the S&P 500 Index returned in excess of 20% in each of the last five years and the NASDAQ Composite surged 86% in 1999. Discussing a long-term perspective is little consolation to investors who just recently committed to the stock market, but the poor returns in 2000 have significantly improved valuations and risk-return prospects for 2001.

As we enter a new year, investor focus has turned to the deteriorating U.S. economy and the implications this may present to the financial markets. The profit picture for corporate America has deteriorated mainly because the U.S. economy has slowed so dramatically. The looming risk is that business capital spending could come to a halt, which could lead to a scenario in which profits could fall precipitously. Couple this with weakening consumer confidence and the result is an environment that prompted the Federal Reserve to cut interest rates by 50 basis points in an off-cycle move. The question remains, was the Federal Reserve's action early enough to avert a hard landing or recession? We believe that the jury is still out on this issue. As a result, 2001 has started out with the dizzying volatility that investors have become accustomed to over the last several years.


                           TOUCHSTONE FAMILY OF FUNDS

Management Discussion and Analysis
--------------------------------------------------------------------------------
Value Plus Fund (continued)


[CHART DATA]

Average Annual Total Return

One Year
Ended
12/31/00
(4.0%)


Since
Inception
5/1/98
5.6%


Cumulative Total Return

Since Inception
5/1/98
15.7%

Total returns adjusted for maximum applicable sales charge.


GROWTH OF A $10,000 INVESTMENT - Class A Shares


            Touchstone         S&P                  S&P Barra
            Value Plus         500 Index            Value Index
            Fund A             (Major Index)        (Minor Index)

5/98        9525               10000                10000
6/98        9303               10405.9              10075.9
9/98        8134               9372.69              8774.65
12/98       9829               11367.4              10304.5
3/99        10208              11933.5              10598
6/99        11001              12774.5              11742.6
9/99        10046              11977.6              10659.2
12/99       11354              13758.9              11615.5
3/00        11156              14074                11642.6
6/00        11030              13700.3              11142.5
9/00        10954              13567.5              12124.7
12/00       11570              12506.8              12322.5


Past performance is not indicative of future performance.

Total Returns are adjusted for maximum applicable sales charges.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. Fund inception was October 3, 1994, and the initial public offering of Class C shares commenced on January 1, 1999.


                           TOUCHSTONE FAMILY OF FUNDS

  VALUE PLUS FUND

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                              December 31, 2000


                                                 Value
   Shares                                      (Note 1)

COMMON STOCKS - 93.5%
  ADVERTISING - 2.5%
   31,000  Interpublic Group
           of Companies (The)               $ 1,319,437
---------------------------------------------------------------
  AEROSPACE & DEFENSE - 2.1%
   22,500  Honeywell International            1,064,531
---------------------------------------------------------------
  AUTOMOTIVE - 1.8%
   21,700  Magna International, Class A         910,044
---------------------------------------------------------------
  BANKING - 9.1%
   26,700  Bank of America                    1,224,862
   41,900  Charter One Financial              1,209,862
   27,966  Citigroup                          1,428,014
   35,100  North Fork Bancorporation            862,144
---------------------------------------------------------------
                                              4,724,882
---------------------------------------------------------------
  BEVERAGES, FOOD & TOBACCO - 5.1%
   24,700  McCormick & Company                  890,744
   16,100  Pepsico                              797,956
   36,900  Ralston-Ralston Purina Group         964,012
---------------------------------------------------------------
                                              2,652,712
---------------------------------------------------------------
  BUILDING MATERIALS - 2.8%
   56,800  Masco                              1,459,050
---------------------------------------------------------------
  CHEMICALS - 1.3%
   13,500  Du Pont (E.I.) De Nemours            652,219
---------------------------------------------------------------
  COMMUNICATIONS - 0.3%
    4,100  Nortel Networks                      131,456
---------------------------------------------------------------
  COMPUTER SOFTWARE & PROCESSING - 3.6%
   48,500  Ceridian*                            966,969
   24,000  Computer Associates
           International                        468,000
    8,300  First Data                           437,306
---------------------------------------------------------------
                                              1,872,275
---------------------------------------------------------------
  COMPUTERS & INFORMATION - 7.4%
   34,800  Gateway*                             626,052
   12,600  Hewlett-Packard                      397,687
   13,400  International Business Machines    1,139,000
   37,450  Lexmark International
           Group, Class A*                    1,659,503
---------------------------------------------------------------
                                              3,822,242
---------------------------------------------------------------
  ELECTRICAL EQUIPMENT - 2.1%
    2,440  Agilent Technologies*                133,590
   12,100  Emerson Electric                     953,631
---------------------------------------------------------------
                                              1,087,221
---------------------------------------------------------------
  ELECTRONICS - 3.8%
    7,000  Applied Materials*                   267,312
   24,900  Intel                                762,562
   49,600  LSI Logic*                           847,664
    3,000  Micron Technology*                   106,500
---------------------------------------------------------------
                                              1,984,038
---------------------------------------------------------------
  ENERGY - 4.2%
   11,300  Cinergy                              396,912
   37,700  CMS Energy                         1,194,619
    8,800  Dominion Resources                   589,600
---------------------------------------------------------------
                                              2,181,131
---------------------------------------------------------------


                                                 Value
   Shares                                      (Note 1)

  FINANCIAL SERVICES - 7.5%
   17,200  Federal National
           Mortgage Association             $ 1,492,100
    3,300  Morgan Stanley Dean Witter           261,525
   31,000  USA Education                      2,108,000
---------------------------------------------------------------
                                              3,861,625
---------------------------------------------------------------
  FOREST PRODUCTS & PAPER - 1.9%
   31,500  Mead                                 988,313
---------------------------------------------------------------
  HEALTH CARE PROVIDERS - 0.2%
    6,200  Manor Care*                          127,875
---------------------------------------------------------------
  HEAVY MACHINERY - 2.0%
   25,300  Ingersoll-Rand                     1,059,438
---------------------------------------------------------------
  HOUSEHOLD PRODUCTS - 4.0%
   29,700  Kimberly-Clark                     2,099,493
---------------------------------------------------------------
  INDUSTRIAL - DIVERSIFIED - 2.5%
   23,000  Tyco International                 1,276,500
---------------------------------------------------------------
  INSURANCE - 1.7%
   12,800  MGIC Investment                      863,200
---------------------------------------------------------------
  MEDICAL SUPPLIES - 2.6%
   15,500  Baxter International               1,368,844
---------------------------------------------------------------
  OIL & GAS - 8.2%
   40,800  Conoco, Class A                    1,167,900
   12,400  Exxon Mobil                        1,078,025
    8,300  Schlumberger                         663,481
   26,500  Tosco                                899,344
    9,900  Transocean Sedco Forex               455,400
---------------------------------------------------------------
                                              4,264,150
---------------------------------------------------------------
  PHARMACEUTICALS - 5.4%
   14,200  Abbott Laboratories                  687,813
   12,900  Merck                              1,207,763
   15,500  Schering-Plough                      879,625
---------------------------------------------------------------
                                              2,775,201
---------------------------------------------------------------
  RETAILERS - 1.2%
   17,200  Federated Department Stores*         602,000
---------------------------------------------------------------
  TELEPHONE SYSTEMS - 7.6%
   18,100  Alltel                             1,130,119
   35,000  Broadwing*                           798,438
   19,600  SBC Communications                   935,900
   17,000  Verizon Communications               852,125
   16,500  Worldcom Inc.*                       231,000
---------------------------------------------------------------
                                              3,947,582
---------------------------------------------------------------
  TRANSPORTATION - 0.7%
   12,800  US Freightways                       385,000
---------------------------------------------------------------
  UTILITIES - 1.9%
   31,400  NiSource                             965,550
---------------------------------------------------------------
TOTAL COMMON STOCKS
(COST $46,493,311)                          $48,446,009
---------------------------------------------------------------

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  VALUE PLUS FUND

--------------------------------------------------------------------------------
Schedule of Investments continued


                                                 Value
                                               (Note 1)

TOTAL INVESTMENTS AT VALUE - 93.5%
(COST $46,493,311) (A)                      $48,446,009
CASH AND OTHER ASSETS
NET OF LIABILITIES - 6.5%                     3,372,057
---------------------------------------------------------------
NET ASSETS - 100.0%                         $51,818,066
---------------------------------------------------------------

Notes to the Schedule of Investments:
  *  Non-income producing security.
(a) The aggregate identified cost for federal income tax purposes is $46,737,866, resulting in gross unrealized appreciation and depreciation of $5,999,968 and $4,291,825, respectively, and net unrealized appreciation of $1,708,143.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
                                                               December 31, 2000

                                                                                         TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                                          EMERGING   INTERNATIONAL     VALUE
                                                                                           GROWTH       EQUITY         PLUS
                                                                                            FUND         FUND          FUND
Assets:
Investments, at value (Note 1)(a)                                                       $18,733,820   $12,275,191  $48,446,009
Cash                                                                                      2,073,196       316,586    3,523,475
Foreign currency (b)                                                                             --         4,593           --
Receivables for:
   Investments sold                                                                              --        33,555           --
   Fund shares sold                                                                         254,046       105,218       21,203
   Dividends                                                                                 13,790         6,316       50,345
   Miscellaneous                                                                              3,564            --        1,002
   Foreign tax reclaims                                                                          --        11,729        4,744
   Interest receivables                                                                      14,009         1,847       25,056
-----------------------------------------------------------------------------------------------------------------------------------
         Total assets                                                                    21,092,425    12,755,035   52,071,834
-----------------------------------------------------------------------------------------------------------------------------------
Liabilities:
Payable for:
   Investments purchased                                                                    233,879        23,949           --
   Fund shares redeemed                                                                       2,944        27,037        1,747
   Distributions payable                                                                         --            --          380
Payable to Investment Advisor (Note 3)                                                       41,679        25,480      192,484
Other accrued expenses                                                                       44,675        45,165       59,157
-----------------------------------------------------------------------------------------------------------------------------------
         Total liabilities                                                                  323,177       121,631      253,768
-----------------------------------------------------------------------------------------------------------------------------------
Net assets (c)                                                                          $20,769,248   $12,633,404  $51,818,066
-----------------------------------------------------------------------------------------------------------------------------------
Computation of Net Asset Value, Redemption Value and Offering Price per Share:
Net assets - Class A                                                                    $15,303,602   $ 7,654,168  $49,807,411
Shares outstanding - Class A                                                                853,285       759,559    4,637,202
Net asset value and redemption price per share - Class A                                $     17.93   $     10.08  $     10.74
Offering price per share - Class A (d)                                                  $     19.02   $     10.69  $     11.40
Net assets - Class C                                                                    $ 5,465,646   $ 4,979,236  $ 2,010,655
Shares outstanding - Class C                                                                323,929       520,365      191,443
Net asset value - Class C                                                               $     16.87   $      9.57  $     10.50
Offering price per share - Class C (d)(e)                                               $     17.08   $      9.69  $     10.63
-----------------------------------------------------------------------------------------------------------------------------------
(a)  Cost of investments of:                                                            $13,742,716   $12,831,836  $46,493,311
(b)  Cost of foreign currency of:                                                       $        --   $   3,585    $        --
(c)  See the Statement of Changes in Net Assets for components of net assets.
(d)  The offering price per share is calculated as follows: Net Asset Value Per Share/(1-maximum sales load).
(e)  Redemption price per share varies by length of time shares are held

The accompanying notes are an integral part of the financial statements.



                           TOUCHSTONE FAMILY OF FUNDS
                                       16

  TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
                                            For the Year Ended December 31, 2000

                                                                                         TOUCHSTONE   TOUCHSTONE    TOUCHSTONE
                                                                                          EMERGING   INTERNATIONAL     VALUE
                                                                                           GROWTH       EQUITY         PLUS
                                                                                            FUND         FUND          FUND
Investment Income
(Note 1):
   Interest income                                                                       $   90,032   $    11,087   $  115,189
   Dividend income (a)                                                                       96,275       161,765      669,153
----------------------------------------------------------------------------------------------------------------------------------
         Total investment income                                                            186,307       172,852      784,342
----------------------------------------------------------------------------------------------------------------------------------
Expenses:
   Investment advisory fees (Note 3)                                                        135,631       133,774      324,524
   Sponsor fees (Note 3)                                                                     33,908        28,162       86,540
   Custody, administration and fund accounting fees                                          83,161       165,690       98,093
   Transfer agent fees                                                                       59,169        55,989       49,396
   Registration fees                                                                         28,578        28,109       33,344
   Professional fees                                                                          7,720         6,251       12,419
   Printing fees                                                                              7,214         5,216        9,163
   Trustee fees                                                                               3,253         2,187        4,960
   Distribution fees - Class A                                                               30,638        21,383      105,303
   Distribution fees - Class C                                                               46,829        56,756       14,437
   Amortization of organization costs                                                            17            --           --
   Miscellaneous                                                                                538         1,223       13,720
----------------------------------------------------------------------------------------------------------------------------------
         Total expenses                                                                     436,656       504,740      751,899
         Sponsor waiver                                                                     (33,908)      (28,163)     (86,540)
         Reimbursement or waiver from Investment Advisor (Note 5)                          (113,774)     (209,033)     (92,399)
----------------------------------------------------------------------------------------------------------------------------------
         Net expenses                                                                       288,974       267,544      572,960
----------------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                               (102,667)      (94,692)     211,382
----------------------------------------------------------------------------------------------------------------------------------
Realized and unrealized gain (loss): Net realized gain (loss) on:
   Investments                                                                            2,633,105     1,309,938    1,307,439
   Foreign currency transactions                                                                 --       (49,305)          --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          2,633,105     1,260,633    1,307,439
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                                            1,456,243    (4,196,331)     (33,193)
   Foreign currency translations                                                                 --         1,622           --
----------------------------------------------------------------------------------------------------------------------------------
                                                                                          1,456,243    (4,194,711)     (33,193)
----------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss):                                                  4,089,348    (2,934,078)   1,274,246
----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                          $3,986,681   $(3,028,770)  $1,485,628
----------------------------------------------------------------------------------------------------------------------------------
   (a)   Net of foreign tax withholding of:                                                 $    --   $    21,624    $   6,372


The accompanying notes are an integral part of the financial statements.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

STATEMENTS OF CHANGES AND NET ASSETS
--------------------------------------------------------------------------------

                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE VALUE
                                                       GROWTH FUND              EQUITY FUND               PLUS FUND
                                               ------------------------  -------------------------  ----------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                    YEAR        YEAR         YEAR         YEAR         YEAR        YEAR
                                                    ENDED       ENDED        ENDED        ENDED        ENDED       ENDED
                                                DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                                                    2000        1999         2000         1999         2000        1999
Operations:
   Net investment income (loss)               $   (102,667)$   (104,518) $  (94,692)  $  (47,964)  $  211,382   $  21,281
   Net realized gain (loss)                      2,633,105    2,394,962   1,260,633    2,764,463    1,307,439   2,709,639
Net change in unrealized appreciation
         (depreciation)                          1,456,243    2,521,564  (4,194,711)   1,712,851      (33,193)  1,607,624
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets
   resulting from operations                     3,986,681    4,812,008  (3,028,770)   4,429,350    1,485,628   4,338,544
-----------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders from:
   Net investment income
         Class A                                        --           --     (97,567)     (16,101)    (202,845)    (33,255)
         Class C                                        --           --     (27,553)          --           --          --
   Realized capital gains
         Class A                                (2,082,184)  (1,429,950) (1,752,813)    (690,064)  (3,732,225)   (638,617)
         Class C                                  (828,095)    (532,042) (1,200,991)    (511,346)    (165,154)    (11,183)
   Distributions in excess of net investment income
         Class A                                        --           --          --      (14,483)          --          --
         Class C                                        --           --          --           --           --          --
   Return of capital distributions
         Class A                                        --           --      (6,803)          --     (963,481)         --
         Class C                                        --           --      (1,921)          --      (40,719)         --
-----------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions            (2,910,279)  (1,961,992) (3,087,648)  (1,231,994)  (5,104,424)   (683,055)
-----------------------------------------------------------------------------------------------------------------------------
Share transactions:
   Capital contribution - Class C                       --    3,284,020          --    5,226,105           --     318,185
   Proceeds from shares sold                    21,288,916    1,738,718  13,345,793    1,242,946    9,970,874   1,447,308
   Issued from fund acquisition (Note 6)                --           --          --           --   29,566,203          --
   Reinvestment of dividends
         and distributions                       2,764,493    1,716,110   3,077,066    1,227,418    5,052,287     674,160
   Cost of shares redeemed                     (19,068,264)  (3,216,309)(13,191,204)  (2,251,174) (21,508,503)   (806,675)
-----------------------------------------------------------------------------------------------------------------------------
   Net increase (decrease)
         from share transactions                 4,985,145    3,522,539   3,231,655    5,445,295   23,080,861   1,632,978
-----------------------------------------------------------------------------------------------------------------------------
   Total increase (decrease) in net assets       6,061,547    6,372,555  (2,884,763)   8,642,651   19,462,065   5,288,467
-----------------------------------------------------------------------------------------------------------------------------
Net Assets:
   Beginning of period                          14,707,701    8,335,146  15,518,167    6,875,516   32,356,001  27,067,534
-----------------------------------------------------------------------------------------------------------------------------
   End of period                               $20,769,248  $14,707,701 $12,633,404  $15,518,167  $51,818,066 $32,356,001
-----------------------------------------------------------------------------------------------------------------------------
Net Assets consist of:
   Paid-in capital                             $15,887,398  $10,901,854 $13,670,151  $10,442,829  $50,109,923 $27,595,607
   Undistributed (distributions in excess of)
         net investment income                         511           --      (9,395)      35,589           --          --
   Accumulated net realized gain (loss)           (109,765)     270,986    (471,484)   1,400,906     (244,555)  1,433,331
   Net unrealized appreciation
         (depreciation)                          4,991,104    3,534,861    (555,868)   3,638,843    1,952,698   3,327,063
-----------------------------------------------------------------------------------------------------------------------------
   Net assets applicable to
         shares outstanding                    $20,769,248  $14,707,701 $12,633,404  $15,518,167  $51,818,066 $32,356,001
-----------------------------------------------------------------------------------------------------------------------------


The accompanying notes are an integral part of the financial statements.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Class A
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                    TOUCHSTONE EMERGING GROWTH FUND
                                                                    ---------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                             ENDED     ENDED     ENDED      ENDED     ENDED
                                                                           12/31/00  12/31/99  12/31/98   12/31/97  12/31/96
Net asset value, beginning of period                                       $ 16.96    $ 13.40    $13.85    $11.55    $11.52
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                 (0.06)     (0.09)    (0.04)    (0.03)     0.01
Net realized and unrealized gain (loss) on investments                        4.16       6.18      0.37      3.71      1.20
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                           4.10       6.09      0.33      3.68      1.21
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions to shareholders from:
   Net investment income                                                        --         --        --        --     (0.01)
   Realized capital gains                                                    (3.13)     (2.53)    (0.78)    (1.38)    (1.17)
   Return of capital                                                            --         --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                         (3.13)     (2.53)    (0.78)    (1.38)    (1.18)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                             $ 17.93    $ 16.96    $13.40    $13.85    $11.55
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                             25.92%     45.85%     2.57%    32.20%    10.56%
Ratios and supplemental data:
Net assets at end of period (000s)                                         $15,304    $10,743    $8,335    $4,949    $2,873
Ratios to average net assets:
   Expenses (b)                                                               1.50%      1.50%     1.50%     1.50%     1.50%
   Net investment income (loss)                                              (0.40)%    (0.66)%   (0.41)%   (0.30)%   (0.12)%
Portfolio turnover                                                              98%        97%       78%      101%      117%
-----------------------------------------------------------------------------------------------------------------------------------
(a)The return is calculated without the effects of a sales charge.
   Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(b)If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                              2.37%      3.29%     4.11%     5.94%     6.58%



The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

Financial Highlights continued
--------------------------------------------------------------------------------
Class A - continued
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                 TOUCHSTONE INTERNATIONAL EQUITY FUND
                                                                    ---------------------------------------------------------------
                                                                            FOR THE   FOR THE   FOR THE    FOR THE   FOR THE
                                                                             YEAR      YEAR      YEAR       YEAR      YEAR
                                                                             ENDED     ENDED     ENDED      ENDED     ENDED
                                                                           12/31/00  12/31/99  12/31/98   12/31/97  12/31/96

Net asset value, beginning of period                                        $16.52     $12.89    $11.41    $10.63    $ 9.58
-----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                 --         --         0.00(c)   0.02      0.05
Net realized and unrealized gain (loss) on investments                       (3.18)      5.06      2.27      1.64      1.06
-----------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                          (3.18)      5.06      2.27      1.66      1.11
-----------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions to shareholders from:
   Net investment income                                                     (0.18)     (0.06)    (0.05)    (0.02)    (0.06)
   Realized capital gains                                                    (3.08)     (1.37)    (0.74)    (0.86)       --
   Return of capital                                                          0.00(c)      --        --        --        --
-----------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                         (3.26)     (1.43)    (0.79)    (0.88)    (0.06)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $10.08     $16.52    $12.89    $11.41    $10.63
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (a)                                                            (19.16)%    39.50%    19.94%    15.57%    11.61%
Ratios and supplemental data:
Net assets at end of period (000s)                                          $7,654     $9,043    $6,876    $4,761    $3,449
Ratios to average net assets:
   Expenses (b)                                                               1.60%      1.60%     1.60%     1.60%     1.60%
   Net investment income (loss)                                              (0.37)%    (0.08)%   (0.03)%    0.17%     0.42%
Portfolio turnover                                                             128%       155%      138%      151%       86%
-----------------------------------------------------------------------------------------------------------------------------------
(a)The return is calculated without the effects of a sales charge.
   Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(b)If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                              3.27%      4.11%     5.18%     7.07%     6.63%
(c)Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

Financial Highlights continued
--------------------------------------------------------------------------------
Class A - continued
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                                                                 TOUCHSTONE VALUE PLUS FUND
                                                                                          --------------------------------------
                                                                                                FOR THE    FOR THE   FOR THE
                                                                                                 YEAR       YEAR     PERIOD
                                                                                                 ENDED      ENDED   ENDED (A)
                                                                                               12/31/00   12/31/99  12/31/98

Net asset value, beginning of period                                                            $ 11.77   $ 10.41   $ 10.00
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                                                                       0.06      0.01      0.02
Net realized and unrealized gain (loss) on investments                                             0.12      1.60      0.41
--------------------------------------------------------------------------------------------------------------------------------
   Total from investment operations                                                                0.18      1.61      0.43
--------------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions to shareholders from:
   Net investment income                                                                          (0.06)    (0.01)    (0.02)
   Realized capital gains                                                                         (0.92)    (0.24)       --
   Return of capital                                                                              (0.23)       --      0.00(f)
--------------------------------------------------------------------------------------------------------------------------------
   Total dividends and distributions                                                              (1.21)    (0.25)    (0.02)
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                  $ 10.74   $ 11.77   $ 10.41
--------------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                                                                   1.91%    15.51%     4.29%(d)
Ratios and supplemental data:
Net assets at end of period (000s)                                                              $49,807   $31,808   $27,068
Ratios to average net assets:
   Expenses (c)                                                                                    1.30%     1.30%     1.30%(e)
   Net investment income (loss)                                                                    0.51%     0.08%     0.25%(e)
Portfolio turnover                                                                                   83%       60%       34%
--------------------------------------------------------------------------------------------------------------------------------
(a)The Fund commenced operations on May 1, 1998.
(b)The return is calculated without the effects of a sales charge.
   Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(c)If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                                                                      1.71%     2.02%     2.25%(e)
(d)      Total return is not annualized.
(e)      Ratios are annualized.
(f)      Amount rounds to less than $0.01.

The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE FAMILY OF FUNDS

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Class C
SELECTED DATA FOR A SHARE OUTSTANDING:

                                                  TOUCHSTONE EMERGING    TOUCHSTONE INTERNATIONAL     TOUCHSTONE VALUE
                                                       GROWTH FUND              EQUITY FUND               PLUS FUND
                                               ---------------------------------------------------------------------------------
                                                   FOR THE     FOR THE      FOR THE      FOR THE      FOR THE     FOR THE
                                                 YEAR ENDED  YEAR ENDED   YEAR ENDED   YEAR ENDED   YEAR ENDED  YEAR ENDED
                                                DECEMBER 31,DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,DECEMBER 31,
                                                    2000      1999 (A)       2000       1999 (A)       2000      1999 (A)

Net asset value, beginning of period               $16.29       $13.04      $15.92       $12.51       $11.48      $10.26
-----------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income (loss)                        (0.17)       (0.19)      (0.11)       (0.11)       (0.02)      (0.07)
Net realized and unrealized gain
   (loss) on investments                             3.88         5.97       (3.08)        4.89         0.19        1.53
-----------------------------------------------------------------------------------------------------------------------------
         Total from investment operations            3.71         5.78       (3.19)        4.78         0.17        1.46
-----------------------------------------------------------------------------------------------------------------------------
Less dividends and distributions
     to shareholders from:
   Net investment income                               --           --       (0.08)          --           --          --
   Realized capital gains                           (3.13)       (2.53)      (3.08)       (1.37)       (0.92)      (0.24)
   Return of capital                                   --           --        0.00(d)        --        (0.23)         --
-----------------------------------------------------------------------------------------------------------------------------
Total dividends and distributions                   (3.13)       (2.53)      (3.16)       (1.37)       (1.15)      (0.24)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                     $16.87       $16.29      $ 9.57       $15.92       $10.50      $11.48
-----------------------------------------------------------------------------------------------------------------------------
Total Return (b)                                    24.58%       44.86%     (20.00)%      38.44%        1.87%      14.24%
Ratios and supplemental data:
Net assets at end of period (000s)                 $5,466       $3,964      $4,979       $6,475       $2,011      $  548
Ratios to average net assets:
   Expenses (c)                                      2.25%        2.25%       2.35%        2.35%        2.05%       2.05%
   Net investment income (loss)                     (1.15)%      (1.41)%     (1.13)%      (0.81)%      (0.21)%     (0.65)%
Portfolio turnover                                     98%          97%        128%         155%          83%         60%
-----------------------------------------------------------------------------------------------------------------------------
(a)  The class commenced operations on January 1, 1999.
(b)  The return is calculated without the effects of a sales charge.
     Total returns would have been lower had certain expenses not been reimbursed or waived during the period shown. (Note 5)
(c)  If the waiver and reimbursement had not been in place for the periods listed, the ratios of expenses to average net assets would have been as follows:
                                                     3.12%        4.03%        4.02%       4.86%        2.46%       2.76%
(d)  Amount rounds to less than $0.01.


The accompanying notes are an integral part of the financial statements.

                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                               December 31, 2000

1. Organization and Significant Accounting Policies
Touchstone Emerging Growth Fund ("Emerging Growth Fund"), Touchstone International Equity Fund ("International Equity Fund") and Touchstone Value Plus Fund ("Value Plus Fund") are each a separate series of Touchstone Strategic Trust ("Strategic Trust"), formerly Countrywide Strategic Trust, a group of 8 equity mutual funds. The Strategic Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended ("the Act"), as an open-end management investment company. The Trust was organized as a Massachusetts business trust under Declarations of Trust dated December 7, 1980. The Emerging Growth Fund, International Equity Fund and Value Plus Fund (each a "Fund" and collectively, the "Funds") each have distinct investment objectives and policies.

Prior to May 1, 2000, the Funds were part of the Touchstone Series Trust ("Series Trust"), a Massachusetts business trust organized on February 7, 1994 and registered under the Act as an open-end management investment company. Effective May 1, 2000, the Emerging Growth Fund, International Equity Fund and Value Plus Fund were merged into separate series of the Strategic Trust.

Each Fund is divided into two classes of shares: Class A shares ("Class A shares") and Class C shares ("Class C shares"). Each class of shares charges a different sales charge and distribution or service fees. The amount of the sales charges and other fees that the investor will pay will depend on which class of shares that the investor owns.

As of December 31, 2000, Touchstone Advisors, Inc., an indirect subsidiary of the Western-Southern Life Assurance Company ("Western-Southern"), and Western-Southern together owned 23.46%, 55.42%, 33.13% of the outstanding Class A shares and 58.28%, 79.34%, 26.20%, of the outstanding Class C shares of the Emerging Growth Fund, International Equity Fund and Value Plus Fund, respectively.

The accounting policies are in conformity with generally accepted accounting principles ("GAAP") for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the related amounts and disclosures in the financial statements. Actual results could differ from these estimates.

The following is a summary of the significant accounting policies of the Funds.

INVESTMENT VALUATION. Securities for which market quotations are readily available are valued at the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price in the over-the-counter market. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Debt securities are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Securities or other assets for which market quotations are not readily available are valued at fair value in good faith under consistently applied procedures established by the trustees of the Trust. Such procedures include the use of independent pricing services, which use prices based upon yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. All portfolio securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

Notes to Financial Statements continued
--------------------------------------------------------------------------------

In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Emerging Growth Fund, International Equity Fund and Value Plus Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

FOREIGN CURRENCY VALUE TRANSLATION. The accounting records of the Funds are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of these securities, but are included with net realized and unrealized gain or loss on investments.

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date has passed are recorded as soon as the Trust is informed of the ex-dividend date. Interest income, which includes the amortization of premium and accretion of discount, if any, is recorded on an accrual basis. Dividend and interest income is recorded net of foreign taxes where recovery of such taxes is not assured.

DIVIDENDS AND DISTRIBUTIONS. Substantially all of the net investment income of the Value Plus Fund is declared as dividends and paid quarterly. Substantially all of the net investment income of the Emerging Growth Fund and International Equity Fund is declared as dividends and paid annually. Distributions to shareholders of net realized capital gains, if any, are declared and paid annually. Dividends and distributions are recorded on the ex-dividend date and are reinvested at net asset value.

Income and realized capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences, which may result in distribution reclassifications, are primarily due to non-deductible organization costs, passive foreign investment companies, foreign currency transactions, losses deferred due to wash sales, and excise tax regulations.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid-in capital. Undistributed net investment income and accumulated net realized gain or loss from the Funds may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following as capital gain dividends for the year ended December 31, 2000, of which 100% represents gains to be taxed at a 20% rate:

                                                               Capital Gains
                                                                 Dividend

              Emerging Growth Fund                             $3,932,346
              International Equity Fund                         1,540,203
              Value Plus Fund                                   3,314,839

FEDERAL TAXES. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. Each Fund's policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its income, and net realized capital gains, if any, within the prescribed time periods. Therefore, no provision has been made for federal income taxes. It is intended that each Fund's assets will be managed in such a way that the Fund will be able to satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

WRITTEN OPTIONS. Each Fund may enter into written option agreements. The premium received for a written option is recorded as a liability. The liability is marked-to-market based on the option's quoted daily settlement price. When an option expires or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased.

FORWARD FOREIGN CURRENCY AND SPOT CONTRACTS. Each Fund may enter into forward foreign currency and spot contracts to protect securities and related receivables and payables against fluctuations in foreign currency rates. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate.

Risks associated with such contracts include the movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. The market value of the contract will fluctuate with changes in currency exchange rates. Contracts are valued daily based on procedures established by and under the general supervision of the trustees of the Trust and the change in the market value is recorded by the Funds as unrealized appreciation and depreciation of forward foreign currency contracts. As of December 31, 2000, no Fund held open forward foreign currency or spot contracts.

REPURCHASE AGREEMENTS. Each Fund may invest in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the commitment that they will be repurchased by the seller at a fixed price on an agreed upon date. Each Fund may enter into repurchase agreements with banks or lenders meeting the creditworthiness standards established by the trustees of the Trust. The Fund, through its custodian, receives as collateral, delivery of the underlying securities, whose market value is required to be at least 102% of the resale price at the time of purchase. The resale price reflects the


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements continued

purchase price plus an agreed upon rate of interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred.

SECURITY TRANSACTIONS. Securities transactions are recorded on a trade date basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

EXPENSES. Expenses incurred by the Trust with respect to any two or more Funds in the Trust are prorated to each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly. Expenses directly attributable to a Fund are charged to that Fund. Expenses directly attributable to a class are charged to that class. Other expenses of each Fund are further allocated to each class of shares based on their relative net asset values.

2. Risks Associated with Foreign Investments
Some of the Funds may invest in securities of foreign issuers. Investing in securities issued by companies whose principal business activities are outside the U.S. may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the U.S., and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers, and issuers than in the U.S.

3. Transactions with Affiliates
INVESTMENT ADVISOR. The Trust has an investment advisory agreement with Touchstone Advisors, Inc. (the "Advisor"). Under the terms of the investment advisory agreements, each Fund pays an investment advisory fee that is computed daily and paid monthly. For the twelve months ended December 31, 2000, each Fund incurred the following investment advisory fees equal on an annual basis to the following percentages of the average daily net assets of the Fund.

           Emerging  International   Value
            Growth      Equity       Plus
             Fund        Fund        Fund
Rate         0.80%       0.95%       0.75%
--------------------------------------------------------------------------------

Subject to review and approval by the Board of Trustees, the Advisor may enter into certain sub-advisory agreements for the investment advisory services in connection with the management of each of the Funds. The Advisor pays each sub-advisor a fee for services provided using an annual rate, as specified below, that is computed daily and paid monthly based on average daily net assets. As of December 31, 2000, the following sub-advisory agreements were in place:


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

Emerging Growth Fund
David L. Babson & Company, Inc.                0.50%
Westfield Capital Management Company, Inc.     0.45% on the first $10 million
                                               0.40% on the next $40 million
                                               0.35% thereafter
International Equity Fund
Credit Suisse Asset Management LLC             0.85% on the first $30 million
                                               0.80% on the next $20 million
                                               0.70% on the next $20 million
                                               0.60% thereafter
Value Plus Fund
Fort Washington Investment Advisors, Inc.      0.45%


DISTRIBUTION AND SERVICE PLAN. Under the Distribution and Service Plans of the Trust, in accordance with Rule 12b-1 under the Act, the Trust retains Touchstone Securities, Inc. ("Distributor"), an indirect subsidiary of Western-Southern, as a service agent of the Trust and as the principal underwriter of the shares of each Fund. Under the Distribution Plan, Class C shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 1.00% of the average daily net assets of the Fund to finance activity that is principally intended to result in the sale of Class C shares of the Fund. Under the Service Plan, Class A shares and Class C shares of each Fund pay a fee to the Distributor in an amount computed at an annual rate of 0.25% of the average daily net assets of the Fund for the provision of certain services to the holders of Class A shares and Class C shares.

SPONSOR. The Trust, on behalf of each Fund, has entered into Sponsor Agreements with the Advisor. The Advisor provides oversight of the various service providers to the Trust, including the Trust's administrator, custodian and transfer agent. The Advisor receives a fee from each Fund equal on an annual basis to 0.20% of the average daily net assets of that Fund. The Advisor waived all fees under the Sponsor Agreement through December 31, 2000. The Advisor also agreed to continue to waive all fees, as described in Note 5, until December 31, 2001 as needed to maintain each Fund's expenses at a set level. The Sponsor Agreements may be terminated by the Sponsor, the Board of Trustees or the vote of a majority of the outstanding voting securities of each fund on not less than 30 days prior written notice.

TRUSTEES. Each trustee who is not an "interested person" (as defined in the Act) of the Trust receives an aggregate of $5,000 annually plus $1,000 per meeting attended, as well as reimbursement for reasonable out-of-pocket expenses from the Strategic Trust, and other Trusts in the Touchstone Family of Funds. For the twelve months ended December 31, 2000, the Funds included in this report from the Trust incurred $10,400 in trustee fees which was prorated to each Fund.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements continued

4. Purchases and Sales of Investment Securities
Investment transactions (excluding purchases and sales of U.S. government agency obligations and short-term investments) for the twelve months ended December 31, 2000 were as follows:

                                                         Proceeds from Sales
                            Cost of Purchases              and Maturities
Emerging Growth Fund            $15,881,885                  $15,150,444
International Equity Fund        17,658,840                   17,800,183
Value Plus Fund                  33,447,836                   48,931,508

Restricted securities may be difficult to dispose of and involve time-consuming negotiation and expense. Prompt sale of these securities may involve the seller taking a discount to the security's stated market value. As of December 31, 2000, no Fund held restricted securities.

5. Expense Reimbursements
The Sponsor has agreed to waive fees and reimburse each Fund so that, following such reimbursement, the aggregate total operating expenses (excluding interest, taxes, brokerage commissions and extraordinary expenses) of each Fund are not greater, on an annual basis, than the percentage of average daily net assets of the Fund listed below. The resulting aggregate amount of reimbursement to each Fund for the twelve months ended December 31, 2000 is shown below.

                                       Emerging International  Value
                                        Growth     Equity      Plus
                                         Fund       Fund       Fund

Expense Limit - Class A                  1.50%      1.60%      1.30%
Expense Limit - Class C                  2.25%      2.35%      2.05%
Aggregate Amount of
Reimbursement and Waiver to Fund       $147,682   $237,196   $178,939
--------------------------------------------------------------------------------

6. Fund Mergers and Terminations
On February 15, 2000, the Board of Trustees of the Series Trust approved an Agreement and Plan of Reorganization ("CST Agreement") between the Series Trust and the Strategic Trust. Pursuant to the CST Agreement, Emerging Growth Fund ("Old Emerging Growth Fund") and International Equity Fund ("Old International Equity Fund") of Series Trust were merged into separate series of the Strategic Trust. In addition, Value Plus Fund ("Old Value Plus Fund") and Touchstone Growth & Income Fund ("Growth & Income Fund") of Series Trust merged into the Touchstone Value Plus Fund ("New Value Plus Fund") of the Strategic Trust.

The mergers described above were approved by shareholders of each Fund at special meetings of shareholders held on April 19, 2000.

Pursuant to the CST Agreement described above, on May 1, 2000, New Value Plus Fund acquired all of the assets and assumed liabilities of Old Value Plus Fund and Growth & Income Fund, in an exchange for Class A shares and Class C shares of New Value Plus Fund.

Pursuant to the CSTAgreement described above, on May 1, 2000, International Equity Fund acquired all of the assets and assumed liabilities of Old International Equity Fund, in an exchange for Class A shares and Class C shares.


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

Pursuant to the CSTAgreement described above, on May 1, 2000, Emerging Growth Fund acquired all of the assets and assumed liabilities of Old Emerging Growth Fund, in an exchange for Class A shares and Class C shares.

The above acquisitions were accomplished by a tax-free exchange of shares of each respective fund. The value of assets acquired, number of shares issued, unrealized gain or loss acquired and the aggregate net assets of each Fund immediately after the acquisition are as follows:


                                          Value of        Number of      Unrealized      Net Assets
Acquiring Fund       Acquired Fund       Net Assets        Shares          Gain or          After
of Strategic Trust  of Series Trust       Acquired         Issued          (Loss)        Acquisition
--------------      ---------------     ------------    -------------   -------------   -------------
 Emerging            Old Emerging
 Growth Fund          Growth Fund      $21,922,346       1,233,880       $2,831,406    $21,922,346

                         Old
 International       International
 Equity Fund          Equity Fund       14,619,896         960,029        1,083,108     14,619,896

 New Value            Old Value
 Plus Fund             Plus Fund        34,415,946       2,962,931        1,629,658     63,982,156

 New Value             Growth &
 Plus Fund            Income Fund      $29,566,203       2,548,492     $(1,341,172)    $63,982,156



                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST

--------------------------------------------------------------------------------
Notes to Financial Statements continued

8. Capital Share Transactions

Transactions in capital stock were as follows for the following periods and classes of each Fund:


Touchstone Emerging Growth Fund
                                                     Year Ended                   Year Ended
                                                  December 31, 2000           December 31, 1999
                                              Shares           Amount      Shares            Amount

Shares Outstanding (Class A):
   Shares sold                              829,329      $ 15,411,243     97,013      $  1,411,794
   Reinvestment of dividends
     and distributions                      118,281         1,942,134     71,583         1,184,076
--------------------------------------------------------------------------------------------------------------
                                            947,610        17,353,377    168,596         2,595,870
   Shares redeemed                         (727,871)      (13,666,177)  (157,019)       (2,291,937)
--------------------------------------------------------------------------------------------------------------
   Net increase                             219,739       $ 3,687,200     11,577       $   303,933
--------------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                              324,547       $ 5,877,673     23,001        $  326,924
   Reinvestment of dividends
     and distributions                       53,276           822,359     33,503           532,034
--------------------------------------------------------------------------------------------------------------
                                            377,823         6,700,032     56,504           858,958
   Shares redeemed                         (297,286)       (5,402,087)   (64,997)         (924,372)
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                   80,537       $ 1,297,945     (8,493)        $ (65,414)
--------------------------------------------------------------------------------------------------------------

Touchstone International Equity Fund
                                                     Year Ended                   Year Ended
                                                  December 31, 2000           December 31, 1999
                                              Shares           Amount      Shares            Amount

Shares Outstanding (Class A):
   Shares sold                              546,220     $   8,319,693     70,684        $  940,653
   Reinvestment of dividends
     and distributions                      183,564         1,846,763     44,305           716,077
--------------------------------------------------------------------------------------------------------------
                                            729,784        10,166,456    114,989         1,656,730
   Shares redeemed                         (517,611)       (7,927,071)  (100,888)       (1,381,046)
--------------------------------------------------------------------------------------------------------------
   Net increase                             212,173       $ 2,239,385     14,101        $  275,684
--------------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                              330,895     $   5,026,100     23,528       $   302,293
   Reinvestment of dividends
     and distributions                      128,829         1,230,303     32,842           511,341
--------------------------------------------------------------------------------------------------------------
                                            459,724         6,256,403     56,370           813,634
   Shares redeemed                         (346,095)       (5,264,133)   (67,408)         (870,128)
--------------------------------------------------------------------------------------------------------------
   Net increase (decrease)                  113,629        $  992,270    (11,038)    $     (56,494)
--------------------------------------------------------------------------------------------------------------

Touchstone Value Plus Fund
                                                     Year Ended                   Year Ended
                                                  December 31, 2000           December 31, 1999
                                              Shares           Amount      Shares            Amount

Shares Outstanding (Class A):
   Shares sold                              857,938     $   9,711,167     88,299        $  988,307
   Issued from Fund acquisition           2,390,857        27,781,765         --                --
   Reinvestment of dividends
     and distributions                      458,243         4,853,721     56,984           663,608
--------------------------------------------------------------------------------------------------------------
                                          3,707,038      $ 42,346,653    145,283         1,651,915
   Shares redeemed                       (1,772,374)      (20,873,306)   (43,587)         (508,020)
--------------------------------------------------------------------------------------------------------------
   Net increase                           1,934,664     $  21,473,347    101,696      $  1,143,895
--------------------------------------------------------------------------------------------------------------
Shares Outstanding (Class C):
   Shares sold                               23,370           259,707     43,709        $  459,000
   Issued from Fund acquisition             157,635         1,784,438         --                --
   Reinvestment of dividends
     and distributions                       19,144           198,566        928            10,553
--------------------------------------------------------------------------------------------------------------
                                            200,149         2,242,711     44,637           469,553
   Shares redeemed                          (56,469)         (635,197)   (27,892)         (298,655)
--------------------------------------------------------------------------------------------------------------
   Net increase                             143,680     $   1,607,514     16,745       $   170,898
--------------------------------------------------------------------------------------------------------------


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST
--------------------------------------------------------------------------------

9. Federal Tax Information (unaudited)
From November 1, 2000 to December 31, 2000, the following Funds incurred the following net losses. The Funds intend to elect to defer these losses and treat them as arising on January 1, 2001:

                                                                  Amount

              Emerging Growth Fund                               $ 78,177
              International Equity Fund                           354,816

For corporate shareholders, a portion of the ordinary dividends paid during the Fund's year ended December 31, 2000 qualified for the dividends received deduction, as follows:

                                                                  Amount

              Emerging Growth Fund                                  4.98%
              Value Plus Fund                                     100.00%

The International Equity Fund paid foreign taxes of $13,587 or $0.01 per share, and the Fund recognized $13,587 or $0.01 per share of foreign source income during the year ended December 31, 2000.

As of December 31, 2000, the following reclassifications have been made to increase (decrease) such amounts with offsetting adjustments made to capital:


                                            Undistributed     Accumulated Net
                                           Net Investment     Realized Gains
                                               Income         on Investments

        Emerging Growth Fund                   $103,178        $ (103,577)
        International Equity Fund               183,552          (179,219)
        Value Plus Fund                          (8,537)        1,916,254


                           TOUCHSTONE FAMILY OF FUNDS

  TOUCHSTONE STRATEGIC TRUST


REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

The Board of Trustees and Shareholders
Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Emerging Growth Fund, International Equity Fund and Value Plus Fund of the Touchstone Strategic Trust (the Funds) as of December 31, 2000, the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years ended December 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights presented herein for each of the respective years or periods ended December 31, 1998 were audited by other auditors whose report dated February 18, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Emerging Growth Fund, International Equity Fund and Value Plus Fund of the Touchstone Strategic Trust at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets and their financial highlights for each of the two years ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
February 9, 2001

                                   TOUCHSTONE
                                     FAMILY
                                       OF
                                      FUNDS


ANNUAL
REPORT

MARCH 31, 2000

                                                                    UTILITY FUND

                                                                     EQUITY FUND

                                                               GROWTH/VALUE FUND

                                                          AGGRESSIVE GROWTH FUND

TABLE OF CONTENTS
================================================================================
Management Discussion and Analysis .......................................     4
Statements of Assets and Liabilities ..................................... 11-12
Statements of Operations ................................................. 13-14
Statements of Changes in Net Assets ...................................... 15-16
Financial Highlights ..................................................... 17-23
Notes to Financial Statements ............................................ 24-29
Portfolios of Investments:
   Utility Fund .......................................................... 30-31
   Equity Fund ........................................................... 32-33
   Growth/Value Fund ..................................................... 34-35
   Aggressive Growth Fund ................................................ 36-37
Results of Special Meeting of Shareholders ...............................    38
Report of Independent Auditors ...........................................    39

2 - Countrywide Investments

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund's total returns for the fiscal year ended March 31, 2000 (excluding the impact of applicable sales loads) were 18.07% and 17.16% for Class A and Class C shares respectively.

Market fundamentals for fiscal 2000 bore remarkable similarity to the previous year. Inflation was remarkably tame given strong domestic growth. Record low unemployment, high consumer confidence and gains in real wages contributed to robust consumer spending. As witnessed in 1999, stock market gains were very narrow. Much to the chagrin of value managers, investors gorged on the growth stocks of the technology and telecommunications industries. As before, the movement toward growth names came at the expense of traditional value sectors. The market's strength was particularly surprising given the actions of the Federal Reserve. Believing that wage pressures must be building, and expecting high-powered stock market gains to fuel consumer spending, Alan Greenspan forcefully acted. Reacting in part to five hikes in the Federal Funds rate totaling 150 basis points, the yield on the 10-year Treasury bond (which replaces the 30-year bond as the "Street" benchmark) rose 81 basis points to 6.00% during our fiscal year (6.48% as of this writing). Since many investors consider utility stocks to be an alternative to bonds, share prices struggled. The S&P Utility Index returned 4.8% for the fiscal year compared to and the 17.9% return of the S&P 500 Index.

Electric and gas utility stocks had a troubled year. A spring 1999 rally faded despite warm weather and the group was down for the year. This utility fund held nearly one-half of its assets in securities of electric and gas utilities. It also held telecommunications stocks largely in the form of AT&T and several of the "Baby Bells" which holdings performed reasonably well for the first two fiscal quarters but collapsed over the winter. They did not enjoy the degree of share price appreciation granted the "new economy" internet-related stocks and fell with the technology stocks in March.

Our outlook for the utility sector remains optimistic. Business fundamentals for the sector have likely never been better and we believe stocks are poised to outperform. Various states are rapidly de-regulating which should lead to productivity gains and better earnings. Electric generation capacity and gas supplies are severely constrained leading to higher prices. Years of patient investment in unregulated subsidiaries are beginning to bear fruit for industry leaders. Stable, steady earnings growth should appear attractive to investors. Utilities are becoming good investments in their own right and not just a haven in times of market volatility. Earning growth rates for the better operators should range from 8% to 15% representing levels at or above what the S&P 500 should generate over the next two years. Dividend yields are roughly five times that of the S&P 500 suggesting attractive current income opportunities. At the end of March, the electric sector's price/earnings multiple was at an historically wide discount to the S&P 500. The stocks are cheap. With balance sheets in great shape, we expect increased LBO activity and merger-related consolidation to boost sector performance.

This fund acquired new portfolio managers in November 1999. Through the first half of 2000, the portfolio will be restructured somewhat in an effort to enhance results. Some faster growth, emerging telecommunications companies like Alltel and Broadwing (formerly Cincinnati Bell) have been added. Undervalued gas-oriented names like El Paso Energy and Williams have joined the list. We are adding to some of the better managed electric holdings. All the new names demonstrate improving fundamentals, own strategic assets, and are cheap on a sum-of-the-parts basis. Possession of important strategic assets gives the Fund a free call on a takeover and the merger related premiums that follow.

4 - Countrywide Investments

UTILITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Utility Fund - Class A* and the Standard & Poor's Utility Index

--------------------------------------------------------
                       Utility Fund
               Average Annual Total Returns

          1 Year    5 Years   10 Years  Since Inception*
Class A   11.28%    13.92%     11.12%          --
Class C   15.70%    14.03%        --         9.96%
--------------------------------------------------------

[GRAPHIC OMITTED}
                                     3/00
Utility Fund - Class A             $30,791
Standard & Poor's Utility Index    $29,665

Past performance is not predictive of future performance.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the difference in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on August 15, 1989, and the initial public offering of Class C shares commenced on August 2, 1993.

                                                     Countrywide Investments - 5

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Equity Fund seeks long-term appreciation by investing primarily in common stocks of high quality companies that exhibit above-average growth in key metrics such as earnings, cash flow and revenues and the consistency of these variables. The Fund's total returns for the fiscal year ended March 31, 2000 (excluding the impact of applicable sales loads) were 20.60% and 19.24% for the Class A and Class C shares, respectively.

The U.S. economy continued to generate robust growth throughout the year, with GDP growing at better than a 5% rate in the past two quarters. In February, the expansion that began in 1991 became the longest ever for the U.S. economy. Low unemployment and high consumer confidence has led to strong consumer spending. This has been joined by higher capital spending and rising exports to drive GDP.

Alas, growth has been too good for the Federal Reserve. The Fed has raised interest rates significantly since last summer in an attempt to cool economic growth and dampen any nascent inflationary pressures. While inflation has probably passed a cyclical low, the Fed's tightening steps will eventually slow the sizzling economy and keep inflation at a manageable level.

The stock market recorded another year of strong gains for the fiscal year ended March 31 with the S&P 500 up 17.9%. Once again, the market averages were driven by growth stocks. Large-cap technology stocks were the leading sector, rising more than 75%. Small and mid-cap stocks, especially tech companies, performed well during the second half of the year. Many technology companies exhibited strong earnings growth, but their share prices were also driven higher by surging optimism for all stocks that were Internet related.

Since late March, rising interest rates and fears of further Fed tightening have caused a meaningful correction. Part of the correction can be attributed to the need to consolidate the huge gains achieved since last autumn. Also, the extreme optimism surrounding the `new economy' stocks and the excessive valuations accorded to them have proven unsustainable.

Our investment philosophy is centered on the belief that high quality, well-run companies that operate in high return businesses are good long-term investments. After screening potential stock purchase candidates for superior growth attributes and financial strength, we conduct detailed bottom-up research to understand the key drivers of growth and their inherent competitive advantages. We tend to own stocks that are or have the potential to become leaders in their industries.

There have been a number of changes in the Fund in recent months as we seek to implement our investment strategy in the context of the current environment. Although well diversified, technology, healthcare and communications represent areas of emphasis in the Fund. We believe these sectors offer superior past, present and future growth attributes and should contribute to the Fund in a meaningful way.

6 - Countrywide Investments

EQUITY FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Equity Fund - Class C* and the Standard & Poor's 500 Index

----------------------------------------------
                  Equity Fund
         Average Annual Total Returns

          1 Year    5 Years   Since Inception*
Class A   13.67%    21.54%        16.65%
Class C   17.75%    21.57%        16.10%
----------------------------------------------

[GRAPHIC OMITTED]
                                     3/00
Equity Fund - Class C              $28,018
Standard & Poor's 500 Index        $38,491

Past performance is not predictive of future performance.

*The chart above represents performance of Class C shares only, which will vary from the performance of Class A shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class C shares commenced on June 7, 1993, and the initial public offering of Class A shares commenced on August 2, 1993.

                                                     Countrywide Investments - 7

GROWTH/VALUE FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Countrywide Growth/Value Fund seeks long-term capital appreciation through equity investments in companies whose valuations may not yet reflect their prospects for accelerated earnings/cash flow growth. The Fund has returned 88.88% (excluding the impact of applicable sales loads) for the twelve months ending March 31, 2000 compared to the S&P 500 Index, the Fund's benchmark, which returned 17.94% for the same period.

Portfolio Manager Frank Mastrapasqua's investment style is to assess the nature, duration and risk factors underlying the current economic, political, and market cycles in determining sector and security selection. Individual security selection focuses on companies believed to have the most attractive valuations based on independently derived earnings and cash flow growth rates purchased at favorable risk-adjusted price to earnings ratios.

After a very strong fourth quarter and year 1999 results, the Growth/Value Fund posted a strong first quarter performance, as a continuation of the sector and issue selections based on Mastrapasqua & Associates' long-term perspective of where the extraordinary growth opportunities are in the U.S. equity markets.

Mastrapasqua continued to overweight the technology and telecommunication sectors in the Fund. Within these sectors, Mastrapasqua focused on those companies whose products are increasingly being used by telecommunication providers to add capacity to their networks due to the insatiable demand for bandwidth and by corporations, which are just beginning to transform themselves into e-businesses.

Companies like PMC-Sierra, JDS Uniphase, Broadcom, Oracle, Cisco, and Sun Microsystems are representative companies and contributed to the fund's first quarter performance. These companies' technology is used by telecommunication providers to add capacity to their networks in order to handle surging Internet traffic and by companies, wanting an Internet presence. All these companies have leading-edge products versus their competitors and enjoy pricing power in a low inflation environment. As demand for networking equipment continues to surge and as businesses across the globe begin to transform themselves into Internet companies in order to stay competitive, Mastrapasqua & Associates believes the aforementioned companies should be prime beneficiaries.

Led by strong stock appreciation in drug companies, Pharmacia & Upjohn (now Pharmacia Corp.), and Elan, biotech companies, Amgen, IDEC Pharmaceuticals, and Medimmune, and genomics companies, PE Biosystems and Waters Corp, the healthcare sector rebounded and contributed to first quarter performance. Prospectively, all these companies are very well-positioned to take advantage of favorable demographics, the increased need to treat new kinds of diseases, and newer technology available that allows scientists to understand disease more thoroughly.

Those companies with quality management, a strong product pipeline, and which reinvest a large percentage of their revenues into R&D should do well for investors.

8 - Countrywide Investments

GROWTH/VALUE FUND
MANAGEMENT DISCUSSION AND ANALYSIS (CONTINUED)
================================================================================

Comparison of the Change in Value of a $10,000 Investment in the Growth/Value Fund - Class A* and the Standard & Poor's 500 Index

-----------------------------------
         Growth/Value Fund
   Average Annual Total Returns
          1 Year   Since Inception*
Class A   78.02%       36.42%
Class C      --        74.32%**
-----------------------------------

[GRAPHIC OMITTED]
                                     3/00
Growth/Value Fund - Class A        $41,228
Standard & Poor's 500 Index        $27,610

Past performance is not predictive of future performance.

*The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class C shares commenced on August 2, 1999.
**Represents total return since August 2, 1999.

                                                     Countrywide Investments - 9

AGGRESSIVE GROWTH FUND
MANAGEMENT DISCUSSION AND ANALYSIS
================================================================================

The Countrywide Aggressive Growth Fund invests in common stocks, targeting growth companies of various sizes that are believed likely to benefit from new or innovative products, services, or processes, and that have accelerating earnings and cash flow growth. The fund returned 115.03% (excludes impact of applicable sales loads) for the twelve months ending March 31, 2000 compared to the NASDAQ Composite Index, the Fund's benchmark, which returned 86.24% for the same period.

The Aggressive Growth Fund has the flexibility to invest throughout the entire capitalization range but the average size is somewhat smaller than that of the Growth/Value Fund. The Fund managers are continually looking for attractive earnings growth that can be purchased at reasonable prices. This aggressive investment style relies heavily on the independent research of the portfolio managers. The Fund has comparatively low annual turnover. Investment decisions are made within an investment time frame horizon of three to five years.

The Fund's strong fourth quarter performance continued into the first quarter as certain sector and issue selections continued to perform well due to their extraordinary long-term growth opportunities.

The Fund achieved its solid first quarter performance due to its heavy exposure to the technology and telecommunication sectors. Representative companies include Broadcom, JDS Uniphase, PMC-Sierra, Oracle, Sun Microsystems, Teradyne, and Veritas. These companies' technology is used by telecommunication providers to add capacity to their networks in order to handle surging Internet traffic and by corporations, wanting to establish an Internet presence. All these companies have leading-edge products versus their competitors and enjoy pricing power in a low inflation environment. As demand for networking equipment continues to surge and as businesses across the globe begin to transform themselves into Internet companies in order to stay competitive, Mastrapasqua & Associates believes the aforementioned companies should be prime beneficiaries.

Following a mixed performance in the fourth quarter, healthcare stocks enjoyed a broad-based rally in the first quarter. Drug companies, which had experienced weakness last quarter, rebounded strongly, led by Elan, Pharmacia & Upjohn (now Pharmacia Corp.). Biotechnology companies continued their upward advance, led by Genentech, Medimmune, IDEC Pharmaceuticals, and Amgen. Going forward, an aging population combined with a strong product pipeline and new technology, which allows scientists to better understand and treat disease, should keep demand for drugs strong. Mastrapasqua & Associates believes those companies, which have a strong pipeline, quality management, and reinvest a high percentage of their revenues back into R&D, remain ideally positioned.

Comparison of the Change in Value of a $10,000 Investment in the Aggressive Growth Fund and the NASDAQ Composite Index

----------------------------
   Aggressive Growth Fund
Average Annual Total Returns

1 Year      Since Inception*
102.67%          33.79%
----------------------------

[GRAPHIC OMITTED]
                                3/00
Aggressive Growth Fund        $37,764
NASDAQ Composite Index        $44,366

Past performance is not predictive of future performance.

*Fund inception was September 29, 1995.

10 - Countrywide Investments

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
                                                               UTILITY    EQUITY
(000's)                                                          FUND      FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .....................................   $24,913   $46,349
                                                               =================
   At amortized cost .......................................   $24,913   $46,349
                                                               =================
   At market value (Note 2) ................................   $39,478   $69,049
Cash .......................................................        --        28
Dividends and interest receivable ..........................        71        43
Receivable for securities sold .............................       221        --
Receivable for capital shares sold .........................        26        27
Other assets ...............................................        24        24
                                                               -----------------
TOTAL ASSETS ...............................................    39,820    69,171
                                                               -----------------

LIABILITIES
Bank overdraft .............................................        31        --
Dividends payable ..........................................       437        63
Payable for securities purchased ...........................       373        --
Payable for capital shares redeemed ........................       141       129
Payable to affiliates (Note 4) .............................        23        67
Other accrued expenses and liabilities .....................        13        20
                                                               -----------------
TOTAL LIABILITIES ..........................................     1,018       279
                                                               -----------------

NET ASSETS .................................................   $38,802   $68,892
                                                               =================

NET ASSETS CONSIST OF:
Paid-in capital ............................................   $24,235   $46,192
Undistributed net investment income ........................         2        --
Net unrealized appreciation on investments .................    14,565    22,700
                                                               -----------------
NET ASSETS .................................................   $38,802   $68,892
                                                               =================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................   $35,915   $65,274
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............     2,419     2,846
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 14.85   $ 22.93
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 15.76   $ 24.33
                                                               =================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................   $ 2,887   $ 3,618
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............       194       162
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 14.86   $ 22.32
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 15.05   $ 22.60
                                                               =================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 11

STATEMENTS OF ASSETS AND LIABILITIES
MARCH 31, 2000
================================================================================
                                                              GROWTH/ AGGRESSIVE
                                                               VALUE    GROWTH
(000's)                                                         FUND     FUND
--------------------------------------------------------------------------------
ASSETS
Investment securities:
   At acquisition cost .....................................   $52,247   $22,276
                                                               =================
   At amortized cost .......................................   $52,247   $22,276
                                                               =================
   At market value (Note 2) ................................   $89,444   $40,154
Dividends receivable .......................................         9         3
Receivable for capital shares sold .........................     1,600       237
Receivable for securities sold .............................       973        --
Organization costs, net (Note 2) ...........................         3         3
Other assets ...............................................        26         8
                                                               -----------------
TOTAL ASSETS ...............................................    92,055    40,405
                                                               -----------------

LIABILITIES
Bank overdraft .............................................        14         1
Payable for securities purchased ...........................     1,788       126
Payable for capital shares redeemed ........................       197        49
Payable to affiliates (Note 4) .............................        82        39
Other accrued expenses and liabilities .....................       114        19
                                                               -----------------
TOTAL LIABILITIES ..........................................     2,195       234
                                                               -----------------

NET ASSETS .................................................   $89,860   $40,171
                                                               =================

NET ASSETS CONSIST OF:
Paid-in capital ............................................   $51,897   $21,322
Undistributed net realized gains from security transactions        766       971
Net unrealized appreciation on investments .................    37,197    17,878
                                                               -----------------
NET ASSETS .................................................   $89,860   $40,171
                                                               =================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ..................   $79,066   $40,171
                                                               =================
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............     2,438     1,192
                                                               =================
Net asset value and redemption price per share (Note 2) ....   $ 32.43   $ 33.71
                                                               =================
Maximum offering price per share (Note 2) ..................   $ 34.41   $ 35.77
                                                               =================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ..................   $10,794
                                                               =======
Shares of beneficial interest outstanding (unlimited number
   of shares authorized, no par value) (Note 5) ............       334
                                                               =======
Net asset value and redemption price per share (Note 2) ....   $ 32.30
                                                               =======
Maximum offering price per share (Note 2) ..................   $ 32.71
                                                               =======

See accompanying notes to financial statements.

12 - Countrywide Investments

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000
================================================================================
                                                              UTILITY    EQUITY
(000's)                                                         FUND      FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................  $ 1,284   $   495
Interest ...................................................      121       183
                                                              -----------------
TOTAL INVESTMENT INCOME ....................................    1,405       678
                                                              -----------------

EXPENSES
Investment advisory fees (Note 4) ..........................      331       490
Distribution expenses, Class A (Note 4) ....................       96       155
Distribution expenses, Class C (Note 4) ....................       31        34
Transfer agent fees, Class A (Note 4) ......................       37        33
Transfer agent fees, Class C (Note 4) ......................       12        12
Accounting services fees (Note 4) ..........................       36        42
Professional fees ..........................................       19        24
Registration fees, Common ..................................        5         5
Registration fees, Class A .................................        9         9
Registration fees, Class C .................................        9         9
Custodian fees .............................................       14        15
Postage and supplies .......................................       17        19
Trustees' fees and expenses ................................       12        12
Reports to shareholders ....................................        9         8
Other expenses .............................................        7         4
                                                              -----------------
TOTAL EXPENSES .............................................      644       871
Fees waived by the Adviser (Note 4) ........................      (18)       --
                                                              -----------------

NET EXPENSES ...............................................      626       871
                                                              -----------------

NET INVESTMENT INCOME (LOSS) ...............................      779      (193)
                                                              -----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS

Net realized gains from security transactions ..............    5,713     9,634
Net change in unrealized appreciation/depreciation
   on investments ..........................................      794     3,404
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........    6,507    13,038
                                                              -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................  $ 7,286   $12,845
                                                              =================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 13

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2000(A)
================================================================================
                                                              GROWTH/ AGGRESSIVE
                                                               VALUE    GROWTH
(000's)                                                         FUND     FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ..................................................  $    93   $    15
Interest ...................................................       96        18
                                                              -----------------
TOTAL INVESTMENT INCOME ....................................      189        33
                                                              -----------------

EXPENSES
Investment advisory fees (Note 4) ..........................      394       177
Custodian fees .............................................       18        22
Accounting services fees (Note 4) ..........................       34        24
Interest expense (Note 6) ..................................       --        32
Professional fees ..........................................       17        13
Registration fees, Common ..................................       17        --
Registration fees, Class A .................................        2        15
Registration fees, Class C .................................        2        --
Transfer agent fees, Class A (Note 4) ......................       27        16
Transfer agent fees, Class C (Note 4) ......................        8        --
Trustees' fees and expenses ................................       12        12
Postage and supplies .......................................       12         9
Distribution expenses, Class A (Note 4) ....................       49        44
Distribution expenses, Class C (Note 4) ....................       10        --
Amortization of organization costs (Note 2) ................        6         6
Reports to shareholders ....................................        5         4
Other expenses .............................................        4         3
                                                              -----------------
TOTAL EXPENSES .............................................      617       377
Fees waived by the Adviser (Notes 4, 6) ....................       --       (56)
                                                              -----------------
NET EXPENSES ...............................................      617       321
                                                              -----------------

NET INVESTMENT LOSS ........................................     (428)     (288)
                                                              -----------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions ..............    2,013     1,040
Net change in unrealized appreciation/depreciation
   on investments ..........................................   27,647    14,559
                                                              -----------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS ...........   29,660    15,599
                                                              -----------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .................  $29,232   $15,311
                                                              =================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

14 - Countrywide Investments

STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================
                                             UTILITY FUND            EQUITY FUND
--------------------------------------------------------------------------------------
                                           YEAR        YEAR        YEAR        YEAR
                                           ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                    2000        1999        2000        1999
--------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .........   $    779    $    961    $   (193)   $     57
Net realized gains from
   security transactions .............      5,713       2,009       9,634          73
Net change in unrealized appreciation/
   depreciation on investments .......        794      (5,230)      3,404       6,891
                                         --------------------------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM OPERATIONS .....      7,286      (2,260)     12,845       7,021
                                         --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
 From net investment income, Class A ..       (758)       (923)         --         (57)
 From net investment income, Class C ..        (19)        (38)         --          --
 Return of capital, Class A ...........         --          --          --          (8)
 From net realized gains on security
   transactions, Class A .............     (6,701)       (441)     (9,186)         --
 From net realized gains on security
   transactions, Class C .............       (543)        (37)       (521)         --
                                         --------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .....     (8,021)     (1,439)     (9,707)        (65)
                                         --------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............      4,392       4,525      15,425      16,147
Reinvested distributions .............      6,834       1,225       9,128          63
Payments for shares redeemed .........    (12,989)     (6,425)    (17,887)     (5,648)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS ......................     (1,763)       (675)      6,666      10,562
                                         --------------------------------------------
CLASS C
Proceeds from shares sold ............        400         424         534         567
Reinvested distributions .............        533          70         515          --
Payments for shares redeemed .........     (1,239)       (573)       (667)     (1,577)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS C SHARE
   TRANSACTIONS ......................       (306)        (79)        382      (1,010)
                                         --------------------------------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .....................     (2,804)     (4,453)     10,186      16,508
                                         --------------------------------------------
NET ASSETS
Beginning of year ....................     41,606      46,059      58,706      42,198
                                         --------------------------------------------

End of year ..........................   $ 38,802    $ 41,606    $ 68,892    $ 58,706
                                         ============================================

See accompanying notes to financial statements.

                                                    Countrywide Investments - 15

STATEMENTS OF CHANGES IN NET ASSETS

======================================================================================
                                          GROWTH/VALUE FUND     AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------
                                           YEAR        YEAR        YEAR        YEAR
                                           ENDED       ENDED       ENDED       ENDED
                                         MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
(000's)                                   2000(A)      1999        2000        1999
--------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss ..................   $   (428)   $   (236)   $   (288)   $   (190)
Net realized gains from
   security transactions .............      2,013       3,988       1,040       1,735
Net change in unrealized appreciation/
   depreciation on investments .......     27,647       1,438      14,559        (937)
                                         --------------------------------------------
NET INCREASE IN NET ASSETS
   FROM OPERATIONS ...................     29,232       5,190      15,311         608
                                         --------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains on security
   transactions, Class A .............       (792)     (4,391)        (69)     (1,620)
From net realized gains on security
   transaction, Class C ..............        (34)         --          --          --
                                         --------------------------------------------
DECREASE IN NET ASSETS FROM
   DISTRIBUTIONS TO SHAREHOLDERS .....       (826)     (4,391)        (69)     (1,620)
                                         --------------------------------------------

FROM CAPITAL SHARE
   TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ............     44,315       4,556      20,595       3,397
Reinvested distributions .............        671       2,552          62         978
Payments for shares redeemed .........    (17,428)    (11,892)     (7,130)     (7,456)
                                         --------------------------------------------
NET INCREASE (DECREASE) IN
   NET ASSETS FROM CLASS A SHARE
   TRANSACTIONS ......................     27,558      (4,784)     13,527      (3,081)
                                         --------------------------------------------
CLASS C
Proceeds from shares sold ............      9,477          --
Reinvested distributions .............         33          --
Payments for shares redeemed .........       (278)         --
                                         --------------------
NET INCREASE IN NET ASSETS FROM
   CLASS C SHARE TRANSACTIONS ........      9,232          --
                                         --------------------

TOTAL INCREASE (DECREASE)
   IN NET ASSETS .....................     65,196      (3,985)     28,769      (4,093)
                                         --------------------------------------------

NET ASSETS
Beginning of year ....................     24,664      28,649      11,402      15,495
                                         --------------------------------------------

End of year ..........................   $ 89,860    $ 24,664    $ 40,171    $ 11,402
                                         ============================================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

See accompanying notes to financial statements.

16 - Countrywide Investments

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS A

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  15.42    $  16.76    $  12.44    $  12.24    $  10.47
                                       --------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income ...........       0.25        0.38        0.43        0.46        0.47
   Net realized and unrealized gains
      (losses) on investments ......       2.50       (1.16)       4.56        0.22        1.77
                                       --------------------------------------------------------
Total from investment operations ...       2.75       (0.78)       4.99        0.68        2.24
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .......................      (0.25)      (0.38)      (0.43)      (0.46)      (0.47)
   Distributions from net realized
      gains ........................      (3.07)      (0.18)      (0.24)      (0.02)         --
                                       --------------------------------------------------------
Total distributions ................      (3.32)      (0.56)      (0.67)      (0.48)      (0.47)
                                       --------------------------------------------------------

Net asset value at end of year .....   $  14.85    $  15.42    $  16.76    $  12.44    $  12.24
                                       ========================================================

Total return(A) ....................      18.07%      (4.79%)     40.92%       5.61%      21.65%
                                       ========================================================

Net assets at end of year (000's) ..   $ 35,915    $ 38,391    $ 42,463    $ 36,087    $ 40,424
                                       ========================================================

Ratio of net expenses
   to average net assets(B) ........       1.34%       1.33%       1.25%       1.25%       1.25%

Ratio of net investment income
   to average net assets ...........       1.85%       2.30%       3.03%       3.65%       3.97%

Portfolio turnover rate ............         22%          4%          0%          3%         11%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.38% for the year ended March 31, 2000.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 17

UTILITY FUND
FINANCIAL HIGHLIGHTS - CLASS C

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  15.40    $  16.74    $  12.43    $  12.23    $  10.46
                                       --------------------------------------------------------
Income (loss) from investment
   operations:
   Net investment income ...........       0.13        0.18        0.31        0.35        0.37
   Net realized and unrealized gains
      (losses) on investments ......       2.50       (1.16)       4.57        0.24        1.78
                                       --------------------------------------------------------
Total from investment operations ...       2.63       (0.98)       4.88        0.59        2.15
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income .......................      (0.10)      (0.18)      (0.33)      (0.37)      (0.38)
   Distributions from net realized
      gains ........................      (3.07)      (0.18)      (0.24)      (0.02)         --
                                       --------------------------------------------------------
Total distributions ................      (3.17)      (0.36)      (0.57)      (0.39)      (0.38)
                                       --------------------------------------------------------

Net asset value at end of year .....   $  14.86    $  15.40    $  16.74    $  12.43    $  12.23
                                       ========================================================

Total return(A) ....................      17.16%      (5.92%)     39.91%       4.82%      20.78%
                                       ========================================================

Net assets at end of year (000's) ..   $  2,887    $  3,215    $  3,597    $  3,099    $  3,686
                                       ========================================================

Ratio of net expenses
   to average net assets(B) ........       2.46%       2.50%       2.00%       2.00%       2.00%

Ratio of net investment income
   to average net assets ...........       0.73%       1.13%       2.28%       2.89%       3.19%

Portfolio turnover rate ............         22%          4%          0%          3%         11%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 2.50% for the year ended March 31, 2000.

See accompanying notes to financial statements.

18 - Countrywide Investments

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS A

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  22.12    $  19.38    $  13.76    $  12.45    $   9.84
                                       --------------------------------------------------------
Income  from investment operations:
   Net investment income (loss) .....     (0.05)       0.04        0.09        0.12        0.13
   Net realized and unrealized gains
      on investments ................      4.60        2.73        5.76        1.35        2.60
                                       --------------------------------------------------------
Total from investment operations ....      4.55        2.77        5.85        1.47        2.73
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income ........................        --       (0.03)      (0.08)      (0.12)      (0.12)
   Distributions from net realized
      gains .........................     (3.74)         --       (0.15)      (0.04)         --
                                       --------------------------------------------------------
Total distributions .................     (3.74)      (0.03)      (0.23)      (0.16)      (0.12)
                                       --------------------------------------------------------

Net asset value at end of year ......  $  22.93    $  22.12    $  19.38    $  13.76    $  12.45
                                       ========================================================

Total return(A) .....................     20.60%      14.30%      42.74%      11.82%      27.90%
                                       ========================================================

Net assets at end of year (000's) ...  $ 65,274    $ 55,561    $ 38,336    $ 14,983    $  8,502
                                       ========================================================

Ratio of net expenses
   to average net assets(B) .........      1.26%       1.31%       1.25%       1.25%       1.25%

Ratio of net investment income (loss)
   to average net assets ............     (0.24%)      0.18%       0.53%       0.91%       1.06%

Portfolio turnover rate .............        78%         10%          7%         38%         38%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43% and 2.02% for the years ended March 31, 1997 and 1996, respectively.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 19

EQUITY FUND
FINANCIAL HIGHLIGHTS - CLASS C

================================================================================================
                                     PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
------------------------------------------------------------------------------------------------
                                                          YEARS ENDED MARCH 31,
                                       ---------------------------------------------------------
                                          2000        1999        1998        1997        1996
------------------------------------------------------------------------------------------------
Net asset value at beginning of year   $  21.86    $  19.34    $  13.77    $  12.46    $   9.86
                                       --------------------------------------------------------
Income  from investment operations:
   Net investment income (loss) .....     (0.28)      (0.19)      (0.03)       0.02        0.05
   Net realized and unrealized gains
      on investments ................      4.48        2.71        5.75        1.35        2.60
                                       --------------------------------------------------------
Total from investment operations ....      4.20        2.52        5.72        1.37        2.65
                                       --------------------------------------------------------
Less distributions:
   Dividends from net investment
      income ........................        --          --          --       (0.02)      (0.05)
   Distributions from net realized
      gains .........................     (3.74)         --       (0.15)      (0.04)         --
                                       --------------------------------------------------------
Total distributions .................     (3.74)         --       (0.15)      (0.06)      (0.05)
                                       --------------------------------------------------------

Net asset value at end of year ......  $  22.32    $  21.86    $  19.34    $  13.77    $  12.46
                                       ========================================================

Total return(A) .....................     19.24%      13.03%      41.63%      11.01%      26.90%
                                       ========================================================

Net assets at end of year (000's) ...  $  3,618    $  3,146    $  3,862    $  2,770    $  2,436
                                       ========================================================

Ratio of net expenses
   to average net assets(B) .........      2.68%       2.41%       2.00%       2.00%       2.00%

Ratio of net investment income (loss)
   to average net assets ............     (1.34%)     (0.92%)     (0.18%)      0.15%       0.38%

Portfolio turnover rate .............        78%         10%          7%         38%         38%

(A)  Total returns shown exclude the effect of applicable sales loads.
(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 2.70% for the years ended March 31, 1997 and 1996, respectively.

See accompanying notes to financial statements.

20 - Countrywide Investments

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS A

=====================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
-----------------------------------------------------------------------------------------------------
                                         YEAR        YEAR    SEVEN MONTHS     YEAR       PERIOD
                                         ENDED       ENDED       ENDED        ENDED       ENDED
                                       MARCH 31,   MARCH 31,   MARCH 31,   AUGUST 31,  AUGUST 31,
                                          2000        1999      1998(A)       1997       1996(B)
-----------------------------------------------------------------------------------------------------
Net asset value at beginning of period $  17.50    $  16.30    $  15.90     $  11.18    $  10.00
                                       ---------------------------------------------------------
Income from investment operations:
   Net investment loss ...............    (0.16)      (0.17)      (0.08)       (0.13)      (0.06)(C)
   Net realized and unrealized
      gains on investments ...........    15.51        4.84        1.05         5.39        1.24
                                       ---------------------------------------------------------
Total from investment operations .....    15.35        4.67        0.97         5.26        1.18
                                       ---------------------------------------------------------

Distributions from net realized gains     (0.42)      (3.47)      (0.57)       (0.54)         --
                                       ---------------------------------------------------------

Net asset value at end of period ..... $  32.43    $  17.50    $  16.30     $  15.90    $  11.18
                                       =========================================================
Total return(D) ......................    88.88%      29.89%       6.43%       47.11%      11.80%(G)
                                       =========================================================

Net assets at end of period (000's) .. $ 79,066    $ 24,664    $ 28,649     $ 26,778    $ 15,108
                                       =========================================================

Ratio of net expenses
   to average net assets(E) ..........     1.52%       1.66%       1.66%(F)     1.95%       1.95%(F)

Ratio of net investment loss
   to average net assets .............    (1.05%)     (0.93%)     (0.91%)(F)   (1.03%)     (0.62%)(F)

Portfolio turnover rate ..............       44%         59%         62%(F)       52%         21%

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C)  Calculated using weighted average shares outstanding during the period.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.
(F)  Annualized.
(G)  Not annualized.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 21

GROWTH/VALUE FUND
FINANCIAL HIGHLIGHTS - CLASS C
================================================================================
                    PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------
                                                                    PERIOD
                                                                     ENDED
                                                                   MARCH 31,
                                                                    2000(A)
--------------------------------------------------------------------------------
Net asset value at beginning of period ........................   $   18.65
                                                                  ---------
Income from investment operations:
   Net investment loss ........................................       (0.11)
   Net realized and unrealized gains on investments ...........       14.18
                                                                  ---------
Total from investment operations ..............................       14.07
                                                                  ---------

Distributions from net realized gains .........................       (0.42)
                                                                  ---------

Net asset value at end of period ..............................   $   32.30
                                                                  =========

Total return(B) ...............................................       76.52%
                                                                  =========

Net assets at end of period (000's) ...........................   $  10,794
                                                                  =========

Ratio of net expenses to average net assets ...................        2.33%(C)

Ratio of net investment loss to average net assets ............       (1.77%)(C)

Portfolio turnover rate .......................................          44%(C)

(A) Represents the period from the initial public offering(August 2, 1999) through March 31, 2000.
(B) Total return shown excludes the effect of applicable sales loads and is not annualized.
(C)  Annualized.

See accompanying notes to financial statements.

22 - Countrywide Investments

AGGRESSIVE GROWTH FUND
FINANCIAL HIGHLIGHTS

=======================================================================================================
                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------
                                            YEAR        YEAR   SEVEN MONTHS      YEAR       PERIOD
                                           ENDED       ENDED       ENDED        ENDED       ENDED
                                          MARCH 31,   MARCH 31,  MARCH 31,    AUGUST 31,  AUGUST 31,
                                            2000        1999      1998(A)        1997      1996(B)
-------------------------------------------------------------------------------------------------------
Net asset value at beginning of period   $  15.73    $  15.81    $  16.29     $  10.95    $  10.00
                                         ---------------------------------------------------------
Income  (loss) from investment
   operations:
   Net investment loss ...............      (0.24)      (0.27)      (0.15)       (0.17)      (0.11)(C)
   Net realized and unrealized gains
      (losses) on investments ........      18.30        2.67       (0.33)        5.54        1.06
                                         ---------------------------------------------------------
Total from investment operations .....      18.06        2.40       (0.48)        5.37        0.95
                                         ---------------------------------------------------------

Distributions from net realized gains       (0.08)      (2.48)         --        (0.03)         --
                                         ---------------------------------------------------------

Net asset value at end of period .....   $  33.71    $  15.73    $  15.81     $  16.29    $  10.95
                                         =========================================================

Total return(D) ......................     115.03%      15.46%      (2.95%)(G)   49.09%       9.50%(G)
                                         =========================================================

Net assets at end of period (000's) ..   $ 40,171    $ 11,402    $ 15,495     $ 13,984    $  6,550
                                         =========================================================

Ratio of net expenses
   to average net assets(E) ..........       1.81%       1.95%       1.95%(F)     1.94%       1.95%(F)

Ratio of net investment loss
   to average net assets .............      (1.62%)     (1.52%)     (1.66%)(F)   (1.57%)     (1.26%)(F)

Portfolio turnover rate ..............         40%         93%         40%(F)       51%         16%

Amount of debt outstanding at
   end of period .....................   $     --    $     --         n/a          n/a         n/a

Average daily amount of debt
   outstanding during the
   period (000's) ....................   $    351    $     80         n/a          n/a         n/a

Average daily number of capital shares
   outstanding during the
   period (000's) ....................        756         818         n/a          n/a         n/a

Average amount of debt per share
   during the period .................   $   0.46    $   0.10         n/a          n/a         n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.
(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.
(C)  Calculated using weighted average shares outstanding during the period.
(D)  Total returns shown exclude the effect of applicable sales loads.
(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.13%, 2.00%, 2.62% and 5.05%(F) for the periods ended March 31, 2000 and 1999, August 31, 1997 and 1996, respectively (Note 4).
(F)  Annualized.
(G)  Not annualized.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 23

NOTES TO FINANCIAL STATEMENTS
MARCH 31, 2000
================================================================================

1.   ORGANIZATION

The Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Countrywide Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund invests primarily in a diversified portfolio of common, preferred and convertible preferred stocks and bonds of domestic public utilities. Public utilities are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water.

The Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The Fund invests primarily in a diversified portfolio of common stocks which are believed to have growth attributes superior to the general market.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of large-cap growth companies which are believed to have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in common stocks of domestic growth companies which are likely to benefit from new or innovative products, services or processes.

The Utility Fund, Equity Fund and, effective August 1, 1999, Growth/Value Fund each offer two classes of shares: Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

24 - Countrywide Investments

================================================================================

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds' custodian, at the Federal Reserve Bank of Cleveland. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of the Utility Fund, Equity Fund and Growth/Value Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding. The net asset value per share of the Aggressive Growth Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund, Equity Fund and Growth/Value Fund and shares of the Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Utility Fund and Equity Fund and annually for the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Utility Fund, Equity Fund and Growth/Value Fund are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                                                    Countrywide Investments - 25

================================================================================
Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of March 31, 2000:

-----------------------------------------------------------------------------------------------
                                                                     GROWTH/        AGGRESSIVE
                                     UTILITY          EQUITY          VALUE           GROWTH
                                       FUND            FUND            FUND            FUND
-----------------------------------------------------------------------------------------------
Gross unrealized appreciation ..  $ 15,449,206    $ 23,756,186    $ 39,702,063    $ 19,364,744
Gross unrealized depreciation ..      (884,449)     (1,056,355)     (2,504,401)     (1,487,207)
                                  ------------------------------------------------------------
Net unrealized appreciation ....  $ 14,564,757    $ 22,699,831    $ 37,197,662    $ 17,877,537
                                  ============================================================
Federal income tax cost ........  $ 24,913,402    $ 46,348,756    $ 52,246,683    $ 22,276,024
                                  ============================================================
-----------------------------------------------------------------------------------------------

Reclassification of capital accounts -- For the year ended March 31, 2000, the Equity Fund and Aggressive Growth Fund reclassified net investment losses of $193,221 and $ 288,140, respectively, against paid-in capital on the Statements of Assets and Liabilities. The Growth/Value Fund reclassified $427,945 net investment losses, of which $6,355 was reclassed against paid-in capital and $421,590 was reclassed against accumulated net realized gains from security transactions on the Statements of Assets and Liabilities. Such reclassification, the result of permanent differences between financial statement and income tax reporting requirements, has no effect on the Fund's net assets or net asset value per share.

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the year ended March 31, 2000:

------------------------------------------------------------------------------------------
                                                                   GROWTH/      AGGRESSIVE
                                       UTILITY        EQUITY        VALUE         GROWTH
                                         FUND          FUND          FUND          FUND
------------------------------------------------------------------------------------------
Purchases of investment securities   $ 9,405,757   $47,870,722   $49,745,866   $19,584,326
                                     =====================================================
Proceeds from sales and maturities
   of investment securities ......   $16,752,957   $47,628,869   $16,895,299   $ 7,106,009
                                     =====================================================
------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Countrywide Financial Services, Inc., or its subsidiaries which include Countrywide Investments, Inc. (CII), the Trust's investment adviser or manager and principal underwriter, and Countrywide Fund Services, Inc. (CFS), the Trust's administrator, transfer agent and accounting services agent. Countrywide Financial Services, Inc. is a wholly-owned subsidiary of Fort Washington Investment Advisors, Inc., which is a wholly-owned subsidiary of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
CII manages the investments of the Utility Fund and Equity Fund and provides general investment supervisory services for the Growth/Value Fund and Aggressive Growth Fund under the terms of separate Management Agreements. Under the Management Agreements, the Utility Fund and Equity Fund each pay CII a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay CII a fee, which is computed

26 - Countrywide Investments
and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by CII to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. CII (not the Funds) pays Mastrapasqua a fee for these services.

In order to voluntarily reduce operating expenses of the Utility Fund and Aggressive Growth Fund, CII waived $18,396 and $56,232, respectively, of its investment advisory fees during the year ended March 31, 2000.

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and CFS, CFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, CFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays CFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and CFS, CFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, CFS receives a monthly fee, based on current net asset levels, of $3,500 from each of the Equity Fund and Growth/Value Fund, $3,000 from the Utility Fund and $2,000 from the Aggressive Growth Fund. In addition, each Fund pays CFS certain out-of-pocket expenses incurred by CFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
CII is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and CII, CII earned $8,185, $12,557, $55,449 and $15,487 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Growth Fund, respectively, during the year ended March 31, 2000. In addition, CII collected $1,493, $261 and $2,100 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse CII for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of March 31, 2000. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

                                                    Countrywide Investments - 27

================================================================================

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the years shown:

--------------------------------------------------------------------------------
                                           UTILITY FUND        EQUITY FUND
--------------------------------------------------------------------------------
                                          YEAR      YEAR      YEAR      YEAR
                                         ENDED     ENDED     ENDED     ENDED
                                        MARCH 31, MARCH 31, MARCH 31, MARCH 31,
(000's)                                   2000      1999      2000      1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .........................      257       276       689       818
Shares reinvested ...................      442        75       398         3
Shares redeemed .....................     (769)     (395)     (752)     (288)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................      (70)      (44)      335       533
Shares outstanding, beginning of year    2,489     2,533     2,511     1,978
                                         -----------------------------------
Shares outstanding, end of year .....    2,419     2,489     2,846     2,511
                                         ===================================
CLASS C
Shares sold .........................       24        26        23        29
Shares reinvested ...................       34         4        23        --
Shares redeemed .....................      (73)      (36)      (28)      (85)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................      (15)       (6)       18       (56)
Shares outstanding, beginning of year      209       215       144       200
                                         -----------------------------------
Shares outstanding, end of year .....      194       209       162       144
                                         ===================================
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       GROWTH/VALUE FUND  AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------
                                        YEAR       YEAR      YEAR      YEAR
                                        ENDED      ENDED     ENDED     ENDED
                                      MARCH 31,   MARCH 31, MARCH 31, MARCH 31,
(000's)                                2000(A)      1999      2000      1999
--------------------------------------------------------------------------------
CLASS A
Shares sold .........................    1,772       264       829       216
Shares reinvested ...................       30       150         3        64
Shares redeemed .....................     (774)     (761)     (365)     (535)
                                         -----------------------------------
Net increase (decrease) in shares
   outstanding ......................    1,028      (347)      467      (255)
Shares outstanding, beginning of year    1,410     1,757       725       980
                                         -----------------------------------
Shares outstanding, end of year .....    2,438     1,410     1,192       725
                                         ===================================
CLASS C
Shares sold .........................      342        --
Shares reinvested ...................        1        --
Shares redeemed .....................       (9)       --
                                         ---------------
Net increase in shares outstanding ..      334        --
Shares outstanding, beginning of year       --        --
                                         ---------------
Shares outstanding, end of year .....      334        --
                                         ===============
--------------------------------------------------------------------------------

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

28 - Countrywide Investments

================================================================================

6.   BORROWINGS

The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of March 31, 2000, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the year ended March 31, 2000 for the Aggressive Growth Fund was $1,400,000 at a weighted average interest rate of 8.00%. For the year ended March 31, 2000, the Aggressive Growth Fund incurred, and CII reimbursed, $32,078 of interest expense on such borrowings.

7.   FEDERAL TAX INFORMATION FOR SHAREHOLDERS (UNAUDITED)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from net realized gains, if any, made by the Funds during the year ended March 31, 2000. On November 30, 1999, the Utility Fund, Equity Fund, Growth/Value Fund and Aggressive Fund declared and paid a long-term capital gain distribution of $2,087,774, $73,436, $514,063 and $69,191, respectively. As required by federal regulations, shareholders received notification of their portion of a Fund's taxable gain distribution, if any, paid during the 1999 calendar year early in 2000.

Additionally, on March 31, 2000, the Utility Fund and Equity Fund declared and paid long-term capital gain distributions of $5,155,880 and $9,633,765, respectively. As required by federal regulations, shareholders will receive notification of their portion of a Fund's taxable capital gain distribution, if any, paid during the 2000 calendar year early in 2001. All distributions from long-term capital gains are taxable at the 20% tax rate.

8.   RESTRICTED SECURITY

On December 20, 1999, the Aggressive Growth Fund purchased 83,333 shares of 21e Web Network, Inc. at an original cost of $500,000. Throughout the holding period and at March 31, 2000, this security was valued at original cost and represented 1.25% of net assets.

9.   SUBSEQUENT EVENT

Effective May 1, 2000, the Countrywide Strategic Trust changed its name to Touchstone Strategic Trust, Aggressive Growth Fund Class C shares were added and the Enhanced 30 Fund Class A and C shares were opened. Countrywide Fund Services, Inc. changed its name to Integrated Fund Services, Inc. Touchstone Advisors, Inc., upon shareholder approval, became the new advisor for the Funds in the Trust. Fort Washington Investment Advisors, Inc., upon shareholder approval, became the sub-advisor to the Utility Fund and Equity Fund. Touchstone Securities, Inc., upon shareholder approval, became the underwriter/distributor for the Funds in the Trust.

                                                    Countrywide Investments - 29

UTILITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                           PAR         MARKET
                                                          VALUE         VALUE
PREFERRED STOCK-- 1.0%                                   (000's)       (000's)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES-- 0.9%
Carolina Power & Light Company, 8.55% ............      $      2     $       47
Columbus Southern Power, 8.375% ..................             4             80
IES Utilities, Inc., 7.875% ......................             5            107
Ohio Power Co., 8.16% ............................             5            109
                                                                     ----------
                                                                     $      343
                                                                     ----------
FINANCE - OTHER SERVICES-- 0.1%
PSO Capital I, Series A, 8% ......................             2     $       45
                                                                     ----------
TOTAL PREFERRED STOCK (Amortized Cost $392) ......                   $      388
                                                                     ----------

--------------------------------------------------------------------------------
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 100.2%                                    SHARES       (000's)
--------------------------------------------------------------------------------
ELECTRIC COMPANIES-- 32.8%
American Water Works Co., Inc. ...................        65,000     $    1,544
Cinergy Corp. ....................................        40,000            860
CMS Energy Corp. .................................        60,000          1,087
Constellation Energy Group .......................        65,000          2,072
DPL, Inc. ........................................        75,700          1,679
Duke Energy Corp. ................................        40,000          2,100
FPL Group, Inc. ..................................        25,000          1,151
Kansas City Power & Light Co. ....................        50,000          1,450
SCANA Corp. ......................................        31,551            775
                                                                     ----------
                                                                     $   12,718
                                                                     ----------
TELEPHONE-- 25.9%
ALLTEL Corp. .....................................        14,000     $      883
BellSouth Corp. ..................................        40,000          1,880
Broadwing, Inc.* .................................        30,000          1,116
GTE Corp. ........................................        45,000          3,195
Intermedia Communications, Inc.* .................        20,000            966
SBC Communications, Inc. .........................        42,000          1,764
WorldPages.com, Inc.* ............................        25,000            241
                                                                     ----------
                                                                     $   10,045
                                                                     ----------
COMMUNICATION EQUIPMENT-- 16.2%
FLAG Telecom Holdings Limited* ...................         6,500     $      147
Lucent Technologies, Inc. ........................        38,888          2,362
Nortel Networks Corp. ............................        30,000          3,780
                                                                     ----------
                                                                     $    6,289
                                                                     ----------
TELECOMMUNICATIONS - LONG DISTANCE-- 9.5%
AT&T Corp. .......................................        30,700     $    1,727
MCI WorldCom, Inc.* ..............................        26,500          1,201
RSL Communications, Ltd. - Class A* ..............        32,000            768
                                                                     ----------
                                                                     $    3,696
                                                                     ----------

30 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 100.2% (CONTINUED)                        SHARES       (000's)
--------------------------------------------------------------------------------
POWER PRODUCERS-- 9.1%
AES Corp.* .......................................        45,000     $    3,544
                                                                     ----------
NATURAL GAS-- 6.7%
Coastal Corp. ....................................         5,000     $      230
El Paso Energy Corp. .............................        10,000            404
Enron Corp. ......................................        13,000            973
MCN Energy Group, Inc. ...........................         9,000            225
Williams Cos., Inc. ..............................        17,500            769
                                                                     ----------
                                                                     $    2,601
                                                                     ----------
TOTAL COMMON STOCKS (COST $24,324) ...............                   $   38,893
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
COMMERCIAL PAPER-- 0.5%                                  (000's)       (000's)
--------------------------------------------------------------------------------
GMFC, Discount Note, due 4/03/00
   (Amortized Cost $197) .........................      $    197     $      197
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 101.7%
   (Amortized Cost $24,913) ......................                   $   39,478

LIABILITIES IN EXCESS OF OTHER ASSETS-- (1.7%) ...                         (676)
                                                                     ----------
NET ASSETS-- 100.0% ..............................                   $   38,802
                                                                     ==========

*    Non-income producing security.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 31

EQUITY FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.4%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 45.1%
Broadcom Corp. - Class A* ........................         1,500     $      364
Cisco Systems, Inc.* .............................        44,000          3,402
EMC Corp.* .......................................         7,600            950
Intel Corp. ......................................        26,000          3,430
International Business Machines Corp. (IBM) ......        15,000          1,770
Juniper Networks, Inc.* ..........................         1,000            264
Lexmark International Group, Inc. - Class A* .....        15,000          1,586
Microsoft Corp.* .................................        13,000          1,381
Nokia Oyj - ADR ..................................         7,500          1,629
Nortel Networks Corp. ............................        44,000          5,544
Oracle Corp.* ....................................        13,000          1,015
Sun Microsystems, Inc.* ..........................        50,000          4,685
Texas Instruments, Inc. ..........................        15,000          2,400
Xilinx, Inc.* ....................................        20,000          1,656
Yahoo!, Inc.* ....................................         5,400            925
                                                                     ----------
                                                                     $   31,001
                                                                     ----------
FINANCIAL SERVICES-- 11.6%
American International Group, Inc. ...............        20,625     $    2,259
Bank of New York Co., Inc. .......................        40,000          1,663
Citigroup, Inc. ..................................        27,000          1,602
Northern Trust Corp. .............................        36,000          2,432
                                                                     ----------
                                                                     $    7,956
                                                                     ----------
HEALTH-- 11.0%
Elan Corp. plc - ADR* ............................        30,000     $    1,425
Johnson & Johnson ................................        20,000          1,401
Medtronic, Inc. ..................................        50,000          2,572
Pfizer, Inc. .....................................        60,000          2,194
                                                                     ----------
                                                                     $    7,592
                                                                     ----------
CONSUMER, CYCLICAL-- 9.8%
Costco Wholesale Corp.* ..........................        21,000     $    1,104
Home Depot, Inc. .................................        33,000          2,129
Omnicom Group, Inc. ..............................        16,000          1,495
Wal-Mart Stores, Inc. ............................        37,000          2,054
                                                                     ----------
                                                                     $    6,782
                                                                     ----------
COMMUNICATION SERVICES-- 8.0%
AT&T Corp. .......................................        25,000     $    1,406
Global Crossing Ltd.* ............................        20,000            819
MCI WorldCom, Inc.* ..............................        51,600          2,338
Telefonica S.A. - ADR ............................        13,000            970
                                                                     ----------
                                                                     $    5,533
                                                                     ----------
CONSUMER STAPLES-- 5.9%
AT&T Corp. - Liberty Media Group - Class A* ......        40,000     $    2,370
Univision Communications, Inc. - Class A* ........        15,000          1,695
                                                                     ----------
                                                                     $    4,065
                                                                     ----------
CAPITAL GOODS-- 3.8%
General Electric Co. .............................        17,000     $    2,638
                                                                     ----------

32 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.4% (CONTINUED)                         SHARES       (000's)
--------------------------------------------------------------------------------
ENERGY-- 2.2%
Schlumberger Limited .............................        20,000     $    1,530
                                                                     ----------
TOTAL COMMON STOCKS (Cost $44,397) ...............                   $   67,097
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
COMMERCIAL PAPER-- 2.8%                                  (000's)       (000's)
--------------------------------------------------------------------------------
Sweetwater Capital Corp., 6.28%, 04/03/00
   (Amortized Cost $1,952) .......................      $  1,953     $    1,952
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 100.2%
   (Amortized Cost $46,349) ......................                   $   69,049

LIABILITIES IN EXCESS OF OTHER ASSETS-- (0.2%) ...                         (157)
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   68,892
                                                                     ==========

*    Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

                                                    Countrywide Investments - 33

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 94.9%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 58.8%
Applied Materials, Inc.* .........................        43,200     $    4,072
Broadcom Corp. - Class A* ........................        13,000          3,157
Cisco Systems, Inc.* .............................        23,000          1,778
Compuware Corp.* .................................        22,500            474
EMC Corp.* .......................................        22,600          2,825
Intel Corp. ......................................        12,300          1,623
JDS Uniphase Corp.* ..............................        28,000          3,376
Lucent Technologies, Inc. ........................         7,000            425
Nortel Networks Corp. ............................        14,000          1,764
Novell, Inc.* ....................................        91,300          2,613
Oracle Corp.* ....................................       118,500          9,250
PE Corp. - PE Biosystems Group ...................        23,600          2,277
PMC-Sierra, Inc.* ................................        16,550          3,371
RealNetworks, Inc.* ..............................        20,000          1,139
Sun Microsystems, Inc.* ..........................        82,000          7,684
Teradyne, Inc.* ..................................        22,600          1,859
Texas Instruments, Inc. ..........................        11,360          1,818
VERITAS Software Corp.* ..........................        10,000          1,310
Waters Corp.* ....................................        21,000          2,000
                                                                     ----------
                                                                     $   52,815
                                                                     ----------
HEALTH-- 21.3%
Amgen, Inc.* .....................................        23,200     $    1,424
Baxter International, Inc. .......................        20,000          1,254
Biogen, Inc.* ....................................        10,000            699
Biovail Corp.* ...................................        30,000          1,329
Bristol-Myers Squibb Co. .........................        16,400            947
Celera Genomics* .................................        11,000          1,007
Elan Corp. plc - ADR* ............................        50,000          2,375
Forest Laboratories, Inc.* .......................        23,000          1,944
Genentech, Inc.* .................................        10,900          1,657
IDEC Pharmaceuticals Corp.* ......................        17,740          1,743
MedImmune, Inc.* .................................        10,000          1,741
Medtronic, Inc. ..................................        35,000          1,800
Pharmacia & Upjohn, Inc. .........................        21,000          1,244
                                                                     ----------
                                                                     $   19,164
                                                                     ----------
FINANCIAL SERVICES-- 10.5%
Chase Manhattan Corp. ............................        20,000     $    1,744
Citigroup, Inc. ..................................        35,000          2,076
Merrill Lynch & Co., Inc. ........................        20,000          2,100
Morgan Stanley Dean Witter & Co. .................        21,000          1,713
Wells Fargo & Co. ................................        45,000          1,842
                                                                     ----------
                                                                     $    9,475
                                                                     ----------

34 - Countrywide Investments

================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 94.9% (CONTINUED)                         SHARES       (000's)
--------------------------------------------------------------------------------
CONSUMER STAPLES-- 4.3%
AT&T Corp. - Liberty Media Group - Class A* ......        24,000     $    1,422
USA Networks, Inc.* ..............................        51,600          1,164
Viacom, Inc. - Class B* ..........................        24,000          1,266
                                                                     ----------
                                                                     $    3,852
                                                                     ----------
TOTAL COMMON STOCKS (COST $48,110) ...............                   $   85,306
                                                                     ----------

--------------------------------------------------------------------------------
                                                           PAR         MARKET
                                                          VALUE         VALUE
U.S. GOVERNMENT AGENCY ISSUES-- 4.6%                     (000's)       (000's)
--------------------------------------------------------------------------------
FHLB, Discount Note, 04/03/00
   (Amortized Cost $4,137) .......................      $  4,138     $    4,138
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 99.5%
   (Amortized Cost $52,247) ......................                   $   89,444

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.5% .....                          416
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   89,860
                                                                     ==========

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                                                    Countrywide Investments - 35

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
MARCH 31, 2000
================================================================================
                                                                       MARKET
                                                                        VALUE
COMMON STOCKS-- 97.6%                                     SHARES       (000's)
--------------------------------------------------------------------------------
TECHNOLOGY-- 68.0%
21 E Web Network*(A) .............................        83,333     $      500
Agilent Technologies, Inc.* ......................           500             52
Applied Materials, Inc.* .........................        11,200          1,056
Broadcom Corp. - Class A* ........................         7,400          1,797
CIENA Corp.* .....................................         2,000            252
Compuware Corp.* .................................        31,000            653
Daleen Technologies, Inc.* .......................         5,000            103
EMC Corp.* .......................................        14,500          1,812
Exodus Communications, Inc.* .....................         5,000            702
Intel Corp. ......................................        11,200          1,478
JDS Uniphase Corp.* ..............................        28,800          3,472
Novell, Inc.* ....................................        62,000          1,775
Oracle Corp.* ....................................        41,750          3,259
PE Corp. - PE Biosystems Group ...................        13,600          1,312
PMC-Sierra, Inc.* ................................         6,000          1,222
RealNetworks, Inc.* ..............................         8,100            461
SDL, Inc.* .......................................         4,000            852
Sun Microsystems, Inc.* ..........................        25,000          2,343
Sycamore Networks, Inc.* .........................         3,400            439
Teradyne, Inc.* ..................................        17,500          1,439
VERITAS Software Corp.* ..........................        11,025          1,444
Waters Corp.* ....................................         9,500            905
                                                                     ----------
                                                                     $   27,328
                                                                     ----------
HEALTH-- 22.0%
Affymetrix, Inc.* ................................         2,000     $      297
Amgen, Inc.* .....................................        15,000            921
Biogen, Inc.* ....................................        10,000            699
Celera Genomics* .................................         5,300            485
CV Therapeutics, Inc.* ...........................         5,000            251
Elan Corp. plc - ADR* ............................        21,000            997
Forest Laboratories, Inc.* .......................        10,000            845
Genentech, Inc.* .................................         8,700          1,322
IDEC Pharmaceuticals Corp.* ......................         8,800            865
MedImmune, Inc.* .................................         5,000            871
MiniMed, Inc.* ...................................         4,800            622
Pharmacia & Upjohn, Inc. .........................        11,000            652
                                                                     ----------
                                                                     $    8,827
                                                                     ----------
FINANCIAL SERVICES-- 7.2%
Merrill Lynch & Co., Inc. ........................         9,500     $      998
Morgan Stanley Dean Witter & Co. .................        13,000          1,060
Wells Fargo & Co. ................................        20,000            819
                                                                     ----------
                                                                     $    2,877
                                                                     ----------
CONSUMER, CYCLICAL-- 0.4%
Shop at Home, Inc.* ..............................        20,000     $      172
                                                                     ----------
TOTAL COMMON STOCKS (Cost $21,326) ...............                   $   39,204
                                                                     ----------

36 - Countrywide Investments

================================================================================
                                                           PAR         MARKET
                                                          VALUE         VALUE
U.S. GOVERNMENT AGENCY ISSUES-- 2.4%                     (000's)       (000's)
--------------------------------------------------------------------------------
FHLB, Discount Note, 04/03/00
   (Amortized Cost $950) .........................      $    950     $      950
                                                        ========     ----------
TOTAL INVESTMENTS AT VALUE-- 100.0%
   (Amortized Cost $22,276) ......................                   $   40,154

OTHER ASSETS IN EXCESS OF LIABILITIES-- 0.0% .....                           17
                                                                     ----------

NET ASSETS-- 100.0% ..............................                   $   40,171
                                                                     ==========

*    Non-income producing security.

ADR American Depository Receipt.

(A)  Restricted Security (Note 8).

See accompanying notes to financial statements.

                                                    Countrywide Investments - 37

RESULTS OF SPECIAL MEETING OF SHAREHOLDERS
APRIL 19, 2000 (UNAUDITED)
================================================================================

On April 19, 2000, a Special Meeting of Shareholders of Countrywide Strategic Trust (the Trust) was held (1) to approve or disapprove new investment advisory agreements with Touchstone Advisers, Inc., (2) to approve or disapprove new subadvisory agreements with Mastrapasqua & Associates, Inc. with respect to the Growth/Value Fund and Aggressive Growth Fund, (3) to approve or disapprove new subadvisory agreements with Fort Washington Investment Advisors, Inc. with respect to the Utility Fund and Equity Fund and (4) to approve or disapprove the termination of the Trust's current independent public accountants and the selection of Ernst & Young LLP as independent public accountants for the fiscal year ended March 31, 2000. The total number of shares of the Trust present by proxy represented 57.9% of the shares entitled to vote at the meeting. Each of the matters submitted to shareholders was approved.

The results of the voting for or against the approval of the new investment advisory agreements by each Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,158,081          28,998          43,070
Equity Fund                           1,672,675          10,140           5,075
Growth/Value Fund                     1,410,207           7,738          10,818
Aggressive Growth Fund                  637,780           1,135             457
--------------------------------------------------------------------------------

The results of the voting for or against the approval of the new subadvisory agreements by the Growth/Value Fund and Aggressive Growth Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Growth/Value Fund                     1,406,005           9,041          13,717
Aggressive Growth Fund                  637,148           1,165           1,059
--------------------------------------------------------------------------------

The results of the voting for or against the approval of the new subadvisory agreements by the Utility Fund and Equity Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,150,828          32,553          46,768
Equity Fund                           1,672,667           9,744           5,479
--------------------------------------------------------------------------------

The results of the voting for or against the termination of the Trust's current independent public accountants and the selection of Ernst & Young LLP as independent public accountants by each Fund was as follows:

--------------------------------------------------------------------------------
                                                    NUMBER OF SHARES
                                      ------------------------------------------
                                         FOR            AGAINST         ABSTAIN
--------------------------------------------------------------------------------
Utility Fund                          1,120,350          42,032          67,767
Equity Fund                           1,669,563           6,210          12,117
Growth/Value Fund                     1,392,359          10,070          26,334
Aggressive Growth Fund                  636,820           1,478           1,073
--------------------------------------------------------------------------------

38 - Countrywide Investments

REPORT OF INDEPENDENT AUDITORS
================================================================================

To the Shareholders and Trustees
Countrywide Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Countrywide Strategic Trust (consisting of Utility Fund, Equity Fund, Growth/Value Fund, and Aggressive
Growth Fund) (the Funds) as of March 31, 2000, the related statements of operations and statements of changes in net assets for the year then ended and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets presented herein for the year ended March 31, 1999 and the financial highlights presented herein for each of the respective years or periods ended March 31, 1999 were audited by other auditors whose report dated April 30, 1999 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting the Countrywide Strategic Trust as of March 31, 2000, the results of their operations and the changes in their net assets for the year then ended and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young LLP

Cincinnati, Ohio
May 22, 2000

Semi-Annual
   Report

September 30, 2000
  (Unaudited)


Utility Fund

Equity Fund

Growth/Value Fund

Aggressive Growth Fund

Enhanced 30 Fund

TABLE OF CONTENTS
================================================================================
                                                                            Page
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                         4-5
--------------------------------------------------------------------------------
Statements of Operations                                                     6-7
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                          8-9
--------------------------------------------------------------------------------
Financial Highlights                                                       10-19
--------------------------------------------------------------------------------
Notes to Financial Statements                                              20-26
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
     Utility Fund                                                          27-28
--------------------------------------------------------------------------------
     Equity Fund                                                           29-30
--------------------------------------------------------------------------------
     Growth/Value Fund                                                     31-32
--------------------------------------------------------------------------------
     Aggressive Growth Fund                                                33-34
--------------------------------------------------------------------------------
     Enhanced 30 Fund                                                      35-36
--------------------------------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        2
                                       ---

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
=======================================================================================
                                                                   UTILITY     EQUITY
(000's)                                                              FUND       FUND
---------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost ............................................   $ 24,065   $ 52,308
                                                                   ===================
  At market value (Note 2) .....................................   $ 38,426   $ 67,349
Cash ...........................................................          1        712
Dividends and interest receivable ..............................         49         22
Receivable for capital shares sold .............................          7         15
Other assets ...................................................         28         16
                                                                   -------------------
TOTAL ASSETS ...................................................     38,511     68,114
                                                                   -------------------

LIABILITIES
Dividends payable ..............................................         15         --
Payable for securities purchased ...............................         42         --
Payable for capital shares redeemed ............................        102         62
Payable to affiliates (Note 4) .................................         26         50
Other accrued expenses and liabilities .........................         24         80
                                                                   -------------------
TOTAL LIABILITIES ..............................................        209        192
                                                                   -------------------

NET ASSETS .....................................................   $ 38,302   $ 67,922
                                                                   ===================

NET ASSETS CONSIST OF:
Paid-in capital ................................................   $ 20,452   $ 50,000
Undistributed net investment loss ..............................         --       (268)
Accumulated net realized gains from security transactions ......      3,489      3,149
Net unrealized appreciation on investments .....................     14,361     15,041
                                                                   -------------------

NET ASSETS .....................................................   $ 38,302   $ 67,922
                                                                   ===================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ......................   $ 35,475   $ 64,480
                                                                   ===================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) (Note 5)      2,184      3,009
                                                                   ===================
Net asset value and redemption price per share (Note 2) ........   $  16.25   $  21.43
                                                                   ===================
Maximum offering price per share (Note 2) ......................   $  17.24   $  22.74
                                                                   ===================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ......................   $  2,827   $  3,442
                                                                   ===================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) (Note 5)        174        166
                                                                   ===================
Net asset value and redemption price per share (Note 2) ........   $  16.25   $  20.75
                                                                   ===================
Maximum offering price per share (Note 2) ......................   $  16.46   $  21.01
                                                                   ===================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        4
                                       ---

STATEMENTS OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000 (UNAUDITED)
======================================================================================================
                                                                   GROWTH/     AGGRESSIVE
                                                                    VALUE        GROWTH    ENHANCED 30
(000's)                                                              FUND         FUND         FUND
------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
  At amortized cost ............................................   $115,000     $ 22,954     $  6,718
                                                                   ==================================
  At market value (Note 2) .....................................   $159,977     $ 43,099     $  6,812
Cash ...........................................................          5           41           --
Dividends receivable ...........................................         11            1            7
Receivable for capital shares sold .............................      3,427          611           --
Receivable for securities sold .................................         --           --          118
Other assets ...................................................         47           51           29
                                                                   ----------------------------------
TOTAL ASSETS ...................................................    163,467       43,803        6,966
                                                                   ----------------------------------
LIABILITIES
Payable for securities purchased ...............................      5,865           --          137
Payable for capital shares redeemed ............................        606            9           --
Payable to affiliates (Note 4) .................................        141           64            5
Other accrued expenses and liabilities .........................        180           74            8
                                                                   ----------------------------------
TOTAL LIABILITIES ..............................................      6,792          147          150
                                                                   ----------------------------------

NET ASSETS .....................................................   $156,675     $ 43,656     $  6,816
                                                                   ==================================

NET ASSETS CONSIST OF:
Paid-in capital ................................................   $112,390     $ 23,886     $  6,821
Undistributed net investment loss ..............................       (662)        (329)          --
Accumulated net realized losses from security transactions .....        (30)         (46)         (99)
Net unrealized appreciation on investments .....................     44,977       20,145           94
                                                                   ----------------------------------

NET ASSETS .....................................................   $156,675     $ 43,656     $  6,816
                                                                   ==================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares ......................   $125,555     $ 41,443     $  6,809
                                                                   ==================================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) (Note 5)      3,703        1,194          681
                                                                   ==================================
Net asset value and redemption price per share (Note 2) ........   $  33.91     $  34.70     $  10.00
                                                                   ==================================
Maximum offering price per share (Note 2) ......................   $  35.98     $  36.82     $  10.61
                                                                   ==================================

PRICING OF CLASS C SHARES
Net assets attributable to Class C shares ......................   $ 31,120     $  2,213     $      7
                                                                   ==================================
Shares of beneficial interest outstanding
  (unlimited number of shares authorized, no par value) (Note 5)        925           64            1
                                                                   ==================================
Net asset value and redemption price per share (Note 2) ........   $  33.64     $  34.60     $  10.00
                                                                   ==================================
Maximum offering price per share (Note 2) ......................   $  34.07     $  35.04     $  10.13
                                                                   ==================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        5
                                       ---

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000 (UNAUDITED)
===================================================================================
                                                                  UTILITY   EQUITY
(000's)                                                             FUND     FUND
-----------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ......................................................   $  434   $  117
Interest .......................................................       14      103
                                                                   ---------------
TOTAL INVESTMENT INCOME ........................................      448      220
                                                                   ---------------

EXPENSES
Investment advisory fees (Note 4) ..............................      138      268
Distribution expenses, Class A (Note 4) ........................       42       85
Distribution expenses, Class C (Note 4) ........................       13       17
Transfer agent fees, Class A (Note 4) ..........................       16       16
Transfer agent fees, Class C (Note 4) ..........................        6        6
Accounting services fees (Note 4) ..............................       18       21
Professional fees ..............................................        3        1
Registration fees, Common ......................................        3        4
Registration fees, Class A .....................................        4        4
Registration fees, Class C .....................................        4        4
Custodian fees .................................................        7        7
Postage and supplies ...........................................        5        5
Trustees' fees and expenses ....................................        2        2
Reports to shareholders ........................................        2        2
Other expenses .................................................        1       46
                                                                   ---------------
TOTAL EXPENSES .................................................      264      488
Fees waived by the Adviser (Note 4) ............................       (4)      --
                                                                   ---------------

NET EXPENSES ...................................................      260      488
                                                                   ---------------

NET INVESTMENT INCOME (LOSS) ...................................      188     (268)
                                                                   ---------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains from security transactions ..................    3,489    3,149
Net change in unrealized appreciation/depreciation on investments    (204)  (7,659)
                                                                   ---------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ......    3,285   (4,510)
                                                                   ---------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........   $3,473  $(4,778)
                                                                   ===============

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        6
                                       ---

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2000(A) (UNAUDITED)
========================================================================================================
                                                                     GROWTH/     AGGRESSIVE
                                                                      VALUE        GROWTH    ENHANCED 30
(000's)                                                                FUND         FUND         FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends ......................................................     $    136     $     23     $     35
Interest .......................................................          197            9            9
                                                                     ----------------------------------
TOTAL INVESTMENT INCOME ........................................          333           32           44
                                                                     ----------------------------------

EXPENSES
Investment advisory fees (Note 4) ..............................          560          184           23
Distribution expenses, Class A (Note 4) ........................          120           61           --
Distribution expenses, Class C (Note 4) ........................           85           --           --
Transfer agent fees, Class A (Note 4) ..........................           30           16            6
Transfer agent fees, Class C (Note 4) ..........................           11            5            4
Accounting services fees (Note 4) ..............................           22           17           14
Registration fees, Common ......................................           13            6            2
Registration fees, Class A .....................................            7            1            1
Registration fees, Class C .....................................           12            2            1
Interest expense (Note 6) ......................................           --           44           --
Custodian fees .................................................           16            9            4
Professional fees ..............................................            6            5            3
Postage and supplies ...........................................            6            3           --
Trustees' fees and expenses ....................................            2            2            2
Amortization of organization costs (Note 2) ....................            3            3           --
Reports to shareholders ........................................            3            1           --
Other expenses .................................................           99           63           --
                                                                     ----------------------------------
TOTAL EXPENSES .................................................          995          422           60
Fees waived and/or expenses reimbursed by the Adviser (Notes 4, 6)         --          (61)         (33)
                                                                     ----------------------------------
NET EXPENSES ...................................................          995          361           27
                                                                     ----------------------------------

NET INVESTMENT INCOME (LOSS) ...................................         (662)        (329)          17
                                                                     ----------------------------------

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses from security transactions .................         (915)      (1,017)         (99)
Net change in unrealized appreciation/depreciation on investments       7,780        2,267           94
                                                                     ----------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS ......        6,865        1,250           (5)
                                                                     ----------------------------------

NET INCREASE IN NET ASSETS FROM OPERATIONS .....................     $  6,203     $    921     $     12
                                                                     ==================================

(A) Except for the Aggressive Growth Fund Class C shares and the Enhanced 30 Fund Class A shares and Class C shares which represents the period from the initial public offering (May 17, 2000), (May 1,2000) and (May 16, 2000) through September 30, 2000, respectively.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        7
                                       ---

STATEMENTS OF CHANGES IN NET ASSETS
==========================================================================================================================
                                                                          UTILITY FUND                 EQUITY FUND
--------------------------------------------------------------------------------------------------------------------------
                                                                    SIX MONTHS                  SIX MONTHS
                                                                       ENDED         YEAR          ENDED          YEAR
                                                                   SEPTEMBER 30,     ENDED     SEPTEMBER 30,      ENDED
                                                                       2000        MARCH 31,       2000         MARCH 31,
(000's)                                                             (UNAUDITED)      2000       (UNAUDITED)       2000
--------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) ...................................    $      188    $      779    $     (268)    $     (193)
Net realized gains from security transactions ..................         3,489         5,713         3,149          9,634
Net change in unrealized appreciation/depreciationon
  on investments ...............................................          (204)          794        (7,659)         3,404
                                                                    -----------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ..........         3,473         7,286        (4,778)        12,845
                                                                    -----------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A ............................          (190)         (758)           --             --
From net investment income, Class C ............................            --           (19)           --             --
From net realized gains on security transactions, Class A ......            --        (6,701)           --         (9,186)
From net realized gains on security transactions, Class C ......            --          (543)           --           (521)
                                                                    -----------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS
  TO SHAREHOLDERS ..............................................          (190)       (8,021)           --         (9,707)
                                                                    -----------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 5)
CLASS A
Proceeds from shares sold ......................................           833         4,392        12,550         15,425
Reinvested distributions .......................................           160         6,834            --          9,128
Payments for shares redeemed ...................................        (4,474)      (12,989)       (8,825)       (17,887)
                                                                    -----------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A
  SHARE TRANSACTIONS ...........................................        (3,481)       (1,763)        3,725          6,666
                                                                    -----------------------------------------------------
CLASS C
Proceeds from shares sold ......................................           222           400           215            534
Reinvested distributions .......................................            --           533            --            515
Payments for shares redeemed ...................................          (524)       (1,239)         (132)          (667)
                                                                    -----------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C
  SHARE TRANSACTIONS ...........................................          (302)         (306)           83            382
                                                                    -----------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS ........................          (500)       (2,804)         (970)        10,186
                                                                    -----------------------------------------------------

NET ASSETS
Beginning of period ............................................        38,802        41,606        68,892         58,706
                                                                    -----------------------------------------------------
End of period ..................................................    $   38,302    $   38,802    $   67,922     $   68,892
                                                                    =====================================================

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        8
                                       ---

STATEMENTS OF CHANGES IN NET ASSETS
==============================================================================================================
                                                 GROWTH/                  AGGRESSIVE GROWTH       ENHANCED 30
                                               VALUE FUND                       FUND                  FUND
--------------------------------------------------------------------------------------------------------------
                                        SIX MONTHS                   SIX MONTHS                   SIX MONTHS
                                           ENDED          YEAR          ENDED          YEAR          ENDED
                                       SEPTEMBER 30,      ENDED     SEPTEMBER 30,      ENDED     SEPTEMBER 30,
                                           2000         MARCH 31,      2000(B)       MARCH 31,      2000(C)
(000's)                                 (UNAUDITED)      2000(A)     (UNAUDITED)       2000       (UNAUDITED)
--------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss) .......    $     (662)    $     (428)   $     (329)    $     (288)   $       17
Net realized gains (losses) from
  security transactions ............          (915)         2,013        (1,017)         1,040           (99)
Net change in unrealized appreciation/
  depreciation on investments ......         7,780         27,647         2,267         14,559            94
                                        --------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS ..................         6,203         29,232           921         15,311            12
                                        --------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A             --             --            --             --           (17)
From net realized gains on
  security transactions, Class A ...            --           (792)           --            (69)           --
From net realized gains on
  security transaction, Class C ....            --            (34)           --             --            --
                                        --------------------------------------------------------------------
DECREASE IN NET ASSETS FROM
  DISTRIBUTIONS TO SHAREHOLDERS ....            --           (826)           --            (69)          (17)
                                        --------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
  (NOTE 5)
CLASS A
Proceeds from shares sold ..........        64,400         44,315        12,504         20,595         6,819
Reinvested distributions ...........            --            671            --             62            17
Payments for shares redeemed .......       (23,146)       (17,428)      (12,084)        (7,130)          (22)
                                        --------------------------------------------------------------------
NET INCREASE IN NET ASSETS
  FROM CLASS A SHARE TRANSACTIONS ..        41,254         27,558           420         13,527         6,814
                                        --------------------------------------------------------------------
CLASS C
Proceeds from shares sold ..........        19,932          9,477         2,146             --             7
Reinvested distributions ...........            --             33            --             --            --
Payments for shares redeemed .......          (574)          (278)           (2)            --            --
                                        --------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C
  SHARE TRANSACTIONS ...............        19,358          9,232         2,144             --             7
                                        --------------------------------------------------------------------

TOTAL INCREASE
  IN NET ASSETS ....................        66,815         65,196         3,485         28,769         6,816
                                        --------------------------------------------------------------------
NET ASSETS
Beginning of period ................        89,860         24,664        40,171         11,402            --
                                        --------------------------------------------------------------------
End of period ......................    $  156,675     $   89,860    $   43,656     $   40,171    $    6,816
                                        ====================================================================

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through March 31, 2000.

(B) Except for the Aggressive Growth Fund Class C shares which represents the period from the initial public offering (May 17, 2000) through September 30, 2000.

(C) Represents the period from the initial public offering (May 1, 2000 for Class A shares and May 16, 2000 for Class C shares) through September 30, 2000, respectively.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                       ---
                                        9
                                       ---

UTILITY FUND - CLASS A
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                  SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  14.85   $  15.42   $  16.76   $  12.44   $  12.24   $  10.47
                                                   ---------------------------------------------------------------

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
  Net investment income ........................       0.08       0.25       0.38       0.43       0.46       0.47
  Net realized and unrealized gains (losses)
    on investments .............................       1.40       2.50      (1.16)      4.56       0.22       1.77
                                                   ---------------------------------------------------------------
Total from investment operations ...............       1.48       2.75      (0.78)      4.99       0.68       2.24
                                                   ---------------------------------------------------------------

LESS DISTRIBUTIONS:
  Dividends from net investment income .........      (0.08)     (0.25)     (0.38)     (0.43)     (0.46)     (0.47)
  Distributions from net realized gains ........         --      (3.07)     (0.18)     (0.24)     (0.02)        --
                                                   ---------------------------------------------------------------
Total distributions ............................      (0.08)     (3.32)     (0.56)     (0.67)     (0.48)     (0.47)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  16.25   $  14.85   $  15.42   $  16.76   $  12.44   $  12.24
                                                   ===============================================================

Total return(A) ................................      10.04%(D)  18.07%     (4.79%)    40.92%      5.61%     21.65%
                                                   ===============================================================

Net assets at end of period (000's) ............   $ 35,475   $ 35,915   $ 38,391   $ 42,463   $ 36,087   $ 40,424
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       1.33%(C)   1.34%      1.33%      1.25%      1.25%      1.25%

Ratio of net investment income to
  average net assets ...........................       1.11%(C)   1.85%      2.30%      3.03%      3.65%      3.97%

Portfolio turnover rate ........................         51%(C)     22%         4%         0%         3%        11%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 1.35% (C) for the six months ended September 30, 2000.

(C)  Annualized.

(D)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       10
                                      ----

UTILITY FUND - CLASS C
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  14.86   $  15.40   $  16.74   $  12.43   $  12.23   $  10.46
                                                   ----------------------------------------------------------------

Income (loss) from investment operations:
  Net investment income ........................         --       0.13       0.18       0.31       0.35       0.37
  Net realized and unrealized gains (losses)
    on investments .............................       1.39       2.50      (1.16)      4.57       0.24       1.78
                                                   ---------------------------------------------------------------
Total from investment operations ...............       1.39       2.63      (0.98)      4.88       0.59       2.15
                                                   ---------------------------------------------------------------

Less distributions:
  Dividends from net investment income .........         --      (0.10)     (0.18)     (0.33)     (0.37)     (0.38)
  Distributions from net realized gains ........         --      (3.07)     (0.18)     (0.24)     (0.02)        --
                                                   ---------------------------------------------------------------
Total distributions ............................         --      (3.17)     (0.36)     (0.57)     (0.39)     (0.38)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  16.25   $  14.86   $  15.40   $  16.74   $  12.43   $  12.23
                                                   ===============================================================

Total return(A) ................................       9.43(D)   17.16%     (5.92%)    39.91%      4.82%     20.78%
                                                   ===============================================================

Net assets at end of period (000's) ............   $  2,184   $  2,887   $  3,215   $  3,597   $  3,099   $  3,686
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       2.50%(C)   2.46%      2.50%      2.00%      2.00%      2.00%

Ratio of net investment income to
  average net assets ...........................       0.06%(C)   0.73%      1.13%      2.28%      2.89%      3.19%

Portfolio turnover rate ........................         51%(C)     22%         4%         0%         3%        11%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers by the Adviser, the ratio of expenses to average net assets would have been 2.52% (C) for the six months ended September 30, 2000.

(C)  Annualized.

(D)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       11
                                      ----

EQUITY FUND - CLASS A
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  22.93   $  22.12   $  19.38   $  13.76   $  12.45   $   9.84
                                                   ---------------------------------------------------------------

Income from investment operations:
  Net investment income (loss) .................      (0.08)     (0.05)      0.04       0.09       0.12       0.13
  Net realized and unrealized gains
    on investments .............................      (1.42)      4.60       2.73       5.76       1.35       2.60
                                                   ---------------------------------------------------------------
Total from investment operations ...............      (1.50)      4.55       2.77       5.85       1.47       2.73
                                                   ---------------------------------------------------------------

Less distributions:
  Dividends from net investment income .........         --         --      (0.03)     (0.08)     (0.12)     (0.12)
  Distributions from net realized gains ........         --      (3.74)        --      (0.15)     (0.04)        --
                                                   ---------------------------------------------------------------
Total distributions ............................         --      (3.74)     (0.03)     (0.23)     (0.16)     (0.12)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  21.43   $  22.93   $  22.12   $  19.38   $  13.76   $  12.45
                                                   ===============================================================

Total return(A) ................................      (6.54%)(D) 20.60%     14.30%     42.74%     11.82%     27.90%
                                                   ===============================================================

Net assets at end of period (000's) ............   $ 64,480   $ 65,274   $ 55,561   $ 38,336   $ 14,983   $  8,502
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       1.31%(C)   1.26%      1.31%      1.25%      1.25%      1.25%

Ratio of net investment income (loss) to
  average net assets ...........................      (0.70%)(C) (0.24%)     0.18%      0.53%      0.91%      1.06%

Portfolio turnover rate ........................         68%(C)     78%        10%         7%        38%        38%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 1.43% and 2.02% for the years ended March 31, 1997 and 1996, respectively.

(C)  Annualized.

(D)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       12
                                      ----

EQUITY FUND - CLASS C
FINANCIAL HIGHLIGHTS
===================================================================================================================
                                                      PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                    ENDED
                                                  SEPT. 30,                   YEARS ENDED MARCH 31,
                                                     2000     -----------------------------------------------------
                                                 (UNAUDITED)    2000       1999       1998       1997       1996
-------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  22.32   $  21.86   $  19.34   $  13.77   $  12.46   $   9.86
                                                   ---------------------------------------------------------------

Income from investment operations:
  Net investment income (loss) .................      (0.19)     (0.28)     (0.19)     (0.03)      0.02       0.05
  Net realized and unrealized gains (losses)
    on investments .............................      (1.38)      4.48       2.71       5.75       1.35       2.60
                                                   ---------------------------------------------------------------
Total from investment operations ...............      (1.57)      4.20       2.52       5.72       1.37       2.65
                                                   ---------------------------------------------------------------

Less distributions:
  Dividends from net investment income .........         --         --         --         --      (0.02)     (0.05)
  Distributions from net realized gains ........         --      (3.74)        --      (0.15)     (0.04)        --
                                                   ---------------------------------------------------------------
Total distributions ............................         --      (3.74)        --      (0.15)     (0.06)     (0.05)
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  20.75   $  22.32   $  21.86   $  19.34   $  13.77   $  12.46
                                                   ===============================================================

Total return(A) ................................      (7.03%)(D) 19.24%     13.03%     41.63%     11.01%     26.90%
                                                   ===============================================================

Net assets at end of period (000's) ............   $  3,442   $  3,618   $  3,146   $  3,862   $  2,770   $  2,436
                                                   ===============================================================

Ratio of net expenses to
  average net assets(B) ........................       2.41%(C)   2.68%      2.41%      2.00%      2.00%      2.00%

Ratio of net investment income (loss) to
  average net assets ...........................      (1.80%)(C) (1.34%)    (0.92%)    (0.18%)     0.15%      0.38%

Portfolio turnover rate ........................         68%(C)     78%        10%         7%        38%        38%

(A)  Total returns shown exclude the effect of applicable sales loads.

(B) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.14% and 2.70% for the years ended March 31, 1997 and 1996, respectively.

(C)  Annualized.

(D)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       13
                                      ----

GROWTH/VALUE FUND - CLASS A
FINANCIAL HIGHLIGHTS
=======================================================================================================================
                                                          PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS
                                                     ENDED      YEAR       YEAR   SEVEN MONTHS   YEAR      PERIOD
                                                   SEPT. 30,    ENDED      ENDED      ENDED      ENDED      ENDED
                                                     2000     MARCH 31,  MARCH 31,  MARCH 31, AUGUST 31, AUGUST 31,
                                                 (UNAUDITED)    2000       1999      1998(A)     1997      1996(B)
-----------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period .........   $  32.43   $  17.50   $  16.30   $  15.90   $  11.18   $  10.00
                                                   ---------------------------------------------------------------

Income from investment operations:
  Net investment loss ..........................      (0.14)     (0.16)     (0.17)     (0.08)     (0.13)     (0.06)(C)
  Net realized and unrealized gains
    on investments .............................       1.62      15.51       4.84       1.05       5.39       1.24
                                                   ---------------------------------------------------------------
Total from investment operations ...............       1.48      15.35       4.67       0.97       5.26       1.18
                                                   ---------------------------------------------------------------

Distributions from net realized gains ..........         --      (0.42)     (3.47)     (0.57)     (0.54)        --
                                                   ---------------------------------------------------------------

Net asset value at end of period ...............   $  33.91   $  32.43   $  17.50   $  16.30   $  15.90   $  11.18
                                                   ===============================================================

Total return(D) ................................       4.56%(G)  88.88%     29.89%      6.43%     47.11%     11.80%(G)
                                                   ===============================================================

Net assets at end of period (000's) ............   $125,555   $ 79,066   $ 24,664   $ 28,649   $ 26,778   $ 15,108
                                                   ===============================================================

Ratio of net expenses to average
  net assets(E) ................................       1.65%(F)   1.52%      1.66%      1.66%(F)   1.95%      1.95%(F)

Ratio of net investment loss to average
  net assets ...................................      (1.06%)(F) (1.05%)    (0.93%)    (0.91%)(F) (1.03%)    (0.62%)(F)

Portfolio turnover rate ........................         23%(F)     44%        59%        62%(F)     52%        21%(F)

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratio of expenses to average net assets would have been 2.83%(F) for the period ended August 31, 1996.

(F)  Annualized.

(G)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       14
                                      ----

GROWTH/VALUE FUND - CLASS C
FINANCIAL HIGHLIGHTS
===============================================================================
                   PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
-------------------------------------------------------------------------------
                                                          SIX MONTHS
                                                             ENDED     PERIOD
                                                           SEPT. 30,   ENDED
                                                             2000     MARCH 31,
                                                         (UNAUDITED)  2000(A)
-------------------------------------------------------------------------------
Net asset value at beginning of period .................   $  32.30   $  18.65
                                                           -------------------

Income from investment operations:
  Net investment loss ..................................      (0.17)     (0.11)
  Net realized and unrealized gains on investments .....       1.51      14.18
                                                           -------------------
Total from investment operations .......................       1.34      14.07
                                                           -------------------

Distributions from net realized gains ..................         --      (0.42)
                                                           -------------------

Net asset value at end of period .......................   $  33.64   $  32.30
                                                           ===================

Total return(B) ........................................       4.15%     76.52%
                                                           ===================

Net assets at end of period (000's) ....................   $ 31,120   $ 10,794
                                                           ===================

Ratio of net expenses to average net assets(C) .........       2.40%      2.33%

Ratio of net investment loss to average net assets(C) ..      (1.81%)    (1.77%)

Portfolio turnover rate(C) .............................         23%        44%

(A) Represents the period from the initial public offering(August 2, 1999) through March 31, 2000.

(B) Total returns shown exclude the effect of applicable sales loads and are not annualized.

(C)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       15
                                      ----

AGGRESSIVE GROWTH FUND--CLASS A
FINANCIAL HIGHLIGHTS
=============================================================================================================================
                                                                PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
-----------------------------------------------------------------------------------------------------------------------------
                                              SIX MONTHS
                                                 ENDED        YEAR         YEAR     SEVEN MONTHS     YEAR        PERIOD
                                               SEPT. 30,      ENDED        ENDED        ENDED        ENDED        ENDED
                                                 2000       MARCH 31,    MARCH 31,    MARCH 31,   AUGUST 31,   AUGUST 31,
                                              (UNAUDITED)     2000         1999       1998(A)        1997       1996(B)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period ...     $  33.71     $  15.73     $  15.81     $  16.29     $  10.95     $  10.00
                                               -------------------------------------------------------------------------

Income (loss) from investment operations:
  Net investment loss ....................        (0.27)       (0.24)       (0.27)       (0.15)       (0.17)       (0.11)(C)
  Net realized and unrealized gains (losses)
    on investments .......................         1.26        18.30         2.67        (0.33)        5.54         1.06
                                               -------------------------------------------------------------------------
Total from investment operations .........         0.99        18.06         2.40        (0.48)        5.37         0.95
                                               -------------------------------------------------------------------------

Distributions from net realized gains ....           --        (0.08)       (2.48)          --        (0.03)          --
                                               -------------------------------------------------------------------------

Net asset value at end of period .........     $  34.70     $  33.71     $  15.73     $  15.81     $  16.29     $  10.95
                                               =========================================================================

Total return(D) ..........................         2.94%(G)   115.03%       15.46%       (2.95%)(G)   49.09%        9.50%(G)
                                               =========================================================================

Net assets at end of period (000's) ......     $ 41,443     $ 40,171     $ 11,402     $ 15,495     $ 13,984     $  6,550
                                               =========================================================================

Ratio of net expenses to
  average net assets(E) ..................         1.94%(F)     1.81%        1.95%        1.95%(F)     1.94%        1.95%(F)

Ratio of net investment loss to
  average net assets .....................        (1.77%)(F)   (1.62%)      (1.52%)      (1.66%)(F)   (1.57%)      (1.26%)(F)

Portfolio turnover rate ..................           13%(F)       40%          93%          40%(F)       51%          16%

Amount of debt outstanding at end
of period ................................     $     --     $     --     $     --          n/a          n/a          n/a

Average daily amount of debt
  outstanding during the period (000's) ..     $    690     $    351     $     80          n/a          n/a          n/a

Average daily number of capital shares
  outstanding during the period (000's) ..        1,147          756          818          n/a          n/a          n/a

Average amount of debt per share during
  the period .............................     $   0.60     $   0.46     $   0.10          n/a          n/a          n/a

(A) Effective as of the close of business on August 29, 1997, the Fund was reorganized and its fiscal year-end, subsequent to August 31, 1997, was changed to March 31.

(B) Represents the period from the commencement of operations (September 29, 1995) through August 31, 1996.

(C)  Calculated using weighted average shares outstanding during the period.

(D)  Total returns shown exclude the effect of applicable sales loads.

(E) Absent fee waivers and/or expense reimbursements, the ratios of expenses to average net assets would have been 2.27%(F) , 2.13%, 2.00%, 2.62% and 5.05%
     (F) for the periods ended September 30, 2000, March 31, 2000 and 1999, August 31, 1997 and 1996, respectively (Note 4).

(F)  Annualized.

(G)  Not annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       16
                                      ----

AGGRESSIVE GROWTH FUND--CLASS C
FINANCIAL HIGHLIGHTS
==============================================================================================
                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------
                                                                                   PERIOD
                                                                                    ENDED
                                                                                  SEPT. 30,
                                                                                   2000(A)
                                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................................   $29.21
                                                                                   ------

Income from investment operations:
  Net investment income (loss) .................................................    (0.13)
  Net realized and unrealized gains on investments .............................     5.52
                                                                                   ------
Total from investment operations ...............................................     5.39
                                                                                   ------

Net asset value at end of period ...............................................   $34.60
                                                                                   ======

Total return(B) ................................................................    19.67%
                                                                                   ======

Net assets at end of period (000's) ............................................   $2,213
                                                                                   ======

Ratio of net expenses to average net assets(C) .................................     2.68%(D)

Ratio of net investment loss to average net assets .............................    (2.51%)(D)

Portfolio turnover rate ........................................................       13%(D)

Amount of debt outstanding at end of period ....................................       --

Average daily amount of debt outstanding during the period (000's) .............   $  690

Average daily number of capital shares outstanding during the period (000's) ...    1,147

Average amount of debt per share during the period .............................   $ 0.60

(A) Represents the period from the initial public offering of shares (May 17, 2000) through September 30, 2000.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.90% (D) for the period ended September 30, 2000.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       17
                                      ----

ENHANCED 30 FUND--CLASS A
FINANCIAL HIGHLIGHTS
=============================================================================================
                                 PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
---------------------------------------------------------------------------------------------
                                                                                   PERIOD
                                                                                    ENDED
                                                                                  SEPT. 30,
                                                                                   2000(A)
                                                                                 (UNAUDITED)
---------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................................   $10.00
                                                                                   ------

Income from investment operations:
  Net investment income ........................................................     0.03
                                                                                   ------

Less Distributions:
  Dividends from net investments income ........................................    (0.03)
                                                                                   ------

Net asset value at end of period ...............................................   $10.00
                                                                                   ======

Total return(B) ................................................................     0.25%
                                                                                   ======

Net assets at end of period (000's) ............................................   $6,809
                                                                                   ======

Ratio of net expenses to average net assets(C) .................................     0.99%(D)

Ratio of net investment income to average net assets ...........................     0.64%(D)

Portfolio turnover rate ........................................................        6%(D)

(A) Represents the period from the initial public offering of shares (May 1, 2000) through September 30, 2000.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.22% (D) for the period ended September 30, 2000.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       18
                                      ----

ENHANCED 30 FUND--CLASS C
FINANCIAL HIGHLIGHTS
==============================================================================================
                                  PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
----------------------------------------------------------------------------------------------
                                                                                   PERIOD
                                                                                    ENDED
                                                                                  SEPT. 30,
                                                                                   2000(A)
                                                                                 (UNAUDITED)
----------------------------------------------------------------------------------------------
Net asset value at beginning of period .........................................   $10.00
                                                                                   ------

Income from investment operations:
  Net investment loss ..........................................................    (0.00)
                                                                                   ------

Net asset value at end of period ...............................................   $10.00
                                                                                   ======

Total return(B) ................................................................     0.00%
                                                                                   ======

Net assets at end of period (000's) ............................................   $    7
                                                                                   ======

Ratio of net expenses to average net assets(C) .................................     1.76%(D)

Ratio of net investment (loss) to average net assets ...........................    (0.32%)(D)

Portfolio turnover rate ........................................................        6%(D)

(A) Represents the period from the initial public offering (May 16, 2000) through September 30, 2000.

(B) Total return shown excludes the effect of applicable sales loads and is not annualized.

(C) Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 54.29% (D) for the period ended September 30, 2000.

(D)  Annualized.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       19
                                      ----

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================

1.   ORGANIZATION

The Utility Fund, Equity Fund, Growth/Value Fund, Aggressive Growth Fund and Enhanced 30 Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Utility Fund seeks growth of capital and current income by investing primarily in securities of public utilities. The Fund invests primarily in a diversified portfolio of common, preferred and convertible preferred stocks and bonds of domestic public utilities. Public utilities are those companies that are involved in the production, supply or distribution of electricity, natural gas, telecommunications (including cable and wireless companies) and water.

The Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The Fund invests primarily in a diversified portfolio of common stocks which are believed to have growth attributes superior to the general market.

The Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuations may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in domestic stocks of large-cap growth companies which are believed to have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a three to five year period.

The Aggressive Growth Fund seeks long-term capital appreciation primarily through equity investments. The Fund seeks growth opportunities among companies of various sizes whose valuation may not yet reflect the prospects for accelerated earnings/cash flow growth. The Fund invests primarily in common stocks of domestic growth companies which are likely to benefit from new or innovative products, services or processes.

The Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average. The Fund's portfolio is based on the 30 stocks that comprise the Dow Jones Industrial Average.

The Utility Fund, Equity Fund, Growth/Value Fund, Enhanced 30 Fund and, effective May 17, 2000, Aggressive Growth Fund each offer two classes of shares:
Class A shares (currently sold subject to a maximum front-end sales load of 5.75% and a distribution fee of up to 0.25% of average daily net assets) and Class C shares (currently sold subject to a 1.25% front-end sales load, a 1% contingent deferred sales load for a one-year period and a distribution fee of up to 1% of average daily net assets). Each Class A and Class C share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class C shares bear the expenses of higher distribution fees, which is expected to cause Class C shares to have a higher expense ratio and to pay lower dividends than Class A shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       20
                                      ----

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

2.   SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

Security valuation -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges and securities traded in the over-the-counter market are valued at their last sales price as of the close of the regular session of trading on the day the securities are being valued. Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Repurchase agreements -- Repurchase agreements, which are collateralized by U.S. Government obligations, are valued at cost which, together with accrued interest, approximates market. At the time each Fund enters into a repurchase agreement, the seller agrees that the value of the underlying securities, including accrued interest, will at all times be equal to or exceed the face amount of the repurchase agreement.

Share valuation -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Effective August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund, Equity Fund and Growth/Value Fund and effective May 17, 2000, Class A shares of the Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund and, effective May 17, 2000, Aggressive Growth Fund is equal to the net asset value per share plus a sales load equal to 1.27% of the net asset value (or 1.25% of the offering price).

Prior to August 1, 1999, the maximum offering price per share of Class A shares of the Utility Fund and Equity Fund and shares of the Growth/Value Fund and Aggressive Growth Fund was equal to the net asset value per share plus a sales load equal to 4.17% of the net asset value (or 4% of the offering price). The offering price of Class C shares of the Utility Fund and Equity Fund was equal to the net asset value per share.

The redemption price per share of a Fund, or of each class of shares of a Fund, is equal to the net asset value per share. However, Class C shares of the Funds are subject to a contingent deferred sales load of 1% of the original purchase price if redeemed within a one-year period from the date of purchase.

Investment income -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are amortized in accordance with income tax regulations which approximate generally accepted accounting principles.

Distributions to shareholders -- Dividends arising from net investment income, if any, are declared and paid to shareholders quarterly for the Utility Fund, Equity Fund and Enhanced 30 Fund and annually for the Growth/Value Fund and Aggressive Growth Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       21
                                      ----

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

Allocations between classes -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses which are not attributable to a specific class are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund.

Security transactions -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Organization costs -- Costs incurred by the Growth/Value Fund and Aggressive Growth Fund in connection with their organization and registration of shares, net of certain expenses, have been capitalized and are being amortized on a straight-line basis over a five year period beginning with each Fund's commencement of operations.

Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax -- It is each Fund's policy to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

The following information is based upon the federal income tax cost of portfolio investments as of September 30, 2000:

--------------------------------------------------------------------------------------------------------------
                                                                      GROWTH/      AGGRESSIVE
                                       UTILITY         EQUITY          VALUE         GROWTH      ENHANCED 30
                                         FUND           FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation ....   $ 15,520,370   $ 19,774,280   $ 50,763,490   $ 22,054,828   $    568,248
Gross unrealized depreciation ....     (1,208,255)    (4,847,992)    (5,786,317)    (1,910,097)      (474,155)
                                     ------------------------------------------------------------------------
Net unrealized appreciation ......   $ 14,312,115   $ 14,926,288   $ 44,977,173   $ 20,144,731   $     94,093
                                     ========================================================================
Federal income tax cost ..........   $ 24,113,418   $ 52,423,123   $114,999,727   $ 22,954,243   $  6,717,976
                                     ========================================================================
--------------------------------------------------------------------------------------------------------------

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       22
                                      ----

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

3.   INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) were as follows for the period ended September 30, 2000:

--------------------------------------------------------------------------------------------------------------
                                                                      GROWTH/      AGGRESSIVE
                                       UTILITY         EQUITY          VALUE         GROWTH      ENHANCED 30
                                         FUND           FUND           FUND           FUND           FUND
--------------------------------------------------------------------------------------------------------------
Purchases of investment securities   $  9,254,771   $ 26,273,367   $ 70,693,216   $  3,821,988   $  6,870,339
                                     ========================================================================
Proceeds from sales and maturities
  of investment securities .......   $ 14,779,401   $ 23,136,616   $ 12,663,077   $  2,556,433   $    160,972
                                     ========================================================================
--------------------------------------------------------------------------------------------------------------

4.   TRANSACTIONS WITH AFFILIATES

The President and certain other officers of the Trust are also officers of Touchstone Advisors, Inc. (the Adviser), the Trust's investment adviser, or Touchstone Securities, Inc. (the Underwriter), the Trust's principal underwriter, and Integrated Fund Services, Inc. (IFS), the Trust's administrator, transfer agent and accounting services agent. The Adviser, the Underwriter and IFS are each wholly-owned, indirect subsidiaries of The Western and Southern Life Insurance Company.

MANAGEMENT AGREEMENTS
The Adviser provides general investment supervisory services for the Funds, under the terms of separate Management Agreements. Under the Management Agreements, the Utility Fund and Equity Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.75% of its respective average daily net assets up to $200 million; 0.70% of such net assets from $200 million to $500 million; and 0.50% of such net assets in excess of $500 million. The Growth/Value Fund and Aggressive Growth Fund each pay the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 1.00% of its respective average daily net assets up to $50 million; 0.90% of such net assets from $50 million to $100 million; 0.80% of such net assets from $100 million to $200 million; and 0.75% of such net assets in excess of $200 million. The Enhanced 30 Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.65% of average daily net assets.

Fort Washington Investment Advisors, Inc. (Fort Washington) has been retained by the Adviser to manage the investments of the Utility Fund and Equity Fund. The Adviser (not the Funds) pays Fort Washington a fee for these services.

Mastrapasqua and Associates, Inc. (Mastrapasqua) has been retained by the Adviser to manage the investments of the Growth/Value Fund and Aggressive Growth Fund. The Adviser (not the Funds) pays Mastrapasqua a fee for these services.

Todd Investment Advisors, Inc. (Todd) has been retained by the Adviser to manage the investments of the Enhanced 30 Fund. The Adviser (not the Fund) pays Todd a fee for these services.

In order to voluntarily reduce operating expenses of the Utility Fund, Aggressive Growth Fund and Enhanced 30 Fund, the Adviser waived $3,683, $61,025 and $33,452, respectively, of its investment advisory fees during the period ended September 30, 2000.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       23
                                      ----

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

TRANSFER AGENT AND SHAREHOLDER SERVICE AGREEMENT
Under the terms of the Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement between the Trust and IFS, IFS maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, IFS receives a monthly fee at an annual rate of $17 per shareholder account from each Fund, subject to a $1,000 minimum monthly fee for each Fund, or for each class of shares of a Fund, as applicable. In addition, each Fund pays IFS out-of-pocket expenses including, but not limited to, postage and supplies.

ACCOUNTING SERVICES AGREEMENT
Under the terms of the Accounting Services Agreement between the Trust and IFS, IFS calculates the daily net asset value per share and maintains the financial books and records of each Fund. For these services, IFS receives a monthly fee, based on current net asset levels, of $3,500 from each of the Equity Fund and Growth/Value Fund, $3,000 from the Utility Fund, Aggressive Growth Fund and Enhanced 30 Fund. In addition, each Fund pays IFS certain out-of-pocket expenses incurred by IFS in obtaining valuations of such Fund's portfolio securities.

UNDERWRITING AGREEMENT
The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned $1,488, $4,783, $166,177, $41,469 and $137 from underwriting and broker commissions on the sale of shares of the Utility Fund, Equity Fund, Growth/Value Fund, Aggressive Growth Fund and Enhanced 30 Fund, respectively, during the period ended September 30, 2000. In addition, the Underwriter collected $202, $40, $3,147 of contingent deferred sales loads on the redemption of Class C shares of the Utility Fund, Equity Fund and Growth/Value Fund, respectively.

PLANS OF DISTRIBUTION
The Trust has a Plan of Distribution (Class A Plan) under which shares of each Fund having one class of shares and Class A shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class C Plan) under which Class C shares of each Fund having two classes of shares may directly incur or reimburse the Adviser for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class C Plan is 1% of average daily net assets attributable to Class C shares.

CUSTODIAN AGREEMENTS
Firstar Bank, N.A., which serves as the custodian for the Growth/Value Fund and Aggressive Growth Fund, was a significant shareholder of record of each Fund as of September 30, 2000. Under the terms of its Custodian Agreements, Firstar Bank receives from each Fund an asset-based fee plus certain transaction charges.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       24
                                      ----

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

5.   CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

-------------------------------------------------------------------------------------------------------------
                                                                   UTILITY FUND               EQUITY FUND
-------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                SIX MONTHS
                                                                ENDED        YEAR         ENDED        YEAR
                                                              SEPT. 30,      ENDED      SEPT. 30,      ENDED
                                                                2000       MARCH 31,      2000      MARCH 31,
(000's)                                                      (UNAUDITED)     2000      (UNAUDITED)     2000
-------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ............................................           56          257          561          689
Shares reinvested ......................................           11          442           --          398
Shares redeemed ........................................         (302)        (769)        (398)        (752)
                                                           -------------------------------------------------
Net increase (decrease) in shares outstanding ..........         (235)         (70)         163          335
Shares outstanding, beginning of period ................        2,419        2,489        2,846        2,511
                                                           -------------------------------------------------
Shares outstanding, end of period ......................        2,184        2,419        3,009        2,846
                                                           =================================================
CLASS C
Shares sold ............................................           15           24           10           23
Shares reinvested ......................................           --           34           --           23
Shares redeemed ........................................          (35)         (73)          (6)         (28)
                                                           -------------------------------------------------
Net increase (decrease) in shares outstanding ..........          (20)         (15)           4          (18)
Shares outstanding, beginning of period ................          194          209          162          144
                                                           -------------------------------------------------
Shares outstanding, end of period ......................          174          194          166          162
                                                           =================================================
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                                                GROWTH/VALUE FUND      AGGRESSIVE GROWTH FUND
-------------------------------------------------------------------------------------------------------------
                                                             SIX MONTHS                SIX MONTHS
                                                                ENDED        YEAR         ENDED        YEAR
                                                              SEPT. 30,      ENDED      SEPT. 30,      ENDED
                                                                2000       MARCH 31,     2000(B)    MARCH 31,
(000's)                                                      (UNAUDITED)    2000(A)    (UNAUDITED)     2000
-------------------------------------------------------------------------------------------------------------
CLASS A
Shares sold ............................................        1,937        1,772          376          829
Shares reinvested ......................................           --           30           --            3
Shares redeemed ........................................         (672)        (774)        (374)        (365)
                                                           -------------------------------------------------
Net increase in shares outstanding .....................        1,265        1,028            2          467
Shares outstanding, beginning of period ................        2,438        1,410        1,192          725
                                                           -------------------------------------------------
Shares outstanding, end of period ......................        3,703        2,438        1,194        1,192
                                                           =================================================
CLASS C
Shares sold ............................................          609          342           64           --
Shares reinvested ......................................           --            1           --           --
Shares redeemed ........................................          (18)          (9)          --           --
                                                           -------------------------------------------------
Net increase in shares outstanding .....................          591          334           64           --
Shares outstanding, beginning of period ................          334           --           --           --
                                                           -------------------------------------------------
Shares outstanding, end of period ......................          925          334           64           --
                                                           =================================================
-------------------------------------------------------------------------------------------------------------

(A) Except for the Growth/Value Fund Class C shares which represents the period from the initial public offering (August 2, 1999) through September 30, 2000.

(B) Except for the Aggressive Growth Fund Class C shares which represents the period from the initial public offering (May 17, 2000) through September 30, 2000.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       25
                                      ----

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)
================================================================================

--------------------------------------------------------------------------------
                                                                ENHANCED 30 FUND
--------------------------------------------------------------------------------
                                                                   PERIOD ENDED
                                                                    SEPT. 30,
                                                                     2000(A)
                                                                   (UNAUDITED)
--------------------------------------------------------------------------------
CLASS A
Shares sold .....................................................           681
Shares reinvested ...............................................             2
Shares redeemed .................................................            (2)
                                                                   ------------
Net increase in shares outstanding ..............................           681
Shares outstanding, beginning of period .........................            --
                                                                   ------------
Shares outstanding, end of period ...............................           681
                                                                   ============
CLASS C
Shares sold .....................................................             1
Shares reinvested ...............................................            --
Shares redeemed .................................................            --
                                                                   ------------
Net increase in shares outstanding ..............................             1
Shares outstanding, beginning of period .........................            --
                                                                   ------------
Shares outstanding, end of period ...............................             1
                                                                   ============

(A) Represents the period from the initial public offering, (May 1, 2000 and May 16, 2000) for the Class A and Class C shares, respectively, through September 30, 2000.

6.   BORROWINGS

The Growth/Value Fund and Aggressive Growth Fund each have a Loan Agreement with Firstar Bank, N.A., to be used for temporary or emergency purposes, including the financing of capital share redemption requests that might otherwise require the untimely disposition of securities. The Loan Agreements permit borrowings up to a maximum principal amount outstanding not to exceed the lesser of $1,500,000 for the Growth/Value Fund and $3,000,000 for the Aggressive Growth Fund or certain other amounts which are calculated based upon the amounts and composition of assets in each Fund as defined in the Loan Agreement. Each Fund agrees to pay interest on any unpaid principal balance at prevailing market rates as defined in the Loan Agreement.

As of September 30, 2000, neither Fund had outstanding borrowings under the Loan Agreement. The maximum amount outstanding during the six months ended September 30, 2000 for the Aggressive Growth Fund was $2,397,000 at a weighted average interest rate of 9.23%. For the six months ended September 30, 2000, the Aggressive Growth Fund incurred, and the Adviser reimbursed, $44,123 of interest expense on such borrowings.

7.   RESTRICTED SECURITY

On December 20, 1999, the Aggressive Growth Fund purchased 83,333 shares of 21e Web Network, Inc. at an original cost of $500,000. At September 30, 2000, this security was valued at $167,000 and represented 0.38% of net assets.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       26
                                      ----

UTILITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                             PAR         MARKET
                                                            VALUE        VALUE
PREFERRED STOCK-- 1.8%                                     (000'S)      (000'S)
--------------------------------------------------------------------------------
ELECTRIC UTILITIES-- 1.7%
Appalachian Power, 8.25% .............................           5     $    122
Carolina Power & Light Company, 8.55% ................           2           50
Columbus Southern Power, 8.38% .......................           6          158
IES Utilities, Inc., 7.875% ..........................           5          117
Ohio Power Co., 8.16% ................................           5          120
Virginia Power Capital, 8.05% ........................           4           96
                                                                       --------
                                                                       $    663
                                                                       --------

FINANCE - OTHER SERVICES -- 0.1%
PSO Capital I, Series A, 8% ..........................           2     $     47
                                                                       --------

TOTAL PREFERRED STOCK (Amortized Cost $677) ..........                 $    710
                                                                       --------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 94.9%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
ELECTRIC COMPANIES-- 41.5%
Cinergy Corp. ........................................          44     $  1,455
CMS Energy Corp. .....................................          36          970
Constellation Energy Group ...........................          67        3,333
Dominion Resources, Inc. .............................           8          464
DPL, Inc. ............................................          70        2,082
Duke Energy Corp. ....................................          38        3,258
FPL Group, Inc. ......................................          20        1,315
Kansas City Power & Light Co. ........................          58        1,548
Southern Co. .........................................          45        1,460
                                                                       --------
                                                                       $ 15,885
                                                                       --------

TELEPHONE -- 18.7%
ALLTEL Corp. .........................................          12     $    626
BellSouth Corp. ......................................          28        1,127
Broadwing, Inc.* .....................................          37          946
Qwest Communications International,Inc.* .............           9          433
SBC Communications, Inc. .............................          39        1,950
Verizon Communications ...............................          40        1,938
WorldPages.com, Inc.* ................................          30          128
                                                                       --------
                                                                       $  7,148
                                                                       --------

NATURAL GAS-- 12.8%
Coastal Corp. ........................................          16     $  1,186
El Paso Energy Corp. .................................          10          616
Enron Corp. ..........................................          18        1,577
Williams Cos., Inc. ..................................          36        1,521
                                                                       --------
                                                                       $  4,900
                                                                       --------

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       27
                                      ----

================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 94.9%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
POWER PRODUCERS -- 10.7%
AES Corp.* ...........................................          60     $  4,110
                                                                       --------

COMMUNICATION EQUIPMENT-- 8.0%
Lucent Technologies, Inc. ............................          26     $    795
Nortel Networks Corp. ................................          38        2,263
                                                                       --------
                                                                       $  3,058
                                                                       --------

COMMUNICATION -- 3.0%
Centennial Cellular Communications ...................          30     $    660
McLeodusa, Inc. - Class A ............................          35          501
                                                                       --------
                                                                       $  1,161
                                                                       --------

TELECOMMUNICATIONS - LONG DISTANCE-- 0.2%
RSL Communications, Ltd. - Class A* ..................          35     $     70
                                                                       --------

TOTAL COMMON STOCKS (Cost $22,004) ...................                 $ 36,332
                                                                       --------

--------------------------------------------------------------------------------
                                                             PAR         MARKET
                                                            VALUE        VALUE
COMMERCIAL PAPER-- 3.6%                                    (000'S)      (000'S)
--------------------------------------------------------------------------------
Nevada Power, 10/02/00 (Amortized Cost $1,384) .......      $1,384     $  1,384
                                                                       --------

TOTAL INVESTMENTS AT VALUE-- 100.3% (Amortized Cost $24,065)           $ 38,426

LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%) ......                     (124)
                                                                       --------

NET ASSETS -- 100.0% .................................                 $ 38,302
                                                                       ========

*    Non-income producing security.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       28
                                      ----

EQUITY FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 96.8%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
TECHNOLOGY-- 34.0%
Cisco Systems, Inc.* .................................          40     $  2,210
Corning, Inc. ........................................           8        2,376
EMC Corp.* ...........................................          30        2,974
Intel Corp. ..........................................          42        1,748
Juniper Networks, Inc.* ..............................          10        2,189
Microsoft Corp.* .....................................           5          301
Nokia Oyj - ADR ......................................          40        1,592
Oracle Corp.* ........................................          30        2,362
PMC-Sierra, Inc.* ....................................           5        1,076
Sun Microsystems, Inc.* ..............................          27        3,152
Texas Instruments, Inc. ..............................          21          991
VERITAS Software Corp.* ..............................          15        2,130
                                                                       --------
                                                                       $ 23,101
                                                                       --------

FINANCIAL SERVICES -- 13.3%
American International Group .........................          31     $  2,960
Citigroup, Inc. ......................................          53        2,883
Northern Trust Corp. .................................          36        3,200
                                                                       --------
                                                                       $  9,043
                                                                       --------

HEALTH-- 12.3%
Elan Corp. plc - ADR* ................................          35     $  1,916
Johnson & Johnson ....................................          15        1,409
Medtronic, Inc. ......................................          55        2,850
Pfizer, Inc. .........................................          48        2,157
                                                                       --------
                                                                       $  8,332
                                                                       --------

COMMUNICATION SERVICES-- 8.1%
Global Crossing Ltd.* ................................          30     $    930
Nortel Networks Corp. ................................          50        2,978
Sprint PCS Group .....................................          15          526
WorldCom, Inc.* ......................................          34        1,033
                                                                       --------
                                                                       $  5,467
                                                                       --------

CONSUMER, CYCLICAL-- 7.9%
Home Depot, Inc. .....................................          35     $  1,859
Omnicom Group, Inc. ..................................          25        1,823
Wal-Mart Stores, Inc. ................................          35        1,684
                                                                       --------
                                                                       $  5,366
                                                                       --------

CONSUMER STAPLES -- 5.7%
AT&T Corporation - Liberty Media Group - Class A* ....         100     $  1,800
Univision Communications, Inc. - Class A* ............          55        2,056
                                                                       --------
                                                                       $  3,856
                                                                       --------

ENERGY -- 4.4%
Enron Corporation ....................................          18     $  1,577
Schlumberger Limited .................................          17        1,399
                                                                       --------
                                                                       $  2,976
                                                                       --------

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       29
                                      ----

================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 96.8%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
CAPITAL GOODS-- 4.2%
General Electric Co. .................................          50     $  2,884
                                                                       --------

BIOLOGICAL PRODUCTS-- 2.1%
Amgen* ...............................................          20     $  1,397
                                                                       --------

ELECTRIC SERVICES -- 2.0%
AES Corp.* ...........................................          20     $  1,370
                                                                       --------

MANUFACTURING-- 1.9%
Tyco International, Ltd. .............................          25     $  1,297
                                                                       --------

NATURAL GAS TRANSMISSION-- 0.9%
Williams Companies, Inc. .............................          15     $    634
                                                                       --------

TOTAL COMMON STOCKS (Cost $50,682) ...................                 $ 65,723
                                                                       --------

--------------------------------------------------------------------------------
                                                             PAR         MARKET
                                                            VALUE        VALUE
COMMERCIAL PAPER-- 2.4%                                    (000'S)      (000'S)
--------------------------------------------------------------------------------
Nevada Power, 10/02/00 (Amortized Cost $1,626) .......      $1,626     $  1,626
                                                                       --------

TOTAL INVESTMENTS AT VALUE-- 99.2% (Amortized Cost $52,308)            $ 67,349

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.8% ........                      573
                                                                       --------

NET ASSETS -- 100.0% .................................                 $ 67,922
                                                                       ========

*    Non-income producing security.

ADR - American Depository Receipt

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       30
                                      ----

GROWTH/VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 95.9%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
INDUSTRIAL-- 2.0%
Emerson Electric Co. .................................          47     $  3,156
                                                                       --------

CONSUMER STAPLES-- 4.5%
AT&T Corp.- Liberty Media- Class A* ..................         119     $  2,142
USA Networks,Inc.* ...................................         110        2,426
Viacom, Inc. - Class B* ..............................          42        2,457
                                                                       --------
                                                               271     $  7,025
                                                                       --------

CONSUMER, NON-CYCLICAL-- 2.2%
Procter & Gamble Co. .................................          52     $  3,484
                                                                       --------

TECHNOLOGY -- 45.7%
Analog Devices .......................................          32     $  2,642
Applied Materials, Inc.* .............................          43        2,562
Broadcom Corp. - Class A* ............................          20        4,753
Ciena Corp. ..........................................          36        4,421
Cisco Systems, Inc.* .................................          44        2,431
EMC Corp.* ...........................................          45        4,480
Integrated Device Tech ...............................          24        2,172
Intel Corp. ..........................................          51        2,127
JDS Uniphase Corp.* ..................................          32        3,030
Nortel Networks Corp. ................................          50        2,978
Novell, Inc.* ........................................          91          907
Oracle Corp.* ........................................         124        9,726
PMC-Sierra, Inc.* ....................................          21        4,423
RealNetworks, Inc.* ..................................          43        1,709
Sun Microsystems, Inc.* ..............................          82        9,574
Teradyne, Inc.* ......................................          34        1,190
Texas Instruments, Inc. ..............................          68        3,195
VERITAS Software Corp.* ..............................          33        4,686
Waters Corp.* ........................................          52        4,628
                                                                       --------
                                                               924     $ 71,634
                                                                       --------

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       31
                                      ----

================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS -- 95.9% (CONTINUED)                         (000'S)      (000'S)
--------------------------------------------------------------------------------
HEALTH-- 28.1%
Amgen, Inc.* .........................................          56     $  3,889
Baxter International, Inc. ...........................          48        3,831
Biovail Corp.* .......................................          39        3,176
Elan Corp. plc- ADR* .................................          65        3,559
Forest Laboratories, Inc.* ...........................          30        3,441
Genentech, Inc.* .....................................          20        3,695
IDEC Pharmaceuticals Corp.* ..........................          26        4,472
Medimmune Inc.* ......................................          39        3,013
PE-Corp.-Celera Genomics* ............................          28        2,790
Pe Corp. -Pe Biosystems ..............................          37        4,311
Pfizer, Inc. .........................................          90        4,045
Pharmacia Corporation ................................          62        3,731
                                                                       --------
                                                                       $ 43,953
                                                                       --------

FINANCIAL SERVICES -- 10.9%
American Express Company .............................          56     $  3,402
Bank Of New York Co. Inc. ............................          72        4,036
Citigroup, Inc. ......................................          70        3,802
Merrill Lynch & Co., Inc. ............................          47        3,102
Morgan Stanley Dean Witter & Co. .....................          30        2,743
                                                                       --------
                                                                       $ 17,085
                                                                       --------

CONGLOMERATES-- 2.5%
General Electric Co. .................................          67     $  3,866
                                                                       --------

TOTAL COMMON STOCK (Cost $105,230) ...................                 $150,203
                                                                       --------

--------------------------------------------------------------------------------
                                                             PAR         MARKET
                                                            VALUE        VALUE
COMMERCIAL PAPER-- 6.2%                                    (000'S)      (000'S)
--------------------------------------------------------------------------------
Nevada Power 10/02/00 ................................      $6,236     $  6,239
PG & E Generating 10/2/00 ............................       3,534        3,535
                                                                       --------

TOTAL COMMERCIAL PAPER (Amortized Cost $9,770) .......                 $  9,774
                                                                       --------

TOTAL INVESTMENTS AT VALUE-- 102.1% (Amortized Cost $115,000)          $159,977

LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.1%) ......                   (3,302)
                                                                       --------

NET ASSETS -- 100.0% .................................                 $156,675
                                                                       ========

*    Non-income producing security.

ADR - American Depository Receipt.

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       32
                                      ----

AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 95.5%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
HEALTH-- 21.6%
Amgen, Inc.* .........................................          15     $  1,047
Elan Corp plc - ADR* .................................          21        1,150
Forest Laboratories, Inc.* ...........................          10        1,147
Genentech, Inc.* .....................................           9        1,615
IDEC Pharmaceuticals Corp.* ..........................           9        1,543
Medimmune Inc. .......................................          15        1,159
MiniMed, Inc.* .......................................          11          983
Pharmacia Corporation ................................          13          788
                                                                       --------
                                                                       $  9,432
                                                                       --------

TECHNOLOGY-- 68.4%
21 E Web Network*(A) .................................          83     $    167
Applied Materials, Inc.* .............................          11          664
Broadcom Corp. - Class A* ............................           7        1,804
CV Therapeutics Inc. .................................           6          467
CIENA Corp.* .........................................           9        1,105
EMC Corp.* ...........................................          29        2,875
Exodus Communications, Inc.* .........................          12          593
Integrated Device Tech ...............................           7          634
Intel Corp. ..........................................          22          932
JDS Uniphase Corp.* ..................................          29        2,727
Nortel Networks Corp. ................................          12          685
Novell, Inc.* ........................................          62          616
Oracle Corp.* ........................................          42        3,288
PE-Corp. - Celera Genomics ...........................          11        1,066
PE Corp. - PE Biosystems .............................          15        1,701
PMC-Sierra, Inc.* ....................................           7        1,399
RealNetworks, Inc.* ..................................          13          497
SDL, Inc.* ...........................................           4        1,232
Sun Microsystems Inc.* ...............................          25        2,919
Sycamore Networks, Inc.* .............................           6          605
Teradyne, Inc.* ......................................          18          613
VERITAS Software Corp.* ..............................          11        1,566
Waters Corp.* ........................................          19        1,690
                                                                       --------
                                                                       $ 29,845
                                                                       --------

FINANCIAL SERVICES 5.5%
Merrill Lynch & Co., Inc. ............................          19     $  1,253
Morgan Stanley Dean Witter & Co. .....................          13        1,188
                                                                       --------
                                                                       $  2,441
                                                                       --------
TOTAL COMMON STOCK (Cost $21,573) ....................                 $ 41,718
                                                                       ========

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       33
                                      ----

================================================================================
                                                             PAR         MARKET
                                                            VALUE        VALUE
COMMERCIAL PAPER-- 3.2%                                    (000'S)      (000'S)
--------------------------------------------------------------------------------
Nevada Power, 10/02/00 (Amortized Cost $1,381) .......      $1,381     $  1,381
                                                                       --------

TOTAL INVESTMENTS AT VALUE-- 98.7% (Amortized Cost $22,954)            $ 43,099

OTHER ASSETS IN EXCESS OF LIABILITIES -- 1.3% ........                 $    557
                                                                       --------

NET ASSETS -- 100% ...................................                 $ 43,656
                                                                       ========

*    Non-income producing security.

ADR - American Depository Receipt.

(A)  Restricted Security (Note 8).

See accompanying notes to financial statements.

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       34
                                      ----

ENHANCED 30 FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30, 2000 (UNAUDITED)
================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS-- 97.6%                                      (000'S)      (000'S)
--------------------------------------------------------------------------------
CONSUMER STAPLES-- 15.1%
Coca-Cola Co. ........................................           4     $    226
Home Depot, Inc. .....................................           4          228
McDonald's Corp. .....................................           6          193
The Walt Disney Co. ..................................           5          199
Wal-Mart Stores, Inc. ................................           4          183
                                                                       --------
                                                                       $  1,029
                                                                       --------

ENERGY-- 4.3%
El Paso Energy Corp. .................................           5     $    296
                                                                       --------

INDUSTRIAL-- 15.2%
Boeing Co. ...........................................           6     $    365
Du Pont (E.I) DE Nemours .............................           5          195
Exxon Mobil Corporation ..............................           3          258
Minnesota Mining & Mfg Co. ...........................           2          219
                                                                       --------
                                                                       $  1,037
                                                                       --------

HEALTH-- 17.0%
Abbott Laboratories ..................................           6     $    262
Johnson & Johnson ....................................           3          235
Kimberly-Clark Corp. .................................           4          212
Merck & Co., Inc. ....................................           3          231
Pfizer, Inc. .........................................           5          220
                                                                       --------
                                                                       $  1,160
                                                                       --------

TECHNOLOGY-- 28.2%
Cisco Systems, Inc. ..................................           4     $    199
Computer Sciences Corp.* .............................           2          134
Hewlett-Packard Co. ..................................           2          184
Honeywell International, Inc. ........................           6          203
IBM Corp. ............................................           2          236
Intel Corp. ..........................................           4          158
Microsoft Corp.* .....................................           3          187
SBC Communications, Inc. .............................           5          255
Sprint Corp. .........................................           4          105
United Technologies Corp. ............................           4          263
                                                                       --------
                                                                       $  1,924
                                                                       --------

FINANCIAL SERVICES-- 15.1%
American Express Company .............................           4     $    255
Bank Of America Corp. ................................           4          225
Citigroup, Inc. ......................................           5          252
J.P. Morgan & Company ................................           2          294
                                                                       --------
                                                                       $  1,026
                                                                       --------

                           TOUCHSTONE FAMILY OF FUNDS
                                      ----
                                       35
                                      ----

================================================================================
                                                                         MARKET
                                                            SHARES       VALUE
COMMON STOCKS -- 98.3% (CONTINUED)                         (000'S)      (000'S)
--------------------------------------------------------------------------------
CONGLOMERATES-- 3.4%
General Electric Co. .................................           4     $    232
                                                                       --------

TOTAL COMMON STOCK (Amortized Cost $6,610) ...........                 $  6,704
                                                                       --------

--------------------------------------------------------------------------------
                                                                         MARKET
                                                            SHARES       VALUE
CASH EQUIVALENTS-- 1.6%                                    (000'S)      (000'S)
--------------------------------------------------------------------------------
Fifth Third US Treasury Money Market Fund
  (Amortized Cost $108) ..............................         108     $    108
                                                                       --------

TOTAL INVESTMENTS AT VALUE-- 99.9% (Amortized Cost $6,718)             $  6,812

OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.1% ........                        4
                                                                       --------

NET ASSETS -- 100% ...................................                 $  6,816
                                                                       ========

*    Non-income producing security.

See accompanying notes to financial statements.

                                    APPENDIX
                        BOND AND COMMERCIAL PAPER RATINGS

     Set forth below are descriptions of the ratings of Moody's and S&P, which represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality.

                              MOODY'S BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa. Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B. Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                               S&P'S BOND RATINGS

AAA. Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from higher rated issues only in a small degree.

A. Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in the highest rated categories.

BBB. Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

           BB, B, CCC, CC and C. Bonds rated BB, B, CCC, CC, and C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of this obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, they are outweighed by large uncertainties of major risk exposures to adverse conditions.

C1. The rating C1 is reserved for income bonds on which no interest is being paid.

D. Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

     Plus (+) or Minus (-). The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR. Indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                     FITCH IBCA, DUFF & PHELPS BOND RATINGS:

     AAA - "AAA ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events."

     AA - "AA ratings denote a very low expectation of credit risk. They indicate strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events."

     A - "A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings."

     BBB - "BBB ratings indicate that there is currently a low expectation of credit risk. Capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category."

     BB - "BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade."

     B - "B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment."

     CCC, CC, C - "Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default."

     DDD, DD and D - "Securities are not meeting current obligations and are extremely speculative. 'DDD' designates the highest potential for recovery of amounts outstanding on any securities involved. For U.S. corporates, for example, 'DD' indicates expected recovery of 50%-90% of such outstanding, and 'D' the lowest recovery potential, i.e. below 50%."

                        THOMSON BANKWATCH'S BOND RATINGS

     AAA - "Indicates that the ability to repay principal and interest on a timely basis is extremely high."

     AA - "Indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category."

     A - "Indicates the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BBB - "The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. BBB issues are more vulnerable to adverse developments (both internal and external) than obligations with higher ratings."

     BB - "While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations."

     B - "Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis."

     CCC - "Issues rated CCC clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances."

     CC - "CC is applied to issues that are subordinate to other obligations rated CCC and are afforded less protection in the event of bankruptcy or reorganization."

     D - "Default."

UNRATED. Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

     Should no rating be assigned, the reason may be one of the following:

     1.   An application for rating was not received or accepted.

     2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

     3.   There is a lack of essential data pertaining to the issue or issuer.

     4. The issue was privately placed, in which case the rating is not published in Moody's publications.

     Suspension or withdrawal may occur if new and material circumstances arise, the effect of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

     Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1, Baa-1, Ba-1 and B-1.

                         S&P'S COMMERCIAL PAPER RATINGS

     A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2 and 3 to denote relative strength within it's A classification. Commercial paper issues rated A by S&P have the following characteristics: Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

                        MOODY'S COMMERCIAL PAPER RATINGS

     Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

     Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

                         MOODY'S CORPORATE NOTE RATINGS

MIG-1 "Notes which are rated MIG-1 are judged to be of the best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing."

MIG-2 "Notes which are rated MIG-2 are judged to be of high quality. Margins of protection are ample although not so large as in the preceding group."

                          S&P'S CORPORATE NOTE RATINGS

SP-1   "Debt rated SP-1 has very strong or strong  capacity to pay principal and
       interest.   Those  issues  determined  to  possess   overwhelming  safety
       characteristics will be given a plus (+) designation."

SP-2   "Debt  rated  SP-2  has  satisfactory   capacity  to  pay  principal  and
       interest."

PART C.   OTHER INFORMATION
------    -----------------

Item 23.  Exhibits
-------   --------

     (a)  ARTICLES OF INCORPORATION
          Registrant's Restated Agreement and Declaration of Trust with Amendment No. 1, dated May 24, 1994, Amendment No. 2, dated February 28, 1997 and Amendment No. 3, dated August 11, 1997, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 36, are hereby incorporated by reference.

          Amendment No. 4 to Restated Agreement and Declaration of Trust dated February 12, 1998, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42, is hereby incorporated by reference.

          Amendments to Restated Agreement and Declaration of Trust dated March 16, 2000, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is hereby incorporated by reference.

          Amendment to Restated Agreement and Declaration of Trust dated April 6, 2000, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is hereby incorporated by reference.


     (b)  BYLAWS
          Registrant's Bylaws with Amendments adopted July 17, 1984 and April 5, 1989, which were filed as Exhibits to Registrant's Post-Effective Amendment No. 36, are hereby incorporated by reference.

     (c)  INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS
          Article IV Of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

          LIQUIDATION. In event of the liquidation or dissolution of the Trust, the Shareholders of each Series that has been established and designated shall be entitled to receive, as a Series, when and as declared by the Trustees, the excess of the assets belonging to that Series over the liabilities belonging to that Series. The assets so distributable to the Shareholders of any particular Series shall be distributed among such Shareholders in proportion to the number of Shares of that Series held by them and recorded on the books of the Trust.

          VOTING. All shares of all Series shall have "equal voting rights" as such term is defined in the Investment Company Act of 1940 and except as otherwise provided by that Act or rules, regulations or orders promulgated thereunder. On each matter submitted to a vote of the Shareholders, all shares of each Series shall vote as a single class except as to any matter with respect to which a vote of all Series voting as a single series is required by the 1940 Act or rules and regulations promulgated thereunder, or would be required under the Massachusetts Business Corporation Law if the Trust were a Massachusetts business corporation. As to any matter which does not affect the interest of a particular Series, only the holders of Shares of the one or more affected Series shall be entitled to vote.

          REDEMPTION BY SHAREHOLDER. Each holder of Shares of a particular Series shall have the right at such times as may be permitted by the Trust, but no less frequently than once each week, to require the Trust to redeem all or any part of his Shares of that Series at a redemption price equal to the net asset value per Share of that Series next determined in accordance with subsection (h) of this Section 4.2 after the Shares are properly tendered for redemption.

          Notwithstanding the foregoing, the Trust may postpone payment of the redemption price and may suspend the right of the holders of Shares of any Series to require the Trust to redeem Shares of that Series during any period or at any time when and to the extent permissible under the 1940 Act, and such redemption is conditioned upon the Trust having funds or property legally available therefor.

          TRANSFER. All Shares of each particular Series shall be transferable, but transfers of Shares of a particular Series will be recorded on the Share transfer records of the Trust applicable to that Series only at such times as Shareholders shall have the right to require the Trust to redeem Shares of that Series and at such other times as may be permitted by the Trustees.

          Article V of Registrant's Restated Agreement and Declaration of Trust provides the following rights for security holders:

          VOTING POWERS. The Shareholders shall have power to vote only (i) for the election or removal of Trustees as provided in Section 3.1, (ii) with respect to any contract with a Contracting Party as provided in
          Section 3.3 as to which Shareholder approval is required by the 1940 Act, (iii) with respect to any termination or reorganization of the Trust or any Series to the extent and as provided in Sections 7.1 and 7.2, (iv) with respect to any amendment of this Declaration of Trust to the extent and as provided in Section 7.3, (v) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (vi) with respect to such additional matters relating to the Trust as may be required by the 1940 Act, this Declaration of Trust, the Bylaws or any registration of the Trust with the Commission (or any successor agency) in any state, or as the Trustees may consider necessary or desirable. There shall be no cumulative voting in the election of any Trustee or Trustees. Shares may be voted in person or by proxy.

     (d)  INVESTMENT ADVISORY CONTRACTS

          (i) Advisory Agreement with Touchstone Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

          (ii) Subadvisory Agreement between Touchstone Advisors, Inc. and Mastrapasqua & Associates, Inc. for the Growth/Value Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

        (iii) Subadvisory Agreement between Touchstone Advisors, Inc. and Mastrapasqua & Associates, Inc. for the Aggressive Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (iv)  Subadvisory Agreement between Touchstone Advisors, Inc. and David
               L. Babson & Company for the Emerging Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

          (v) Subadvisory Agreement between Touchstone Advisors, Inc. and Westfield Capital Management, Inc. for the Emerging Growth Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (vi) Subadvisory Agreement between Touchstone Advisors, Inc. and Credit Suisse Asset Management, Inc. for the International Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

        (vii) Subadvisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. for the Value Plus Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

       (viii) Subadvisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. for the Equity Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (ix) Subadvisory Agreement between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. for the Utility Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

          (x) Subadvisory Agreement between Touchstone Advisors, Inc. and Todd Investment Advisors, Inc. for the Enhanced 30 Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (xi) Form of Subadvisory Agreement between Touchstone Advisors, Inc. and TCW Investment Management Company is filed herewith.

     (e)  UNDERWRITING   CONTRACTS
          (i)  Distribution   Agreement with  Touchstone Securities, Inc., which
               was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

          (ii) Form of Dealer's Agreement, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (iii) Form of Administration Agreement for administration of shareholder accounts, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

     (f)  BONUS OR PROFIT SHARING CONTRACTS

          Touchstone Trustee Deferred Compensaton Plan is filed herewith.

     (g)  CUSTODIAN AGREEMENTS

          (i) Custody Agreement with The Fifth Third Bank, the Custodian for the Utility Fund, the Equity Fund and the Value Plus Fund which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 31, is hereby incorporated by reference.

         (ii) Amendment to Custody Agreement with The Fifth Third Bank, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.


         (iii) Custody Agreement with Firstar Bank (formerly Star Bank), the Custodian for the Growth/Value Fund and the Aggressive Growth
               Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 35, is hereby incorporated by reference.

        (iv) Custody Agreement with Investors Bank and Trust Company, the Custodian for the Emerging Growth Fund, the Value Plus Fund and the International Equity Fund is filed herewith.

     (h)  OTHER MATERIAL CONTRACTS

          (i) Registrant's Accounting and Pricing Services Agreement with Countrywide Fund Services, Inc. (thereafter renamed Integrated Fund Services, Inc.) for the Equity Fund, the Utility Fund, the Growth/Value Fund, the Aggressive Growth Fund and the Enhanced 30 Fund, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (ii) Registrant's Transfer, Dividend Disbursing, Shareholder Service and Plan Agency Agreement with Countrywide Fund Services, Inc. (thereafter renamed Integrated Fund Services, Inc.), which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

         (iii) Administration Agreement with Investors Bank and Trust Company for the Emerging Growth Fund, the Value Plus Fund and the International Equity Fund is filed herewith.

         (iv) Allocation Agreement for Allocation of Fidelty Bond Proceeds is filed herewith.

         (v) Expense Limitation Agreement with Touchstone Advisors, Inc. is filed herewith.

         (vi) Sponsor Agreements with Touchstone Advisors, Inc. are filed herewith.


     (i)  LEGAL OPINION
          Opinion and Consent of Counsel, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (j)  OTHER OPINIONS

          (i)  Consent of Ernst & Young LLP is filed herewith.

     (k)  OMITTED FINANCIAL STATEMENTS
          None.

     (l)  INITIAL CAPITAL AGREEMENTS
          Copy of Letter of Initial Stockholder, which was filed as an Exhibit to Registrant's Pre-Effective Amendment No. 1, is hereby incorporated by reference.

     (m)  RULE 12B-1 PLAN

          (i) Registrant's Plans of Distribution Pursuant to Rule 12b-1 for Class A Shares and Class C Shares, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 are incorporated by reference.

         (ii)  Form of Administration Agreement which was filed as an Exhibit to
               Registrant's   Post-Effective   Amendment   No.   35,  is  hereby
               incorporated by reference.

     (n)  FINANCIAL DATA SCHEDULE
          Not Required

     (o)  RULE 18f-3 PLAN
          Amended Rule 18f-3 Plan Adopted with Respect to the Multiple Class Distribution System, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 33, is hereby incorporated by reference.

     (p)  CODE OF ETHICS

          (i)  Registrant's Code of Ethics, which was filed as an Exhibit to
' Registrant's Post-Effective Amendment No. 42 is hereby incorporated by reference.

         (ii) Code of Ethics for Touchstone Securities, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is hereby incorporated by reference.

        (iii) Code of Ethics for Touchstone Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is hereby incorporated by reference.

         (iv) Code of Ethics for Fort Washington Investment Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 42 is incorporated by reference.

          (v) Code of Ethics for David L. Babson & Company, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

         (vi) Code of Ethics for Westfield Capital Management, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

        (vii) Code of Ethics for Credit Suisse Asset Management LLC, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

        viii) Code of Ethics for Todd Investment Advisors, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

         (ix) Code of Ethics for Mastrapasqua & Associates, Inc., which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 41, is hereby incorporated by reference.

         (x)   Code of Ethics for The TCW Group, Inc. is filed herewith.

     (q)       Power of Attorney for J. Leland Brewster is filed herewith.

Item 24.  Persons Controlled by or Under Common Control with the Registrant
--------  -----------------------------------------------------------------
          None

Item 25.  INDEMNIFICATION
-------   ---------------
               (a)  Article  VI  of  the  Registrant's  Restated  Agreement  and
                    Declaration  of  Trust  provides  for   indemnification   of
                    officers and Trustees as follows:

               Section 6.4  Indemnification of Trustees, Officers, etc.
               -----------  -------------------------------------------
               The Trust shall indemnify each of its Trustees and officers, including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise (hereinafter referred to as a "Covered Person") against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants' and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, and except that no Covered Person shall be indemnified against any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office ("disabling conduct"). Anything herein contained to the contrary notwithstanding, no Covered Person shall be indemnified for any liability to the Trust or its Shareholders to which such Covered Person would otherwise be subject unless (1) a final decision on the merits is made by a court or other body before whom the proceeding was brought that the Covered Person to be indemnified was not liable by reason of disabling conduct or, (2) in the absence of such a decision, a reasonable determination is made, based upon a review of the facts, that the Covered Person was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of Trustees who are neither "interested persons" of the Company as defined in the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party Trustees"), or (b) an independent legal counsel in a written opinion.

               Section 6.5   Advances of Expenses.
               -----------  --------------------
               The Trust shall advance attorneys' fees or other expenses incurred by a Covered Person in defending a proceeding, upon the undertaking by or on behalf of the Covered Person to repay the advance unless it is ultimately determined that such Covered Person is entitled to indemnification, so long as one of the following conditions is met: (i) the Covered Person shall provide security for his undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

               Section 6.6  Indemnification Not Exclusive, etc.
               -----------  -----------------------------------
               The right of indemnification provided by this Article VI shall not be exclusive of or affect any other rights to which any such Covered Person may be entitled. As used in this Article VI, "Covered Person" shall include such person's heirs, executors and administrators, an "interested Covered Person" is one against whom the action, suit or other proceeding in question or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened, and a "disinterested" person is a person against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending or threatened. Nothing contained in this article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees and officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

               (b) The Registrant maintains a mutual fund and investment advisory professional and directors and officers liability policy. The policy provides coverage to the Registrant, its trustees and officers, Touchstone Advisors, Inc. (the "Adviser"), Fort Washington Investment Advisors, Inc. and Todd Investment Advisors, Inc. Coverage under the policy includes losses by reason of any act error, omission, misstatement, misleading statement, neglect or breach of duty. The Registrant may not pay for insurance which protects the Trustees and officers against liabilities rising from action involving willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.

                    The Advisory Agreements and the Subadvisory Agreements provide that the Adviser (or Subadvisor) shall not be liable for any act or omission in the course of rendering services, absent willful misfeasance, bad faith or gross negligence or reckless disregard by the Advisor (or Subadvisor) of its obligations under the Agreement.

Item 26.  BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS
--------  ---------------------------------------------------------

          A. TOUCHSTONE ADVISORS, INC. ("Touchstone") is a registered investment adviser which provides investment advisory services to the Funds. Touchstone also serves as the investment adviser to
               Touchstone  Investment  Trust,   Touchstone  Tax-Free  Trust  and
               Touchstone   Variable   Series  Trust,   registrered   investment
               companies.

               The following list sets forth the business and other connections of the directors and executive officers of Touchstone. Unless otherwise noted, the address of the corporations listed below is 221 East Fourth Street, Cincinnati, Ohio 45202.


               (1)  Jill T. McGruder, President and a Director of the Advisor.

                    (a)  President and a Director of Fort Washington  Brokerage
                         Services,   Inc.,  a  broker-dealer, and a Director of
                         IFS Fund Distributors, Inc., a broker-dealer and Integrated Fund Services, Inc., a transfer agent.

                    (b) A Director of Capital Analysts Incorporated, 3 Radnor Corporate Center, Radnor, PA, an investment adviser and broker-dealer.

                    (c) President, Chief Executive Officer and a Director of IFS Financial Services, Inc., a holding company and Touchstone Securities, Inc., a broker-dealer.

                    (d) President and a Director of IFS Agency Services, Inc., an insurance agency, IFS Insurance Agency, Inc., an insurance agency and IFS Systems, Inc., an information systems provider, 400 Broadway, Cincinnati, Ohio.

                    (e) Senior Vice President of The Western-Southern Life Insurance Company, 400 Broadway, Cincinnati, Ohio, an insurance company.

                    (f) President and Trustee of Touchstone Strategic Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust.

               (2)  Edward S. Heenan, Vice President & Comptroller of the
                    Advisor

                    (a)  Director, Vice President & Comptroller of IFS Financial
                         Services,   Inc.,  IFS  Agency   Services,   Inc.,  IFS
                         Insurance Agency, Inc. and IFS Systems, Inc.

                    (b)  Director and Controller of Touchstone Securities, Inc.

               (3)  Patricia J. Wilson, Chief Compliance Officer of the Advisor

                    (a)  Chief Compliance Officer of Touchstone Securities, Inc.

               (4)  Donald J. Wuebbling, Secretary and Director of the Advisor

                    (a) Director of Touchstone Securities, Inc., IFS Agency Services, Inc., IFS Insurance Agency, Inc. and IFS Systems, Inc.

                    (b) Vice President and General Counsel of The Western and Southern Life Insurance Company

                    (c) Secretary of Fort Washington Investment Advisors, Inc., 420 E. Fourth Street, Cincinnati, OH 45202 and IFS Financial Services, Inc.

               (5)  William F. Ledwin, a Director of the Advisor

                    (a) A Director of Fort Washington Brokerage Services, Inc., Integrated Fund Services, Inc., IFS Fund Distributors, Inc., Touchstone Advisors, Inc., IFS Agency Services, Inc., Capital Analysts Incorporated, IFS Insurance Agency, Inc., Touchstone Securities, Inc., IFS Financial Services, Inc., IFS Systems, Inc. and Eagle Realty Group, Inc., 421 East Fourth Street, a real estate brokerage and management service provider.

                    (b) President and a Director of Fort Washington Investment Advisors, Inc.

                    (c)  Vice President and Chief Investment Officer of Columbus
                         Life  Insurance   Company,   400  East  Fourth  Street,
                         Cincinnati, OH., a life insurance company.

                    (d) Senior Vice President and Chief Investment Officer of The Western-Southern Life Insurance Company.

               (6)   Richard K. Taulbee, Vice President of the Advisor

                    (a) Vice President of IFS Financial Services, Inc., IFS Agency Services, Inc., IFS Insurance Agency, Inc., IFS Systems, Inc. and Touchstone Securities, Inc.

                    (b)  Assistant  Treasurer  of  Fort  Washington   Investment
                         Advisors, Inc.

               (7)  James J. Vance, Vice President & Treasurer of the Advisor

                    (a) Vice President & Treasurer of The Western and Southern Life Insurance Company, Fort Washington Investment Advisors, Inc., IFS Financial Services, Inc., IFS Agency Services, Inc., IFS Insurance Agency, Inc., IFS Systems, Inc. and Touchstone Securities, Inc.

                    (b)  Assistant   Treasurer  of  Fort  Washington   Brokerage
                         Services, Inc., Integrated Fund Services, Inc. and IFS Fund Distributors, Inc.

                    (c)   Treasurer of Touchstone Variable Series Trust

               (8)  Terrie A. Wiedenheft - Chief Financial Officer of the
                    Advisor

                    (a) Senior Vice President, Chief Financial Officer and Treasurer of Integrated Fund Services, Inc., IFS Fund Distributors, Inc. and Fort Washington Brokerage Services, Inc.

                    (b) Chief Financial Officer of IFS Financial Services, Inc. and Touchstone Securities, Inc.

                    (c)  Assistant  Treasurer  of  Fort  Washington   Investment
                         Advisors, Inc.

                    (d) Controller of Touchstone Investment Trust, Touchstone Tax-Free Trust, Touchstone Strategic Trust and Touchstone Variable Series Trust.

          B. FORT WASHINGTON INVESTMENT ADVISORS, INC.("Ft. Washington") is a registered investment adviser which provides sub-advisory services to the Value Plus Fund, the Equity Fund and the Utility Fund. Ft. Washington serves as the Sub-Advisor to Touchstone Investment Trust, Touchstone Tax-Free Trust and certain series of Touchstone Variable Series Trust. Ft. Washington also provides investment advice to institutional and individual clients.

               The following list sets forth the business and other connections of the directors and executive officers of Ft. Washington.

               B. FORT WASHINGTON INVESTMENT ADVISORS, INC.("Ft. Washington") is a registered investment adviser which provides sub-advisory services to the Funds. Ft. Washington also serves as the Sub-Advisor to Touchstone Tax-Free Trust and certain series of Touchstone Strategic Trust and Touchstone Variable Series Trust. Ft. Washington also provides investment advice to institutional and individual clients.

               The following list sets forth the business and other connections of the directors and executive officers of Ft. Washington.

               (1)  William  J.  Williams,   Chairman  and  a  director  of  Ft.
                    Washington

                    (a) Chairman of the Board of The Western and Southern Life Insurance Company

               (2)  William  F.  Ledwin,   President   and  a  director  of  Ft.
                    Washington

               See biography above

               (3)  John F. Barrett, a Director of Ft. Washington

                    (a) President and Chief Executive Officer of The Western and Southern Life Insurance Company

                    (b)  Trustee of Touchstone Variable Series Trust

               (4)  James  J.  Vance,   Vice  President  and  Treasurer  of  Ft.
                    Washington

               See biography above

               (5) Rance G. Duke, Vice President and Senior Portfolio Manager of Ft. Washington

                    (a) Second Vice President and Senior Portfolio Manager of The Western and Southern Life Insurance Company

               (6) John C. Holden, Vice President and Senior Portfolio Manager of Ft. Washington

               (7)  Charles  E.   Stutenroth   IV,  Vice  President  and  Senior
                    Portfolio Manager of Ft. Washington

               (8) Brendan M. White, Vice President and Senior Portfolio Manager of Ft. Washington

               (9)  John J. Goetz, Vice President of Ft. Washington

               (10) Robert H. Leshner, Managing Director of Ft. Washington

               (11) James A. Markley, Managing Director of Ft. Washington

               (12) Roger M. Lanham - Vice President of Ft. Washington

               (13) Augustine  A.  Long,  Managing  Director,  Marketing  of Ft.
                    Washington

               (14) John J. O'Connor, Vice President of Ft. Washington

          C. MASTRAPASQUA & ASSOCIATES, INC. ("MASTRAPASQUA") is a registered investment adviser providing investment advisory services to institutions and individuals as well as the Growth/Value Fund and the Aggressive Growth Fund. The address of Mastrapasqua and its officers and directors is 814 Church Street, Suite 600, Nashville, Tennessee. The following are officers and directors of
               Mastrapasqua:

               (1)  Frank Mastrapasqua - Chairman and Chief Executive Officer

                    (a) Chairman of Management Plus Associates, Inc., a sports agency.

               (2)  Thomas A. Trantum - President

          D. DAVID L. BABSON & COMPANY, INC. ("BABSON") is a registered investment adviser providing sub-advisory services to the Emerging Growth Fund. The address of Babson is One Memorial Drive, Cambridge, Massachusetts 02142. The following are executive officers and directors of Babson:

               (1) Stuart H. Reese - Director, President and Chief Executive Officer

               (2)  Kenneth L. Hargreaves - Executive Director

               (3)  Mary W.  Kibbe  -  Executive  Director  and  Executive  Vice
                    President

               (4)  Efrem Marder - Executive Director

          E. WESTFIELD CAPITAL MANAGEMENT COMPANY, INC. ("WESTFIELD") is a registered adviser providing sub-advisory services to the Emerging Growth Fund. The address of Westfield is One Financial Center, Boston, MA 02111. The following are executive officers and directors of Westfield:

               (1) Charles M. Hazard - Director, Chairman and Chief Executive Officer

               (2) Arthur J. Bauernfeind - Director, President and Chief Operating Officer

               (3) Stephen C. Demirjian - Director, Senior Vice President and Portfolio Manager

               (4) William A. Muggia - Director, Senior Vice President and Portfolio Manager

               (5)  Timothy L. Vaill - Director, Chairman of the Board

          F. CREDIT SUISSE ASSET MANAGEMENT,LLC (CREDIT SUISSE) is a registered adviser providing sub-advisory services to the International Equity Fund. The address of Credit Suisse is One Citicorp Center, 153 East 53rd Street, New York, NY 10022. The following are Managing Directors of Credit Suisse:

               (1)  Robert D. Birnbaum

               (2)  Susan Black

               (3)  Steven Bleiberg

               (4)  Elizabeth Dater

               (5)  Alain DeCoster

               (6)  Gregg Diliberto

               (7)  Nicholas Edwards

               (8)  Harold Ehrlich

               (9)  Kyle Frey

               (10) Jeffrey Geller

               (11) Michael E. Guarasci

               (12) John Hurford

               (13) Robert Janis

               (14) Scott Lewis

               (15) Richard Lindquist

               (16) Brady Lipp

               (17) Stephen Lurito

               (18) Lynn Martin

               (19) Maryanne Mullarkey

               (20) Terry Newman

               (21) John O'Brien

               (22) Sharon Parente

               (23) Eugene Podsiadlo

               (24) Brian Posner

               (25) William Priest

               (26) Roger Reinlieb

               (27) Eric Remole

               (28) Donald Schulteis

               (29) Sheila Scott

               (30) Harold Sharon

               (31) Eugene Siembieda

               (32) Mark Silverstein

               (33) Laurence Smith

               (34) Barbara Tarmy

               (35) Timothy Taussig

               (36) Donna Vandenbulcke

               (37) Richard Watt

          G. TODD INVESTMENT ADVISORS, INC. ("TODD") is a registered adviser providing sub-advisory services to the Enhanced 30 Fund. The address of Todd is 3160 National City Tower, Louisville, KY 40202. The following are officers and directors of Todd:

               (1)  Bosworth M. Todd - Chairman and Director

               (2)  Robert P. Bordogna - President and Director

               (3)  William F. Ledwin - Director

               (4)  Richard A. Loebig - Partner, Chief Accounting Officer

               (5)  Sam C. Ellington - Partner, Fixed Income

               (6)  Curtiss M. Scott, Jr. - Partner, Equity

               (7)  Gayle S. Dorsey - Partner, Equity

               (8)  Margaret C. Bell - Partner, Director of Marketing

Item 27        Principal Underwriters
-------        ----------------------
               (a) Touchstone Securities, Inc. also acts as underwriter for Touchstone Investment Trust, Touchstone Tax-Free Trust and Touchstone Variable Series Trust. Unless otherwise noted, the address of the persons named below is 221 East Fourth Street, Cincinnati, Ohio 45202. *The address is 420 East Fourth Street, Cincinnati, Ohio 45202. **The address is 400 Broadway, Cincinnati, Ohio 45202.

                                           POSITION            POSITION
                                             WITH                 WITH
               (b)  NAME                   UNDERWRITER         REGISTRANT
                    -----                  -----------         ----------
                    Jill T. McGruder       President/Director  President/
                                                               Trustee

                    William F. Ledwin*     Director            None


                    Patricia J. Wilson     Chief Compliance    None
                                           Officer

                    Richard K. Taulbee**   Vice President      None


                    James J. Vance**       Vice President      None
                                           & Treasurer

                    Edward S. Heenan**     Controller/Director None

                    Donald J. Wuebbling**  Director            None

                    Robert F. Morand**     Secretary           None

                    Terrie A. Wiedenheft   Chief Financial     Controller
                                           Officer

                    John R. Lindholm**     Vice President      None

                    Don W. Cummings**      Vice President      None

            (c)     None

Item 28.  LOCATION OF ACCOUNTS AND RECORDS
-------   --------------------------------
          Accounts,  books and other  documents  required  to be  maintained  by
          Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant.

Item 29.  MANAGEMENT SERVICES NOT DISCUSSED IN PART A OR PART B
-------   -----------------------------------------------------
          None.

Item 30.  UNDERTAKINGS
-------   ------------
               (a) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Massachusetts law and the Agreement and Declaration of Trust of the Registrant or the Bylaws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

               (b) Within five business days after receipt of a written application by shareholders holding in the aggregate at least 1% of the shares then outstanding or shares then having a net asset value of $25,000, whichever is less, each of whom shall have been a shareholder for at least six months prior to the date of application (hereinafter the "Petitioning Shareholders"), requesting to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for the purpose of voting upon removal of any Trustee of the Registrant, which application shall be accompanied by a form of communication and request which such Petitioning Shareholders wish to transmit, Registrant will:

                    (i) provide such Petitioning Shareholders with access to a list of the names and addresses of all shareholders of the Registrant; or

                    (ii) inform such Petitioning Shareholders of the approximate number of shareholders and the estimated costs of mailing such communication, and to undertake such mailing promptly after tender by such Petitioning Shareholders to the Registrant of the material to be mailed and the reasonable expenses of such mailing.

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act, the Registrant certifies that it has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Cincinnati, State of Ohio, on the 1st day of March, 2001.

                                        TOUCHSTONE STRATEGIC TRUST

                                           /s/ Jill T. McGruder
                                        By:---------------------------
                                        Jill T. McGruder
                                        President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the 1st day of March, 2001.

/s/ Jill T. McGruder
-----------------------                President
JILL T. MCGRUDER                       and Trustee


/s/ Scott A. Englehart
-----------------------                Treasurer
SCOTT A.ENGLEHART


* WILLIAM O. COLEMAN                   Trustee
-----------------------

* PHILLIP R. COX                       Trustee
-----------------------

* H. JEROME LERNER                     Trustee
-----------------------

* ROBERT H. LESHNER                    Trustee
-----------------------

* OSCAR P. ROBERTSON                   Trustee
-----------------------

* NELSON SCHWAB, JR.                   Trustee
-----------------------

* ROBERT E. STAUTBERG                  Trustee
-----------------------

* J. LELAND BREWSTER                   Trustee
-----------------------

By /s/ Tina D. Hosking
--------------------
   Tina D. Hosking
   *Attorney-in-Fact
   March 1, 2001